UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. ___)

___________________

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ENERGY FUELS INC.
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ENERGY FUELS INC.

PROXY STATEMENT
April 23, 2025

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 11, 2025

Dear Fellow Shareholders,

2024 was a foundational year for Energy Fuels, as we laid the groundwork to expand our uranium business into what we believe will become one of the most important critical minerals companies in the United States. Through the achievement of multiple significant milestones in 2024, we considerably advanced our diversification strategy, which has the potential to secure leading positions in multiple high-growth and in-demand critical commodity markets over the coming years, while at the same time expanding our position as a leading U.S. uranium producer.

It is such an exciting time for Energy Fuels and its shareholders, and we strive to keep you informed and engaged at every step along the way.

It is therefore with great pleasure that I invite you, my fellow shareholder, on behalf of the Energy Fuels Board of Directors, to the 2025 annual and special meeting of shareholders (the "Meeting") to be held on Wednesday, June 11, 2025. The Meeting will again be held via a live audio webcast with integrated slides and real-time balloting. Our Proxy Statement, beginning on page 4, offers useful information regarding this year's items of business, details on how to attend and participate in the virtual meeting, and how to cast your vote by proxy or virtually during the Meeting. The Meeting is also an excellent opportunity to hear from President and Chief Executive Officer Mark Chalmers, who will give his corporate presentation after the official business, and to pose your questions to the management team in a live setting.

Strategic Perspective

We are an established U.S. uranium producer with the only operating and fully licensed uranium mill in the U.S., three uranium mines currently in production, and a pipeline of other mines and properties on standby or in permitting or development that are being maintained and advanced to provide long-term, large-scale uranium production as market conditions warrant. However, not content resting on our laurels, we are always striving to improve long-term value to our shareholders, customers and employees. To this end, we are implementing a commodity-diversification strategy aimed at delivering significant long-term, high margin cashflows while buffering our exposure to the market challenges posed by reliance on a single commodity. This involves creatively leveraging our existing expertise and valuable facilities, licenses and permits to expand our product lines.

Our innovative strategy hinges on producing valuable materials from ores and raw materials that naturally contain uranium (or that are co-located with such feedstocks) and maximizing the processing power of our White Mesa Mill (the "White Mesa Mill" or "Mill") to produce uranium, rare earth elements ("REEs") and vanadium products, as well as potentially the radium needed to create radioisotopes utilized in cancer-fighting targeted alpha therapies ("TAT"). Our REE processing at the Mill is being fed from monazite derived from heavy mineral sands ("HMS") ores, that also provide a low-cost source of uranium. The Company will also recover other HMS products (e.g., titanium and zirconium minerals) from our HMS ores at other Company facilities.

We have been implementing this strategy since 2021, first having demonstrated our ability to commercially produce a mixed REE carbonate first from monazite ores and most recently through the production of separated REE oxides at our state-of-the-art REE separation facilities at the White Mesa Mill, which were commissioned in 2024. To further secure our supply of REE feedstock and to control future costs, Energy Fuels expanded into the mature HMS mining industry in 2023. The HMS industry primarily targets titanium and zirconium minerals, including ilmenite, rutile and zircon, but HMS mines also produce monazite as a low-cost byproduct, presenting a potentially significant cost advantage for Energy Fuels. Monazite concentrate from HMS mines is a superior feedstock for REE production due to its higher grades and excellent distribution of both "light" and "heavy" rare earth oxides, including "magnet" oxides such as neodymium, praseodymium, terbium, dysprosium, samarium and others needed for critical defense technologies.

In time, we expect our new HMS business to offer consistent revenue and free cashflow to add to our existing and expanding uranium and REE oxide revenues, thereby enhancing Energy Fuels' future potential profits and cashflows.

Through this strategy, we are not only diversifying our revenue sources but are also providing critical minerals that are important for national security and technological growth.

Asset-Rich Company

Energy Fuels has been the largest U.S. producer of uranium for the past several years. Indeed, uranium remains the foundation of our business as the touchstone of all our other business lines, which have one key element in common with uranium: a need for the responsible handling of radioactive content. This is a need that we are positioned to meet by first and primarily extracting uranium from our Mill feedstocks before moving on to their secondary extractive applications. We are actively mining uranium ore from our high-grade Pinyon Plain mine in Arizona and our La Sal Complex in Utah. We are also preparing our fully permitted Nichols Ranch in situ recovery ("ISR") facility in Wyoming and our Whirlwind mine in Colorado for potential restarts as markets continually improve, and we are advancing three other large uranium deposits toward production later this decade, including Roca Honda in New Mexico, Sheep Mountain in Wyoming and Bullfrog in Utah. Uranium supply and demand market fundamentals appear very promising, and we continue to monitor them closely in the hope that they justify final investment decisions and plans to move our pending projects into production.

We are also producing commercial quantities of advanced REE materials in the U.S. while evaluating opportunities to move even further down the REE supply chain. Our neodymium and praseodymium (“NdPr”) oxide is currently being tested and validated by REE metal, alloy, magnet and electric vehicle ("EV") drivetrain manufacturers, including through our recently announced deal with POSCO International. So far, we are pleased to report positive initial feedback on the quality and performance of our material!

On the HMS front, last year's acquisition of Base Resources Limited ("Base Resources") brought us a highly experienced and successful team with industry expertise to manage our HMS business and asset development in the southern hemisphere. In addition, we were able to add the Madagascar-based Toliara Project to Energy Fuels' portfolio of developing projects. The Toliara Project was under a suspension by the Madagascar government at the time of the acquisition, but, within two months of completing our acquisition, we were able to work with the Malagasy Government to have the suspension lifted and to secure a Memorandum of Understanding setting forth key fiscal terms for the project.

We are working to finalize our definitive agreements with the Malagasy Government and to resume drilling and local social programs at the Toliara Project. We at Energy Fuels consider it to be the top undeveloped HMS project in the industry, able to produce significant quantities of titanium and zirconium minerals, plus low-cost monazite feedstock for our Utah REE processing, with the necessary authorizations and protective measures in place.

In combination with our other HMS projects, the Bahia Project in Brazil and our Donald Project joint venture with Astron Corporation Limited ("Astron") in Australia, we believe we have now secured reliable long-term supplies of monazite, ultimately reducing our reliance on third parties. Together, these HMS projects have the potential, in time, to make Energy Fuels a world-significant leader in both the HMS and REE industries while allowing us to maintain or expand our position as a U.S. leader in uranium production.

Key to it all is our White Mesa Mill. As the only currently operational conventional uranium mill in the U.S., it plays a vital role in not only the country's emerging nuclear energy renaissance but also globally where nuclear has become the energy source of choice for artificial intelligence, data centers and even crypto currency "mining." Yet, the Mill has so much more to offer. It has unique advantages that allow us to produce both "light" and "heavy" REE oxides within the U.S. and that will potentially enable us to extract the radium needed for medical isotopes critical to TAT cancer treatments. Neither of these undertakings is a small feat, and we pride ourselves on trailblazing in both industries within the U.S. through innovation and our enduring uranium-based expertise. We are ahead of the curve, and we plan to stay that way.

Corporate Citizenship

While pushing ahead in several critical industries, we never forget our foundation, both in uranium and as a company committed to being a good corporate citizen and a steward of the environment. We are extremely proud of having recently taken an historic step in building a long-term relationship with the Navajo Nation, the largest and most populous recognized Native American tribe in the U.S. today, through the signing of a landmark agreement centered on transparency, accountability and respect. Through the agreement, we established a framework for providing assurances to the Navajo Nation that each of our ore transports on state and federal highways crossing their lands is done safely and respectfully. The agreement also sets the stage for Energy Fuels to help the Navajo Nation clean up historic abandoned uranium mines across its lands, which are a relic from the U.S. government's Cold War-era uranium programs. In particular, we have agreed to accept uranium-bearing materials from the cleanup efforts in order to extract the remaining uranium at the Mill. In doing so, we are not only playing our part toward remedying an injustice done to the Navajo people by a U.S. uranium industry predating both our Company and today's stringent regulatory standards but also recycling uranium that has for over half a century been lost to disposal by abandonment and can be given new life as a source of clean nuclear energy. We are proud to have set the gold standard for corporate/indigenous cooperation in the Four Corners region of the U.S. through this agreement and encourage others to join us in pursuing unified goals and means centered on respect for culture and environmentalism.

As a Board, acting closely with our executive management team, we strive to achieve the highest levels of accountability and sound corporate governance practices in representing you, our shareholders. We remain committed to doing all that we can toward ensuring that Energy Fuels is on a socially responsible and profitable path, providing the carbon emission-free nuclear energy and critical mineral supply chain security that the U.S. and its allies require. Trust me when I say, you are in good hands.

The Board of Directors and I thank you for your continued support.

Sincerely,

/s/ J. Birks Bovaird
Chair of the Board of Directors

ENERGY FUELS INC.
NOTICE OF ANNUAL AND SPECIAL MEETING
OF SHAREHOLDERS TO BE HELD ON
WEDNESDAY, JUNE 11, 2025

TO THE HOLDERS OF COMMON SHARES:

Notice is hereby given that an annual and special meeting (the "Meeting") of the holders of common shares of Energy Fuels Inc. (the "Company") will be held by way of a live audio webcast at https://web.lumiconnect.com/255057223 using the password "ef2025" (case sensitive) on Wednesday, June 11, 2025 at 10:00 a.m. (Mountain Daylight Time or "MDT") for the following purposes:

1. to elect the Directors of the Company;

2. to appoint the auditors of the Company and to authorize the Directors to fix the remuneration of the auditors; and

3. to consider and, if deemed advisable, pass an ordinary resolution amending the Company's Omnibus Equity Incentive Compensation Plan to increase share authorization limits.

In order to make the Meeting as convenient as possible for our shareholders, the Company will again be hosting an entirely virtual annual meeting of shareholders in 2025.

The Meeting will be conducted as a virtual meeting of shareholders by way of a live audio webcast through the Lumi/Equiniti Virtual AGM platform (the "Virtual Platform"). You can attend the Meeting online at https://web.lumiconnect.com/255057223 by clicking "I have a control number" and then entering your unique 11-digit control number located on your Notice of Internet Availability of Proxy Materials (the "Notice") and the password"ef2025" (case-sensitive). You will have the ability to submit questions during the Meeting via the Meeting website. Guests in attendance at the Meeting will also be able to submit questions directly through the Virtual Platform, which may be answered at the Company's discretion during the course of the Meeting.

If you choose to vote at the Meeting rather than through the use of the provided proxy card and below instructions, or should you desire to vote at the Meeting after completing and submitting the proxy card, thereby overriding your selections contained therein, you are able to do so through the Virtual Platform by voting on the left-hand side of the screen or as otherwise directed during the Meeting, which will become available to you when the voting portion of the Meeting opens. Your results will be instantaneously tabulated and included in the final Scrutineer's Report, which will become available to the Company once the voting portion of the Meeting has closed. See "Instructions for the Meeting" on page 4 of the accompanying Proxy Statement (the "Proxy Statement") for detailed instructions on how to vote at the Meeting.

The Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting, including detailed instructions for the Meeting, and forms a part of this Notice.

The Company has elected to provide a Notice of Internet Availability of Proxy Materials pursuant to 17 CFR § 240.14a-16 ("Rule 14a-16") under the Exchange Act of 1934, as amended (the "Exchange Act"). In doing so, the Company is deemed to be in compliance with Canadian National Instrument 51-102, Section 9.1.5 - Compliance with SEC Notice-and-Access Rules ("NI 51-102"), because the Company (a) is subject to, and complies with, Rule 14a-16 under the Exchange Act; and (b) residents of Canada do not own, directly or indirectly, outstanding voting securities carrying more than 50% of the votes for the election of Directors, and none of the following apply: (i) the majority of the executive officers or Directors of the Company are residents of Canada; (ii) more than 50% of the consolidated assets of the Company are located in Canada; or (iii) the business of the Company is administered principally in Canada.

v

The notice-and-access provisions of Rule 14a-16 are a set of rules developed by the United States Securities and Exchange Commission (the "SEC") that reduce the volume of materials that must be physically mailed to shareholders by allowing the Company to post the Proxy Statement and any additional materials online. Beneficial Owners will be sent the Notice at least 40 calendar days prior to the Meeting date, including instructions on how to access all materials identified in the Notice, which will be publicly accessible and free of charge on the Company's website as specified in the Notice. Security holders may choose to additionally receive a paper or e-mail copy of (i) the proxy materials, including the Notice, Proxy Statement, and Form of Electronic Proxy Card; and (ii) the Company's Annual Report, at no charge, with the Notice specifying that security holders should make their requests by no later than May 28, 2025 in order to facilitate timely delivery. Except where specific requests are made in accordance with the instructions provided, all such documents will be available online only and security holders will not receive a paper or e-mail copy of the proxy materials, other than the Notice.

Please review the Proxy Statement carefully and in full prior to voting, as the Proxy Statement has been prepared to help you make informed decisions on the matters to be acted upon. The Proxy Statement is available on the website of the Company's transfer agent, Equiniti Trust Company, LLC ("Equiniti," f/k/a American Stock Transfer & Trust Company, LLC) at http://www.astproxyportal.com/ast/23865/, and under the Company's SEDAR+ profile at www.sedarplus.ca and on EDGAR at www.sec.gov/edgar. Any shareholder who wishes to receive a paper copy of the proxy materials or Annual Report should contact Equiniti at 1-888-Proxy-NA (1-888-776-9962) or 1-201-299-6210 or by e-mail to Help@equiniti.com (be sure to include your 11-digit control number in the e-mail) or online at https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials (select Energy Fuels Inc. from the list of company names). Shareholders may also use the toll-free number noted above to obtain additional information about the Notice of Internet Availability of Proxy Materials.

Shareholders who cannot attend the Meeting may vote by proxy. Instructions on how to complete and return the proxy are provided with the proxy card and are described in the Proxy Statement. To be valid, proxies must be received by Equiniti by mail if a proxy card is requested in advance, in the envelope provided; or toll-free by telephone to 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries (please have your proxy card available when you call); or by internet voting through www.voteproxy.com by following the on-screen instructions or by scanning the QR code located on your Proxy Voting Instructions with your smartphone; or through an e-Consent if you enroll with Equiniti at www.astfinancial.com, in each case by no later than 11:59 p.m. (Eastern Daylight Time, or "EDT") on June 10, 2025, or if the Meeting is adjourned, no later than 11:59 p.m. (EDT) on the day just prior to the day on which the Meeting is adjourned.

We encourage you to log into the Meeting at least 15 minutes prior to the commencement of the Meeting. You may begin to log into the Meeting Virtual Platform beginning at 9:00 a.m. (MDT) on June 11, 2025. The Meeting will begin promptly at 10:00 a.m. (MDT) on June 11, 2025. If you encounter any difficulties with the Virtual Platform on the day of the Meeting, please go to https://go.lumiglobal.com/faq for frequently asked questions and click on the support button for assistance. Support will be available starting at 7:00 a.m. (MDT) on June 11, 2025 and will remain available until the Meeting has finished.

Dated at Lakewood, Colorado, USA this 23rd day of April 2025.

BY ORDER OF THE BOARD

/s/ Mark S. Chalmers
President and Chief Executive Officer

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains "forward-looking statements" and "forward-looking information" within the meaning of applicable United States and Canadian securities laws (collectively, "forward-looking statements"). Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, schedules, assumptions, future events, or performance (often, but not always, using words or phrases such as "expects" or "does not expect," "is expected," "is likely," "budgets," "scheduled," "forecasts," "intends," "anticipates" or "does not anticipate," "continues," "plans," "estimates," or "believes," and similar expressions or variations of such words and phrases or statements stating that certain actions, events or results "may," "could," "would," "might," or "will" be taken, occur or be achieved) are not statements of historical fact and may be forward-looking statement.

Forward-looking statements are based on the opinions and estimates of management as of the date such statements are made. We believe that the expectations reflected in these forward-looking statements are reasonable, but no assurance can be given that these expectations will prove to be correct, and such forward-looking statements included in, or incorporated by reference into, this Proxy Statement should not be unduly relied upon.

Certain factors that may cause actual results, performance, liquidity, and achievements to differ materially from those projected are discussed in our Annual Report on Form 10-K for the year ended December 31, 2024 (the "Form 10-K") and may include, but are not limited to: global economic risks, such as the occurrence of a pandemic, political unrest or wars; cybersecurity risks associated with critical and other highly sensitive minerals of international interest, which are key to national security; litigation risks; risks associated with the restart and subsequent operation of any of our uranium, uranium/vanadium and HMS mines; risks associated with our commercial production of a rare earth elements carbonate ("RE Carbonate") or separated REE oxides and the planned expansion of such production, and risks associated with the exploration and development of our Bahia Project in Brazil; risks associated with the potential recovery of radioisotopes for use in the Company's TAT initiatives; risks associated with successfully closing and integrating potential business and mineral acquisitions into Company operations; risks associated with our joint ventures; international risks, including geopolitical and country risks, risks associated with negotiating and maintaining satisfactory fiscal and stability arrangements and obtaining foreign country government approvals on a timely basis or at all, and expropriation risks; risks associated with the failure of the Government of Madagascar to agree on fiscal terms or provide the approvals necessary to achieve sufficient fiscal and legal stability on acceptable terms and conditions or at all; risks associated with increased regulatory requirements applicable to our operations in response to pressure from special interest groups or otherwise; and risks generally encountered in the exploration, development, operation, closure and reclamation of mineral properties and processing and recovery facilities.

The foregoing list of important factors does not include all such factors, nor does it necessarily present them in order of importance. In addition, you should consult other disclosures made by the Company (such as in our other filings with the SEC or in Company press releases) for other factors that may cause actual results to differ materially from those projected by the Company. Refer to Item 1A., Risk Factors, of the Form 10-K and our subsequent filings with the SEC for additional information regarding factors that could affect the Company's results of operations, financial condition and liquidity.

We caution you not to place undue reliance on forward-looking statements, as they speak only as of the date made and are inherently uncertain. The Company undertakes no obligation to publicly revise or update such statements, except as required by law. You are advised, however, to consult any further public disclosures by the Company (such as in our filings with the SEC or in Company press releases) on related subjects.

PROXY STATEMENT OF ENERGY FUELS INC.
(the "Proxy Statement")

OTHER MATTERS	112

APPENDIX "A" - 2024 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN, AS AMENDED ON MAY 24, 2024 AND APRIL 21, 2025

PROXY STATEMENT

The information contained in this Proxy Statement ("Proxy Statement") is furnished in connection with the solicitation of proxies by and on behalf of management of Energy Fuels Inc. (the "Company") to be used at the Meeting to be held by way of a live audio webcast through the Lumi/Equiniti Virtual AGM platform (the "Virtual Platform") at https://web.lumiconnect.com/255057223, password "ef2025" (case-sensitive), on Wednesday, June 11, 2025 at 10:00 a.m. (MDT) (the "Meeting"), and at all adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

In order to make the Meeting as convenient and resource efficient as possible for its shareholders, the Company will again be hosting an entirely virtual Meeting in 2025.

The Meeting will be conducted solely as a virtual meeting of shareholders via a live audio webcast through the Virtual Platform. You can attend the Meeting online at https://web.lumiconnect.com/255057223 by clicking "I have a control number" and entering your unique 11-digit control number located on your Notice of Internet Availability of Proxy Materials (the "Notice"), followed by the password "ef2025" (case-sensitive). You will have the ability to submit questions during the Meeting via the Virtual Platform. See "Instructions for the Meeting," below. It is expected that the solicitation will be made primarily by mail on or about May 1, 2025, but proxies may also be solicited personally by Directors, officers or regular employees of the Company. The solicitation of proxies by this Proxy Statement is being made by or on behalf of the management of the Company. The total cost of the solicitation will be borne by the Company.

Except as otherwise indicated, information in this Proxy Statement is given as of April 17, 2025 and all dollar amounts are in U.S. dollars.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the proxy card accompanying this Proxy Statement are officers and/or Directors of the Company ("Management Nominees"). A shareholder of the Company has the right to appoint a person other than the persons specified in such proxy card and who need not be a shareholder of the Company to attend and act for the shareholder and on the shareholder's behalf at the meeting. Such right may be exercised by striking out the names of the persons specified in the proxy, inserting the name of the person to be appointed in the blank space provided in the proxy, signing the proxy and returning it in the reply envelope in the manner set forth in the accompanying Notice of Meeting.

Registered shareholders who wish to appoint a person other than the Management Nominees identified in the form of proxy card or voting instruction form (including non-registered shareholders who wishes to appoint themselves to attend the Meeting) must carefully follow the instructions in this Proxy Statement and on their form of proxy card or voting instruction form; the shareholder's control number should be provided to the proxyholder in advance, as it is required in order to vote at the Meeting. Failure to obtain such control number from the registered shareholder will make it impossible to participate in the Meeting and will result in the proxyholder only being able to attend as a guest. Guests will be able to listen and submit written questions to the Meeting but will not be able to vote. A shareholder of the Company who has given a proxy may revoke it by an instrument in writing, including another completed proxy card, executed by the shareholder or the shareholder's attorney authorized in writing, deposited at the registered office of the Company, or at the offices of Equiniti by mail to 55 Challenger Road, 2nd Floor, Ridgefield Park, New Jersey 07660 or by fax to 1-718-765-8730 or by email to proxyvote@astfinancial.com, or by telephone to 1-888-776-9437, or by internet voting through www.voteproxy.com, up to 12:00 p.m. (noon) (EDT) on the second business day preceding the date of the Meeting, or any adjournment thereof.

VOTING OF SHARES REPRESENTED BY MANAGEMENT PROXIES

The Management Nominees named in the enclosed proxy card will vote the common shares in respect of which they are appointed by proxy on any ballot that may be called for in accordance with the instructions thereon. If a shareholder of the Company specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such instructions, such shares will be voted in favor of each of the matters referred to herein.

The enclosed proxy card confers discretionary authority upon the Management Nominees named therein with respect to amendments to or variations of matters identified in the Notice of Meeting and with respect to other matters, if any, which may properly come before the Meeting. At the date of this Proxy Statement, the management of the Company knows of no such amendments, variations, or other matters to come before the Meeting. However, if any other matters which are not now known to management should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgement of the named proxy holder.

VOTING BY NON-REGISTERED SHAREHOLDERS

Only registered shareholders or the persons they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, common shares owned by a person (a "non-registered owner") are registered either (a) in the name of an intermediary (an "Intermediary") that the non-registered owner deals with in respect of the common shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans, registered retirement income funds, registered education savings plans and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited in Canada ("CDS"), or The Depository Trust Company in the United States) of which the Intermediary is a participant.

In accordance with applicable laws, non-registered owners who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own ("Non-Objecting Beneficial Owners,"or "NOBOs") will receive by mail a letter from the Company with respect to the Notice of Internet Availability of Proxy. This Proxy Statement and the Notice of Meeting may be found at and downloaded from http://www.astproxyportal.com/ast/23865/.

NOBOs who have standing instructions with the Intermediary for physical copies of this Proxy Statement will receive by mail the Notice of Internet Availability of Proxy, this Proxy Statement and the Notice of Meeting.

Intermediaries are required to forward the Notice of Internet Availability of Proxy to non-registered owners who have advised their Intermediary that they object to the Intermediary providing their ownership information ("Objecting Beneficial Owners,"or "OBOs") unless an OBO has waived the right to receive them. Often, Intermediaries will use service companies to forward proxy-related materials to OBOs. Generally, OBOs who have not waived the right to receive proxy-related materials will either:

(a) be given a proxy card which has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number and class of securities beneficially owned by the OBO but which is not otherwise completed. Because the Intermediary has already signed the proxy card, this proxy card is not required to be signed by the non-registered owner when submitting the proxy. In this case, the OBO who wishes to vote by proxy should otherwise properly complete the proxy card and deliver it as specified; or

(b) be given a Voting Instruction Form which the Intermediary must follow. The OBO should properly complete and sign the Voting Instruction Form and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit non-registered owners to direct the voting of the common shares they beneficially own. Should a non-registered owner who receives either proxy card wish to vote at the Meeting if a ballot is called, the non-registered owner should strike out the persons named in the proxy card and insert the non-registered owner's name in the blank space provided. Non-registered owners should carefully follow the instructions of their Intermediary including those regarding when and where the proxy card or Voting Instruction Form is to be delivered.

Management of the Company does not intend to pay for Intermediaries to forward the Notice of Internet Availability of Proxy to OBOs. An OBO will not receive the Notice and Access Package unless the Intermediary assumes the cost of delivery.

BROKER NON-VOTES

In the United States, brokers and other intermediaries holding shares in street name for their customers are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the securities at their discretion on routine matters, but not on non-routine matters. Other than the Proposal 2 for the appointment of KPMG LLP as our auditors for the fiscal year ended December 31, 2025, all of the matters to be voted on at the Meeting, including Proposal 1 to elect the Directors of the Company and Proposal 3 to consider and, if deemed advisable, pass an ordinary resolution amending the Company's Omnibus Equity Incentive Compensation Plan to increase share authorization limits, are non-routine matters and brokers may not vote the securities held in street name for their customers in relation to these items of business without direction from their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any securities represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of Directors or any other matter to be voted on at the Meeting, except to the extent that the failure to vote for an individual nominee results in another individual receiving a larger proportion of votes cast for the election of Directors. For purposes of the Company's majority voting policy, a broker non-vote is not considered to be a vote withheld.

DISTRIBUTION OF MEETING MATERIALS TO NON-OBJECTING BENEFICIAL OWNERS

The Notice of Internet Availability of Proxy is being sent to both registered and non-registered owners of the securities using notice and access pursuant to applicable laws. Electronic copies of this Proxy Statement and the Notice of Meeting may be found and downloaded from http://www.astproxyportal.com/ast/23865/. If you are a NOBO, and the Company or its agent has sent the Notice of Internet Availability of Proxy directly to you, your name, address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.

The Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering the Notice of Internet Availability of Proxy to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

The authorized capital of the Company consists of an unlimited number of common shares ("Common Shares"), an unlimited number of preferred shares issuable in series, and an unlimited number of Series A preferred shares. As of April 17, 2025, the Company had issued and outstanding 214,837,845 Common Shares and no preferred shares.

The Company will make a list of all persons who are registered holders of Common Shares as of the close of business on April 21, 2025 (the "Record Date") and the number of Common Shares registered in the name of each person on that date. Each shareholder as of the Record Date is entitled to one vote for each Common Share registered in that shareholder's name as it appears on the list on all matters which come before the Meeting.

To the knowledge of the Directors and NEOs (as defined herein) of the Company, as of April 17, 2025, no person beneficially owns or exercises control or direction over securities carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Company entitled to be voted at the Meeting. See "Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters," below.

INSTRUCTIONS FOR THE MEETING

Once again, this year's Meeting will be in a completely virtual format. There will be no physical Meeting location. The Meeting will be conducted by way of a live audio webcast through the Virtual Platform with integrated slides and real-time balloting.

Instructions on Voting at the Meeting:

Registered shareholders and duly appointed proxyholders will be able to attend the Meeting and vote in real time, provided they are connected to the internet and follow the instructions in this Proxy Statement. Non-registered shareholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting as guests but will not be able to vote at the Meeting.

Registered shareholders who wish to appoint a person other than the Management Nominees identified in the proxy card or voting instruction form (including non-registered shareholders who wish to appoint themselves to attend the Meeting) must carefully follow the instructions in this Proxy Statement and on their proxy card or voting instruction form; the shareholder's control number should be provided to the proxyholder in advance, as it is required in order to vote at the Meeting. Failure to obtain such control number from the registered shareholder will make it impossible to participate in the Meeting and will result in the proxyholder only being able to attend as a guest. Guests will be able to listen to and submit written questions in the Meeting but will not be able to vote.

We encourage you to log into the Meeting at least 15 minutes prior to the commencement of the Meeting. You may begin to log into the Meeting Virtual Platform beginning at 9:00 a.m. (MDT) on June 11, 2025. The Meeting will begin promptly at 10:00 a.m. (MDT) on June 11, 2025.

How to Vote:

You have two ways to vote your shares:

(1) by submitting your proxy card or other voting instruction form as per instructions indicated; or

(2) during the Meeting by online ballot, when called for, through the Virtual Platform.

Registered shareholders and duly appointed proxyholders (including non-registered shareholders who have duly appointed themselves as proxyholder) that attend the Meeting online will be able to vote by completing a ballot online, when called for, during the Meeting through the Virtual Platform.

Guests (including non-registered shareholders who have not duly appointed themselves as proxyholder) can log into the Meeting as set out below. Guests will be able to listen and submit written questions to the Meeting but will not be able to vote during the Meeting.

To Access and Vote at the Meeting:

(1) Step 1: Log into the Virtual Platform online at https://web.lumiconnect.com/255057223

(2) Step 2: Follow these instructions:

Registered shareholders: Click "I have a control number" and then enter your unique 11-digit control number and password "ef2025" (case-sensitive). The 11-digit number located on the Notice of Internet Availability of Proxy Materials received from Equiniti is your control number. If you use your control number to log into the Meeting, any vote you cast at the Meeting will revoke any proxy you previously submitted. If you do not wish to revoke a previously submitted proxy, you should not vote during the Meeting.

Duly appointed proxyholders: Click "I have a control number" and then enter your unique 11-digit control number and the password "ef2025" (case sensitive). Proxyholders who have been duly appointed should ensure they receive the registered shareholder's control number in advance, as it is required in order to vote at the Meeting.

Guests: Click "Guest" and then complete the online form.

It is your responsibility to ensure internet connectivity for the duration of the Meeting and you should allow ample time to log into the Virtual Platform before the Meeting begins.

Non-Registered Shareholders Obtaining a Control Number to Vote During the Meeting:

If your shares are registered in the name of your broker, you are a non-registered shareholder (or "Beneficial Owner") of those shares, which are considered to be held in "street name." If you are a Beneficial Owner, you should have received a proxy card and voting instruction form from your broker rather than directly from the Company. Simply complete and mail the proxy card as instructed by your broker to ensure that your vote is counted. If your broker offers Internet or telephone voting, you may vote your shares using one of those methods.

To vote instead at the Meeting, you must obtain a valid legal proxy from your broker and register in advance with Equiniti in order to get your unique 11-digit control number. Contact your broker to request a legal proxy. To register to participate in the Meeting, you must submit to Equiniti proof of your legal proxy from your broker reflecting the number of your shares, along with your name and email address.

Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 1-718-765-8730.

Written requests can be mailed to:

Equiniti Trust Company, LLC

55 Challenger Road, 2nd Floor

Ridgefield Park, New Jersey 07660

Requests for registration must be labeled as "Legal Proxy" and be received by Equiniti no later than 5:00 p.m., EDT, on June 6, 2025. Equiniti will confirm your registration by email. Non-registered shareholders who have not duly appointed themselves as proxyholder will not be able to vote at the Meeting but will be able to participate as a guest.

Submission of Questions:

You may submit questions during the Meeting, whether a registered shareholder, duly appointed proxyholder or guest. Once logged into the Virtual Platform at https://web.lumiconnect.com/255057223, you may type and submit any questions you have where indicated.

Questions pertinent to Meeting matters will be answered during the Meeting, subject to time constraints and at management's discretion. Questions regarding personal matters or questions that are not pertinent to Meeting matters will not be answered.

If you encounter any difficulties with the Virtual Platform on the day of the Meeting, please go to https://go.lumiglobal.com/faq for frequently asked questions and click on the support button for assistance. Support will be available starting at 7:00 am (MDT) on June 11, 2025 and will remain available until the Meeting has finished.

PARTICULARS OF MATTERS TO BE ACTED UPON AT THE MEETING

Proposal 1 - Election of Directors

Pursuant to the articles of the Company, the Board of Directors of the Company (the "Board") may consist of a minimum of three and a maximum of fifteen Directors, who are elected annually. The Board is currently composed of eleven Directors, and management is proposing that eleven Directors be elected at the Meeting.

The Company has adopted an advance notice requirement in its by-laws for nominations of Directors by shareholders. Among other things, the advance notice requirement fixes a deadline by which shareholders must submit to the Company a notice of Director nominations prior to any annual or special meeting of shareholders at which Directors are to be elected and sets forth the information that a shareholder must include in the notice for it to be valid. As of the date hereof, the Company has not received notice of any Director nominations in connection with the Meeting. As the date to receive notice for a Director nomination has passed, no Director nominations may be made other than those set out in this Proxy Statement.

Shareholders will vote for the election of each individual Director separately. The Company has adopted a majority voting policy for the election of Directors whereby, in an uncontested election, any nominee who receives a greater number of shares withheld from voting than shares voted in favor of that nominee's election is expected to tender their resignation to the Board, to take effect upon acceptance by the Board. The Board will, within 90 days of the Meeting, determine whether to accept any such offer to resign, and such resignation will be accepted other than in extraordinary circumstances.

There have been no material changes to the procedures by which the Company's security holders may recommend nominees to the Board since the Company's last Proxy Statement on Schedule 14A for the year ended December 31, 2023.

The following table provides the names of and information for the nominees for election as Directors of the Company (collectively the "Nominees," and each a "Nominee"). The persons named in the enclosed proxy card intend to vote "FOR" the election of each of the Nominees. Management does not contemplate that any of the Nominees will be unable to serve as a Director. All Directors so elected will hold office until the next annual meeting of shareholders or until their successors are elected or appointed unless their office is vacated earlier in accordance with the by-laws of the Company or the provisions of the Business Corporations Act (Ontario) ("OBCA"). Unless otherwise indicated, the address of each nominee in the table set forth below is: care of Energy Fuels Inc., 225 Union Blvd., Suite 600, Lakewood, Colorado 80228 USA.

Name and Municipality of Residence	Office Held	Director Since	Principal Occupation, if Different than Office Held	Age
J. Birks Bovaird(1) Toronto, Ontario, Canada	Chair and Director	2006	Consultant, providing advisory services to natural resource companies	77
Mark S. Chalmers(3) Arvada, Colorado, USA	President, Chief Executive Officer and Director	2018	Same	67
Benjamin Eshleman III(1)(2) Corpus Christi, Texas, USA	Director	2017	Director, Mesteña, LLC; Co-Manager, Eshleman-Vogt Ranch	69
Ivy V. Estabrooke(2)(3) Salt Lake City, Utah, USA	Director	2022	Director, Innovation Programs and Policy, RTI International	48
Barbara A. Filas(3)(4) Grand Junction, Colorado, USA	Director	2018	Consultant providing advisory services to the mining sector	69
Bruce D. Hansen(1)(2) Golden, Colorado, USA	Director	2007	Retired Former Mining Executive	67
Jaqueline Herrera(2)(3) Naperville, Illinois, USA	Director	2022	Vice President of Sales, Ecolab Inc.	50
Dennis L. Higgs(4) Vancouver, British Columbia, Canada	Director	2015	President and sole owner of Ubex Capital Inc.; President, Austin Gold Corp.	67
Robert W. Kirkwood(4) Casper, Wyoming, USA	Director	2017	Co-Owner and Managing Member, Kirkwood Oil & Gas, LLC	66
Alexander G. Morrison(1)(4) Castle Pines, Colorado, USA	Director	2019	Retired Former Mining Executive	61
Michael H. Stirzaker(1) Sydney, Australia	Director	2024	Company Director	65

Notes:

(1) Member of the Audit Committee.

(2) Member of the Governance and Nominating Committee.

(3) Member of the Environment, Health, Safety and Sustainability Committee.

(4) Member of the Compensation Committee.

Information about each Nominee, including present principal occupation, business or employment and the principal occupations, businesses or employments within the five preceding years, is set out below.

J. Birks Bovaird

For a majority of his career, Mr. Bovaird's focus has been the provision and implementation of corporate financial consulting and strategic planning services. He was previously the Vice President of Corporate Finance for one of Canada's major accounting firms. He is an independent director of Spruce Ridge Resources Ltd and sits on the audit committee. He is an independent director of Noble Mineral Exploration Inc. where he is a member of the audit committee and chair of the compensation committee. Additionally, he serves as an independent director of Copper Road Resources Inc. where he sits on the audit committee. Mr. Bovaird has previously been involved with numerous public resource companies, both as a member of management and as a director. He is a graduate of the Canadian Director Education Program and holds an ICD.D designation.

Mark S. Chalmers

Mr. Chalmers is currently the President and Chief Executive Officer of the Company, a position he has held since February 1, 2018. From July 1, 2017 to January 31, 2018, Mr. Chalmers was President and Chief Operating Officer of the Company and, from July 1, 2016 to July 1, 2017 was Chief Operating Officer of the Company. From 2011 to 2015, Mr. Chalmers served as Executive General Manager of Production for Paladin Energy Ltd., a uranium producer with assets in Australia and Africa, including the Langer Heinrich and Kayelekera mines where, as head of operations, he oversaw sustained, significant increases in production while reducing operating costs. He also possesses extensive experience in ISR uranium production, including management of the Beverley Uranium Mine owned by General Atomics (Australia), and the Highland mine owned by Cameco Corporation (USA). Mr. Chalmers has also consulted to several of the largest players in the uranium supply sector, including BHP Billiton, Rio Tinto, and Marubeni, and until recently served as the Chair of the Australian Uranium Council, a position he held for 10 years. Mr. Chalmers is a registered professional engineer and holds a Bachelor of Science in Mining Engineering from the University of Arizona.

Benjamin Eshleman III

Mr. Eshleman is currently a director on the Board of Mesteña, LLC, a privately held energy company headquartered in Corpus Christi, Texas. Mr. Eshleman previously served as the President and Chief Executive Officer of Mesteña, LLC, during which time he was responsible for the oil, gas, and uranium leasing activities under 200,000 mineral acres located in South Texas. Mesteña built, operated, and mined several million pounds of uranium through its Alta Mesa plant in the mid-2000s. Mr. Eshleman also serves as Co-Manager of the Eshleman-Vogt Ranch and sits on the board of the Texas and Southwestern Cattle Raisers Association, a well-known business association advocating for landowner rights. Mr. Eshleman is a 1979 graduate of Menlo College with a Bachelor of Science in Business Administration.

Ivy V. Estabrooke

Dr. Estabrooke is an expert in the development and commercialization of emerging technologies at the intersection of national and economic security. She currently advises government, public and private entities in optimizing their approaches to innovation and technology development for national security, economic and social impact in her role as Director, Innovation Programs and Policy for RTI International, an independent non-profit research institute. From 2020 to 2022, Dr. Estabrooke held the role of Vice President of Operations and Corporate Affairs at IDbyDNA Inc., a venture backed commercial stage biotech company that was acquired by Illumina (Nasdaq: ILMN) in 2022. From 2018 to 2020, she served as the Vice President of Corporate and Government Programs for PolarityTE, Inc. (Nasdaq: PTE). Prior public service included as the Executive Director of the Utah Science, Technology and Research Initiative and science advisor to the Governor of Utah and as a technical program manager for the U.S. Department of the Navy. Dr. Estabrooke earned her doctorate in neuroscience at Georgetown University in 2005, received a master's degree in national resource strategy from the National Defense University in 2013 and a bachelor's degree in biological sciences from Smith College in 1998. She holds the NACD.DC and Department of Defense Senior Acquisition Professional certifications. Dr. Estabrooke is a member of advisory boards at Arizona State University and The University of Texas at Arlington. She is on the board of the Utah chapter of the National Association of Corporate Directors and the Utah District Export Council.

Barbara A. Filas

Ms. Filas has hands-on experience with operating gold and coal mines and processing facilities; executive experience in consulting, public companies, and non-profits; and technical expertise in base and precious metals, coal, uranium and industrial metals in various engineering and environmental capacities. From 2009 to 2013, she held several roles including President and Chief Administrative officer of Geovic Mining Corp., a publicly traded company with an advanced cobalt, nickel, and manganese exploration project in Cameroon. She was President and Chief Executive of Knight Piésold and Co., a leading global mining and environmental consulting firm, where she held roles of increasing responsibility from 1989 to 2009. Prior to joining Knight Piésold, she worked at several operating mines and processing facilities. She is now a director and audit committee member of Austin Gold Corp., a publicly traded company on NYSE American (AUST); and a former director of Knight Piésold Holdings Limited, a private international consultancy, and Moroccan Minerals Ltd., a private company that explored for base and precious metals in Morocco and Serbia. She currently serves as the Chair of the Board of Governors and Nominations Chair for the National Mining Hall of Fame. Ms. Filas was the first female President of the Society for Mining, Metallurgy and Exploration in 2005, the world's largest mining technical organization. She is an internationally recognized thought-leader on mining sector topics including environmental, social, and governance ("ESG") matters, waste management, closure, and sustainability; and has experience in both developed and developing countries on six continents. She has a degree in Mining Engineering from the University of Arizona and is a Licensed Professional Engineer.

Bruce D. Hansen

Mr. Hansen is the former Chief Executive Officer and a former director of General Moly Inc., having served in such capacities from 2007 to November 2020. Mr. Hansen additionally served as the Chief Financial Officer of General Moly Inc. from May 2017 to November 2020. Prior to that, Mr. Hansen was Senior Vice-President, Operations Services and Development with Newmont Mining Corporation. He worked with Newmont for ten years, holding increasingly senior roles, including Chief Financial Officer from 1999 to 2005. Prior to joining Newmont, Mr. Hansen spent 12 years with Santa Fe Pacific Gold, where he held increasingly senior management roles including Senior Vice President of Corporate Development and Vice President Finance and Development. Mr. Hansen is currently a director of New Moly LLC, a private molybdenum development company, and also served as a director of ASA Gold and Precious Metals Ltd from 2014 to 2024. In addition to his directorships, Mr. Hansen also currently serves as a Senior Advisor with Headwall Partners LLC, an independent investment banking firm focused on the steel, metals and mining industries.  Mr. Hansen holds a Master of Business Administration in Finance from the University of New Mexico and a Bachelor of Science Degree in Mining Engineering from the Colorado School of Mines. Mr. Hansen's vast financial expertise attained through his years of work in such management and executive positions, and most significantly through his roles as Chief Financial Officer of Newmont Mining Corporation and General Moly Inc., qualifies him as a financial expert on the Company's Audit Committee.

Jaqueline Herrera

Ms. Herrera has over 27 years of experience in water treatment and process improvements in multiple industries including the oil refinery, petrochemical, chemical, mining & mineral processing and food and beverage industries. From 1998 to 2019 she worked for Nalco Water, an Ecolab Company and leader in water hygiene, treatment and process improvements and energy and air solutions, in increasingly senior management roles, including sales-operations, and global industry development for the base metals and iron ore industries. In that role, Ms. Herrera worked in the bauxite mining and alumina processing sectors in South America, the United States and the Caribbean then expanded her career into global base metals with a focus on the copper and molybdenum markets in various regions. In 2019, Ms. Herrera moved to the Food & Beverage Division within Ecolab Inc. She currently serves as Vice President of Sales. She is a US. Patent holder on functionalized silicones for froth flotation. Ms. Herrera has volunteered for UNICEF and Water for People in remote communities in Latin America, providing education and technical expertise in water treatment for drinking water to schools in remote communities. Ms. Herrera is an active member of the Society of Women Engineers and is a board member of a non-profit organization to help youth in disadvantage financial conditions to develop leadership skills. She holds a Bachelor of Science in both metallurgical engineering and industrial engineering from the Universidad Nacional Politécnica "Antonio José de Sucre" in Venezuela, a Master of Sciences in material science from the Universidad de Oriente, Venezuela, and a Master of Business Administration in operations from the University of Phoenix, Baton Rouge, LA. Mrs. Herrera completed a program at Wharton Business School on Corporate Governance: Maximize effectiveness in the Board Room. She is fluent in Spanish, Portuguese and English.

Dennis L. Higgs

Mr. Higgs has been involved in the financial and venture capital markets in Canada, the United States, and Europe for over forty years. He founded his first junior exploration company in 1983 and took it public through an initial public offering in 1984. Since then, Mr. Higgs has been involved in the founding, financing, initial public listing, and building of several companies. Mr. Higgs was directly involved with the founding and initial public offering of Arizona Star Resource Corp. and the listing and financing of BioSource International Inc., both of which were the subject of takeover bids. Mr. Higgs was the founding director and subsequently Executive Chair of Uranerz Energy Corporation before it was acquired by the Company. Mr. Higgs was Executive Chair of the Board of Directors of Uranerz from February 1, 2006 until June 18, 2015. He currently serves as the President and sole owner of Ubex Capital Inc., a management consulting business, as well as the President and a director of Austin Gold Corp., a publicly traded company on NYSE American. Mr. Higgs holds a Bachelor of Commerce degree from the University of British Columbia.

Robert W. Kirkwood

Mr. Kirkwood is a principal of the Kirkwood Companies, including Kirkwood Oil and Gas LLC, Wesco Operating, Inc., and United Nuclear LLC. Mr. Kirkwood has been with the Kirkwood Companies for over 37 years and has been involved in all aspects of oil and gas exploration and operations. From 2000 to date, the Kirkwood Companies have grown from less than 500 barrels of oil per day and 7 employees to over 3,000 barrels of oil per day and 60 employees with field offices in Ft. Washakie, Wyoming; Baggs, Wyoming; Moab, Utah; and Ely, Nevada. The Kirkwood Companies have identified, evaluated, negotiated and closed over $110,000,000 of production acquisitions in the Rocky Mountain States. Mr. Kirkwood is a 1982 graduate of the University of Wyoming with a Bachelor of Science in Petroleum Engineering.

Alexander G. Morrison

Mr. Morrison is a mining executive and Chartered Professional Accountant (CPA CA) with over 38 years of experience in the mining industry.  Mr. Morrison currently serves as the Lead Independent Director of Nations Royalty Corp, a director of Deterra Royalties Limited and a director of Venerable Ventures Ltd.  In addition, he has held senior executive positions at a number of mining companies, most recently serving as Vice President and Chief Financial Officer of Franco-Nevada Corporation. Prior to that, Mr. Morrison held increasingly senior positions at Newmont Corporation, including Vice President, Operations Services and Vice President, Information Technology; was Vice President and Chief Financial Officer of NovaGold Resources Inc.; Vice President and Controller at Homestake Mining Company; and held senior financial positions at Phelps Dodge Corporation and Stillwater Mining Company.  Mr. Morrison began his career with PricewaterhouseCoopers LLP after obtaining his Bachelor of Arts in Business Administration from Trinity Western University in British Columbia, Canada. Mr. Morrison is a member of the Chartered Professional Accountants of Canada (CPA CA) and a Certified Public Accountant in Illinois (inactive).  Mr. Morrison's qualifications as a Chartered Professional Accountant (CPA CA), together with his vast financial expertise obtained through his years of work in public accounting and through such management and executive positions, qualifies him as a financial expert on the Company's Audit Committee.

Michael H. Stirzaker

Mr. Stirzaker has over 30 years of commercial experience, mainly in mining finance and mining investment. He began his career in Sydney as a Chartered Accountant with KPMG before moving into investment banking with the HSBC Group and then Kleinwort Benson Limited in London. From 1993 to 2007, he was part of the natural resource advisory and investment firm, RFC Group Limited, where he became Joint Managing Director. He has also been a shareholder and director of Tennant Metals Pty. Limited, a privately owned physical metal trader and investor, was the finance director of Finders Resources Limited, an ASX listed company producing copper in Indonesia, and was a non-executive director of Prodigy Gold NL, an ASX listed gold exploration company. From 2010 until 2019, Mr. Stirzaker was a partner with private equity mining fund manager, Pacific Road Capital Management. The Pacific Road Resources Fund II was a major shareholder of Base Resources. Mr. Stirzaker is also a non-executive director of Southern Palladium Ltd.

Director Participation on Other Boards

A number of the Company's Directors and proposed Nominees sit on boards of directors of other companies. The Company considers this to be a benefit to the Company, provided there are no significant conflicts of interest, and the Director and proposed Nominee can devote the time and attention to their duties on the Board and any Board committees on which the Director sits (i.e., is not 'overcommitted'). The Company believes sitting on boards of directors of other companies provides the Director and proposed Nominee with a broader spectrum of experience relating to industry-specific and corporate governance matters.

To ensure that all Directors are adequately fulfilling their obligations to the Company and are not adversely impacted by their commitments on other Boards, the Corporate Secretary administers a written Board effectiveness assessment each year, which the Governance and Nominating Committee ("GN Committee") reviews on a compiled, anonymized basis. The assessment questions members of the Board as to their level of satisfaction with the functioning of the Board, its interaction with management, and the performance of the standing committees of the Board. After the assessment results are reviewed and discussed, the GN Committee reports to the full Board on the results and makes any recommendations it feels advisable to improve the Company's corporate governance practices. This process occurs prior to the GN Committee's consideration of nominations for Board member elections at the annual meeting of shareholders each year. In 2024, the GN Committee concluded, and the full Board agreed, that none of the Directors were over-boarded such that they were unable to fulfill their fiduciary duties to the Company and its shareholders.

None of the Company's Directors and proposed Nominees sit on more than five public company boards or, alternatively, are CEOs of public companies who also sit on the boards of more than two public companies besides their own.

Cease Trade Orders, Bankruptcies and Legal Proceedings

The Company is not aware of any legal proceedings against it involving the Nominees, executive officers or shareholders of more than 5% of the Company's voting shares. Except as set out below, to the knowledge of the Company, no Nominee is, or has been in the last 10 years: (a) a director, chief executive officer or chief financial officer of a company that (i) while that person was acting in that capacity, was the subject of a cease trade order or similar order (including a management cease trade order) or an order that denied the relevant company access to any exemptions under securities legislation, for a period of more than 30 consecutive days, or (ii) after that person ceased to act in that capacity, was the subject of a cease trade or similar order or an order that denied the issuer access to any exemption under securities legislation, for a period of more than 30 consecutive days, which resulted from an event that occurred while that person acted in such capacity, or (b) a director or executive officer of a company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (c) became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold his or her assets.

On November 18, 2020, General Moly Inc. filed for voluntary protection under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Colorado to pursue a financial and operational reorganization, in addition to other customary motions in conjunction therewith. At the time, Mr. Hansen was serving as its Chief Executive Officer, Chief Financial Officer and as a director. In connection with the filing, General Moly Inc. executed a Restructuring Support Agreement and emerged out of bankruptcy with a final decree issued in September 2021. It thereafter merged with Avanti Kisualt Mining Limited, a Canadian company, to form the private company New Moly LLC. Effective upon the Chapter 11 filing, Mr. Hansen resigned as Chief Executive Officer, Chief Financial Officer and as a director of General Moly Inc. but was later elected as a director of New Moly LLC and currently serves in that capacity.

No Nominee or officer of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Unless noted above, during the past ten years, no Nominee or executive officer of the Company has:

(a) filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;

(b) been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(c) been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person's activities in any type of business, securities, trading, commodity or banking activities;

(d) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activities;

(e) been found by a court of competent jurisdiction in a civil action or by the SEC, or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(f) been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(g) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Family and Certain Other Relationships

There are no family relationships among the members of the Board or the members of senior management of the Company. There are no arrangements or understandings with major shareholders, customers, suppliers or others pursuant to which any member of the Board or member of senior management was selected.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and such 10% shareholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file, except to the extent the Company files any such Forms directly on their behalf.

To the Company's knowledge, all transactions required to be reported pursuant to Section 16(a) for the year ended December 31, 2024 were timely reported by the Company's directors, officers and persons who own more than 10% of a registered class of the Company's equity securities, except as disclosed below.

Delinquent Section 16(a) Reports

Beneficial Owner	Number of Late Filings	Number of Late Transactions	Explanation
Nathan Longenecker	1	2	The late filing was the result of a delay in receiving Mr. Longenecker's new EDGAR filing codes from the SEC and was not due to any administrative error by the Company or the Beneficial Owner.
Saleem Drera	1	2	The late filing was the result of a delay in receiving Mr. Drera's new EDGAR filing codes from the SEC and was not due to any administrative error by the Company or the Beneficial Owner.

Board Diversity

The following disclosure is provided on an elective basis annually by the Directors as a part of their annual Proxy-related Director & Officer Questionnaires ("D&O Questionnaires"):

Board Diversity Matrix (as of April 17, 2025)

Board Size:
Total Number of Directors:	11
Gender:	Female	Male	Non-Binary	Undisclosed
Number of Directors based on gender identity	3	8	0	0
Board Percentage	27.27%	72.73%	0%	0%
Number of Directors who identify in any of the categories below:
African American or Black	0	0	0	0
Alaskan Native, American Indian or Other Indigenous	0	0	0	0
Asian (including South Asian)	0	0	0	0
Hispanic or Latinx	1	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	8	0	0
Two or More Races or Ethnicities	0	0	0	0
Other Racial or Ethnic Group	0	0	0	0
Disabled	0	0	0	0
Veteran	0	0	0	0
LGBTQIA+(1)	0	0	0	0
Undisclosed	0	0	0	0

Notes:

(1) LGBTQIA stands for lesbian, gay, bisexual, transgender and queer/questioning, intersex and asexual/aromantic/agender, and the + refers to other categories of sexual orientation or gender identity not explicitly mentioned (other than cisgender). While certain categories of LGBTQIA+ fall within gender identity, many do not and are therefore included more generally with the other diversity categories. In total, 0% (0/11) of the Company's existing and nominated Directors self-identify as non-binary, and 10% (1/11) of existing and nominated Directors self-identify as racially or ethnically diverse in accordance with the categories identified above.

The Company remains committed to diversity. In January 2025, the GN Committee recommended to the Board, and the Board approved and adopted, a number of diversity-based recommendations that include maintaining its measurable objectives of having a qualified Board that is at least 30% gender diverse (including a minimum of one woman) at all times with at least one qualified racially or ethnically diverse director on the Board at all times. The Board is proud of maintaining these commitments over multiple years through its selection of highly qualified individuals, all of whom were selected first and foremost for their ability to contribute meaningfully to the Company through unique skill sets that complement the existing Board expertise.

Notably, in October 2024, the Board size increased from ten directors to eleven directors when Mr. Stirzaker, former chair of the Base Resource board of directors, was appointed to the Board effective upon the closing of the Company's acquisition of all the fully paid ordinary shares of Base Resources. Mr. Stirzaker is a strong and qualified director and was highly desired for appointment by the Board, as he offers significant insights into the Base Resources business, including its personnel, operating history, strengths and challenges, as well as international finance expertise. However, his appointment did result in the ratio of gender-diverse Board members falling from 30% (3/10) to 27.27% (3/11). To make a fully informed decision relating to Board size, composition and diversity priorities, the Board has undertaken a formal, consultant-based gap analysis of the skills and expertise currently represented on the Board to determine whether (and how) to make any adjustments. This process is not expected to be completed by the Meeting and, as such, all eleven existing directors are recommended for re-election to the Board at this time.

Proposal 2 - Appointment of Auditors

Management of the Company has proposed the appointment of KPMG LLP of Denver, Colorado ("KPMG"), an independent registered public accounting firm, as the auditors of the Company to hold that position until the close of the next annual meeting of the Company or until a successor is appointed. It is proposed that the remuneration to be paid to the auditors be fixed by the Board through the Audit Committee.

The persons named in the proxy card accompanying this Proxy Statement intend to vote "FOR" the reappointment of KPMG as the auditors of the Company for the ensuing year or until their successors are appointed and to authorize the Directors of the Company to fix the remuneration of the auditors, unless the shareholder has specified in the proxy card that the Common Shares represented by such proxy are to be withheld from voting in respect thereof. The Company expects that a representative of KPMG will be present at the Meeting and will be available to answer questions.

Proposal 3 - Amendment of the Omnibus Equity Incentive Compensation Plan to Increase Share Authorization Limits

At the Meeting, shareholders will be asked to consider and, if deemed advisable, pass an ordinary resolution approving an amendment to the Equity Incentive Plan (defined below) to (i) increase the number of Common Shares reserved for issuance to participants under the Equity Incentive Plan (the "Total Share Authorization") from 10,000,000 Common Shares to 17,500,000 Common Shares, (ii) increase the aggregate number of Common Shares that may be issued under all Full Value Awards (defined in the Equity Incentive Plan) (the "Full Value Share Authorization") from 7,500,000 Common Shares to 12,500,000 Common Shares, and (iii) remove the maximum number of Common Shares issuable upon the exercise of tax-qualified incentive stock options ("ISOs") (which limit is unnecessary, confusing and redundant given that ISOs are subject to the Total Share Authorization).

A copy of the Equity Incentive Plan is attached as Appendix "A" to this Proxy Statement.

Background and Reasons for Amendment

The Company originally adopted its 2015 Omnibus Equity Incentive Compensation Plan (the "2015 Equity Incentive Plan") on January 28, 2015, which was ratified by the Company's shareholders on June 16, 2015. Under the 2015 Equity Incentive Plan, the Board may in its discretion grant, from time to time, stock options, restricted stock, restricted stock units, deferred stock units, performance shares, performance units, stock appreciation rights and other forms of equity to employees, Directors, officers and consultants of the Company and its affiliates. At a meeting of the Board held on March 29, 2018, the Board approved, and the Company's shareholders thereafter ratified on May 30, 2018, the adoption of an amended 2015 Equity Incentive Plan, restated as the 2018 Omnibus Equity Incentive Compensation Plan dated March 29, 2018 (the "2018 Equity Incentive Plan"). At a meeting of the Board held on March 18, 2021, the Board approved, and the Company's shareholders thereafter ratified on May 26, 2021, the adoption of an amended 2018 Equity Incentive Plan, restated as the 2021 Omnibus Equity Incentive Compensation Plan dated March 18, 2021 (the "2021 Equity Incentive Plan"). At a meeting of the Board held on April 10, 2024, the Board approved, and the Company's shareholders thereafter ratified on June 11, 2024, the adoption of an amended 2021 Equity Incentive Plan, restated as the 2024 Omnibus Equity Incentive Compensation Plan dated April 10, 2024, as further amended on May 24, 2024 (the "2024 Equity Incentive Plan"). Most recently, on April 21, 2025, the Board approved, subject to ratification by shareholders, the adoption of an amended version of the 2024 Equity Incentive Plan, dated April 21, 2025 (the "Equity Incentive Plan").

Capitalized terms used in this "Proposal 3 - Amendment of the Omnibus Equity Incentive Compensation Plan to Increase Share Authorization Limits" section but not otherwise defined in this Proxy Statement shall have the meanings ascribed to such terms in the Equity Incentive Plan.

When the 2024 Equity Incentive Plan was originally approved in 2024, the Compensation Committee anticipated that the number of authorized Common Shares would be sufficient to grant share-based compensation awards through 2027. This estimation accounted for various factors, including future stock prices, competitive market practices for award sizes, and considerations related to attracting and retaining employee talent.

For each award issued on and after shareholder approval of the Equity Incentive Plan, the number of Common Shares covered by such award or to which such award relates is counted on the date of grant of such award against the Total Share Authorization and Full Value Authorization limits.  For greater clarity, any awards that are not settled in Common Shares do not reduce any of these reserves. Any Common Shares related to awards that (i) terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such Common Shares, (ii) are settled in cash either in lieu of Common Shares or otherwise, or (iii) are exchanged with the Compensation Committee's approval for awards not involving Common Shares, shall be available again for issuance under the Equity Incentive Plan. The maximum number of Common Shares available for issuance under the Equity Incentive Plan shall not be reduced to reflect any dividends or "dividend equivalents" that are reinvested into additional shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares or Stock-Based Awards ("SBAs"). The Common Shares available for issuance under the Equity Incentive Plan may be authorized and unissued Common Shares or treasury shares.

Due to a number of factors that were not anticipated at the time of approval of the 2024 Equity Incentive Plan, the current number of authorized Common Shares is not sufficient for the Company's anticipated requirements through 2027. These factors include the increase in the size of the Company's senior management team in connection with the Base Resources acquisition and the significant decrease in the Company's stock price as a result of recent market volatility and turmoil. Accordingly, the Company has a greater number of expected Award recipients under the Equity Incentive Plan and the number of Common Shares that are required to be issued in order to pay a similar amount in equity compensation has increased.

At current share prices, the Compensation Committee has determined that it will not have the capacity under the current share authorization limits to issue equity compensation through 2027 at rates in line with historical trends. In determining the additional number of Common Shares to authorize for issuance pursuant to this Proposal 3, the Compensation Committee considered, among other factors, the current and anticipated future price of the Company's stock, historical amounts of equity awards granted and potential future grants over the next several years.

The Board believes that the Equity Incentive Plan and overall stock-based compensation program is essential in attracting, retaining and motivating highly qualified executive officers and other employees and non-employee directors to enhance the success of the Company. Ther Board believes that the proposed increase in the maximum number of Common Shares to be available under the Equity Incentive Plan is necessary for the Company to continue to experience these benefits. Further, unless this Proposal 3 is adopted, the Company will need to curtail grants of stock incentive awards to executive officers, other employees and non-employee directors, which would put us at a competitive disadvantage in recruiting and retaining talent and also make it more difficult for the Company to align employee interests with those of its shareholders.

In order to ensure that the Company will have a sufficient reserve of Common Shares to continue incentivizing, attracting, and retaining talent in a highly competitive market and industry, and to align the interests of our employees with those of our shareholders, the following amendments were made to the 2024 Equity Incentive Plan and are incorporated into the Equity Incentive Plan:

(i) Section 4.1 was amended to (i) increase the Total Share Authorization limit from 10,000,000 Common Shares to 17,500,000 Common Shares, and (ii) increase the Full Value Share Authorization limit from 7,500,000 Common Shares to 12,500,000 Common Shares,

(ii) Section 6.1 was amended to remove the maximum number of Common Shares issuable upon the exercise of ISOs (which remain subject to the Total Share Authorization); and

(iii) Certain other ancillary amendments were made to Section 1.1 to include the date the Board approved the Equity Incentive Plan subject to ratification by shareholders.

Summary of Equity Incentive Plan

The following is a summary of the principal terms of the Equity Incentive Plan, which is qualified in its entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached as Appendix "A" to this Proxy Statement.

Employees and consultants of the Company and its affiliates, and Non-Employee Directors of the Company, are eligible to participate in the Equity Incentive Plan (the "Eligible Participants" and, following the grant of an award (an "Award") pursuant to the Equity Incentive Plan, the "Participants"). The Board or a committee authorized by the Board (the "Committee") will be responsible for administering the Equity Incentive Plan. As of April 17, 2025, approximately 108 employees, 10 independent Directors, and 6 consultants qualify as Eligible Participants, for a total of approximately 124 Eligible Participants.

The Equity Incentive Plan permits the Committee to grant Awards for NQSOs, ISOs (together with NQSOs, "Options"), SARs (also referred to as "Stock Appreciation Rights"), restricted stock ("Restricted Stock"), DSUs,restricted stock units ("Restricted Stock Units" or "RSUs"), performance shares ("Performance Shares"), performance units ("Performance Units") and stock-based awards ("SBAs") to Eligible Participants.

Common Shares Issuable Pursuant to the Equity Incentive Plan

Subject to adjustment as provided in Section 4.2 of the Equity Incentive Plan, the number of Common Shares reserved for issuance to Participants under the Equity Incentive Plan shall not exceed the Total Share Authorization limit of 17,500,000 Common Shares.  In addition to being subject to the Total Share Authorization limit, the aggregate number of Shares that may be issued under all Full Value Awards shall not exceed Full Value Share Authorization limit of 12,500,000 Common Shares. Notwithstanding the foregoing, any Awards that are not settled in Common Shares do not reduce the Total Share Authorization or Full Value Share Authorization.  Any Common Shares related to Awards (or, after the date the 2015 Equity Incentive Plan was approved by the Company's shareholders, awards granted under the Company's Stock Option Plan) which (i) terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such Common Shares, (ii) are settled in cash either in lieu of Common Shares or otherwise, or (iii) are exchanged with the Committee's approval for Awards not involving Shares, shall be available again for issuance under the Equity Incentive Plan.  The maximum number of Common Shares available for issuance under the Equity Incentive Plan is reduced to reflect any dividends or dividend equivalents that are reinvested into additional Common Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares or Stock-Based Awards. Subject to applicable law, the requirements of the Toronto Stock Exchange ("TSX") or the NYSE American (the "NYSE American" or "NYSE.A") and any shareholder or other approval which may be required, the Board may in its discretion amend the Equity Incentive Plan to increase such limit without notice to any Participants.

The number of Common Shares reserved for issuance to insiders of the Company pursuant to the Equity Incentive Plan, together with all other share compensation arrangements, shall not exceed 10% of the outstanding Common Shares. Within any one-year period, the number of Common Shares issued to insiders pursuant to the Equity Incentive Plan and all other share compensation arrangements of the Company will not exceed an aggregate of 10% of the outstanding Common Shares.

Vesting Requirements

Vesting requirements for each Award shall be determined at the discretion of the Committee, provided that:

i. Annual or regularly scheduled grants of Awards to Participants that are Employees or Directors shall generally have a minimum vesting period of at least one year;

ii. Initial grants of Awards to Employees or Directors who commence employment or appointment to the Board between annual or regularly scheduled grants of Awards may, at the discretion of the Committee, have a vesting period of less than one year in order to tie to the vesting schedule applicable to the most recent annual or regularly scheduled grants of Awards to other Employees and Directors; and

iii. Any special or extraordinary Awards to Participants shall have vesting schedules as determined by the Committee to be appropriate for the special or extraordinary circumstances of the Awards.

Types of Awards

Options.  The Committee may grant Options to any Eligible Participant at any time, in such number and on such terms as will be determined by the Committee in its discretion. ISOs may be granted only to employees of the Company or a parent or subsidiary corporation of the Company within the meaning of Section 424 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). The exercise price for any Option granted pursuant to the Equity Incentive Plan will be determined by the Committee and specified in the Award Agreement, provided however, that the price will not be less than the fair market value (the "FMV") of the Common Shares on the day of grant (which cannot be less than the greater of (a) the volume weighted average trading price of the Common Shares on the TSX or the NYSE for the five trading days immediately prior to the grant date; or (b) the closing price of the Common Shares on the TSX or the NYSE on the trading day immediately prior to the grant date), provided further, that the exercise price for an ISO granted to a holder of 10% or more of the total combined voting power of all classes of shares of the Company or any of its Affiliates (a "Significant Stockholder")shall not be less than 110% of the FMV.

Options will vest and become exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee in each instance approves, subject to the vesting requirements described above.

Options will expire at such time as the Committee determines at the time of grant; provided, however that no Option will be exercisable later than the tenth anniversary date of its grant and, provided further, that no ISO granted to a Significant Stockholder shall be exercisable after the expiration of five years from the date of grant. Notwithstanding the foregoing, if the expiry date of any NQSO would occur in a blackout period or within five days of the end of a blackout period, the expiry date will be automatically extended to the tenth business day following the last day of a blackout period; provided that, with respect to a Participant subject to taxation under the Code, the expiry date will not be extended if such extension would violate Section 409A of the Code.

Stock Appreciation Rights. A Stock Appreciation Right or an SAR entitles the holder to receive the difference between the FMV of a Common Share on the date of exercise and the grant price. The Committee may grant SARs to any Eligible Participant at any time and on such terms as will be determined by the Committee and may grant SARs in tandem with Options or as standalone SARs. The grant price of an SAR will be determined by the Committee and specified in the Award Agreement. The grant price will not be less than the FMV of the Common Shares on the day of grant. The grant price of an SAR granted in tandem with an Option will be equal to the exercise price of the related Option. SARs will vest and become exercisable upon whatever terms and conditions the Committee, in its discretion, imposes, subject to the vesting requirements described above. Additionally, tandem SARs will only be exercisable upon the surrender of the right to receive Common Shares under the related Options. SARs will expire at such time as the Committee determines and, except as determined otherwise by the Committee and specified in the Award Agreement, no SAR will be exercisable later than the tenth anniversary date of its grant, except where the expiry date of any SAR would occur in a blackout period or within five days of the end of a blackout period, in which case the expiry date will be automatically extended to the tenth business day following the last day of a blackout period; provided that, with respect to a Participant subject to taxation under the Code, the expiry date will not be extended if such extension would violate Section 409A of the Code.

Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount representing the difference between the FMV of the underlying Common Shares on the date of exercise and the grant price. At the discretion of the Committee, the payment may be in cash, Common Shares or some combination thereof.

Restricted Stock and Restricted Stock Units. Restricted Stock are awards of Common Shares that are subject to forfeiture based on the passage of time, the achievement of performance criteria, and/or upon the occurrence of other events, over a period of time, as determined by the Committee. Restricted Stock Units, or RSUs, are similar to Restricted Stock but provide a right to receive Common Shares or cash or a combination of the two, as determined by the Committee in its sole discretion, upon settlement. The Committee may grant Restricted Stock and/or RSUs to any Eligible Participant at any time and on such terms as the Committee determines. The specific terms, including the number of Restricted Stock or RSUs awarded, the restriction period, the settlement date and any other restrictions or conditions that the Committee determines to impose on any Restricted Stock or RSU shall be set out in an Award Agreement. The vesting requirements described above shall apply.

To the extent required by law, holders of Restricted Stock shall have voting rights during the restricted period, however, holders of RSUs shall have no voting rights until and unless Common Shares are issued on the settlement of such RSUs.

Unless otherwise determined by the Committee or as set out in any Award Agreement, no RSU will vest later than three years after the date of grant.

Deferred Share Units.  DSUs are awards denominated in units that provide the holder with a right to receive Common Shares or cash or a combination of the two upon settlement. The Committee may grant DSUs to any Non-Employee Director at any time, in such number and on such terms as will be determined by the Committee in its discretion and as will be set out in the applicable Award Agreement, subject to the vesting requirements described above.

Performance Shares and Performance Share Units.  Performance Shares are awards, denominated in Common Shares, the value of which at the time they are payable is determined as a function of the extent to which corresponding performance criteria have been achieved. Performance Units are equivalent to Performance Shares but are denominated in units. The Committee may grant Performance Shares and/or Performance Units to any Eligible Participant at any time, in such number and on such terms as may be determined by the Committee in its discretion, subject to the vesting requirements described above. Each Performance Share and Performance Unit will have an initial value equal to the FMV of a Common Share on the date of grant. The Committee will set performance criteria for a Performance Share or Performance Unit in its discretion and the period of time during which the performance criteria must be met. The extent to which the performance criteria are met will determine the ultimate value and/or number of Performance Shares or Performance Units that will be paid to the Participant.

The Committee may pay earned Performance Shares or Performance Units in the form of cash or Common Shares equal to the value of the Performance Share or Performance Unit at the end of the performance period. The Committee may determine that holders of Performance Shares or Performance Units be credited with consideration equivalent to dividends declared by the Board and paid on outstanding Common Shares.

Stock-Based Awards. The Committee may, to the extent permitted by the TSX, grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Equity Incentive Plan in such amounts and subject to terms and conditions as the Committee determines. Such Stock-Based Awards may involve the transfer of actual Common Shares to Participants or payment in cash or otherwise of amounts based on the value of Common Shares.

Assignability

Other than Restricted Stock and RSUs, Awards will be non-transferable and non-assignable except as provided in an Award Agreement, by will or by the law of descent and distribution. Such Awards will be exercisable during the Participant's lifetime only by the Participant. Restricted Stock and RSUs will be non-transferable and non-assignable until the end of the applicable period of restriction specified in the Award Agreement (and in the case of RSUs, until the date of settlement through delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee.

Dividends and Other Distributions

During the Period of Restriction, Participants holding Restricted Stock may, if determined by the Committee, be credited with dividends paid with respect to the underlying Common Shares or Dividend Equivalents while they are so held in a manner determined by the Committee in its sole discretion. RSUs held by a Participant having surpassed the Period of Restriction may, if the Committee so determines, be credited with dividends paid with respect to the underlying Common Shares or Dividend Equivalents while they are so held in a manner determined by the Committee in its sole discretion. However, the payment of dividends or Dividend Equivalents is strictly prohibited with respect to RSUs still subject to a Period of Restriction. Dividend Equivalents cannot apply to an Award unless specifically provided for in the Award Agreement, and the Committee may apply any restrictions to the dividends or Dividend Equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or Dividend Equivalents, including cash, Common Shares, Restricted Stock or RSUs.

In addition, the Committee will determine whether Participants holding Performance Shares will receive Dividend Equivalents with respect to dividends declared with respect to the Common Shares. Dividends or Dividend Equivalents may be subject to accrual, forfeiture or payout restrictions as determined by the Committee in its sole discretion. However, the payment of dividends or Dividend Equivalents to a Participant is prohibited in respect to any Performance Shares for which the requisite performance criteria have not been achieved.

Cessation of Awards

Death.  If a Participant dies while an employee, officer or Director of, or consultant to, the Company or an Affiliate: (i) any Options held by the Participant that are exercisable at the date of death continue to be exercisable by the executor or administrator of the Participant's estate until the earlier of twelve months after the date of death and the date on which the exercise period of the particular Option expires and any Options that are not exercisable at the date of death shall immediately expire; (ii) any RSUs held that have vested as at the date of death will be paid to the Participant's estate, and any RSUs that have not vested as at the date of death will be immediately cancelled, unless the Committee or Board determines in its discretion in the Award Agreement or subsequently to accelerate or otherwise amend the general vesting provisions of any Award previously granted to a Participant; and (iii) the treatment for all other types of Awards shall be as set out in the applicable Award Agreement. For example, any Awards that have vested as of the termination date will be paid to the Participant, while any unvested Awards will be cancelled.

Termination other than Death.  Upon termination of the Participant's employment or term of office or engagement with the Company for any reason other than death: (i) any of the Options held by the Participant that are exercisable on the termination date continue to be exercisable until the earlier of three months (six months in the case of a voluntary retirement) after the termination date and the date on which the exercise period of the Option expires, and any Options that have not vested at the termination date shall immediately expire; (ii) any RSUs held by a Participant that have vested at the termination date will be paid to the Participant and any RSUs that have not vested at the termination date will be immediately cancelled, unless the Committee or Board determines in its discretion in the Award Agreement or subsequently to accelerate or otherwise amend the general vesting provisions of any Award previously granted to a Participant in cases involving disability or retirement; and (iii) the treatment for all other types of Awards shall be as set out in the applicable Award Agreement. . For example, any Awards that have vested as of the termination date will be paid to the Participant, while any unvested Awards will be cancelled.

Corporate Reorganization and Change of Control

Corporate Reorganization. In the event of any merger, arrangement, amalgamation, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution to stockholders of the Company, or any similar corporate event or transaction (a "Corporate Reorganization"), the Committee will make or provide for such adjustments or substitutions as are equitably necessary in: (i) the number and kind of securities that may be issued under the Equity Incentive Plan, (ii) the number and kind of securities subject to outstanding Awards, (iii) the price applicable to outstanding Awards, provided changes to the Option Price or Grant Price applicable to outstanding SARs, which are deemed appropriate or necessary by the Committee in the event of a Corporate Reorganization but which constitute more than a mere adjustment or substitution for equivalent value, shall require the prior approval of the Company's shareholders (iv) the award limits, (v) the limit on issuing Awards except as provided for in the Equity Incentive Plan, and (vi) any other value determinations applicable to outstanding Awards or to the Equity Incentive Plan.

In connection with a Corporate Reorganization, the Committee will have the discretion to permit a holder of Options to purchase, and the holder shall be required to accept, on the exercise of such Option, in lieu of the Common Shares, securities or other property that the holder would have been entitled to receive as a result of the Corporate Reorganization if that holder had owned all Common Shares that were subject to the Option.

Change of Control.  In the event of a Change of Control (as defined in the Equity Incentive Plan), subject to applicable laws and rules and regulations of a national exchange or market on which Common Shares are listed or as otherwise provided in any Award Agreement, and subject to the provisions described in the next paragraph below (a) all Options and SARs shall be accelerated to become immediately exercisable; (b) all restrictions imposed on Restricted Stock and RSUs shall lapse and RSUs shall be immediately settled and payable; (c) target payout opportunities attainable under all outstanding Awards of performance based Restricted Stock, performance-based RSUs, Performance Units and Performance Shares shall be deemed to have been fully earned; (d) unless otherwise specifically provided in a written agreement entered into between the Participant and the Company or an Affiliate, the Committee shall immediately cause all other Stock-Based Awards to vest and be paid out as determined by the Committee; and (e) the Committee will have discretion to cancel all outstanding Awards, and the value of such Awards will be paid in cash based on the change of control price.

Notwithstanding the above, no acceleration of vesting, cancellation, lapsing of restrictions, payment of an Award, cash settlement or other payment will occur with respect to an Award if the Committee determines, in good faith, that the Award will be honoured, assumed or substituted by a successor corporation, provided that such honoured, assumed or substituted Award must: (a) be based on stock which is traded on the TSX and/or an established securities market in the United States; (b) provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award; (c) recognize, for the purpose of vesting provisions, the time that the Award has been held prior to the Change of Control; (d) have substantially equivalent economic value to such Award; and (e) have terms and conditions which provide that in the event a Participant's employment with the Company, and Affiliate or a successor corporation is involuntarily terminated or constructively terminated at any time within twelve months of the Change of Control, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to such alternative Award shall be waived or shall lapse, as the case may be.

Amending the Equity Incentive Plan

Except as set out below, and as otherwise provided by law or stock exchange rules, the Equity Incentive Plan may be amended, altered modified, suspended or terminated by the Committee at any time, without notice or approval from shareholders, including but not limited to for the purposes of:

(a) making any acceleration of or other amendments to the general vesting provisions of any Award previously granted to a Participant in cases involving death, disability or retirement;

(b) waiving any termination of, extending the expiry date of, or making any other amendments to the general term of any Award or exercise period thereunder provided that no Award held by an insider may be extended beyond its original expiry date;

(c) making any amendments to add covenants or obligations of the Company for the protection of Participants;

(d) making any amendments not inconsistent with the Equity Incentive Plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, it may be expedient to make, including amendments that are desirable as a result of changes in law or as a "housekeeping" matter; or

(e) making such changes or corrections which are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error.

Amendments requiring the prior approval of the Company's shareholders are: (i) any changes to the Option Price or Grant Price of previously granted SARs, as applicable, including without limitation a reduction in the price of a previously granted Option or SAR benefitting a Participant, whether or not the Participant is an Insider of the Company, except for adjustments made in the event of a Corporate Reorganization constituting a mere adjustment or substitution for equivalent value; (ii) an increase in the total number of Common Shares available under the Equity Incentive Plan or the total number of Common Shares available for ISOs; (iii) an increase to the limit on the number of Common Shares issued or issuable to insiders; (iv) an extension of the expiry date of an Option or SAR other than in relation to a blackout period; (v) any acceleration of or other amendments to the general vesting provisions of any Award previously granted to a Participant in cases other than those involving death, disability or retirement; and (vi) any amendment to the amendment provisions of the Equity Incentive Plan.

U.S. Federal Income Tax Consequences

The following is a summary of certain anticipated material U.S. federal income tax consequences generally applicable to awards to U.S. Participants (as defined below) made under the Equity Incentive Plan.

This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences that may apply to a U.S. Participant with respect to awards under the Equity Incentive Plan.  In addition, certain Participants in the Equity Incentive Plan who are not U.S. Participants may be subject to U.S. federal income tax, depending on specific facts and circumstances, and this summary does not address U.S. federal income tax consequences with respect to those individuals.  Further, this summary does not take into account the individual facts and circumstances of any particular U.S. Participant that may affect the U.S. federal income tax consequences of awards under the Equity Incentive Plan.  This summary does not address the U.S. federal net investment income, U.S. federal alternative minimum, U.S. federal estate and gift, U.S. state and local, and non-U.S. tax consequences to U.S. Participants.  Except as specifically set forth below, this summary does not discuss applicable income tax reporting requirements.  Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any U.S. Participant.  Each U.S. Participant should consult his or her own financial advisor, legal counsel, or accountant regarding the U.S. federal, U.S. state and local, and non-U.S. tax consequences of participation in the Equity Incentive Plan.

No legal opinion from U.S. legal counsel or ruling from the Internal Revenue Service (the "IRS") has been requested, or will be obtained, regarding the U.S. federal income tax consequences to a U.S. Participant arising from and relating to awards under the Equity Incentive Plan.  This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary.

Each U.S. Participant should seek U.S. federal tax advice, based on such U.S. Participant's particular circumstances, from its own tax advisor.

Scope of This Disclosure

Authorities

This summary is based on the Code, Treasury Regulations, published IRS rulings, published administrative positions of the IRS, the Convention Between Canada and the United States of America with Respect to Taxes on Income and on Capital, signed September 26, 1980, as amended (the "Canada-U.S. Tax Convention"), and U.S. court decisions that are applicable as of the date of this document.  Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive basis.  This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.

U.S. Participants

For purposes of this summary of U.S. federal income tax consequences, a "U.S. Participant" is a citizen or resident of the United States for U.S. federal income tax purposes who receives awards under the Equity Incentive Plan and who is either a citizen of the U.S. or a resident alien of the U.S. for purposes of the Code and the Canada-U.S. Tax Convention.

Certain Special Rules

The foreign earned income exclusion provisions and the foreign tax credit provisions of the Code may, under certain circumstances, reduce the U.S. federal income tax liability of a U.S. Participant with respect to participation in the Equity Incentive Plan. U.S. Participants should consult their own financial advisor, legal counsel, or accountant regarding the foreign earned income exclusion provisions and the foreign tax credit provisions of the Code.

Paragraphs (1) to (8) below are subject to the discussion set forth in Paragraph (9) below, including, without limitation, the PFIC (as defined below) rules.

(1) Grant of Stock Options

The grant of stock options is not expected to result in any taxable income for the recipient, and the Company will not be entitled to an income tax deduction in connection with a grant of stock options under the Equity Incentive Plan.

(2) Exercise of Stock Options, SARs and Disposition of Common Shares

Upon exercising a SAR or a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the Common Shares acquired on the date of exercise over the exercise price, and the Company generally will be entitled, at that time, to an income tax deduction for the same amount, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m) of the Code. Any gain or loss recognized upon any later disposition of the Common Shares generally will be a capital gain or loss.

The holder of an incentive stock option generally will have no taxable income upon exercising the stock option (except that an alternative minimum tax liability may arise), and the Company will not be entitled to an income tax deduction. The gain or loss recognized by the optionee on a later sale or other disposition of such Common Shares will either be long-term capital gain or loss or ordinary income, depending upon whether the optionee holds the Common Shares until the later of the date that is two years following the date of grant and the date that is one year following the date of exercise. If the Common Shares are not held for the period described in the foregoing sentence, the optionee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the Common Shares on the date of exercise and the exercise price, or (ii) the difference between the sale price and the exercise price, and the optionee will recognize long-term or short-term capital gain or loss (depending on whether the shares were held for more than 12 months or for 12 months or less) in an amount equal to the difference between the sale price of the Common Shares and the fair market value of the Common Shares on the date of exercise. However, if the Common Shares are held for the period described above, the optionee will generally recognize long-term capital gain or loss in an amount equal to the difference between the sale price and the exercise price. Generally, there will be no tax consequences to the Company in connection with the disposition of Common Shares acquired pursuant to an incentive stock option, except that the Company may be entitled to an income tax deduction with respect to a disposition of Common Shares acquired pursuant to an incentive stock option before the applicable incentive stock option holding periods set forth in the Code (as described above) have been satisfied, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m) of the Code.

(3) Restricted Stock, Restricted Stock Units and DSUs

Unless a special election is made by the holder of a restricted stock award under Section 83(b) of the Code, the holder must recognize ordinary income equal to the excess of (1) the fair market value of the restricted stock received (determined as of the first time the restricted stock becomes transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (2) the amount (if any) paid for the restricted stock by the holder of the award. The holder of a restricted stock unit or deferred share unit award shall be taxable on the fair market value of any Common Shares delivered and cash paid at the time such property is issued to the holder. The Company will generally be entitled to an income tax deduction at the time the holder recognizes taxable income, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m) of the Code.

(4) Performance Awards

A recipient of a performance award will not recognize taxable income at the time of grant, and the Company will not be entitled to an income tax deduction with respect to the performance award grant at that time. Upon settlement of a performance award, the recipient thereof will recognize compensation taxable as ordinary income in an amount equal to the fair market value of any Common Shares delivered and the amount of cash paid, and the Company will be entitled to an income tax deduction in that amount at that time, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m) of the Code.

(5) Stock Awards

With respect to awards granted under the Equity Incentive Plan that are payable in Common Shares that are not subject to a substantial risk of forfeiture, the holder thereof must recognize ordinary income equal to the excess of the fair market value of the Common Shares received (determined as of the date the Common Shares are received) over the amount (if any) paid for the Common Shares by the holder of the award. The Company generally will be entitled at that time to an income tax deduction for the same amount, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m) of the Code.

(6) Dividend Equivalents

Recipients of dividend equivalents with respect to their awards under the Equity Incentive Plan will not recognize taxable income at the time of grant and will not be entitled to an income tax deduction with respect to the dividend equivalent award at that time. When a dividend equivalent is paid, the recipient thereof will recognize compensation taxable as ordinary income in an amount equal to the fair market value of any Common Shares delivered and the amount of cash paid by us, and the Company will be entitled to an income tax deduction in that amount at that time, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m) of the Code.

(7) Special Rules for Executive Officers and Directors Subject to Section 16 of the Exchange Act

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Code, Common Shares received through the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of ordinary income recognized, and the amount of our income tax deduction will be determined as of the end of that period.

(8) Section 409A of the Code

Awards under the Equity Incentive Plan are intended to be exempt from, or compliant with, the requirements of Section 409A of the Code to avoid any adverse tax results thereunder, and the Committee will administer and interpret the Equity Incentive Plan and all award agreements in a manner consistent with that intent. The tax consequences described above are based on the assumption that Awards either are exempt from, or compliant with, Section 409A of the Code. The Company makes no guaranty that Awards will comply with Section 409A of the Code (to the extent it is applicable). If it is determined that Awards are subject to Section 409A of the Code and do not comply with Section 409A of the Code, different tax consequences and penalties may result. If any provisions of the Equity Incentive Plan or any award agreement would result in adverse tax consequences under Section 409A of the Code, the Committee may amend that provision or take any other actions reasonably necessary to avoid any adverse tax consequences, and no action taken to comply with Section 409A of the Code will be deemed to impair or otherwise adversely affect the rights of any holder of an award under the Equity Incentive Plan or any beneficiary thereof.

(9) Ownership and Disposition of Common Shares

The following discussion is subject in its entirety to the rules described below under the heading "Passive Foreign Investment Company Rules."

(a) Taxation of Distributions

A U.S. Participant that receives a distribution, including a constructive distribution, with respect to a Common Share will be required to include the amount of such distribution in gross income as a dividend (without reduction for any Canadian income tax withheld from such distribution) to the extent of the Company's current or accumulated "earnings and profits", as computed for U.S. federal income tax purposes. A dividend generally will be taxed to a U.S. Participant at ordinary income tax rates if the Company is a PFIC (as defined below) for the tax year of such distribution or was a PFIC for the preceding tax year. To the extent that a distribution exceeds the Company's current and accumulated "earnings and profits", such distribution will be treated first as a tax-free return of capital to the extent of a U.S. Participant's tax basis in the Common Shares and thereafter as gain from the sale or exchange of such Common Shares. (See "Sale or Other Taxable Disposition of Common Shares" below). However, the Company does not intend to maintain the calculations of its earnings and profits in accordance with U.S. federal income tax principles, and each U.S. Participant therefore should assume that any distribution by the Company with respect to the Common Shares will constitute ordinary dividend income. Dividends received on Common Shares by corporate U.S. Participants generally will not be eligible for the "dividends received deduction". Subject to applicable limitations and provided the Company is eligible for the benefits of the Canada-U.S. Tax Convention or the Common Shares are readily tradable on a United States securities market, dividends paid by the Company to non-corporate U.S. Participants, including individuals, in respect of Common Shares generally will be eligible for the preferential tax rates applicable to long-term capital gains for dividends, provided certain holding period and other conditions are satisfied, including that the Company not be classified as a PFIC in the tax year of distribution or in the preceding tax year. The dividend rules are complex, and each U.S. Participant should consult its own tax advisors regarding the application of such rules.

(b) Sale or Other Taxable Disposition of Common Shares

Upon the sale or other taxable disposition of Common Shares, a U.S. Participant generally will recognize capital gain or loss in an amount equal to the difference between the U.S. dollar value of cash received plus the fair market value of any property received and such U.S. Participant's tax basis in such Common Shares sold or otherwise disposed of. A U.S. Participant's tax basis in Common Shares generally will be such U.S. Participant's U.S. dollar cost for such Common Shares. Gain or loss recognized on such sale or other disposition generally will be long-term capital gain or loss if, at the time of the sale or other disposition, the Common Shares have been held for more than one year.

Preferential tax rates currently apply to long-term capital gain of a U.S. Participant that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gain of a U.S. Participant that is a corporation. Deductions for capital losses are subject to significant limitations under the Code.

(c) Passive Foreign Investment Company Rules

If the Company were to constitute a "passive foreign investment company" within the meaning of Section 1297 of the Code (a "PFIC") for any year during a U.S. Participant's holding period, then certain potentially adverse rules would affect the U.S. federal income tax consequences to a U.S. Participant resulting from the acquisition, ownership and disposition of Common Shares. The Company believes that it was not a PFIC for its most recently completed tax year. The Company has not made any determination as to its PFIC status for its current and future tax years.No opinion of legal counsel or ruling from the IRS concerning the status of the Company as a PFIC has been obtained or is currently planned to be requested.  PFIC classification is fundamentally factual in nature, generally cannot be determined until the close of the tax year in question and is determined annually. Additionally, the analysis depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. Consequently, there can be no assurance that the Company has never been and will not become a PFIC for any tax year during which U.S. Participants hold Common Shares.

In any year in which the Company is classified as a PFIC, a U.S. Participant will be required to file an annual report with the IRS containing such information as Treasury Regulations and/or other IRS guidance may require. In addition to penalties, a failure to satisfy such reporting requirements may result in an extension of the time period during which the IRS can assess a tax. U.S. Participants should consult their own tax advisors regarding the requirements of filing such information returns under these rules, including the requirement to file an IRS Form 8621.

The Company generally will be a PFIC if, after the application of certain "look-through" rules with respect to subsidiaries in which the Company holds at least 25% of the value of such subsidiary for a tax year, (a) 75% or more of the gross income of the Company for such tax year is passive income (the "income test"), or (b) 50% or more of the value of the Company's assets either produce passive income or are held for the production of passive income (the "asset test"), based on the quarterly average of the fair market value of such assets. "Gross income" generally includes all sales revenues less the cost of goods sold, plus income from investments and from incidental or outside operations or sources, and "passive income" generally includes, for example, dividends, interest, certain rents and royalties, certain gains from the sale of stock and securities, and certain gains from commodities transactions; however, certain active business gains arising from the sale of commodities generally are excluded from passive income.

If the Company was a PFIC in any tax year during which a U.S. Participant held Common Shares, such holder generally would be subject to special rules with respect to "excess distributions" made by the Company on the Common Shares and with respect to gain from the disposition of Common Shares. An "excess distribution" generally is defined as the excess of distributions with respect to the Common Shares received by a U.S. Participant in any tax year over 125% of the average annual distributions such U.S. Participant has received from the Company during the shorter of the three preceding tax years, or such U.S. Participant's holding period for the Common Shares.

Generally, a U.S. Participant would be required to allocate any excess distribution or gain from the disposition of the Common Shares pro rata over its holding period for the Common Shares. Such amounts allocated to the year of the disposition or excess distribution and any year prior to the first year in which the Company was a PFIC would be taxed as ordinary income in the year of the disposition or excess distribution, and amounts allocated to each other tax year would be taxed as ordinary income at the highest tax rate in effect for each such year for the applicable class of taxpayer and an interest charge at a rate applicable to underpayments of tax would apply.

While there are U.S. federal income tax elections that sometimes can be made to mitigate these adverse tax consequences (including the "QEF Election" under Section 1295 of the Code and the "Mark-to-Market Election" under Section 1296 of the Code), such elections are available in limited circumstances and must be made in a timely manner. Under proposed Treasury Regulations, if a U.S. Participant holds an option or other right to acquire stock of a PFIC, such option or right is considered to be PFIC stock subject to the default rules of Section 1291 of the Code that apply to "excess distributions" and dispositions described above. However, under the proposed Treasury Regulations, for the purposes of the PFIC rules, the holding period for any Common Shares acquired upon the exercise of an option or other right will begin on the date a U.S. Participant acquires the option or other right (and not the subsequent date of exercise). This will impact the availability, and consequences, of the QEF Election and Mark-to-Market Election with respect to the Common Shares acquired upon exercise of an option or other right.

U.S. Participants should be aware that, for each tax year, if any, that the Company is a PFIC, the Company can provide no assurances that it will satisfy the record keeping requirements or make available to U.S. Participants the information such U.S. Participants require to make a QEF Election with respect to the Company or any subsidiary that also is classified as a PFIC.

Certain additional adverse rules may apply with respect to a U.S. Participant if the Company is a PFIC, regardless of whether the U.S. Participant makes a QEF Election. These rules include special rules that apply to the amount of foreign tax credit that a U.S. Participant may claim on a distribution from a PFIC. Subject to these special rules, foreign taxes paid with respect to any distribution in respect of stock in a PFIC are generally eligible for the foreign tax credit. U.S. Participants should consult their own tax advisors regarding the potential application of the PFIC rules to the ownership and disposition of Common Shares, and the availability of certain U.S. tax elections under the PFIC rules.

(d) Receipt of Foreign Currency

The amount of any distribution paid to a U.S. Participant in foreign currency, or on the sale, exchange or other taxable disposition of Common Shares generally will be equal to the U.S. dollar value of such foreign currency based on the exchange rate applicable on the date of receipt or, if applicable, the date of settlement if the Common Shares are traded on an established securities market (regardless of whether such foreign currency is converted into U.S. dollars at that time). A U.S. Participant will have a tax basis in the foreign currency equal to its U.S. dollar value on the date of receipt. Any U.S. Participant who converts or otherwise disposes of the foreign currency after the date of receipt may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes. Different rules apply to U.S. Participants who use the accrual method of tax accounting. Each U.S. Participant should consult its own U.S. tax advisors regarding the U.S. federal income tax consequences of receiving, owning, and disposing of foreign currency.

(e) Foreign Tax Credit

Dividends paid on the Common Shares will be treated as foreign-source income, and generally will be treated as "passive category income" or "general category income" for U.S. foreign tax credit purposes. Any gain or loss recognized on a sale or other disposition of Common Shares generally will be United States source gain or loss. Certain U.S. Participants that are eligible for the benefits of Canada-U.S. Tax Convention may elect to treat such gain or loss as Canadian source gain or loss for U.S. foreign tax credit purposes. The Code applies various complex limitations on the amount of foreign taxes that may be claimed as a credit by U.S. taxpayers. In addition, Treasury Regulations that apply to foreign taxes paid or accrued (the "Foreign Tax Credit Regulations") impose additional requirements for Canadian withholding taxes to be eligible for a foreign tax credit, and there can be no assurance that those requirements will be satisfied. The Treasury Department has recently released guidance temporarily pausing the application of certain of the Foreign Tax Credit Regulations.

Subject to the PFIC rules and the Foreign Tax Credit Regulations, each as discussed above, a U.S. Participant that pays (whether directly or through withholding) Canadian income tax with respect to dividends paid on the Common Shares generally will be entitled, at the election of such U.S. Participant, to receive either a deduction or a credit for such Canadian income tax. Generally, a credit will reduce a U.S. Participant's U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. Participant's income that is subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all foreign taxes paid (whether directly or through withholding) by a U.S. Participant during a year. The foreign tax credit rules are complex and involve the application of rules that depend on a U.S. Participant's particular circumstances. Accordingly, each U.S. Participant should consult its own U.S. tax advisor regarding the foreign tax credit rules.

(f) Backup Withholding and Information Reporting

Under U.S. federal income tax law and Treasury Regulations, certain categories of U.S. Participants must file information returns with respect to their investment in, or involvement in, a foreign corporation. For example, U.S. return disclosure obligations (and related penalties) are imposed on individuals who are U.S. Participants that hold certain specified foreign financial assets in excess of certain threshold amounts. The definition of specified foreign financial assets includes not only financial accounts maintained in foreign financial institutions, but also, unless held in accounts maintained by a financial institution, any stock or security issued by a non-U.S. person, any financial instrument or contract held for investment that has an issuer or counterparty other than a U.S. person and any interest in a non-U.S. entity. U.S. Participants may be subject to these reporting requirements unless their Common Shares are held in an account at certain financial institutions. Penalties for failure to file certain of these information returns are substantial. U.S. Participants should consult their own tax advisors regarding the requirements of filing information returns, including the requirement to file an IRS Form 8938.

Payments made within the U.S. or by a U.S. payor or U.S. middleman, of dividends on, and proceeds arising from the sale or other taxable disposition of Common Shares will generally be subject to information reporting and backup withholding tax if a U.S. Participant (a) fails to furnish such U.S. Participant's correct U.S. taxpayer identification number (generally on IRS Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Participant has previously failed to properly report items subject to backup withholding tax, or (d) fails to certify, under penalty of perjury, that such U.S. Participant has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Participant that it is subject to backup withholding tax. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding tax rules will be allowed as a credit against a U.S. Participant's U.S. federal income tax liability, if any, or will be refunded, if such U.S. Participant furnishes required information to the IRS in a timely manner.

The discussion of reporting requirements set forth above is not intended to constitute a complete description of all reporting requirements that may apply to a U.S. Participant. A failure to satisfy certain reporting requirements may result in an extension of the time period during which the IRS can assess a tax, and under certain circumstances, such an extension may apply to assessments of amounts unrelated to any unsatisfied reporting requirement. Each U.S. Participant should consult its own tax advisors regarding the information reporting and backup withholding rules.

Annual Burn Rate for the Three Most Recently Completed Fiscal Years

The Annual Burn Rate (defined as the number of securities granted under the Equity Incentive Plan during the applicable fiscal year divided by the weighted average number of securities outstanding for that year) for the three most recently completed fiscal years for this arrangement, calculated in accordance with Section 613(p) of the TSX Company Manual, is as follows:

For the year ended December 31, 2024: 1.0%

For the year ended December 31, 2023: 0.6%

For the year ended December 31, 2022: 0.9%

Such burn rates were calculated using the values provided in the chart below; no multiplier was included:

	2024	2023	2022
Weighted Average Number of Shares Outstanding	171,964,321	159,107,039	157,343,250

Options Granted	772,189	153,299	118,318

RSUs Granted	897,699	450,232	411,467

SARs Granted	Nil	308,333	833,315

Total Securities Awarded	1,651,888	911,864	1,363,100

Burn Rate	1.0%	0.6%	0.9%

Securities Authorized for Issuance Under Equity Incentive Plans

For a breakdown of the securities authorized for issuance pursuant to the Company's equity compensation plans approved by security holders (including any individual compensation arrangements) as of December 31, 2024, see page 95, below. There are no compensation plans under which equity securities of the Company are authorized for issuance that were adopted without the approval of the Company's shareholders.

New Plan Benefits Table

The amount, if any, of awards to be awarded to employees, non-employee Directors and consultants is determined by the Committee and is not presently determinable. Therefore, a New Plan Benefits Table is not provided. Information regarding awards to the named executive officers (the "NEOs") in 2024 pursuant to the 2024 Equity Incentive Plan is provided in the section titled "Executive Compensation - Incentive Plan Awards," and information regarding awards to Directors in 2024 pursuant to the 2024 Equity Incentive Plan is provided in the section titled "Director Compensation."

Shareholder Approval

At the Meeting, the Company's Shareholders will be asked to consider and, if deemed advisable, approve, with or without amendment, the following resolution:

"BE IT RESOLVED, as an ordinary resolution of the shareholders of Energy Fuels Inc. (the
"Company"), that:

1. the Energy Fuels Inc. 2024 Omnibus Equity Incentive Compensation Plan dated April 21, 2025 (the "Equity Incentive Plan"), with the amendments made to the 2024 Equity Incentive Plan described above incorporated into the Equity Incentive Plan, is hereby ratified and approved; and

2. any officer or Director of the Company be and is hereby authorized and directed, for and on behalf of the Company, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination."

To be effective, the above resolution must be passed by a simple majority of the votes cast thereon by the Company's shareholders present in person or by proxy at the virtual Meeting. For purposes of the aforementioned approval, "present" shall refer to a shareholder's virtual presence, or the shareholder's proxy represented in accordance with all applicable voting instructions, at the live-cast Meeting on the Lumi/Equiniti Virtual Platform.

The Board recommends the Company's shareholders approve the above resolution. The persons named in the enclosed form of proxy intend to vote in favor of the resolution unless a shareholder has specified in the shareholder's proxy that the shareholder's shares are to be voted against such resolution.

EXECUTIVE OFFICERS

As of April 18, 2025, the executive officers of the Company, their ages and their business experience and principal occupation during the past five years were as follows:

Name and Municipality of Residence	Office Held	Officer Since	Age
Scott A. Bakken Colorado, USA	Vice President, Regulatory Affairs	2020	54
Kevin Balloch(1) Perth, Australia	Senior Vice President, Project Finance	2025	54
Debra P. Bennethum(2) Michigan, USA	Vice President, Critical Minerals and Strategic Supply Chain	2025	58
Nathan R. Bennett(3) Colorado, USA	Chief Financial Officer	2024	44
Bernard Bonifas(4) Wyoming, USA	Vice President, ISR Operations	2023	66
Timothy J. Carstens(5) Perth, Australia	Executive Vice President, Heavy Mineral Sands	2024	57
Mark S. Chalmers Colorado, USA	President and Chief Executive Officer	2016	67
Saleem Drera(6) Colorado, USA	Vice President, Radioisotopes, Radiological Systems and Intellectual Property	2024	40
David C. Frydenlund(7) Colorado, USA	Executive Vice President, Chief Legal Officer and Corporate Secretary	2012	67
Daniel D. Kapostasy(8) Colorado, USA	Vice President, Technical Services	2023	44
Nathan M. Longenecker(9) Colorado, USA	Senior Vice President and General Counsel	2024	57
Curtis H. Moore(10) Colorado, USA	Senior Vice President, Marketing and Corporate Development	2015	55
Dee Ann Nazarenus Colorado, USA	Vice President, Human Resources and Administration	2020	67
Logan S. Shumway(11) Utah, USA	Vice President, Conventional Operations	2023	40

Notes:

(1) Mr. Balloch's principal occupation in the five years prior to becoming an officer was Chief Financial Officer of Base Resources.

(2) Ms. Bennethum's principal occupation in the one year prior to becoming an officer was Director, Critical Minerals and Strategic Supply Chain for the Company and, prior to that: EV Critical Minerals Manager, Center of Excellence; Program Purchasing Manager, Battery Electric Vehicles & Crossovers; Global Commodity Manager, Forced Induction Systems & Accessory Drive Systems; and Global Commodity Manager, Turbo & Super Chargers, each of Global Purchasing and Supply Chain ("GPSC"), General Motors.

(3) Mr. Bennett's principal occupation in the 1.5 years prior to becoming an officer was Corporate Controller of the Company and, prior to that, Controller of Antero Midstream Corporation.

(4) Mr. Bonifas's principal occupation in the 3.5 years prior to becoming an officer was Director of ISR Operations for the Company.

(5) Mr. Carstens's principal occupation in the 4.5 years prior to becoming an officer was Managing Director of Base Resources.

(6) Dr. Drera's principal occupation in the 4.25 years prior to becoming an officer was CEO of RadTran LLC ("RadTran").

(7) Mr. Frydenlund's principal occupation in the 3.5 years prior to becoming Executive Vice President, Chief Legal Officer and Corporate Secretary was Chief Financial Officer, General Counsel and Corporate Secretary of the Company.

(8) Mr. Kapostasy's principal occupation in the 3.5 years prior to becoming an officer was in various capacities for the Company, including Director of Technical Services, Technical Services Manager and Chief Geologist Conventional Mining.

(9) Mr. Longenecker's principal occupation in the 4.25 years prior to becoming an officer was Senior Vice President, General Counsel, Global Legal Operations and Major Permitting of Kinross Gold Corporation.

(10) Mr. Moore's principal occupation in the 3.5 years prior to becoming Senior Vice President, Marketing and Corporate Development was Vice President, Marketing and Corporate Development of the Company.

(11) Mr. Shumway's principal occupation in the 3.5 years prior to becoming an officer was in various capacities for the Company, including Chief Metallurgist, Operations Superintendent, Mill Manager and Director, Conventional Operations.

Scott A. Bakken

Mr. Bakken is currently the Vice President ("VP"), Regulatory Affairs of the Company. He has been with the Company since 2014, where he has held senior positions over permitting and regulatory matters relating to both the Company's conventional mine and mill operations and its ISR operations, serving most recently as Senior Director, Regulatory Affairs. Prior to joining the Company, Mr. Bakken held several positions, starting in 1997, with Cameco Corporation's U.S. subsidiaries, Power Resources, Inc. and Cameco Resources, and with MDU Resources Group, Inc.'s mining and construction materials subsidiary, Knife River Corporation, through which he gained extensive experience in permitting and regulatory activities at mining and ISR uranium recovery facilities. Mr. Bakken is responsible for permitting and regulatory matters relating to all of the Company's operations, both conventional and ISR, and has the overall responsibility for worker health and safety policy matters at the Company.

Kevin Balloch

Mr. Balloch is the Senior Vice President ("Senior VP"), Project Finance of the Company. He has over 30 years' financial and management experience in a diverse range of industries. This experience has involved all areas of corporate and treasury management, project financing, capital raisings, mergers and acquisitions, dual listings, feasibility studies and establishment of systems and procedures for new mining operations. Prior to his appointment, Mr. Balloch served as the Chief Financial Officer of Base Resources for 13 years and, prior thereto, held senior positions with Equinox Minerals Limited, a dual listed TSX/Australian Securities Exchange ("ASX") resources company, which developed the major Lumwana Copper mine in Zambia and resulted in Equinox being one of the world's leading copper producers.

Debra P. Bennethum

Mrs. Bennethum is the VP, Critical Minerals and Strategic Supply Chain for Energy Fuels Inc. She has senior responsibilities in the Company's rare earths and critical minerals business, including sales, marketing and strategic collaborations. She plays a key role in securing resilient supply chains, evaluating commercial partnerships and advancing Energy Fuels' position in the rare earths sector. She joined the Company in June 2024 as Director of Critical Minerals and Supply Chain. Prior to joining the Company, Mrs. Bennethum worked at General Motors ("GM") for 13 years in their Global Purchasing and Supply Chain department where she was responsible for developing a resilient supply chain for critical minerals, procurement cost optimization for several electric vehicle programs and managed various vehicle component commodities. She holds a Bachelor of Science degree from Michigan State University in Chemical Engineering.

Nathan R. Bennett

Mr. Bennett is currently the Chief Financial Officer ("CFO") of the Company, effective as of April 22, 2025. Prior to his appointment, Mr. Bennett served as Chief Accounting Officer/Interim Chief Financial Officer of the Company for approximately 16 months. From August 25, 2022 to the date of his interim appointment, he served as the Company's Corporate Controller. Prior to joining the Company, he served as Controller of Antero Midstream Corporation ("Antero") from December 2013 to August 2022, where he led the accounting, treasury, and financial reporting functions and successful closing of two initial public offerings in 2014 (Antero Midstream Partners LP) and 2017 (Antero Midstream GP LP).  Prior to Antero, Mr. Bennett held various positions within the assurance practice at PricewaterhouseCoopers, LLP, in Denver, Colorado from December 2010 to December 2013 and previously in Houston, Texas from January 2007 to December 2010 serving clients in the energy industry. Mr. Bennett holds a Bachelor of Science in Accounting degree, as well as a Master of Accounting degree, both from Utah State University and is a Certified Public Accountant licensed in the State of Colorado.

Bernard Bonifas

Mr. Bonifas is currently the VP, ISR Operations of the Company. He has been with the Company since 2015, first serving as Mine Manager of the Nichols Ranch Project, then as the Director of ISR Operations. Prior to joining the Company, Mr. Bonifas held several positions, starting in 1986 with COGEMA (together with Areva NC, now known as Orano Cycle), working in gold prospecting in France, Spain and Zambia. Since then, Mr. Bonifas has become an expert with over 30 years of experience in uranium prospecting, development, production, restoration, reclamation and decommissioning. In 1997, Mr. Bonifas served as an operations manager for multiple projects in Texas involving production, restoration and decommissioning. In 2002, he transferred to Casper, Wyoming as a Cost Control Manager for COGEMA Mining and affiliated firm Pathfinder. In 2007, Mr. Bonifas was promoted to General Manager of both COGEMA Mining and Pathfinder. As a part of the Areva NC College of Experts, Mr. Bonifas was involved with missions in Kazakhstan, Paraguay and Zambia and performed audits in Argentina and Mexico for the International Atomic Energy Agency. In 2010, Mr. Bonifas accepted a General Manager position in Gabon, Africa with Areva NC. He returned to the U.S. in 2012 as a General Manager for Cameco Corporation and was involved with uranium ISR production in Wyoming and uranium extraction from phosphates in Idaho until 2015. Mr. Bonifas received his Bachelor of Geology in 1986 from the University of Aix-Marseille and his Diploma of Doctoral Research of Sciences in 1992 from the University of Nancy.

Timothy J. Carstens

Mr. Carstens is currently the Executive Vice President ("Executive VP"), Heavy Mineral Sands of the Company, a position he assumed effective October 2, 2024 when the Company closed on its acquisition of Base Resources. From its inception in May 2008 to closing, Mr. Carstens served as the Managing Director of Base Resources. Mr. Carstens is an experienced mining executive with a career spanning more than 20 years in senior resources-sector roles, both in Australia and overseas, with Perilya Limited, North Limited, Robe River Iron Associates, Iron Ore Company of Canada and St Barbara Mines Limited. A chartered accountant by profession, he has strong experience in all aspects of business strategy development and implementation, acquisitions and divestments, debt and equity financing, organizational development and operational performance.

Mark S. Chalmers

Mr. Chalmers is currently the President and Chief Executive Officer (the "CEO") of the Company, a position he has held since February 1, 2018. From July 1, 2016 to January 31, 2018, Mr. Chalmers was President and Chief Operating Officer of the Company, and from July 1, 2016 to July 1, 2017 was Chief Operating Officer of the Company. From 2011 to 2015, Mr. Chalmers served as Executive General Manager of Production for Paladin Energy Ltd., a uranium producer with assets in Australia and Africa, including the Langer Heinrich and Kayelekera mines where, as head of operations, he oversaw sustained, significant increases in production while reducing operating costs. He also possesses extensive experience in ISR uranium production, including management of the Beverley Uranium Mine owned by General Atomics (Australia), and the Highland mine owned by Cameco Corporation (USA). Mr. Chalmers has also consulted to several of the largest players in the uranium supply sector, including BHP Billiton, Rio Tinto, and Marubeni, and until recently served as the Chair of the Australian Uranium Council, a position he held for 10 years. Mr. Chalmers is a registered professional engineer and holds a Bachelor of Science in Mining Engineering from the University of Arizona.

Saleem Drera

Dr. Drera, Ph.D., is currently the VP, Radioisotopes, Radiological Systems and Intellectual Property of the Company, a position he has held since August 19, 2024. The founder and CEO of RadTran, which the Company acquired in 2024, Dr. Drera is responsible for advancing efforts to produce medical isotopes from the Company's existing uranium and rare earth process streams to support innovative and emerging receptor-targeted radionuclide therapeutics for cancer. Dr. Drera has a broad background in the development of nuclear technology which includes testing, scaling, commercialization and licensing. His main technological expertise is in the development of radiochemical processes for the medial industry and radioactive materials engineering. Dr. Drera's previous experience includes as Vice President of Research and Development for Thor Energy, Vice President of Nuclear Consulting for The Cameron Group Inc. and as a consultant for several successful startup companies within the green energy and advanced materials sector. Dr. Drera earned two B.S. from the University of California, Berkeley in Chemical and Nuclear Engineering, a M.S. from the University of Colorado, Boulder in Mechanical Engineering, and a Ph.D. from the Colorado School of Mines in Nuclear Science and Engineering. His work has been published in dozens of peer-reviewed journals such as the Journal of Nuclear Medicine and Biology, Journal of Nuclear Materials, Annals of Nuclear Energy, Progress in Nuclear Energy and many conference proceedings. Additionally, Dr. Drera is the listed inventor of many patents for the processing and separation of radioisotopes.

David C. Frydenlund

Mr. Frydenlund is the Company's Executive VP, Chief Legal Officer ("CLO") and Corporate Secretary, a position he has held since August 8, 2022. Previously, Mr. Frydenlund was Chief Financial Officer, General Counsel and Corporate Secretary of the Company since March 2, 2018, and Senior Vice President, General Counsel and Corporate Secretary of the Company since June 2012. Mr. Frydenlund's responsibilities include all legal matters relating to the Company's activities. His expertise extends to United States Nuclear Regulatory Commission, United States Environmental Protection Agency, State and Federal regulatory and environmental laws and regulations. From 1997 to July 2012, Mr. Frydenlund was Vice President Regulatory Affairs, Counsel, General Counsel and Corporate Secretary of Denison Mines Corp., and its predecessor International Uranium Corporation ("IUC") and was also a Director of IUC from 1997 to 2006 and Chief Financial Officer of IUC from 2000 to 2005. From 1996 to 1997, Mr. Frydenlund was a Vice President of the Lundin Group of international public mining and oil and gas companies, and prior to 1996 was a partner with the Vancouver law firm of Ladner Downs (now Borden Ladner Gervais LLP) where his practice focused on corporate, securities and international mining transactions law. Mr. Frydenlund holds a bachelor's degree in business and economics from Simon Fraser University, a master's degree in economics and finance from the University of Chicago and a law degree from the University of Toronto.

Daniel D. Kapostasy

Mr. Kapostasy is currently the VP, Technical Services of the Company. He has been with the Company since 2013, where he has held a number of positions relating to the geology and other technical aspects of the Company's conventional operations. Since 2020, he has held more senior positions with the Company and has been directly involved with both the conventional uranium operations and the Company's expansion into REE and HMS projects. He most recently served as the Company's Director of Technical Services. Starting in 2008, prior to joining the Company, Mr. Kapostasy worked for a uranium junior mining company, Strathmore Minerals Corporation, where he developed as a uranium geologist. At Strathmore, he was responsible for or involved in resource estimation, permitting and field operations. Mr. Kapostasy is currently responsible for overseeing the corporate technical team of geologists and engineers, supporting conventional operations and is involved with the Company's strategic planning and project execution.

Nathan M. Longenecker

Mr. Longenecker is the Senior VP and General Counsel for the Company. Mr. Longenecker has worked in the natural resources industry, both in-house and in private law practice, for almost 30 years.  Prior to joining the Company in August 2024, Mr. Longenecker spent approximately 15 years working at Kinross Gold Corporation, most recently serving as Senior Vice President & General Counsel, Global Legal Operations and Major Permitting. Preceding that, he was a partner at Temkin, Wielga Hardt & Longenecker LLP where he focused on natural resources law, permitting, environmental law and litigation, regularly appearing before regulatory agencies and state and federal courts across the U.S.  Early in his career, Mr. Longenecker was an associate at Ballard Spahr Andrews & Ingersoll (now Ballard Spahr LLP). Mr. Longenecker has spent the bulk of his career providing strategic business advice, supporting operations and addressing complex legal, regulatory and sovereign risks around the world, including in the U.S., Canada, South America, Africa and Russia.  His experience includes negotiating fiscal and stability agreements with sovereign nations, indigenous consultation, project permitting, international arbitration and dispute resolution. Mr. Longenecker earned a bachelor's degree in psychology from Colorado College and a law degree from the University of San Diego School of Law where he was a member of the San Diego Law Review.  He is licensed to practice law in both Colorado and Wyoming.

Curtis H. Moore

Mr. Moore is the Senior VP, Marketing and Corporate Development for Energy Fuels Inc. Prior to 2023, Mr. Moore was the Vice President of Marketing and Corporate Development for Energy Fuels Inc. He is in charge of product marketing for the Company, and is closely involved in mergers & acquisitions, investor relations, public relations, and corporate legal. He has been with the Company for over 11 years, holding various roles of increasing responsibility. Prior to joining the Company, Mr. Moore worked in multi-family real estate development, government relations and public affairs, production homebuilding, and private law practice. Mr. Moore is a licensed attorney in the State of Colorado. He holds Juris Doctor and Master of Business Administration degrees from the University of Colorado at Boulder, and a Bachelor of Arts dual degree in Economics-Government from Claremont McKenna College in Claremont, California.

Dee Ann Nazarenus

Ms. Nazarenus is the VP, Human Resources and Administration of the Company. She has been with the Company for 17 years, having previously served as its Director, Human Resources and Administration. Prior to joining the Company, Ms. Nazarenus held human resource and administration management positions with a number of different organizations, starting in 1995. She is an integral part of the Company in overseeing all aspects of human resources and administration. Ms. Nazarenus is responsible for planning, developing, organizing, implementing, directing, and evaluating all human resource functions of the Company, in addition to being responsible for directing and managing all administrative functions of the Company.

Logan S. Shumway

Mr. Shumway is the VP, Conventional Operations of the Company and has been with the Company since 2010, working at its White Mesa Mill, which is the only operating conventional uranium mill in the United States and a key asset of the Company. During his tenure with the Company, Mr. Shumway has served in various roles, including as Chief Metallurgist, Operations Superintendent, Mill Manager and Director, Conventional Operations. Mr. Shumway attended Brigham Young University where he received degrees in chemical engineering and chemistry. He is responsible for managing the day-to-day processing activities at the White Mesa Mill, as well as engineering and construction of the Mill property's expanded operations into rare earths processing. Mr. Shumway is a native of Southeastern Utah.

CERTAIN SIGNIFICANT EMPLOYEES

Name and Municipality of Residence	Office Held	Officer Since	Age
Julia C. Hoffmeier(1) Colorado, USA	Corporate Counsel and Assistant Corporate Secretary	2022	33

Notes:

(1) Ms. Hoffmeier's principal occupation in the two years prior to becoming a non-executive officer on January 25, 2022 was Staff Attorney of the Company.

Julia C. Hoffmeier

Ms. Hoffmeier is the Company's Corporate Counsel and Assistant Corporate Secretary, a position she has held since January 25, 2022. Prior thereto, from June 2017 to the date of her current appointment, she served as the Company's Staff Attorney. Before joining the Company, Ms. Hoffmeier ran the Pre-Award Grants and Contracts Program for the University of Colorado Denver's Division of Renal Diseases and Hypertension where she worked on medical research proposal submissions and regulatory compliance. In November 2016, she was appointed by the Denver City Council to serve on the Denver Board of Ethics, which she did through August 2019. While on the board, she served in varying capacities as a member, Vice-Chair and Chair. Ms. Hoffmeier earned her Bachelor of Arts in music from Lewis and Clark College, graduating with honors, and her Juris Doctor from the University of Utah S.J. Quinney College of Law, graduating with a Certificate in Environmental and Natural Resource Law. She was called to the Colorado Bar in May 2016 and the Utah Bar in August 2018.

EXECUTIVE COMPENSATION

Compensation Governance

The Company's Compensation Committee is made up of four Directors - Barbara A. Filas, Dennis L. Higgs, Robert W. Kirkwood (Chair) and Alexander G. Morrison, each of whom is independent pursuant to Section 805(c) of the NYSE American LLC Company Guide (the "NYSE.A Guide") and pursuant to applicable Canadian securities laws. Compensation Committee members Ms. Filas and Messrs. Higgs and Morrison were appointed to the Committee on June 11, 2024. The members of the Compensation Committee have direct educational and work experience relevant to their responsibilities in executive compensation. The Board has delegated to the Compensation Committee the task of reviewing the Company's existing compensation policies on a periodic basis to ensure they remain current, competitive and consistent with the Company's overall goals and of recommending to the Board any new compensation policies that the Committee deems prudent and necessary.

The Compensation Committee also has the authority and responsibility to review and approve corporate goals and objectives relevant to the compensation of the CEO, evaluating the CEO's performance in light of those corporate goals and objectives, and making recommendations to the Board with respect to the CEO's compensation level (including salary, incentive compensation plans and equity-based plans) based on this evaluation, as well as making recommendations to the Board with respect to any employment, severance or change of control agreements for the CEO. The ultimate decision relating to the CEO's compensation rests with the Board, taking into consideration the Compensation Committee's recommendations, corporate and individual performance, and industry standards.

In addition, the Compensation Committee has been delegated the task of reviewing and approving for executive officers, other than the CEO, all compensation (including salary, incentive compensation plans and equity-based plans) and any employment, severance or change of control agreements, although the ultimate decision relating to any RSU, stock option, SAR or other equity grants rests with the Board. The experience of Board and committee members who are also involved as management of, or board members or advisors to, other companies, also factors into decisions concerning compensation.

Our Executive Compensation Practices

The Company follows a number of executive compensation "best practices," including:

- ambitious performance targets under its Short-Term Incentive Plan ("STIP") and Long-Term Incentive Plan ("LTIP"), which are tied to the Company's annual budgets and strategic plans (each, a "Strategic Plan") and incentivize efforts in the best interests of the Company's shareholders;

- annual assessment and reapproval of the STIP and LTIP, as amended from time to time, by the Compensation Committee and the Board;

- emphasis on performance-based compensation through SARs (based on sustained share price performance at set price points), Performance-Based Options (having a strike price at a 10% premium to the fair market value of the grant date price per Common Share, see "Annual Performance-Based Stock Options at a 10% Premium," below) and RSUs (the quantity granted based on the achievement of key performance indicators set out in the LTIP);

- multi-year vesting periods for equity awards, with generally a minimum one-year holding period;

- explicit prohibitions on insider trading, tipping and trading during blackout periods for all Company personnel;

- explicit prohibitions, applicable to all Company insiders, on short-term trading, short sales, transactions in puts, calls or other derivative securities, hedging transactions, pledges of Company securities as collateral for a loan, and purchasing on margin or holding in a margin account any securities of the Company;

- mandatory claw-backs of erroneously awarded incentive-based compensation in the event of an accounting restatement, and discretionary recovery by the Board of all incentive-based compensation received with a finding of gross negligence, intentional misconduct or fraud; and

- "double-trigger" change-in-control provisions in executive employment agreements.

2024 Compensation Peer Group

In January 2024, for purposes of determining base salaries for 2024 and cash bonus and equity award opportunities for 2024 (which, to the extent earned, were paid out/granted in January 2025), the Company continued its engagement of compensation consulting company Zayla Partners, LLC ("Zayla"), an independent executive compensation consulting firm, to help it reevaluate the Company's peer group to be used in making the Company's January 2024 base salary and cash bonus and equity award opportunities for 2024 (which to the extent earned, were paid out/granted in January 2025). The following primary criteria were used in the identification and selection of companies for inclusion in the 2024 Compensation Peer Group:

(1) Potential companies were identified from the Company's 8-digit Global Industrial Classification Standard ("GICS") 10102050 Coal and Consumable Fuels and from other related industries (including Diversified Metals and Mining, Oil and Gas Exploration and Production, Silver and Specialty Chemicals) where appropriate;

(2) Market capitalization and enterprise value were used as the primary classifiers, in each case evaluated using both a trailing 12-month ("TTM") average and a 60-day trailing average as of November 27, 2023 with any foreign currencies converted to U.S. Dollars per S&P Capital IQ for comparative purposes, and the peer group having a median market capitalization (TTM) as close to the Company's market capitalization (TTM) as practical; and

(3) The number of companies to be included in the 2024 Compensation Peer Group were to be in a range from 14 to 24.

In addition to the foregoing primary selection criteria, the following additional screening criteria were applied:

(4) Focus on maintaining consistency in the Company's peer group over time, to the extent appropriate, making adjustments only when necessary to maintain balance in the other criteria or account for unusual circumstances or recent changes to the Company's own market capitalization;

(5) Eliminate or otherwise adjust for companies that have a disproportionately high enterprise value;

(6) Eliminate companies that may be in unusual circumstances, such as filing for bankruptcy or privatizing;

(7) Eliminate companies that have compensation awards based on extraordinary circumstances, such as a recent merger, etc.; and

(8) Favor hard-rock and other mining companies over oil and gas and coal companies, to the extent possible.

In choosing the 2024 Compensation Peer Group, as defined below, Zayla presented the Compensation Committee with a comparison of the performance of a broad pool of potential peers in relation to the Company according to commodity, primary industry, market capitalization and enterprise value using TTM and 60-day trailing averages, revenue, country headquarters, TSR performance over one and three years, as well as a discussion on outliers. The Compensation Committee members reviewed the data as presented by Zayla and additionally reviewed the list of potential peers using their own expertise and criteria developed through their experiences in tracking mining industry trends and companies in other metals and uranium, vanadium and REE mining and processing. This resulted in the adoption of the following 2024 Compensation Peer Group comprised of the Company and 16 other companies, which represents an average market capitalization (TTM) of approximately $1.193 billion and an average market capitalization (60-day average) of $1.277 billion, with the companies therein having market capitalizations falling within a range of 28% to 267% of the Company's own market capitalization, and the Company's own market capitalization (TTM) ranking ninth out of 17 total companies, having been deemed by the Compensation Committee to be the most representative group of the Company's peers for use in making its determinations and recommendations to the Board for 2024 executive compensation.

2024 Proxy Peer Group Companies	Product	Market Cap - TTM(1)(2) ($m)	Market Cap - 60-day Average(2) ($m)	Enterprise Value TTM(1)(2) ($m)	Enterprise Value 60-Day Average(2) ($m)	Revenue ($m)	1-Year TSR(2)	3-Year TSR(2)
Range of Reasonableness	NA	$524-3146	$632-$3793	$479-$2875	$581-3486	$19-114	NA	NA
Iluka Resources Limited	REE	$2,799	$1,992	$2,525	$1,789	$1,545	-31%	42%
NexGen Energy Ltd.	Uranium	$2,333	$3,099	$2,311	$3,055	$0	50%	287%
Gulfport Energy Corporation	NGL	$1,802	$2,341	$2,516	$3,046	$2,285	63%	Nil
Paladin Energy Ltd	Uranium	$1,539	$1,891	$1,406	$1,785	$0	29%	566%
Hudbay Minerals Inc.	Multiple	$1,484	$1,555	$2,603	$2,897	$1,409	-19%	-29%
Uranium Energy Corp.	Uranium	$1,454	$2,167	$1,427	$2,124	$164	66%	498%
MAG Silver Corp.	Silver Zinc	$1,259	$1,083	$1,212	$1,030	$0	-26%	-20%
Denison Mines Corp.	Uranium	$1,088	$1,422	$1,042	$1,376	$10	60%	417%
Energy Fuels Inc.	Uranium	$1,049	$1,264	$958	$1,162	$38	25%	335%
Core Lithium Ltd.	REE	$1,017	$501	$939	$417	$51	-75%	424%
Vital Energy, Inc.	Oil and Gas	$929	$1,169	$2,241	$2,752	$1,467	-29%	242%
Foran Mining Corporation	Silver Zinc	$734	$828	$676	$761	$0	32%	761%
Standard Lithium Ltd.	REE	$624	$474	$554	$436	$0	-47%	10%
Centrus Energy Corp.	Uranium	$600	$818	$589	$797	$343	35%	309%
Endeavour Silver Corp.	Silver Zinc	$598	$453	$540	$416	$237	-35%	-35%
Silvercorp Metals Inc.	Silver Zinc	$526	$405	$412	$296	$207	-6%	-54%
Neo Performance Materials Inc.	REE	$297	$229	$200	$143	$602	-20%	-34%
Average of Peer Group Data(3)		$1,184	$1,276	$1,303	$1,428	$492	4.24%	219%
Median of Peer Group Data(3)		$1,049	$1,169	$1,042	$1,162	$164	-6%	242%
EFI / Average of Peer Group(3)		0.89	0.99	0.74	0.81	0.08	5.90	1.53
EFI / Median of Peer Group(3)		1.00	1.08	0.92	1.00	0.23	4.17	1.38

Notes:

(1) TTM refers to the trailing twelve (12)-months of consecutive performance data.

(2) Data as of November 27, 2023. Converted into USD currency where needed using exchange rates published by Capital IQ.

(3) Calculation includes the Company.

2024 Compensation Peer Group Companies at a Glance

• Iluka Resources Limited - (ASX:ILU) - a global critical minerals company engaged in the exploration, project development, mining, processing, marketing and rehabilitation of mineral sands;

• NexGen Energy Ltd. - (NYSE.A:NXE) - a uranium exploration and development company with a portfolio of high-impact projects across the Athabasca Basin, including the significant Arrow deposit on the western side of the Basin;

• Gulfport Energy Corporation - (NYSE:GPOR) - an independent natural gas-weighting exploration and production company focused on the exploration, acquisition and production of natural gas, crude oil and NGL in the U.S. with a primary focus in the Appalachia and Anadarko basins;

• Paladin Energy Ltd. - (ASX:PDN) - a uranium mining and exploration company with a 75% stake in the globally significant Langer Heinrich mine in Namibia;

• Hudbay Minerals Inc. - (TSX:HBM) - a diversified mining company, together with its subsidiaries, focused on the exploration, development, operation, and optimization of properties in North and South America;

• Uranium Energy Corp. (NYSE:UEC) - engaged in the exploration, extraction, and processing of in-situ uranium projects and titanium projects in the U.S. and Paraguay;

• MAG Silver Corp. - (TSX:MAG; NYSE.A:MAG) - a development and exploration company focused on exploring and advancing high-grade, district scale, silver-dominant projects in the Americas;

• Denison Mines Corp. - (TSX:DML; NYSE.A: DNN) - engaged in the exploration and development of uranium deposits, with interests focused in the Athabasca Basin region of northern Saskatchewan, Canada;

• Core Lithium - (ASX:CXO) - engaged in the acquisition, exploration, evaluation and development of copper, gold, uranium and iron ore properties, and headquartered in Adelaide, Australia;

• Vital Energy, Inc. - (TSX:VTLE) - an independent energy company engaged in the acquisition, exploration, and development of oil and natural gas properties in the Permian Basin of west Texas, U.S.;

• Foran Mining Corporation - (TSX:FOM) -  a company engaged in the acquisition, exploration, and development of mineral properties (copper-zinc) within the Hanson Lake District of eastern Saskatchewan, Canada;

• Standard Lithium Ltd. - (NYSE.A:SLI) - engaged in the testing and proving of the commercial viability of lithium extraction, and headquartered in Vancouver, Canada;

• Centrus Energy Corp. - (NYSE.A: LEU) - a supplier of nuclear fuel and services for the nuclear power industry through its supply sources of enriched uranium, with expertise in uranium handling, nuclear fuel design, and criticality;

• Endeavour Silver Corporation - (NYSE:EXK; TSX:EDR) - a mining company focused on discovering and mining silver for use in products such as batteries, smart phones, electric vehicles, medical devices and solar panels;

• Silvercorp Metals Inc. - (NYSE.A:SVM) - a mining company engaged in the acquisition, exploration, development and mining of mineral properties, and headquartered in Vancouver, Canada; and

• Neo Performance Materials Inc. - (TSX:NEO) - a company engaged in the manufacture and sale of rare earth, magnetic powders, magnets, and rare metal-based functional materials in Canada and internationally.

Compensation decisions for NEOs (as defined below) in January 2024, based on the 2024 Compensation Peer Group, included: the determination of cash bonus award opportunities that were paid in January 2025 under the Company's STIP for performance in 2024 (which are reported in this Proxy Statement as compensation in 2024); the determination of RSU award opportunities that were granted in January 2025 under the Company's LTIP for performance in 2024 (which will be reported as compensation in 2025 in next year's proxy statement); as well as the determination of base salaries for 2024 (which are reported in this Proxy Statement as compensation in 2024) and the new Performance-Based Options granted in 2024 (which are reported in this Proxy Statement as compensation in 2024, see "Annual Performance-Based Stock Options at a 10% Premium," below).

2025 Compensation Peer Group

The Compensation Committee engaged Zayla to help it reevaluate the Company's peer group to be used in determining base salaries for 2025 and cash bonus and equity award opportunities for 2025 (which, to the extent earned, will be paid out/granted in January 2026). The following primary criteria were used in the identification and selection of companies for inclusion in the 2025 Compensation Peer Group:

(1) potential peers were identified from publicly traded companies within the minerals and mining industry having a focus on uranium or REEs, with the 2024 Compensation Peer Group serving as a baseline;

(2) market capitalization, revenue, assets and enterprise value were used as the primary financial classifiers using the most recently available public data;

(3) operational factors, including the geographic profile of operations, the location of executive human capital (i.e., corporate headquarters), the complexity of operations and commodity focus were evaluated for relevance to the Company's own operational footprint; and

(4) other factors, including potential competition for talent or investor capital, proxy advisory firm policies and compensation irregularities were considered and weighed relative to the Company's own priorities and practices.

In addition to the foregoing primary selection criteria, the following additional screening criteria were applied:

(5) Focus on maintaining consistency in the Company's peer group over time, to the extent appropriate, making adjustments only when necessary to maintain balance in the other criteria or account for unusual circumstances or recent changes to the Company's own market capitalization;

(6) Eliminate or otherwise adjust for companies that have a disproportionately high enterprise value;

(7) Eliminate companies that may be in unusual circumstances, such as filing for bankruptcy or privatizing;

(8) Eliminate companies that have compensation awards based on strategic events that do not align with the Company's own strategic events; and

(9) Favor hard-rock and other mining companies over oil and gas and coal companies, to the extent possible.

In choosing the 2025 Compensation Peer Group, as defined below, Zayla presented the Compensation Committee with a comparison of the performance of a broad pool of potential peers in relation to the Company according to commodity, primary industry, market capitalization and enterprise value using TTM and 60-day trailing averages, revenue, TSR performance over one and three years, as well as a discussion on recommended peers year-over-year. The Compensation Committee members reviewed the data as presented by Zayla and additionally reviewed the list of potential peers using their own expertise and criteria developed through their experiences in tracking mining industry trends and companies in other metals and uranium, vanadium and REE mining and processing. This resulted in the adoption of the following 2025 Compensation Peer Group comprised of the Company and 16 other companies, which represents an average market capitalization (TTM) of approximately $1,478 billion and an average market capitalization (60-day average) of $1.652 billion, with the companies therein having market capitalizations falling within a range of 22% to 378% of the Company's own market capitalization (TTM), and the Company's own market capitalization (TTM) ranking tenth out of 17 total companies, having been deemed by the Compensation Committee to be the most representative group of the Company's peers for use in making its determinations and recommendations to the Board for 2025 executive compensation.

2025 Proxy Peer Group Companies	Product	Market Cap - TTM(1)(2) ($m)	Market Cap - 60-day Average(2) ($m)	Enterprise Value TTM(1)(2) ($m)	Enterprise Value 60-Day Average(2) ($m)	Revenue ($m)	1-Year TSR(2)	3-Year TSR(2)
Range of Reasonableness	NA	$521-3,123	$622-3,729	$440-2,637	$546-3,276	$20-117	NA	NA
NexGen Energy Ltd.	Uranium	$3,939	$4,302	$3,830	$4,225	$0	32%	90%
Hudbay Minerals Inc.	Multiple	$2,872	$3,597	$3,997	$4,433	$2,038	84%	35%
Uranium Energy Corp.	Uranium	$2,679	$3,154	$2,592	$3,000	$17	27%	134%
Paladin Energy Ltd	Uranium	$2,371	$2,008	$2,343	$2,052	$0	-28%	-21%
Tronox	REE	$2,365	$2,019	$5,131	$4,798	$3,084	-6%	-38%
Iluka Resources Limited	REE	$1,874	$1,686	$1,738	$1,599	$815	-19%	-35%
Denison Mines Corp.	Uranium	$1,741	$1,909	$1,652	$1,820	$3	33%	61%
MAG Silver Corp.	Silver Zinc	$1,272	$1,652	$1,196	$1,552	$0	28%	0%
Foran Mining Corporation	Silver Zinc	$1,063	$1,303	$957	$1,149	$0	-5%	41%
Energy Fuels Inc.	Uranium	$1,041	$1,243	$879	$1,092	$39	-6%	-14%
Centrus Energy Corp.	Uranium	$815	$1,326	$783	$1,289	$394	85%	69%
Endeavour Silver Corp.	Silver Zinc	$758	$1,158	$737	$1,168	$226	86%	-5%
enCore Energy Corp.	Uranium	$732	$728	$721	$716	$45	-5%	-5%
Silvercorp Metals Inc.	Silver Zinc	$659	$939	$555	$833	$241	14%	-13%
Ur-Energy Inc.	Uranium	$441	$456	$383	$373	$16	-17%	-5%
Standard Lithium Ltd.	REE	$271	$365	$253	$331	$0	-18%	-83%
Neo Performance Materials Inc.	REE	$228	$241	$174	$208	$470	7%	-60%
Average of Peer Group Data(3)		$1,478	$1,652	$1,642	$1,802	$435	17.2%	8.9%
Median of Peer Group Data(3)		$1,063	$1,326	$957	$1,289	$39	7%	-5%
EFI / Average of Peer Group(3)		0.70	0.75	0.54	0.61	0.09	-0.35	-0.64
EFI / Median of Peer Group(3)		0.98	0.95	0.92	0.95	1.00	-0.86	0.36

Notes:

(1) TTM refers to the trailing twelve (12)-months of consecutive performance data.

(2) Data as of December 1, 2024. Converted into USD currency where needed using exchange rates published by Capital IQ.

(3) Calculation includes the Company.

2025 Compensation Peer Group Companies at a Glance

• Iluka Resources Limited - (ASX:ILU) - a global critical minerals company engaged in the exploration, project development, mining, processing, marketing and rehabilitation of mineral sands;

• NexGen Energy Ltd. - (NYSE.A:NXE) - a uranium exploration and development company with a portfolio of high-impact projects across the Athabasca Basin, including the significant Arrow deposit on the western side of the Basin;

• Paladin Energy Ltd. - (ASX:PDN) - a uranium mining and exploration company with a 75% stake in the globally significant Langer Heinrich mine in Namibia;

• Hudbay Minerals Inc. - (TSX:HBM) - a diversified mining company, together with its subsidiaries, focused on the exploration, development, operation, and optimization of properties in North and South America;

• Uranium Energy Corp. (NYSE:UEC) - engaged in the exploration, extraction, and processing of in-situ uranium projects and titanium projects in the U.S. and Paraguay;

• MAG Silver Corp. - (TSX:MAG; NYSE.A:MAG) - a development and exploration company focused on exploring and advancing high-grade, district scale, silver-dominant projects in the Americas;

• Denison Mines Corp. - (TSX:DML; NYSE.A: DNN) - engaged in the exploration and development of uranium deposits, with interests focused in the Athabasca Basin region of northern Saskatchewan, Canada;

• Foran Mining Corporation - (TSX:FOM) -  a company engaged in the acquisition, exploration, and development of mineral properties (copper-zinc) within the Hanson Lake District of eastern Saskatchewan, Canada;

• Standard Lithium Ltd. - (NYSE.A:SLI) - engaged in the testing and proving of the commercial viability of lithium extraction, and headquartered in Vancouver, Canada;

• Centrus Energy Corp. - (NYSE.A: LEU) - a supplier of nuclear fuel and services for the nuclear power industry through its supply sources of enriched uranium, with expertise in uranium handling, nuclear fuel design, and criticality;

• Endeavour Silver Corporation - (NYSE:EXK; TSX:EDR) - a mining company focused on discovering and mining silver for use in products such as batteries, smart phones, electric vehicles, medical devices and solar panels;

• Silvercorp Metals Inc. - (NYSE.A:SVM) - a mining company engaged in the acquisition, exploration, development and mining of mineral properties, and headquartered in Vancouver, Canada;

• Neo Performance Materials Inc. - (TSX:NEO) - a company engaged in the manufacture and sale of rare earth, magnetic powders, magnets, and rare metal-based functional materials in Canada and internationally;

• enCore Energy Corp. - (TSX.V:EU; NASDAQ:EU) - a mining company engaged in ISR uranium operations at its South Texas, USA production facilities;

• Tronox Holdings plc - (NYSE:TROX) - a mining company engaged in the mining and processing of titanium ore, zircon and other materials, and the manufacture of titanium dioxide pigment, specialty titanium dioxide products and high-purity titanium chemicals; and

• Ur-Energy Inc. - (NYSE.A:URG) - a mining company engaged in ISR uranium operations at its facility in south-central Wyoming, USA.

Compensation decisions for NEOs (as defined below) in January 2025, based on the 2025 Compensation Peer Group, included: the determination of cash bonus award opportunities that may be paid in 2026 under the Company's STIP for performance in 2025; the determination of RSU award opportunities that may be granted in 2026 under the Company's LTIP for performance in 2025 (which will be reported as compensation in 2026); as well as the determination of base salaries for 2025 (which will be reported in next year's Proxy Statement as compensation in 2025) and the Performance-Based Options granted in 2025 (which will be reported in next year's Proxy Statement as compensation in 2025, see "Annual Performance-Based Stock Options at a 10% Premium," below).

The following table sets forth the fees paid to consultants and advisors related to determining compensation for executive officers and Directors for each of the two most recently completed fiscal years. This resulted in the adoption of the above-listed 2024 Compensation Peer Group and 2025 Compensation Peer Group for use in the Company's January 2024 and 2025 executive compensation decisions.

Year	Executive Compensation-Related Fees(1)	All Other Fees(2)
Fiscal Year Ended December 31, 2024	$86,500	Nil
Fiscal Year Ended December 31, 2023	$72,500	Nil

Notes:

(1) The aggregate fees billed by each consultant or advisor, or any of its affiliates, for services related to determining compensation for any of the Company's Directors or executive officers.

(2) The aggregate fees billed for all other services provided by each consultant or advisor, or any of its affiliates, which are not reported as "Executive Compensation Related Fees."

These fees were paid to Zayla, commensurate with its services during the years in question, which was engaged on behalf of and took instructions from the Compensation Committee rather than management in connection with the foregoing services. There were no conflicts of interest between the Compensation Committee and Zayla identified during the fiscal year ended December 31, 2024, nor during any time in 2024 or to date in 2025 where discussions related to compensation decisions were held.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the Compensation Committee during the fiscal year ended December 31, 2024 was a current or former officer or employee of the Company or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC. Additionally, there were no Compensation Committee "interlocks" during the fiscal year ended December 31, 2024, nor during any time in 2023 or to date in 2025, which generally means that no executive officer of the Company served as a Director or member of the compensation committee of another entity, which had an executive officer serving as a Director or member of the Compensation Committee.

Compensation Discussion and Analysis

Objectives of the Compensation Program

The objectives of the Company's compensation programs are to attract and retain the best possible executives having the expertise required for the uranium, REE, HMS and vanadium mining and radioisotope industries, and to motivate the executives to achieve goals consistent with the Company's business strategy, including with particularity the guiding principles of increasing and sustaining shareholder value. The compensation program is designed to reward executives for achieving these goals, while providing continued incentives to develop rigorous new goals annually, to the extent market conditions allow in a volatile market driven primarily by commodity prices.

Elements of Compensation

The Company's compensation practices are intended to be competitive with those of its peers and thus are designed to account for individual successes and failures within corporate management, so as to create accountability within the Company's executive team and provide an external metric against which its senior executives can gauge the quality and appropriateness of their decisions. During fiscal year 2024, the three key elements used to compensate the NEOs of the Company were: (i) base salary; (ii) cash bonuses; and (iii) long-term incentives in the form of equity awards.

The Company had five NEOs over the course of the fiscal year ended December 31, 2024:

Name	Title (Current or Former)
Nathan R. Bennett	Chief Financial Officer
Timothy J. Carstens(1)	Executive Vice President, Heavy Mineral Sands
Mark S. Chalmers	President and Chief Executive Officer
David C. Frydenlund	Executive Vice President, Chief Legal Officer and Corporate Secretary
Curtis H. Moore	Senior Vice President, Marketing and Corporate Development

Notes:

(1) Mr. Carstens was appointed to serve as the Company's Executive VP, Heavy Mineral Sands, effective as of the Company's completion of its acquisition of Base Resources on October 2, 2024. Prior thereto, he served as the Managing Director of Base Resources (a function he continues to perform in his current role).

Determination of Compensation

Base Salaries

Base salary is a fixed component of pay that compensates executives for fulfilling their roles and responsibilities and aids in attracting and retaining qualified executives.

Base compensation for the CEO is generally fixed by the Board on an annual basis at its regularly scheduled meeting in January for application in that year, based on recommendations from the Compensation Committee. In making its recommendations to the Board, the Compensation Committee evaluates those levels of compensation reported by the Company's current peer group approved by the Compensation Committee. Generally, base salary for the CEO is set relative to the base salaries paid to other CEOs in the current peer group; however, the Board, in its discretion, may also take into account any additional recommendations of the Compensation Committee, as well as the Board's own assessment of the performance of the Company overall, the Company's specific projects and the CEO's individual contribution to both in addition to any other factors or considerations deemed relevant.

Base compensation for the NEOs, other than the CEO, is generally fixed by the Compensation Committee on an annual basis at its regularly scheduled meeting in January for application in that year. As with the base salary for the CEO, base salaries for the NEOs, other than the CEO, are set relative to the levels of compensation reported by the Company's current peer group approved by the Compensation Committee, to the extent data on such roles is available for benchmarking purposes. The Compensation Committee may also take into account for all NEOs (and particularly for those whose roles do not have readily available peer group benchmarking data) its assessment of the performance of the Company overall, the Company's specific projects and the particular individual's contributions to that performance.

Base salaries for the NEOs in 2024 were set by the Board, taking into account base salaries for comparable positions in the 2024 Compensation Peer Group and Company and individual contributions and performance, as appropriate.

The following table shows the base salaries of the NEOs as of December 31, 2024 and December 31, 2023:

Named Executive Officer	2024 Salary as of December 31, 2024	2023 Salary as of December 31, 2023	Percentage Change
Mark S. Chalmers President and CEO	$621,456	$564,960	10.00%
David C. Frydenlund Executive VP, CLO and Corporate Secretary	$446,076	$405,524	10.00%
Timothy J. Carstens Executive VP, Heavy Mineral Sands(1)	$111,832	NA	NA
Curtis H. Moore Senior VP, Marketing and Corporate Development	$308,000	$280,000	10.00%
Nathan R. Bennett CFO	$263,120	$228,800	15.00%

Notes:

(1) Mr. Carstens was appointed to serve as the Company's Executive VP, Heavy Mineral Sands, effective as of the Company's completion of its acquisition of Base Resources on October 2, 2024. Prior thereto, he served as the Managing Director of Base Resources (a function he continues to perform in his current role). Mr. Carstens' base salary for 2024 is his annual base salary of $448,560 pro-rated based on his days of employment with the Company in 2024.

Cash Bonuses

Along with the establishment of competitive base salaries and long-term incentives, one of the objectives of the executive compensation strategy is to encourage and recognize strong levels of performance by linking the overall performance and contributions of each NEO to the corporate objective of maximizing value for the Company's shareholders.

The cash bonus for the CEO for each fiscal year is approved by the Board, based on the overall financial performance of the Company, levels of bonuses provided by benchmark companies, any target bonus percentages of base salary set out in the CEO's employment agreement, and particularly the achievement of objective measures and individual performance of the CEO relative to pre-established performance goals for the year in question. Generally, the target cash bonus level is set at a competitive level relative to the cash bonus targets within the current peer group as a percent of base salary, and the CEO's actual bonus is based on how well the CEO and the Company met the annual performance goals set by the Board in the Company's STIP as described under "Performance Goals," below. Ultimately, the cash bonus for the CEO is determined, at the sole discretion of the Board, based on recommendations from the Compensation Committee.

The cash bonuses for the NEOs, other than the CEO, for each fiscal year are approved by the Compensation Committee, based on the overall financial performance of the Company, levels of bonus opportunities provided by benchmark companies, any target bonus percentages of base salary set out in the individual employment agreements, and particularly the achievement of objective measures and individual performance of the NEO, and based on recommendations and general input from the CEO. Generally, the target cash bonus levels for the NEOs, other than the CEO, are set at competitive levels relative to cash bonus targets for similar roles within the current peer group as a percent of base salary, and each NEO's actual bonus is based on how well the NEOs and the Company collectively met the annual performance goals set by the Board in the Company's STIP as described under "Performance Goals," below. Generally, the cash bonuses earned in a fiscal year are determined by the Board at its first meeting in January of the following year. The cash bonuses in respect of each fiscal year of the Company may be paid in one or more installments, as determined by the Board, or the Compensation Committee, as the case may be.

In addition, the Board may, from time to time, grant additional cash bonuses to one or more of the NEOs, in special circumstances, such as the successful completion of a major transaction.

A summary of the STIP cash bonus methodology in 2024 is below:(1)

Named Executive Officer	Cash Program Participation	Target as a % of Salary	STIP Threshold Payment (As a % of Target)	STIP Target Payment (As a % of Target)	STIP Maximum Payment (As a % of Target)
NEOs
Mark S. Chalmers President and CEO	STIP	85%	0-50%	100%	150%
David C. Frydenlund Executive VP, CLO and Corporate Secretary	STIP	70%	0-50%	100%	150%
Timothy J. Carstens Executive VP, Heavy Mineral Sands(2)	STIP	50%	0-50%	100%	150%
Curtis H. Moore Senior VP, Corporate and Marketing Development	STIP	60%	0-50%	100%	150%
Nathan R. Bennett CFO	STIP	30%	0-50%	100%	150%

Notes:

(1) There is no guaranteed floor or minimum, and payments may go to zero depending on performance.

(2) Mr. Carstens was appointed to serve as the Company's Executive VP, Heavy Mineral Sands, effective as of the Company's completion of its acquisition of Base Resources on October 2, 2024. Prior thereto, he served as the Managing Director of Base Resources (a function he continues to perform in his current role). Mr. Carstens' base salary for 2024 is his annual base salary of $448,560 pro-rated based on his days of employment with the Company in 2024.

The year-over-year increase in targets as a percentage of salary were made in response to a review of the 2023 peer group's 2022 short-term incentive bonus awards (being the most up-to-date publicly available data at that time), which indicated that the bonus opportunities for the NEOs were below the peer group averages and medians. The Board, at the recommendation of the Compensation Committee, therefore determined that it was advisable to make certain increased adjustments to the target levels so as to better align the NEOs' compensation structure with that of the Company's peer group, particularly in light of the NEOs' strong performance during the 2023 year, as reviewed in early 2024.

Long-Term Incentives - Equity Compensation

Under the 2024 Equity Incentive Plan, which was originally approved by the Board on January 28, 2015 and ratified by the shareholders of the Company at the June 2015 Annual and Special Meeting of Shareholders, and most recently amended and restated on April 10, 2024 , as further amended on May 24, 2024, and ratified by the shareholders of the Company at the June 11, 2024 Annual and Special Meeting of Shareholders, the Board may, in its discretion, grant from time to time Options, Stock Appreciation Rights ("SARs"), Restricted Stock and RSUs, Deferred Share Units, Performance Shares, Performance Units, and Full-Value Stock-Based Awards to employees, Directors, officers and consultants of the Company and its affiliates.

The equity award for the CEO for each fiscal year is approved by the Board, based on the overall financial performance of the Company, levels of equity awards provided by benchmark companies, any target equity award percentages of base salary set out in the CEO's employment agreement, and particularly the achievement of objective measures and individual performance of the CEO relative to pre-established long-term performance goals for the year in question. Generally, the target equity award amount is set at a competitive level relative to the equity awards granted within the current peer group as a percent of base salary, and the CEO's actual equity award is based on how well the CEO and the Company met the annual long-term performance goals set by the Board in the Company's LTIP as described under "Performance Goals," below. Ultimately, the equity award for the CEO is determined, in the sole discretion of the Board, based on recommendations from the Compensation Committee.

The equity awards for the NEOs, other than the CEO, for each fiscal year are approved by the Compensation Committee, based on the overall financial performance of the Company, levels of equity awards provided by benchmark companies, any target equity award percentages of base salary set out in the individual employment agreements, and particularly the achievement of objective measures and individual performance of the NEO, and based on recommendations and general input from the CEO. Generally, the target equity award amounts for the NEOs, other than the CEO, are set at competitive levels relative to equity awards granted within the current peer group as a percent of base salary, and each NEO's actual equity award is based on how well the NEOs and the Company collectively met the annual long-term performance goals set by the Board in the Company's LTIP as described under "Performance Goals," below.

Equity incentives granted to NEOs may be made subject to specific vesting requirements, which may include vesting over a particular period of time or in response to the achievement of other performance-based metrics. Generally, equity awards for a fiscal year are determined by the Board at its first meeting in January the following year. In addition, the Board may, from time to time, grant additional equity awards to one or more of the NEOs, in special circumstances, such as the successful completion of a major transaction or for succession planning/retention purposes.

Annual RSU Grants

In 2024, under the LTIP, the Company relied on the grant of performance based RSUs to align the NEOs' interests with shareholder value.

Except as otherwise provided for in the NEOs' employment agreements, as they are revised from time to time, the RSUs granted in January 2025 for performance in 2024 will vest as to 50% on January 27, 2026, will vest as to an additional 25% on January 27, 2027 and as to the remaining 25% on January 27, 2028. Upon vesting, each RSU entitles the holder to receive one Common Share for the payment of no additional consideration.

The Company considers RSUs to be an excellent form of equity incentive, which allows the Company to achieve its performance-based incentive and retention goals. First, because the Company's performance is heavily dependent on commodity prices, and traditional performance measures such as earnings per share, revenue growth, and earnings before interest, taxes, depreciation and amortization, etc. have not been meaningful in the past, share price performance is one of the main measures of long-term performance for the Company and is tightly linked to the creation of shareholder value. Because the RSUs vest over a three-year period, with the number of shares vesting each year set at the time of grant, the value of the shares at the time of vesting will be directly dependent on the Company's share price at the time of vesting. If management is successful in increasing the Company's share price over the three-year period, the value of the shares at each vesting date will have increased; however, if management is not successful in increasing share prices over that time period, the value of management's vested shares may decrease. The Company therefore considers RSUs to provide a very effective long-term share-performance-based form of equity incentive. In addition, because an executive will forfeit all unvested RSUs if the executive leaves the Company to take employment elsewhere, the unvested RSUs also help the Company satisfy its retention objectives.

The RSUs granted to the NEOs in January 2025 for performance in 2024, in addition to the performance-based stock options granted (see below), were as follows:

Named Executive Officer(1)	Value of RSUs Granted	Number of RSUs Granted
NEOs
Mark S. Chalmers President and CEO	$922,862	166,042
David C. Frydenlund Executive VP, CLO and Corporate Secretary	$552,019	99,319
Timothy J. Carstens Executive VP, Heavy Mineral Sands(2)	$448,627	80,717
Curtis H. Moore Senior VP, Marketing and Corporate Development	$285,863	51,432
Nathan R. Bennett CFO	$146,525	26,362

Notes:

(1) The RSUs were determined using the volume weighted average price ("VWAP") of the UUUU stock price over the five trading days ending at market close on January 28, 2024 (NYSE American) of $5.558/Common Share.

(2) Mr. Carstens was appointed to serve as the Company's Executive VP, Heavy Mineral Sands, effective as of the Company's completion of its acquisition of Base Resources on October 2, 2024. Prior thereto, he served as the Managing Director of Base Resources (a function he continues to perform in his current role).

A summary of the LTIP equity grant methodology in 2024 is below:(1)

Named Executive Officer	Equity Program Participation	Target as a % of Salary	LTIP Threshold Payment (As a % of Target)	LTIP Target Payment (As a % of Target)	LTIP Maximum Payment (As a % of Target)
NEOs
Mark S. Chalmers President and CEO	LTIP	120%	0-50%	100%	150%
David C. Frydenlund Executive VP, CLO and Corporate Secretary	LTIP	100%	0-50%	100%	150%
Timothy J. Carstens Executive VP, Heavy Mineral Sands(2)	LTIP	100%	0-50%	100%	150%
Curtis H. Moore Senior VP, Marketing and Corporate Development	LTIP	75%	0-50%	100%	150%
Nathan R. Bennett CFO	LTIP	45%	0-50%	100%	150%

Annual Stock Appreciation Right Grants

At its meeting on January 26, 2023, the Board approved an SAR Plan for the Company, which provides key parameters pursuant to which the Board, in its complete discretion, may make annual SAR grants to senior management personnel and others performing those roles. Prior to implementation of the SAR Plan in January 2023, the Board granted SARs on an ad hoc basis in 2019 and 2022. The SAR Plan provides an added level of equity performance awards that are intended to incentivize management to achieve the Company's strategic long-term goals over the specified term of the SARs, based on significant common share price growth objectives, and to reward management for achieving those growth objectives. Under the SAR Plan, when and if utilized, senior management personnel will generally be granted SARs having a value equal to 50% of the target value of their RSU grants under the LTIP or otherwise. The term of each SAR grant will be five (5) years from the date of grant and will vest in three separate tranches according to increasingly higher NYSE American closing prices of the Company's common shares, known as "Vesting Trigger Prices." All SAR grants have a one (1)-year holding period from the date of grant during which any vested SARs may not be exercised. The SAR grants are discretionary, and the size of the grants and the terms and conditions of the grants are in the discretion of the Board and may vary from the terms and conditions described above.

No SARs were granted for performance in 2024.

Annual Performance-Based Stock Options at a 10% Premium

In 2023, in response to the Company's proxy statement for the year ended December 31, 2022, the Company received feedback that its SAR grants made prior to, and in accordance with, its SAR Plan were not viewed as ideal mechanisms for performance-based equity grants due to their "retesting opportunity," whereby recipients are given multiple opportunities for the stock price performance metrics to be met but not necessarily sustained over the long-term, noting a rolling 90-day performance period over a five-year performance window. The concern was that the "rolling" feature could create a risk that pay outcomes and long-term performance will not be aligned. In addition, the SARs proved to be administratively complex, making them at times difficult to administer and therefore a less favorable incentive tool compared to the other forms of equity utilized by the Company.

In response, in January 2024, the Company opted to move away from the SAR Plan and, rather than make its annual grant of SARs to its NEOs and certain other high-level employees under the SAR Plan at that time, elected to instead grant to the same designated recipients performance-based stock options, entitling those recipients to purchase one Common Share of the Company at an exercise price (the "Performance-Based Options") set at a 10% premium to the higher of (i) the VWAP of the Common Shares of the Company on the NYSE American for the five trading days ending on the last trading day prior to the date of the meeting when granted, and (ii) the closing price of the common shares of the Company on the NYSE American on the last trading day prior to the date of such meeting.

In January 2025, the Company granted Performance-Based Stock Options to its NEOs and senior management equal in value to 50% of the target value of the RSUs to be granted under the Company's LTIP to each recipient. The Performance-Based Stock Options have an exercise price set at a 10% premium to the higher of (i) the VWAP of the Common Shares of the Company on the NYSE American for the five trading days ending on the last trading day prior to the date of the meeting when granted, and (ii) the closing price of the common shares of the Company on the NYSE American on the last trading day prior to the date of such meeting, which, as of January 28, 2025, was $6.114. The Performance-Based Options vest as to 50% on January 29, 2026 and as to the remaining 50% on January 29, 2027. The term of the Performance-Based Options is five years, ending on January 28, 2030.

The Performance-Based Stock Options granted to the NEOs in 2025 for performance in 2024, in addition to the RSUs granted, were as follows:

Named Executive Officer(1)	Value of Performance-Based Stock Options Granted	Number of Performance-Based Stock Options Granted
Mark S. Chalmers President and CEO	$372,874	162,550
David C. Frydenlund Executive VP, CLO and Corporate Secretary	$223,038	97,231
Timothy J. Carstens Executive VP, Heavy Mineral Sands(2)	$224,314	97,787
Curtis H. Moore Senior VP, Marketing and Corporate Development	$115,500	50,350
Nathan R. Bennett CFO	$59,202	25,808

Notes:

(1) The Performance-Based Stock Options were valued by the application of the Black-Scholes option pricing formula, resulting in a Fair Value of $2.294 per Performance-Based Stock Option.

(2) Mr. Carstens was appointed to serve as the Company's Executive VP, Heavy Mineral Sands, effective as of the Company's completion of its acquisition of Base Resources on October 2, 2024. Prior thereto, he served as the Managing Director of Base Resources (a function he continues to perform in his current role).

Performance Goals

As discussed above, the Company is in industries that are heavily dependent on the prices of uranium, REEs, HMS, vanadium and radioisotopes. When these commodity prices are high, development, extraction, production and related operations can be in full swing and booming. However, when these commodity prices are low, operations and other development activities are generally curtailed, and properties and facilities are placed on standby or are potentially shut down. In addition, many of the Company's projects are in the development or permitting stage and are generating negative cash flows at this time. During those periods of low commodity prices, which the Company has experienced in varying degrees over the last several years, and with projects in the development and permitting stages, industry participants can face negative cashflows and losses and are often tasked with minimizing those negative cashflows and losses, while at the same time maintaining their valuable assets in a state of readiness for a ramp-up when commodity prices recover and/or project development is complete. As a result of this heavy reliance on commodity prices and large fluctuations in cashflows and income and losses, and given the development stage of many of the Company's projects, typical performance metrics, such as net income, earnings per share, revenue growth, and earnings before interest, taxes, depreciation and amortization, etc. are not always meaningful to the Company.

To address this issue, the Company implemented the STIP in January 2016 and the LTIP in January 2018, which are intended to set out meaningful performance criteria tailored specifically to the Company, in light of the general inability to rely on more standard performance indicators. The STIP sets short-term performance goals each year that are tied primarily to the Company meeting its annual budget, as set by the Board, as well as the objectives over the year as set out in the Company's long-term strategic plan. Cash bonuses for NEOs are awarded each year based on performance relative to the STIP performance goals for the year, as determined by the Board in January of the following year.

The LTIP sets long-term performance goals each year tailored specifically to the Company that have implications beyond the current year. Equity awards for NEOs are awarded for each year based on performance relative to the LTIP performance goals for the year, as determined by the Board in January of the following year. The equity awards are typically in the form of RSUs that vest over a three-year period. Although performance goals are not contained in the RSUs themselves, the number of RSUs awarded for any year is based on the success of management in meeting the year's long-term performance goals. Further, because the RSUs vest over a three-year period, the RSUs provide an additional performance incentive for management, because the better the Company performs over the long term, the better the Company's share performance will be, and the higher the value of the RSUs will be when they vest in the future.

In addition, as detailed above, the Company has in the past utilized performance-based SAR grants as well as, most recently, Performance-Based Option grants at a 10% premium. Both the SARs and Performance-Based Options provide an added level of equity performance awards that are intended to incentivize senior management to achieve the Company's strategic long-term goals over the specified terms of the grants, based on significant common share price growth objectives, and to reward management for achieving those growth objectives. Both SAR grants and Performance-Based Option grants are discretionary, and the size of the grants and the terms and conditions of the grants are in the discretion of the Board and may vary from the terms and conditions described above.

The Company has found that the STIP and LTIP have been very effective in setting meaningful goals specific to the Company that can be managed by the NEOs and objectively evaluated by the Board. The Company is very pleased with its executive incentive program, which continues to evolve as needed to adequately respond to Company needs and market feedback, and believes it encourages and recognizes strong levels of performance by linking the overall performance and contributions of each NEO to the corporate objective of maximizing value for the Company's shareholders.

STIP Goals and Performance

The purpose of the STIP is to align short-term (generally one year or less) performance of NEOs with the Company's annual business plan and other specified criteria through awarding participants with cash bonuses that are a function of performance against STIP goals. How well NEOs perform at achieving STIP goals determines whether the NEOs' cash bonuses are at, above or below their target levels.

In January of each year, the Compensation Committee completes a STIP matrix including goals, metrics and weightings to serve as the basis for measuring short-term performance of the Company and the participants during and at the end of the year. The STIP matrix generally contains several objective criteria (such as criteria tied to successful implementation of the annual business plan for the year), as well as a subjective category. The objective performance goals generally apply equally to all NEOs, recognizing the need for all top executives to work as a team to achieve corporate goals. The objective criteria serve as the short-term performance goals for the CEO and the top management group.

The performance metrics for the STIP objective performance goals are generally structured so that, if the senior management team performs as expected, the mid-level (100% of target) will be achieved for each of the objective performance goals and the target cash bonus level will be achieved. If performance is lower than expected for an objective performance goal, then the lower level (generally expected to be set at approximately 0-50% of target) will apply, and likewise if performance is greater than expected for the criteria, the higher level (generally expected to be set at approximately 150% of target) will apply.

The subjective evaluation for each participant is performed by the Compensation Committee, upon the recommendations and input of the CEO, and may take into consideration individual contributions and achievements of participants, workloads, reaction to market conditions over which the participant has no control, leadership, relationship with the Board, and other elements specific to the participant that warrant attention during the year. The target weighting of the subjective category is generally applied equally across each STIP participant, recognizing the need for all top executives to focus primarily on working as a team to achieve the objective corporate goals set for the CEO and the senior management team. While the subjective category is only one of many factors taken into consideration annually and therefore generally does not exceed more than 20-30% of the total bonus amount for each participant, the Compensation Committee may take a higher target weighting into consideration in unique circumstances where the Company's performance has been especially noteworthy or important in that year, or if otherwise considered appropriate.

The Compensation Committee determines the target cash bonus level for each participant, generally to be set as a percentage of base salary at the same time it determines the STIP matrix, by referencing the cash bonuses awarded to those in comparable positions within the current peer group established by the Compensation Committee, which necessarily reflects the most recent year for which such data is publicly available. Those considerations must be considered in light of the target bonus percentages of base salary set out in the individual NEOs' employment agreements. The actual cash bonus award could be lower or higher than the target bonus level depending on the Compensation Committee's actual evaluation of the performance metrics for the year, as well as any information for industry trends, price level adjustments or other factors that indicate the data for the year in comparison would understate or overstate the expected cash bonuses for those with comparable positions in the peer group during the performance year.

For 2024, the STIP also applies an overriding health and safety factor, which serves to reduce or eliminate any cash bonuses otherwise payable if the Company fails to meet stipulated health and safety performance criteria. The Board also has the authority to vary from the STIP as it sees fit.

2024 STIP Goals and Performance

In situations such as for 2024, where the Company was not generating sufficient revenues to result in earnings from operations, factors such as managing production, cash expenditures, overheads and working capital balances, maintaining valuable assets on standby and advancing other assets and initiatives, all as set out in the Company's annual budget, are more important for guiding management and judging management's performance than broad corporate-level financial performance metrics. Cash bonuses earned in 2024 were based on management's performance in 2024 relative to the 2024 STIP performance goals and were paid in February 2025.

For 2024, the STIP performance goals, which together comprise the 2024 total STIP weighting, a summary chart and additional summary details are below:

Metric	Weight	Threshold Performance	Target Performance	Maximum Performance
Total Recurring and Non-Recurring Cash Flow plus Minimum Liquid Working Capital Balance	10%	Total Recurring and Non-Recurring Cash Flow during the period of less than ($108.2)M but equal to or greater than ($122.3M), plus liquid working capital of at least $41.2M

Total Recurring and Non-Recurring Cash Flow during the period within plus or minus $14.1M of the amount of ($94.1M) set out in the Annual Business Plan (i.e., equal to or greater than ($108.2M) but less than or equal to ($80.0M)), plus liquid working capital of at least $41.2M

				Net Recurring Cash Flow during the period of greater than ($80.0M), plus liquid working capital of at least $41.2M
Uranium Mining and Production	17.5%

Achieve any two of the following: (A) produce at least 64,000 lbs. of packaged U3O8 concentrate at the Mill; and/or (B) mine at least 28,000 tons of ore at the La Sal/Pandora mines; and/or (C) Mine at least 11,080 tons of ore from the Pinyon Plain mine

Achieve all of the following: (A) produce at least 160,000 lbs. + 20% of packaged U3O8 concentrate at the Mill; and (B) mine at least 70,000 tons + 20% of ore at the La Sal/Pandora mines; and (C) Mine at least 27,700 tons + 20% of ore from the Pinyon Plain mine

Achieve any two of the following:

(A) Produce greater than 192,000 lbs. of packaged U3O8 concentrate at the Mill; and/or (B) mine greater than 84,000 tons of ore at the La Sal/Pandora mines; and/or (C) Mine greater than 33,240 tons of ore from the Pinyon Plain Mine

Advance Development at Nichols Ranch	10%	Commence delineation drilling for header houses Nos. 10-13 at the Nichols Ranch Project	Complete delineation drilling for header houses Nos. 10-13 at the Nichols Ranch Project (approximately 125 delineation holes)

Achieve both of the following:

(A) Complete delineation drilling for header houses Nos. 10-13 at the Nichols Ranch Project (approximately 125 delineation holes); and (B) Design of wellfield for header house No. 10 has been completed and installation of production wells for header house No. 10 has commenced

ESG Goal[1]: Advance REE Initiative	17.5%

Achieve both of the following: (A) Commission and run at least 250 tonnes of monazite through the Phase 1 separation facility at the Mill; and (B) Advance engineering activities relating to construction of the Phase 2 NdPr separation facility at the Mill

			Achieve both of the following: (A) Produce off-spec NdPr oxalate from the Phase 1 separation facility at the Mill; and (B) develop a plan to address the off-spec issues associated with the NdPr	Produce on-spec NdPr oxalate from the Phase 1 separation facility at the Mill
ESG Goal[1]: Advance South Bahia Project	10%

Achieve both of the following:

(A) Complete at least 7,500 ft of sonic drilling or such lesser footage as may be sufficient to support a technical report containing mineral resources to be published in Q1 2025; and (B) Submit Terms of Reference to Brazilian authorities for approval to commence baseline environmental studies.

Achieve all of the following:

(A) Complete at least 10,000 ft of sonic drilling or such lesser footage as may be sufficient to support a technical report containing mineral resources to be published in Q1 2025; and (B) submit drill results for assay; and (C) commence baseline environmental studies

				Achieve either of the following: (A) Complete baseline environmental studies; or (B) complete a scoping level study report for one or more process plants
ESG Goal[1]: Advance TAT Development and Permitting	10%	Advance engineering on the design of the flow sheet and R&D pilot facility for the production of Ra-226 at the Mill

Achieve all of the following:

(A) Obtain R&D license for the lab analysis and testing for the recovery of Ra-228 at the Mill; and (B) Complete engineering on the design of the flow sheet and R&D pilot facility for the production of Ra-226 at the Mill; and (C) set up R&D facility using at least one test circuit

Achieve both of the following:

(A) Obtain R&D license for the lab analysis and testing for the recovery of Ra-228 at the Mill; and (B) submit at least one sample of Ra-226 produced at the Mill to an off-taker or laboratory to determine whether or not the sample meets the off-taker's or industry specifications for receipt and purchase

Subjective Component	25%	Subjective evaluation specific to the NEO's particularized roles and responsibilities within the Company

Notes:

(1) ESG is short for Environmental, Social and Governance and represents core corporate governance values actively being integrated into the Company's business and more transparently and meaningfully disclosed where already in place.

  Total Recurring and Non-Recurring Cash Flow plus Minimum Liquid Working Capital Balance

Under this performance goal, the Company was required to manage its operating costs in 2024 to meet or exceed specified total recurring and non-recurring cash flow and liquid working capital requirements, (10% of the total STIP weighting at 100% of target). Specifically, 100% of target required total recurring and non-recurring cash flow for 2024 to be equal to or greater than (i.e., less cash negative than) ($108.2) million but less than (i.e., more cash negative than) or equal to ($80.0) million with liquid working capital of at least $41.2 million; 150% of target required cash flows of greater than (i.e., less cash negative than) ($80.0) million with liquid working capital of at least $41.2 million; 50% of target meant cash flows of less than (i.e., more cash negative than) ($108.2) million but equal to or greater than (i.e., less cash negative than) ($122.3) million with liquid working capital of at least $41.2 million; and 0% of target resulted if such value was less than (i.e., more cash negative than) ($122.3) million, or liquid working capital of less than $41.2 million. It should be noted that all dollar amounts in this performance goal, including liquid working capital amounts, were to be adjusted for inflation at a rate of 2.24% based on adjustments in the GDP Price Deflator between Q3 2023 through Q3 2024, being the latest available published data point at the time evaluated.

A number of exclusions from net recurring and non-recurring cash flows were assumed, including: the proceeds from the sale of any mineral or capital assets or the costs and expenses associated with pursuing or completing any such sale (provided, recurring cash flows would include any reductions in holding and other recurring costs resulting from the disposition of the mineral property or capital assets); costs or revenues relating to special projects approved by the Board that are not contemplated by the 2024 Business Plan and Budget, any extraordinary items not contemplated by the 2024 Business Plan and Budget that are beyond the reasonable control of the Company, any appropriate adjustments to reflect changes in the underlying assumptions (such as purchases of U3O8 from third parties), and any at-the-market public offering ("ATM") or other financial proceeds, a number of which adjustments were made as a part of the 2024 STIP evaluation.

Based on the Company's evaluations the adjusted total recurring and non-recurring cash flow for 2024 was determined to be approximately ($65.7) million, after adjusting for Board approved non-budgeted items and other non-budgeted factors, which placed the net recurring and non-recurring cash flows at 150% of Plan for this performance goal (or 15% total).

As of December 31, 2024, the liquid working capital balance, comprised of cash and qualifying marketable securities, less the net difference between accounts receivable, accounts payable and accrued liabilities, plus the value to the Company of uranium, vanadium and REE concentrate ("RE Concentrate") product inventory in salable form as of December 31, 2024 was approximately $161.3 million, which is more than the stipulated amount of $41.2 million.

Based on these factors, 150% of target had been achieved a weighting of 15% was achieved for this performance goal.

  Uranium Mining and Production

Under this performance goal, the Company was required to advance its uranium mining and production (17.5% of the total STIP weighting at 100% of target). Specifically, 100% of target required the Company to achieve all of the following: (A) produce at least 160,000 lbs. + 20% of packaged U3O8 concentrate at the Mill; (B) mine at least 70,000 tons + 20% of ore at the La Sal/Pandora mines; and (C) Mine at least 27,700 tons + 20% of ore from the Pinyon Plain mine. 50% of target required the Company to have achieved any two of the following: (A) produce at least 64,000 lbs. of packaged U3O8 concentrate at the Mill; (B) mine at least 28,000 tons of ore at the La Sal/Pandora mine; and/or (C) Mine at least 11,080 tons of ore from the Pinyon Plain mine. 150% of target required the Company to Achieve any two of the following: (A) produce greater than 192,000 lbs. of packaged U3O8 concentrate at the Mill; and/or (B) mine greater than 84,000 tons of ore at the La Sal/Pandora mines; and/or (C) Mine greater than 33,240 tons of ore from the Pinyon Plain Mine.

As at December 31, 2024, the Company had produced approximately 160,000 lbs. of packaged U3O8 concentrate at the Mill during 2024 and approximately 31,000 tons of ore at the La Sal/Pandora mines (as well as approximately 7,000 tons of ore at the Pinyon Plain mine, 50% of target had been achieved, and a weighting of 8.75% was achieved for this performance goal.

  Advance Development at Nichols Ranch

Under this performance goal, the Company was required to advance development at its Nichols Ranch project (10% of the total STIP weighting at 100% of target). Specifically, 100% of target required the Company to have completed delineation drilling for header houses Nos. 10-13 at the Nichols Ranch project (approximately 125 delineation holes). 50% of target required the Company to have commenced delineation drilling for header houses Nos. 10-13 at the Nichols Ranch project. 150% of target required the Company to have achieved both of the following: (A) completed delineation drilling for header houses Nos. 10-13 at the Nichols Ranch project (approximately 125 delineation holes); and (B) completed the design of the wellfield for header house No. 10 and commenced installation of production wells for header house No. 10.

During 2024, the Company completed delineation drilling for header houses 10-13 at Nichols Ranch, with the drilling of 160 delineation holes, and as a result 100% of target had been achieved, and a weighting of 10% was achieved for this performance goal.

  ESG Goal: Advance REE Initiative

Under this performance goal, the Company was required to advance its REE initiative (17.5% of the total STIP weighting at 100% of target). Specifically, 100% of target required the Company to have achieved both of the following: (A) produced off-spec NdPr oxalate from the Phase 1 separation facility at the Mill; and (B) developed a plan to address the off-spec issues associated with the NdPr. 50% of target required the Company to have achieved both of the following: (A) commissioned and run at least 250 tonnes of monazite through the Phase 1 separation facility at the Mill; and (B) advanced engineering activities relating to construction of the Phase 2 NdPr separation facility at the Mill. 150% of target required the Company to have produced on-spec NdPr oxalate from the Phase 1 separation facility at the Mill.

As the Company had produced on-spec NdPr oxalate from the Phase 1 separation facility at the Mill during 2024, 150% of target had been achieved, and a weighting of 26.25% was achieved for this performance goal.

  ESG Goal: Advance South Bahia Project

Under this performance goal, the Company was required to advance its South Bahia project (10% of the total STIP weighting at 100% of target). Specifically, 100% of target required the Company to have achieved all of the following: (A) completed at least 10,000 ft of sonic drilling or such lesser footage as may be sufficient to support a technical report containing mineral resources to be published in Q1 2025; (B) submitted drill results for assay; and (C) commenced baseline environmental studies. 50% of target required the Company to have achieved both of the following: (A) complete at least 7,500 ft of sonic drilling or such lesser footage as may be sufficient to support a technical report containing mineral resources to be published in Q1 2025; and (B) submitted Terms of Reference to Brazilian authorities for approval to commence baseline environmental studies. 150% of target required the Company to have achieved one of the following: (A) completed baseline environmental studies; or (B) completed a scoping level study report for one or more process plants.

During 2024, although the Company had completed a scoping level study report for one or more process plants for the South Bahia Project, which would have resulted in 150% of target having been achieved, the Board elected to award only 125% of target for this performance goal because all the criteria for 100% of target had not also been satisfied. As a result, a weighting of 12.5% was achieved for this performance goal.

  ESG Goal: Advance TAT Development and Permitting

Under this performance goal, the Company was required to advance its TAT developing and permitting (10% of the total STIP weighting at 100% of target). Specifically, 100% of target required the Company to have achieved all of the following: (A) obtained an R&D license for the lab analysis and testing for the recovery of Ra-228 at the Mill; (B) completed engineering on the design of the flow sheet and R&D pilot facility for the production of Ra-226 at the Mill; and (C) set up the R&D facility using at least one test circuit. 50% of target required the Company to have advanced engineering on the design of the flow sheet and R&D pilot facility for the production of Ra-226 at the Mill. 150% of target required the Company to have achieved both of the following: (A) obtained an R&D license for the lab analysis and testing for the recovery of Ra-228 at the Mill; and (B) submitted at least one sample of Ra-226 produced at the Mill to an off-taker or laboratory to determine whether or not the sample meets the off-taker's or industry specifications for receipt and purchase.

During 2024, the Company had advanced engineering on the design of the flow sheet and R&D pilot facility for the production of Ra-226 at the Mill to the satisfaction of the Compensation Committee, and as a result 50% of target had been achieved, and a weighting of 5% was achieved for this Performance Goal.

  Subjective Component

Under this performance goal, each NEO is given a subjective evaluation specific to the NEO's particularized roles and responsibilities within the Company (25% of the Total STIP weighting at 100% of target).

With respect to the subjective component, 150% of target was achieved by all NEOs, which resulted in a weighting of 37.5% for this performance goal for all NEOs. In making this conclusion, the Compensation Committee considered the following factors (the "2024 Subjective Factors"):

i) Uranium Sales

(A) Contract and Spot Sales During 2024

The Company has four long term contracts with major U.S. nuclear utilities and entered into spot sale agreements with three customers during 2024. Under these contracts, the Company sold 450,000 pounds of U3O8 during 2024 with a weighted-average sales price of $84.23 per pound

The spot U3O8 price was $73.50 per pound as at December 31, 2024.

(B) New Long-Term Uranium Supply Contract

During 2024, the Company entered into a uranium supply contract with a U.S. electric utility Company which constitutes the Company's fourth long-term utility contract. This contract has deliveries of 200,000 lbs. U3O8 in 2026 and 100,000 lbs. in 2027, along with optional deliveries of 100,000 lbs. in 2028 and 2029.

In total, the Company's four long-term utility contracts require future deliveries of uranium between 2025 and 2030, with base quantities totaling 2.80 million pounds of uranium sales remaining over the period, and up to 4.25 million pounds of uranium, if all remaining options are exercised.

(C) Inventories

As of December 31, 2024, the Company had approximately 395,000 pounds of finished uranium inventories located at the Mill and conversion facilities in North America. Additionally, the Company has approximately 725,000 pounds of additional U3O8 contained in stockpiled Alternate Feed Materials and other ore inventory at the Mill or nearby mine sites that can potentially be recovered relatively quickly in the future, as market conditions and contract requirements may warrant.

As of December 31, 2024, the Company held approximately 905,000 pounds of finished V2O5 in inventory, and there remains an estimated 1.0 to 3.0 million pounds of additional solubilized recoverable V2O5 remaining in tailings solutions at the Mill awaiting future recovery, as market conditions may warrant.

The Company also produced approximately 38 tonnes of separated NdPr in 2024, substantially all of which it currently holds in inventory. Additionally, the Company has approximately 28 tonnes of NdPr plus approximately 4 tonnes of Sm+ RE Carbonate in solution in its Phase 1 separation circuit.

ii) Strong Working Capital Position

The Company continues to maintain a strong working capital position, commencing 2025 with $161.3 million in liquid working capital (which does not include equity securities totaling $22.7 million at December 31, 2024).

iii) Five-Year Strategic Plan/Long-Term Business Plan

Management presented a Five-Year Strategic Plan to the Board, using increasingly concrete assumptions based upon actual experiences from 2024 and negotiated commercial terms with third parties, that results in a reasonable expectation of sustained positive cash flows for the Company in future years. The 2025 Strategic Plan is (for the most part) based on: (i) actual experience (the construction, commissioning and operation of the Phase 1 REE Separation Circuit at the Mill, and further pre-feasibility studies for the Phase 2 REE Separation Facility at the Mill); and (ii) the actual acquisition of key assets (the acquisition of Base Resources and thereby the acquisition of the Toliara Project (as defined below), and the entering into of a joint venture for the earn-in of up to a 49% interest in the Donald Project (as defined below)); and (iii) advancements of the acquired assets (the lifting of the suspension and entering into of a memorandum of understanding ("MOU") with the Madagascar government for the Toliara project, thereby reducing the risk profile for that project, and the advancement of pre-final investment decision ("FID") work on the Donald Project, thereby working towards firming up capital and operating expense expectations for that project. As a result, the Company believes the 2025 Strategic Plan uses more refined assumptions than the assumptions used in the 2024 Strategic Plan, with a better overall result, and is therefore seen as a big step forward in realizing the Company's Strategic Plan.

iv) M&A Activity

During 2024, the Company was involved in a number of merger and acquisition ("M&A") opportunities:

(A) Donald Project Joint Venture

On June 3, 2024, the Company executed binding agreements with Astron for the creation of a joint venture (the "Donald Project JV") to jointly develop and operate the Donald Rare Earth and Mineral Sands Project in Australia (the "Donald Project"). The Donald Project is a well-known HMS and REE deposit that the Company believes could provide it with another near-term, low-cost, and large-scale source of monazite sand that would be transported to the Mill for the recovery of separated REE products along with the contained uranium.

(B) Base Resources Acquisition

On October 2, 2024, EFR Australia Pty Ltd, a wholly owned subsidiary of the Company, completed the acquisition of all of the fully paid ordinary shares of Base Resources pursuant to a Scheme Implementation Deed dated April 21, 2024. The Company, through its newly acquired subsidiary Base Resources, owns the Toliara Project which is a world-class, advanced-stage, low-cost, and large-scale HMS project. In addition to its stand-alone, ilmenite and rutile (titanium) and zircon (zirconium) production capability, the Toliara Project also contains large quantities of monazite, which is a rich source of the 'magnetic' REEs used in EVs and a variety of clean energy, defense and advanced technologies, as well as a source of recoverable uranium, which, upon development, would be shipped to the Mill for the recovery of REEs and the contained uranium.

(C) Acquisition of RadTran

On August 16, 2024, the Company acquired RadTran, a private company specializing in the separation of critical radioisotopes, to further the Company's plans for development and production of medical isotopes used in cancer treatments. RadTran's expertise includes separation of radium-226 ("Ra-226") and radium-228 ("Ra-228") from uranium process streams. This acquisition is expected to significantly enhance Energy Fuels' planned capabilities to address the global shortage of these essential isotopes used in emerging TATs for cancer treatment. Since July 2021, Energy Fuels and RadTran had been working under a Strategic Alliance.

v) Advancing Toliara

(A) Lifting of Suspension

On Nov. 28, the Company announced that the Madagascar Council of Ministers, as Chaired by the President of the Republic of Madagascar, had lifted the suspension (the "Suspension") of the Company's 100%-owned Toliara critical minerals project (the "Toliara Project"). The Suspension was imposed by the Government of Madagascar (the "Government") in November 2019.

The lifting of the suspension by the Government is a significant step in the development of the Toliara Project. The Company can now re-commence development and other technical activities on the ground, which are expected to include the re-establishment of the Company's social programs, additional mine planning and engineering, expanding the critical mineral resource base, as well as progressing other legal activities necessary to progress the Toliara Project and achieve a positive FID.

(B) Memorandum of Understanding

On Dec. 5, 2024, the Company announced that it had entered into an MOU with the Government of Madagascar setting forth certain key terms applicable to the Company's Toliara Project.

The MOU is the culmination of extensive negotiations over several years with the Government on fiscal and other terms applicable to the Toliara Project and a major step forward in advancing the Project. While the Company is progressing towards an FID, which is expected to be made in Q2 2026, the Company will continue working with the Government to formalize the terms and conditions set out in the MOU through the implementation of a "Stability Mechanism" consisting of one or a combination of the following: (a) submittal of an Investment Agreement to the Madagascar Parliament for approval as law and certification of the Toliara Project ("Project Certification") under existing law establishing a special regime for large scale investments in the Malagasy mining sector (the "LGIM"); (b) promulgation of amendments and revisions to the existing LGIM (the "LGIM Amendment") in a form that provides for the necessary certainty of financial and legal terms, and reasonable financial, operational and legal requirements, for large-scale projects and have Project Certification under the amended LGIM, together with an Investment Agreement (if reasonably required) submitted to Parliament for approval as law; and/or (c) another agreed upon mechanism that achieves the necessary certainty of financial and legal terms, and reasonable financial, operational and legal requirements, applying to large-scale mining projects.

The lifting of the suspension and entering into of the MOU are major steps that Base Resources had been attempting to complete for several years prior to the acquisition of Base Resources by the Company. The Company is very pleased that these steps were completed within months after completion of the acquisition.

vi) Advancing toward FID For Donald Project

During 2024, the Company spent $12.9 million, including $3.5 million in Common Shares, advancing the Donald Project to an FID, which could occur as early as mid-2025, depending on then-prevailing commodity prices and the ability of the Company to enter into suitable NdPr offtake agreements at that time.

vii) REE Program Advancement

During 2024, the Company made significant advancements in its goal to bring the REE supply chain back to the United States, including:

(A) Phase 1 Separations Circuit

During the three months ended June 30, 2024, the Company completed the commissioning of the Mill's newly installed Phase 1 separation circuit, from which it produced approximately 38 tonnes of separated NdPr in 2024. Additionally, the Company has approximately 28 tonnes of NdPr plus approximately 4 tonnes of Sm+ RE Carbonate in solution in its Phase 1 separation circuit.

The Phase 1 REE separation facilities involve modifications and enhancements to the existing solvent extraction ("SX") circuits at the Mill and have the design capacity to process approximately 8,000 to 10,000 tonnes of monazite per year, producing roughly 4,000 to 6,000 tonnes of total rare earth oxides ("TREO"), containing roughly 850 to 1,000 tonnes of recoverable separated NdPr per year.

Because Energy Fuels is utilizing existing infrastructure at the Mill, Phase 1 capital including commissioning totaled approximately $19 million (depending on the offset value of NdPr production during the commissioning process, which has yet to be sold). This is favorable to the Company's initial budget by approximately $6 million due to higher-than-expected quantities of NdPr produced during commissioning.

The commissioning of the circuit was completed in a mere five days and resulted in the production of on-spec NdPr oxalate from the initial start of production.

(B) Engineering Phase 2 Separations Circuit

During 2024, the Company continued to advance engineering on its Phase 2 separation facilities at the Mill. During Phase 2, Energy Fuels expects to expand its NdPr separation capabilities at the Mill, with an expected capacity, along with Phase 1, to process approximately 60,000 tonnes of monazite per year, containing approximately 30,000 tonnes of TREO. This amount of TREO would contain approximately 6,000 tonnes of NdPr per year, or sufficient NdPr for 3.0 to 6.0 million EVs per year. Phase 2 is also expected to add a dedicated monazite "crack-and-leach" circuit to the Mill's existing leach circuits and "heavy" REE separation capabilities at the Mill, including the production of Dy, Tb, and potentially other separated REE's and advanced materials. The Company will also evaluate the potential to produce lanthanum ("La") and cerium ("Ce") products, along with potentially other REE products. The Company expects to complete Phase 2 in 2028, subject to licensing, financing, and receipt of sufficient monazite feed.

viii) TAT Program

On August 16, 2024, the Company acquired RadTran, a private company specializing in the separation of critical radioisotopes, to further the Company's plans for development and production of medical isotopes used in cancer treatments. RadTran's expertise includes separation of Ra-226 and Ra-228 from uranium process streams. This strategic acquisition is expected to significantly enhance Energy Fuels' planned capabilities to address the global shortage of these essential isotopes used in emerging TAT for cancer treatment.

With this acquisition, the Company has combined its unique processing capabilities at the Mill, with over 40 years of chemical and metal separations experience, with RadTran's intellectual property and medical isotope experience in radionuclide separation and concentration, which we believe will position Energy Fuels to be a leader in this developing industry.

During 2024, the Company continued to advance engineering on the design of the flow sheet and R&D pilot facility for the production of Ra-226 at the Mill.

The Company also continues to advance its negotiations with a number of parties for offtake commitments for Ra-226.

ix) Uranium and Uranium/Vanadium Mining

(A) Mining at La Sal/Pandora and Pinyon Plain

During 2024, the Company continued with ore production at the La Sal, Pandora and Pinyon Plain mines.

At the La Sal and Pandora mines, the Company mined a total of 30,846 tons of ore during 2024, containing on average approximately 0.20% U3O8 for a total of approximately 83,400 pounds of contained U3O8.

For the twelve months ended December 31, 2024, the Company mined 6,805 tons of ore containing on average approximately 1.5% U3O8 for a total of approximately 204,000 pounds of contained U3O8 from the Pinyon Plain Mine.

(B) Navajo Nation Discussions

On January 29, 2025, the Company and the Navajo Nation, the largest indigenous tribe in the U.S., announced the signing of a landmark agreement governing the transport of uranium ore along federal and state highways crossing the Navajo Nation.

The Navajo Nation has suffered longstanding impacts from uranium mining conducted during the Cold War era, resulting in numerous abandoned mine and mill sites on their lands, none of which are associated with the Company or its predecessors. This has understandably caused mistrust toward the U.S. government and energy companies. The Company is honored that the Navajo Nation was willing to work with us in good faith to address their concerns and ensure that uranium ore transportation through the Navajo Nation will be done safely and respectfully.

Under the agreement, Energy Fuels has agreed to add additional protections and accommodations over and above the existing, strict U.S. Department of Transportation ("USDOT") requirements, including:

• limiting transportation to specified routes and hours of the day;

• not transporting ore on days involving celebrations or public events in respect of the Navajo Nation's culture and traditions;

• clearly spelled out emergency response procedures, notice and reporting requirements;

• additional insurance requirements;

• additional driver qualification and training requirements;

• obtaining Navajo Nation transport licenses;

• use of state-of-the-art cover systems to prevent fugitive dust from transport trucks;

• provisions for escorts and blessings at the discretion of the Nation; and

• additional inspection procedures that will enable the Navajo Nation to ensure that all applicable rules and agreements are being satisfied.

Additionally, the Company has committed to accepting and transporting, at no cost to the Nation, up to 10,000 tons of uranium-bearing cleanup materials from abandoned uranium mines within the Navajo Nation, which are primarily an unfortunate relic of old U.S. government uranium programs that began in the 1940s, in which Energy Fuels had no involvement. The Company has also committed to make further contributions to support the Nation's transportation safety programs, education, the environment, public health and welfare, and local economic development on the Navajo Nation relating to uranium matters. Negotiation of the agreement began in August 2024, after the Company voluntarily halted shipments of uranium ore, and has involved numerous in-person and virtual meetings between the Company and the Nation's senior leadership. Ore transportation across the Navajo Nation recommenced in February 2025.

(C) Development Activities

During 2024, the Company continued to prepare two other mines (Nichols Ranch and Whirlwind) for commencement of mining within one-year of a "go" decision on each mine.

(I) Delineation drilling at Nichols Ranch

The Company undertook exploration and development activities in 2024 to expand the resources at the Nichols Ranch Project and to further develop wellfields to be ready for potential recommencement of production within one year from a "go" decision, as market conditions warrant. In this regard, the Company completed delineation drilling for header houses Nos. 10-13 at the Nichols Ranch Project (approximately 160 delineation holes).

(II) Development Activities at the Whirlwind Mine

The Company continued rehabilitation and development work at its Whirlwind mine during 2024 in preparation for future production. In this regard, during 2024 the Company completed engineering design of a new, upgraded water treatment plant at the Whirlwind Mine and submitted a Mining and Reclamation Permit (112d) modification needed through the Division of Reclamation, Mining and Safety ("DRMS") for installation or upgrade of the Whirlwind Mine water treatment plant.

(D) Permitting

In 2024, the Company also advanced permitting and development on its Roca Honda Project and its Bullfrog Project in Utah, which serve as important pipeline assets for the Company's future conventional production capabilities, as market conditions may warrant, and completed the following major permitting initiatives:

  Re-engaged the U.S. Forest Service ("USFS") to continue the permitting process at the Roca Honda Project;
  Completed a mine plan optimization review for the Roca Honda Project;
  As discussed above, completed the engineering design for a new or upgraded water treatment plant at the Whirlwind Mine;
  As discussed above, submitted a Mining and Reclamation Permit (112d) modification needed through DRMS for installation or upgrade of the Whirlwind Mine water treatment plant;
  Performed an engineering study and completed a preliminary mine plan to support future mine planning or permitting at the Bullfrog Project; and
  Received USFS concurrence that a power line right of way for the Pinyon Plain mine is not required.

x) Expanded the Management Team

During 2024, the Company expanded its workforce from 148 to 210 employees, not including the employees the Company acquired from the acquisition of Base Resources, which amounted to 1,160 employees as of December 31, 2024. As a part of the Base Resources acquisition, the Company retained Base Resources' proven leadership and HMS operations team, which has an exceptional record of responsible asset development, construction, commissioning and profitable production in Africa. The Base Resources team will not only continue to oversee the development and operation of the Toliara Project but will also enhance the Company's HMS teams in Australia and Brazil, thus allowing the Company to maximize the value of all projects to the Company's shareholders. This workforce expansion has resulted in the addition of the following management personnel to the Company:

  Tim Carstens. With the acquisition of Base Resources, the Company appointed Mr. Tim Carstens as Executive Vice President, Heavy Mineral Sands Operations. Mr. Carstens is an experienced mining executive, with a career spanning more than 25 years in senior resources-sector roles, both in Australia and overseas;
  Nathan Longenecker. Mr. Longenecker is Senior Vice President and General Counsel for Energy Fuels. Mr. Longenecker has worked in the natural resources industry, both in-house and in private law practice, for almost 30 years;
  Kevin Balloch. Mr. Balloch is the Senior VP of Project Finance of the Company. He has over 30 years' financial and management experience in a diverse range of industries;
  Saleem Drera, Ph.D. Dr. Drera is Vice President, Radioisotopes, Radiological Systems and Intellectual Property for Energy Fuels. Saleem was the founder and Chief Executive Officer of RadTran, which Energy Fuels acquired in 2024;
  Debra Bennethum. On June 17, Debra Bennethum joined Energy Fuels' Management Team as Director, Critical Minerals & Strategic Supply Chain, and was promoted to Vice President, Critical Minerals & Strategic Supply Chain in January 2025. Ms. Bennethum is a chemical engineer who previously served as the EV Critical Minerals Manager in the Global Purchasing and Supply Chain Division of GM, and previously as the Program Purchasing Manager for GM's Battery Electric Vehicles and Crossovers division; and
  Guy Bradshaw. Mr. Bradshaw joined the Company on November 4, 2024 as Corporate Health and Safety Manager. Mr. Bradshaw has over 15 years of experience in environmental health and safety management, cross-functional risk management, audits and inspections and safety training, with a number of companies.

In addition to strengthening the Company's senior management team, these additions have also furthered the Company's succession planning objectives.

xi) Community Relations and Re-Imagining the Company

(A) San Juan County Clean Energy Foundation

On September 16, 2021, the Company announced its establishment of the San Juan County Clean Energy Foundation (the "Foundation"), a fund specifically designed to contribute to the communities surrounding the Mill in southeastern Utah. Energy Fuels deposited an initial $1 million into the Foundation at the time of its formation and now provides ongoing funding equal to 1% of the Mill's revenues, thereby providing an ongoing source of funding to support local priorities. The Foundation focuses on supporting education, the environment, health/wellness, and local economic development in the City of Blanding, San Juan County, the White Mesa Ute Community, the Navajo Nation and other area communities. An Advisory Board, comprised of local citizens from San Juan County, evaluates grant applications on a quarterly basis and makes recommendations to the Foundation's Managers for final review and approval. As of December 31, 2024, the Foundation has awarded 30 grants totaling $0.64 million, of which $0.25 million was committed to American Indian initiatives.

No health and safety factors were applied to reduce the STIP performance determinations for 2024.

Based on this analysis, the combined STIP performance weighting for 2024 was 115%. Accordingly, the cash bonuses awarded to NEOs for their performance in 2024 were determined by the Compensation Committee at its January 2025 meeting to be 115% of each NEO's target cash bonus amount. The following table shows the resulting cash bonuses earned in 2024 by the NEOs:

NEO	2024 Salary as of December 31, 2024	Target Cash Bonus Percentage	Target Cash Bonus	STIP Performance Weighting	Actual Cash Bonus earned in 2024
Mark S. Chalmers President and CEO	$621,456	85%	$528,238	115%	$607,473
David C. Frydenlund Executive VP, CLO and Corporate Secretary	$446,076	70%	$312,253	115%	$359,092
Timothy J. Carstens Executive VP, Heavy Mineral Sands(1)	$448,560(2)	50%	$55,916(3)	115%	$64,304(3)
Curtis H. Moore Senior VP, Marketing and Corporate Development	$308,000	60%	$184,800	115%	$212,520
Nathan R. Bennett CFO	$263,120	30%	$78,936	115%	$90,776

Notes:

(1) Mr. Carstens was appointed to serve as the Company's Executive VP, Heavy Mineral Sands, effective as of the Company's completion of its acquisition of Base Resources on October 2, 2024. Prior thereto, he served as the Managing Director of Base Resources (a function he continues to perform in his current role).

(2) Mr. Carstens' salary is paid in $AUS, which has been converted to $U.S. based on the $US/$AUS exchange rate at December 31, 2024 of 0.63.

(3) Mr. Carstens' cash bonus was pro-rated based on the number of days employed by the Company in 2024.

LTIP Goals and Performance

The purpose of the LTIP, which was first adopted in January 2018, is to align performance of NEOs with the Company's long-term (generally in excess of one year) goals and other specified criteria through awarding participants with equity awards in the form of RSUs that are a function of performance against LTIP goals. How well NEOs perform at achieving LTIP goals determines whether the NEOs' equity awards are at, above or below their target levels.

In January of each year, the Compensation Committee completes an LTIP matrix including goals, metrics and weightings to serve as the basis for measuring long-term performance of the Company and the participants during and at the end of the year. As with the STIP, the LTIP matrix generally contains several objective criteria as well as a subjective category. The objective performance goals generally apply equally to all NEOs, recognizing the need for all top executives to work as a team to achieve corporate goals. The objective criteria serve as the long-term performance goals for the CEO and the top management group.

The performance metrics for the LTIP objective performance goals are generally structured so that, if the senior management team performs as expected, the mid-level (100% of target) will be achieved for each of the objective performance goals, and the target equity award level will be achieved. If performance is lower than expected for an objective performance goal, then the lower level (generally expected to be set at approximately 0-50% of target) will apply, and likewise if performance is greater than expected for the criteria, the higher level (generally expected to be set at approximately 150% of target) will apply.

The subjective evaluation for each participant is performed by the Compensation Committee, upon the recommendations of the CEO, and may take into consideration individual contributions and achievements of participants, workloads, reaction to market conditions over which the participant has no control, leadership, relationship with the Board, and other elements specific to the participant that warrant attention during the year. The shared target weighting of the subjective category is meant to align all top executives in their primary focus of working as a team to achieve the long-term corporate objectives of the Company, as furthered by their delineated LTIP goals, and is balanced against the respective importance of each specified performance criterion in a given year. While the target weighting of the subjective category is intended to guide the senior management team in its level of focus on unexpected and more entrepreneurial pursuits, the Compensation Committee may take a higher weighting into consideration in unique circumstances where the Company's performance has been especially noteworthy or important in that year, or if otherwise considered appropriate.

The Compensation Committee determines the target equity award level for each participant; generally, to be set as a percentage of base salary at the same time it determines the LTIP matrix. Generally, the Compensation Committee sets the target equity award percent for each participant for the year by reference to the equity amounts awarded to comparable positions in the current peer group established by the Compensation Committee for the most recent year for which data is publicly available, consistent with any target equity award percentages of base salary that may be set out in the individual NEO employment agreements. The actual value of equity awarded could be lower or higher than the target equity award level depending on the Compensation Committee's actual evaluation of the long-term performance metrics for the year, as well as any information for industry trends, price level adjustments etc. that would indicate that data for the comparison year would understate or overstate the expected equity awards for comparable positions in the peer group during the year.

For 2024, the LTIP also applies an overriding health and safety factor, which serves to reduce or eliminate any equity awards otherwise payable if the Company fails to meet stipulated health and safety performance criteria. The Board also has the authority to vary from the LTIP as it sees fit, taking into account additional factors, such as severity of an incident.

The Company believes shareholder value is primarily driven by results, both in terms of financial strength and operating measures such as production, production capability, advancement of long-term initiatives and mineral reserve and resource growth, as well as protection of public health, safety and the environment and good corporate governance. Each NEO's performance is also evaluated against expectations for fulfilling the NEO's individual responsibilities and goals within his or her particular employment functions and areas of expertise, which also reflects on the executive's contribution to the Company's success in meeting its long-term objectives.

2024 LTIP Goals and Performance

As stated above, performance goals based on broad corporate-level financial performance metrics such as earnings per share, revenue growth, and earnings before interest, taxes, depreciation and amortization, are not meaningful to the Company's performance at this time. Instead, the Company sets long-term performance goals each year tailored specifically to the long-term objectives set by the Company each year. Share price performance over the year is considered to be a good long-term indicator for the Company because it reflects the market's expectation of the Company's performance beyond the current year. However, because share price performance is highly linked to commodity price performance for companies such as the Company, this long-term performance goal has been set to compare the Company's share price performance relative to the share price performance of other comparable companies in the uranium, HMS and REE industries (and not to the Company's peer group as a whole, which includes companies in different commodity industries), in order to standardize for commodity price fluctuations over the year. The Long-term performance goals of advancing long-term REE initiatives, expanding the Company's uranium resource base, and advancing the Company's permitting objectives, require management to manage the Company in the current year to advance the Company's REE and uranium business initiatives in future years. Similarly, the long-term performance goal of obtaining business activities beyond the following year requires management to manage the Company in the current year to secure business activities for the second year beyond the current year. The Company believes these are the most meaningful long-term performance goals for the Company at this time.

Equity awards earned in 2024 were based on management's performance in 2024 relative to the 2023 LTIP performance goals. A summary chart and additional descriptions of the 2023 LTIP performance goals is below:

Metric	Weight	Threshold Performance	Target Performance	Maximum Performance
Total Shareholder Return Performance(1)	22.5%	Third Quartile	Second Quartile	First Quartile
ESG Goal(2): Advance Long Term REE Initiatives	22.5%	Achieve both of the following: (A) pursue definitive agreements for the Donald Project and the Base Resources acquisition; and (B) obtain any one of 11 stipulated milestones.	Achieve any of the following: (A) enter into definitive agreements to acquire an interest in the Donald Project, and/or (B) enter into definitive agreements for the acquisition of a controlling interest in the shares of Base Resources; and/or (C) obtain any two of 11 stipulated milestones.	Achieve any of the following: (A) the closing of the acquisition of the Donald Project; and/or (B) the closing of the acquisition of a controlling interest in Base Resources; and/or (C) obtain any three of 11 stipulated milestones.
Expand Uranium Resource Base	10%	Complete drilling programs in: the Juniper Zone at the Pinyon Plain Mine; Collins Draw near Nichols Ranch ("Collins Draw"); and selected Arkose Joint Venture Properties (the "Arkose Properties"), in each case sufficient to determine if the existing or historic resources can be confirmed or expanded, or if no further drilling is justified	Achieve both of the following: (A) confirm at least 1,000,000 lbs of U3O8 as measured or indicated resources in the Juniper Zone at the Pinyon Plain mine; and (B) confirm or delineate a resource at either Collins Draw or the Arkose Properties or any other properties owned or controlled by the Company	Achieve both of the following: (A) confirm at least 1,500,000 lbs of U3O8 as measured or indicated resources in the Juniper Zone at the Pinyon Plain mine, or complete an NI 43-101/SK 1300 technical report on the Juniper Zone resources; and (B) confirm at least 4,000,000 lbs of U3O8 as a measured, indicated or inferred resource at the Collins Draw and/or Arkose Properties and/or any other properties owned or controlled by the Company
Secure additional Activities that are expected to result in a Net Cash Increment to the Company beyond 2024	10%	Secure additional activities that are expected to result in a Net Cash Increment to the Company beyond 2024 of $500,000 or greater over any two-year period after 2024	Secure additional activities that are expected to result in a Net Cash Increment to the Company beyond 2024 of $1,000,000 or greater over any two-year period after 2024	Secure additional activities that are expected to result in a Net Cash Increment to the Company beyond 2024 of $5,000,000 or greater over any two-year period after 2024
Scalability of Production	10%	Obtain any two of 19 stipulated target Permits or Milestones during the year	Obtain any four of the 19 stipulated target Permits or Milestones during the year	Obtain any six or more of the 19 stipulated target Permits or Milestones during the year
Subjective Component	25%	Subjective evaluation specific to the NEO's particularized roles and responsibilities within the Company

Notes:

(1) Total Shareholder Return Performance was determined by comparing the performance of the Company's total shareholder return (based on share price performance, plus dividends declared) over the three-year period ending on December 31, 2024 to the performance of the following publicly listed uranium, REE and HMS companies over that time period:

  Arafura Rare Earths Ltd.
  Boss Energy Ltd.
  Cameco Corp.
  The Chemours Company
  Deep Yellow Limited
  Denison Mines Corp.
  Goviex Uranium Inc.

  Iluka Resources Limited
  Kenmare Resources plc
  Lynas Rare Earth Ltd.
  MP Materials Corp.
  Neo Performance Materials
  NexGen Energy Ltd.
  Paladin Energy Limited
  Peninsula Energy Ltd.
  Rare Element Resources Ltd.
  Texas Mineral Resources Corp.
  Tronox Holdings Plc
  Ucore Rare Metals Inc.
  Uranium Energy Corp.
  Ur-Energy Inc.

These companies are publicly traded uranium, REE and HMS companies as at December 31, 2024 that had comparable market caps to the Company in January 2021.

(2) ESG is short for Environmental, Social and Governance and represents core corporate governance values actively being integrated into the Company's business and more transparently and meaningfully disclosed where already in place.

  Total Shareholder Return Performance

Under this performance goal, the Company was required to achieve a total shareholder return ("TSR") performance during the three-year period ending December 31, 2024 relative to the TSR performance of other publicly traded uranium, REE and HMS companies with comparable market capitalizations (22.5% of the total LTIP weighting at 100% of target). TSR performance was determined by comparing the performance of the Company's TSR (based on share price performance plus dividends declared) over the three-year period ending on December 31, 2024 to the TSR performance of such other publicly listed uranium, REE and HMS companies over the same period. Specifically, 100% of target required that the Company's TSR performance during such three-year period be within the second quartile of the TSR performance of all such publicly traded uranium, REE and HMS companies during that time period. 50% of target required the Company's TSR performance during such three-year period to be within the third quartile of the TSR performance of all such publicly traded uranium, REE and HMS companies during that time period. 150% of target required the Company's TSR performance during such three-year period to be within the first quartile of the TSR performance of all such publicly traded uranium, REE and HMS companies during that time period;

Based on this analysis, the Company's TSR performance during the three-year period ending December 31, 2024 ranked 11 out of 22 total companies, thereby falling within the second quartile of publicly traded uranium, REE and HMS companies with similar market capitalizations. This resulted in 100% of Plan being achieved. As a result, a weighting of 22.5% was achieved for this performance goal.

  ESG Goal: Advance Long Term REE initiatives

Under this performance goal, the Company was required to advance its long-term REE initiatives (22.5% of the total LTIP weighting at 100% of target). Specifically, 100% of target required the Company to achieve any of the following: (A) enter into definitive agreements to acquire an interest in the Donald Project, and/or (B) enter into definitive agreements for the acquisition of a controlling interest in the shares of Base Resources; and/or (C) obtain any two of 11 stipulated milestones. 50% of target required the Company to achieve both of the following: (A) pursue definitive agreements for the Donald Project and the Base Resources acquisition; and (B) obtain any one of 11 stipulated milestones. 150% of target required the Company to achieve any one or more of the following: (A) the closing of the acquisition of the Donald Project; and/or (B) the closing of the acquisition of a controlling interest in Base Resources; and/or (C) obtain any three of 11 stipulated milestones.

On June 3, 2024, the Company announced it had executed binding agreements with Astron creating a joint venture to develop and operate the Donald Rare Earth and Mineral Sand Project. The conditions precedent to the formation of the Donald Project JV were satisfied on September 25, 2024, after which the Company started earning-into its 49% interest in the Donald Project JV. On October 2, 2024, the Company completed its acquisition of 100% of Base Resources.

As the Company closed the acquisition of the Donald Project, and acquired a controlling interest in Base Resources), 150% of target had been achieved and a weighting of 33.75% was achieved for this performance goal.

  Expand Uranium Resource Base

Under this performance goal, the Company was required to expand its uranium resource base (10% of the total LTIP weighting at 100% of target). Specifically, 100% of target required the Company to achieve both of the following: (A) confirm at least 1,000,000 lbs. of U3O8 as measured or indicated resources in the Juniper Zone at the Pinyon Plain mine; and (B) confirm or delineate a resource at either Collins Draw or the Arkose Properties or any other properties owned or controlled by the Company. 50% of target required the Company to complete drilling programs in: the Juniper Zone at the Pinyon Plain Mine; Collins Draw near Nichols Ranch ("Collins Draw"); and selected Arkose Joint Venture Properties (the "Arkose Properties"), in each case sufficient to determine if the existing or historic resources can be confirmed or expanded, or if no further drilling is justified. 150% of target required the Company to achieve both of the following: (A) confirm at least 1,500,000 lbs. of U3O8 as measured or indicated resources in the Juniper Zone at the Pinyon Plain mine, or complete an NI 43-101/S-K 1300 technical report on the Juniper Zone resources; and (B) confirm at least 4,000,000 lbs. of U3O8 as a measured, indicated or inferred resource at the Collins Draw and/or Arkose Properties and/or any other properties owned or controlled by the Company.

During 2024, the Company commenced drilling at the Juniper Zone at the Pinyon Plain mine; however, the results of that drilling had not been sufficiently analyzed as at December 31, 2024 to determine the extent to which existing or historic resources can be confirmed or expanded, or if no further drilling is justified. Drilling programs at Collins Draw or the Arkose Properties were not commenced during 2024, due primarily to the scarcity of drilling contractors during the year.

As the Company had not performed drilling programs at the Pinyon Plain mine, Collins Draw and the Arkose Properties in each case sufficient to determine if the existing or historic resources can be confirmed or expanded, or if no further drilling is justified, 0.0% of target had been achieved, and a weighting of 0.00% was achieved for this performance goal.

  Secure additional Activities that are expected to result in a Net Cash Increment to the Company beyond 2024

Under this performance goal, the Company was required to secure additional activities that are expected to result in a Net Cash Increment to the Company beyond 2024 (10% of the total LTIP weighting at 100% of target). Specifically, 100% of target required the Company to secure additional activities that are expected to result in a Net Cash Increment to the Company beyond 2024 of $1,000,000 or greater over any two-year period after 2024. 50% of target required the Company to secure additional activities that are expected to result in a Net Cash Increment to the Company beyond 2024 of $500,000 or greater over any two-year period after 2024. 150% of target required the Company to secure additional activities that are expected to result in a Net Cash Increment to the Company beyond 2024 of $5,000,000 or greater over any two-year period after 2024.

During 2024, the Company signed a uranium supply contract with a U.S. electric utility company which is expected to result in a Net Cash Increment to the Company beyond 2024 of $5,000,000 or greater over any two-year period after 2024. As a result, 150% of target had been achieved, and a weighting of 15% was achieved for this performance goal.

  Scalability of Uranium and Vanadium Production

Under this performance goal the Company was required to pursue stipulated permitting and other milestones to improve the scalability of the Company's uranium and vanadium production (10% of the total LTIP weighting at 100% of target). Specifically, 100% of target required the Company to obtain any four of 19 stipulated target permits or milestones during the year. 50% of target required the Company to obtain any two of the 19 stipulated target permits or milestones during the year. 150% of target required the Company to obtain any six or more of the 19 stipulated permits or milestones during the year.

During 2024, the Company achieved six of the 19 stipulated permits or milestones. As a result, 150% of target had been achieved, and a weighting of 15% was achieved for this performance goal.

  Subjective Component

Under this performance goal, each NEO was given a subjective evaluation specific to the NEO's particularized roles and responsibilities within the Company (25% of the total LTIP weighting at 100% of target).

With respect to the Subjective Component, 150% of target was achieved by the NEOs, which resulted in a weighting of 37.5% for this performance goal for the NEOs. In making this conclusion, the Compensation Committee considered the 2024 Subjective Factors described under 2024 STIP Goals and Performance, above.

As with the STIP, no health and safety factors were applied to reduce the LTIP performance determinations for 2024.

Based on this analysis, the combined LTIP performance weighting for 2024 was an adjusted 123.75%. Accordingly, the equity awards granted to NEOs for their performance in 2024 were determined by the Compensation Committee at its January 2025 meeting to be 123.75% of each NEO's target equity award amount. The following table shows the resulting equity awards (in the form of RSUs) to the NEOs for 2024 (these equity awards were granted in 2025 for performance in 2024 but are not included in NEO compensation for 2024 in this Proxy Statement because they were granted in 2025. They will be included in NEO compensation for 2025 in next year's Proxy Statement):

NEO	2024 Salary as of December 31, 2024	Target Equity Award Percentage	Target Equity Award ($ value of RSU grants)	LTIP Performance Weighting	Actual EquityAwarded for 2024 ($ value of RSU grants)
Mark S. Chalmers President and CEO	$621,456	120%	$745,747	123.75%	$922,862
David C. Frydenlund Executive VP, CLO and Corporate Secretary	$446,076	100%	$446,076	123.75%	$552,019
Timothy J. Carstens Executive VP, Heavy Mineral Sands(1)	$448,560(2)	100%	$448,560(4)	100%(3)	$892,130(4)
Curtis H. Moore Senior VP, Marketing and Corporate Development	$308,000	75%	$231,000	123.75%	$285,863
Nathan R. Bennett CFO	$263,120	45%	$118,404	123.75%	$146,525

Notes:

(1) Mr. Carstens was appointed to serve as the Company's Executive VP, Heavy Mineral Sands, effective as of the Company's completion of its acquisition of Base Resources on October 2, 2024. Prior thereto, he served as the Managing Director of Base Resources (a function he continues to perform in his current role).

(2) Mr. Carstens' salary is paid in $AUS, which has been converted to $U.S. based on the $US/$AUS exchange rate at December 31, 2024 of 0.63.

(3) As part of the Base acquisition, the Company committed to provide Mr. Carstens with a target (100%) equity grant for the year, regardless of the actual LTIP performance rating for the year, because Mr. Carstens joined the Company on October 2, 2024 and was not able to contribute to Company performance for the entire year.

(4) As equity compensation is intended to provide an incentive going forward, Mr. Carstens was awarded his full equity grant, which was not pro-rated based on the number of days employed by the Company in 2024. Non-pro-ration of equity grants in these circumstances is the Company's typical practice for new employees.

Special Transaction Bonus

On December 12, 2024, the Board approved a special transaction bonus relating to the Base Resources acquisition (the "Transaction"). The Board acknowledged that Company personnel worked extremely hard to close the Transaction, especially in light of all the other transactions the Company had been involved with in 2024 (for example, closing the Donald Project JV and acquiring RadTran), and deserve recognition for their extraordinary efforts. The Board also noted that Base Resources personnel had been granted equity retention bonuses by the Company earlier in 2024 relating to the Transaction. In order to recognize the efforts of Company personnel (as opposed to former Base Resources personnel who had received retention bonuses), the Company granted special bonuses to Company personnel totaling $988,289 in value, which was comparable but somewhat less in value to the aggregate value of the retention bonuses paid to Base Resources personnel in connection with the Transaction. This total amount of special bonus, as well as the allocation of the special bonus among Company personnel, was determined to be within the range of industry comparables for extraordinary bonuses in similar types of circumstances.

The Special Bonus was awarded in the form of RSU, stock option ("SO") and performance-based stock option ("PBSO") grant values to the Energy Fuels management employees who had been involved in the Transaction, having a value totaling $988,289, comprised of RSUs totaling $613,768 in value, SOs totaling $45,091 in value and PBSOs totaling $329,430 in value. A portion of the Special Bonus was awarded to NEOs, as set out in the table below. The terms of the RSUs are: the number of RSUs granted were based on the higher of the closing price and 5-day VWAP as of the day before grant, 50% vesting on January 27, 2025, 25% vesting on January 27, 2026 and 25% vesting on January 27, 2027. The terms of the SOs are: exercise price equal to the greater of the closing price and the 5-day VWAP as of the day before grant, the term of the SOs is five years with 50% vesting 12 months after the date of grant and the remaining 50% vesting 24 months after the date of grant. The terms of the PBSOs are the same as the SOs except the exercise price is 10% higher for the PBSOs than the SOs.

The amounts of the Special Bonus awarded to the Company's NEOs on December 12, 2025 are as set out in the following table:

NEO	Special Bonus RSU Grant Value	Special Bonus Performance- Based Option Grant Value	Total Special Bonus Equity Value
Mark S. Chalmers President and CEO	$125,845	$62,922	$188,767
David C. Frydenlund Executive VP, Chief Legal Officer and Corporate Secretary	$75,275	$37,638	$112,913
Curtis H. Moore Senior VP, Marketing and Corporate Development	$54,574	$27,287	$81,861
Nathan R. Bennett CFO	$59,942	$29,971	$89,913

Consideration of Risks Associated with Compensation Policies

Compensation Policies and Practices

The Compensation Committee considers the implications of risks associated with compensation policies and practices by working closely with the CEO. The CEO is tasked with ensuring that: (i) fair and competitive practices are followed regarding employee compensation at all levels of the Company; (ii) the compensation practices do not encourage an NEO or individual at a principal business unit or division to take inappropriate or excessive risk or that are reasonably likely to have a material adverse effect on the Company; and (iii) compensation policies and practices include regulatory, environmental compliance and sustainability as part of the performance metrics used in determining compensation. The CEO's recommendations on these matters are taken into consideration by the Compensation Committee when reviewing and recommending to the Board the Company's compensation policies.

Restrictions on Hedging Transactions

The Company has in place an Insider Trading Policy, to be reviewed and approved by the Board annually, which includes a section on "Hedging Transactions" that restricts NEOs and Directors from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, which are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or Director.

Clawback Policy

The Company's Equity Incentive-Based Compensation Clawback Policy (the "Clawback Policy") complies with SEC rules and related NYSE American listing standards by mandating recovery of incentive-based compensation if it is determined that an accounting restatement is required due to material noncompliance with any financial reporting requirements under the federal securities laws. The Company will recoup incentive-based compensation received by Executive Officers and Senior Employees (each as defined in the Clawback Policy) during the three fiscal years prior to such determination, to the extent those amounts would not have been received based on the restated financial statements.

Furthermore, the Clawback Policy requires recovery of some or all the incentive-based compensation if the Board determines in its sole discretion that an Executive Officer or Senior Employee engaged in gross negligence, intentional misconduct or fraud or caused or otherwise contributed to the need for an accounting restatement during the three fiscal years prior to such determination.

The Clawback Policy is administered by the Board with input from the Compensation Committee and will be reviewed and approved at least annually.

The Company filed its Clawback Policy as Exhibit 97.1 to its Annual Report on Form 10-K.

Performance Graph

The performance graph below shows Energy Fuels' cumulative total 5-year return based on an initial investment of $100 in Energy Fuels Common Shares beginning on December 31, 2019, as compared with the Russell 2000 Index, NYSE American Natural Resources Index, NYSE Composite, NASDAQ Composite, and a peer group consisting of Arafura Rare Earths Ltd., Boss Resources, Cameco, The Chemours Company, Deep Yellow Ltd., Denison Mines, Eramet S.A., GoviEx, Iluka Resources Limited, Image Resources, Kenmare Resources Plc, Lynas Rare Earth Ltd., MP Materials Corp, Neo Performance Materials, NexGen Energy, Paladin Energy, Peninsula Energy, Rare Element Resources Ltd., Texas Mineral Resources Corp, Tronox Holdings Plc, Ucore Rare Metals Inc., Uranium Energy Corp and Ur-Energy (together, the "Market Performance Peer Group" or "MPPG"). The chart shows yearly performance marks over a five-year period. This performance chart assumes: (1) $100 was invested on December 31, 2019 in Energy Fuels Common Shares along with the Russell 2000 Index, NYSE American Natural Resources Index, NYSE Composite, NASDAQ Composite, and the MPPG's common stock; and (2) all dividends are reinvested. Dates on the chart represent the last trading day of the indicated fiscal year.

Notes:

(1) The Market Performance Peer Group represents a broad range of companies operating within the uranium, REE and HMS industries generally and is distinct from the more select peer group used for the Company's executive compensation decisions as reported annually in the Company's Proxy Statement.

	December 31,
	2019	2020	2021	2022	2023	2024
Energy Fuels Inc.(1)	$1.91	$4.26	$7.63	$6.21	$7.19	$5.13
Value of $100 Investment	$100	$223.04	$399.48	$325.13	$376.44	$268.59
NYSE Composite Index	$13,913.03	$14,524.80	$17,164.13	$15,184.31	$16,852.89	$19,097.11
Value of $100 Investment	$100	$104.40	$123.37	$109.14	$121.23	$137.26
Russell 2000 Index	$1,668.47	$1,974.86	$2,245.31	$1,761.25	$2,027.07	$2,230.16
Value of $100 Investment	$100	$118.36	$134.57	$105.56	$121.49	$133.66
NASDAQ Composite - Total Returns	$10,656.63	$15,272.97	$18,660.07	$12,588.95	$18,208.50	$23,593.32
Value of $100 Investment	$100	$143.32	$175.10	$118.13	$220.53	$260.55
NYSE American Natural Resources Index	$348.92	$315.39	$497.45	$677.42	$769.49	$909.13
Value of $100 Investment	$100	$90.39	$142.57	$194.15	$220.53	$260.55
Peer Group Value of $100 Investment	$100	$137.94	$264.62	$224.98	$280.74	$236.26

Notes:

(1) All dollar amounts in this table are in U.S. dollars. The value of a $100 investment is averaged for the Market Performance Peer Group.

The Company's compensation to executive officers has generally increased during the five most recently completed fiscal years, in part due to the growth in the Company and competition among organizations operating in the natural resources sector to attract and retain the best possible executives, who are uniquely positioned through their experience and expertise to provide leadership during both economic downturns and to maximize on any interim opportunities to increase shareholder value and boost production.

The Company's total shareholder return increased between 2019 and 2020 and peaked in 2021, followed by a minor decrease in 2022, an increase again in 2023, then a more substantial decrease in 2024. Regardless of the year-over-year fluctuations, the Company's total share-price gain since December 31, 2019 constitutes an increase of over 165%.

Equity Incentive Awards

Prior to 2015, the Company used its 2013 stock option plan (the "2013 Option Plan") for the grant of stock options. The Equity Incentive Plan was adopted in January 2015 and amended and re-approved by shareholders in 2018, 2021, 2024 and most recently in 2025 and provides for the award of stock options, SARs, restricted stock and RSUs, deferred share units, performance shares, performance units, and stock-based units, at the discretion of the Board. The 2013 Option Plan was terminated upon adoption of the Equity Incentive Plan, and all stock options previously granted pursuant to the 2013 Option Plan that were then outstanding were incorporated into the Equity Incentive Plan and treated as Awards under the Equity Incentive Plan.

The Equity Incentive Plan describes all of the types of equity compensation that may be awarded by the Board and gives the Board broad discretion with respect to equity grants to all Directors, officers, employees and consultants of the Company.

In 2024, RSUs were granted to all Directors, NEOs, other officers and other senior management personnel, and stock options were granted to the Company's other salaried employees. In addition, Performance-Based Options were granted to all NEOs, other officers and certain other senior management personnel in 2024.

As discussed above, equity awards are granted in consideration of the level of responsibility of the executive, as well as such executive's impact or contribution to the longer-term operating performance of the Company. All equity grants are approved by the Board based on recommendations from the Compensation Committee. Generally, in determining the equity incentive awards to be granted to the NEOs, equity grants are set at competitive levels relative to equity awards granted by the peer group as a percent of base salary, consistent with any equity award targets that may be set out in the NEOs' employment agreements and recognizing the level of experience and seniority of the Company's senior management team, in order to provide incentive to improve the retention of executives. The Board may also account for the Compensation Committee's recommendation to the Board and the Board's assessment of the performance of the Company overall, the Company's specific projects and each NEO's individual contribution to that performance. Equity incentives granted to NEOs may be made subject to specific vesting requirements, which may include vesting over a particular period of time or in response to the achievement of performance-based metrics.

Summary Compensation Table

The following table shows the compensation earned by each of the Company's NEOs over the last three fiscal years. The compensation of the NEOs is paid and reported in U.S. dollars.

Non-Equity Incentive Plan Compensation
Name and Principal Position	Year	Salary (US$)	Share-Based Awards (US$)(1)	Option-Based Awards(2)	Annual Incentive Plans(3)	Long-Term Incentive Plans	Pension Value	All Other Compensation(4)	Total Compensation
Mark S. Chalmers President and CEO	2024 2023 2022	621,456 564,960 528,000	786,034 744,480 594,000	401,898 316,800 1,300,000	607,473 403,896 303,600	Nil Nil Nil	Nil Nil Nil	28,165 30,000 22,250	2,445,027 2,060,136 2,747,850
David C. Frydenlund Executive VP, CLO and Corporate Secretary	2024 2023 2022	446,077 405,524 378,994	470,175 445,318 284,245	240,400 189,497 650,000	359,092 248,497 217,921	Nil Nil Nil	Nil Nil Nil	12,750 12,750 7,952	1,528,493 1,301,586 1,539,112
Tim Carstens Executive VP, Heavy Mineral Sands Operations	2024	111,832(5)	892,130	Nil	64,304	Nil	Nil	Nil	1,068,266
Curtis H. Moore Senior VP, Marketing and Corporate Development	2024 2023 2022	308,000 280,000 218,353	259,072 102,626 79,983	132,287 43,671 80,000	212,520 142,982 62,776	Nil Nil Nil	Nil Nil Nil	13,465 20,302 8,641	925,344 589,581 449,753
Nathan R. Bennett CFO	2024 2023 2022	263,120 228,800 77,753(6)	105,702 44,000 44,000	52,851 22,000 Nil	90,776 57,200 25,000	Nil Nil Nil	Nil Nil Nil	11,132 9,769 Nil	523,581 361,769 146,753

Notes:

(1) The share-based awards were comprised of RSUs, which were granted in 2022 for performance in 2021; in 2023 for performance in 2022; and in 2024 for performance in 2023. The fair value of each RSU award granted was calculated as the higher of (a) the closing trading price on the NYSE American on the last trading day prior to the date of grant of the RSU, and (b) the VWAP on the NYSE American for the five trading days ending on the last trading day prior to the date of grant of the RSU. RSUs granted in 2025 for performance in 2024 are not included in this table. See the "Equity Grants in 2025 for Performance in 2024" table below for RSUs granted in 2025 for performance in 2024.

(2) Option-based awards granted for 2023 were in the form of SARs granted in January 2023 for performance in 2022 (the "2023 SARs"). Each SAR granted in 2023 for performance in 2022 entitles the holder, on exercise, to a payment in cash or Common Shares (at the election of the Company) equal to the difference between the market price of the Common Shares at the time of exercise and the grant price of $7.36 (calculated as the greater of the closing price of the Common Shares on the NYSE American on the trading day prior to the date of grant and the VWAP on the NYSE American for the five trading days ending on the last trading day prior to the date of grant) over a five-year period, but vest only upon the achievement of the following performance goals: as to one-third of the SARs granted upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equalling or exceeding $12.00 for any continuous 90-calendar-day period; as to an additional one-third of the SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equalling or exceeding $14.00 for any continuous 90-calendar-day period; and as to the final one-third of the SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equalling or exceeding $16.00 for any 90-calendar-day period. Further, notwithstanding the foregoing vesting schedule, none of the SARs granted in 2023 may be exercised by the holder for an initial period of one year from the date of grant, the date first exercisable being January 26, 2024. The fair value of the SARs was determined in accordance with FASB ASC Topic 718 by a third-party valuation firm to be $3.45 per SAR, based on a Monte Carlo simulation. The amounts shown in the above table assume the probable outcome of the underlying performance conditions. At maximum performance, the grant date fair values of the awards are:

Name	2023 SARs Granted (#)	Maximum Fair Value ($)
Mark S. Chalmers	91,826	793,377
David C. Frydenlund	54,926	474,561
Curtis H. Moore	12,658	109,365
Nathan R. Bennett	6,376	55,089
Scott A. Bakken	11,709	101,166

In making the foregoing calculations, it was assumed that all of the 2023 SARs vested at the 90-calendar-day VWAP of the Common Shares on the NYSE American of $16.00, resulting in a value of $8.64 per SAR, being $16.00 less the grant price of $7.36 per SAR. The values shown have not been adjusted to reflect that these SARs are subject to forfeiture. No SARs were granted in 2024 for performance in 2023. However, the Performance-Based Options granted in 2024 for performance in 2023 are not included in this table. See the "Equity Grants in 2025 for Performance in 2024" table below for Performance-Based Options granted in 2025 for performance in 2024.

(3) Non-Equity Incentive Plan Compensation: Annual incentive plans are comprised of cash bonuses. Cash bonuses earned in a year by NEOs are based on the performance during that year in accordance with the Company's STIP, as determined and paid in January of the following year. The amounts reflected in this table are the cash bonuses earned in the year shown, notwithstanding that they were paid in January of the following year.

(4) These amounts include retirement savings benefits contributed by the Company under the Company's 401(k) plan, any accrued paid leave remitted upon a termination of employment, and compensation related to automotive vehicles provided to certain qualifying NEOs.

(5) Mr. Carstens was appointed to serve as the Company’s Executive VP, Heavy Mineral Sands, effective as of the Company’s completion of its acquisition of Base Resources on October 2, 2024. Prior thereto, he served as the Managing Director of Base Resources (a function he continues to perform in his current role). Mr. Carstens’ non-prorated salary as of December 31, 2024 was $448,560.

(6) Non-prorated salary as of December 31, 2022 was $220,000.

Pay Versus Performance

This section should be read in conjunction with the full Executive Compensation disclosure, which includes additional discussion of the objectives of the Company's executive compensation program and how it aligns with the Company's financial and operational performance.

Pay Versus Performance Table

The following table presents, for each of the five most recent fiscal years:

  total compensation, as calculated in the Summary Compensation Table, for the President and CEO (also referred to herein as the "Principal Executive Officer") and an average for the other NEOs;
  compensation actually paid ("CAP") to the NEOs, an SEC-prescribed calculation that adjusts total compensation for the items described below and does not equate to realized compensation;
  the Company's cumulative TSR since the last trading day before the earliest year presented;
  the Company's net income; and
  net cash used in the Company's operating activities.
Year	Summary Compensation Table Total for Principal Executive Officer ($)[1]	Compensation Actually Paid to Principal Executive Officer ($)	Average Summary Compensation Table Total for Other Named Executive Officers ($)(2)(3)	Average Compensation Actually Paid to Other Named Executive Officers ($)	Value of Initial Fixed $100 Investment Based on:		Net Income (Loss) ($)	Net Cash Used in Operating Activities ($)
					Total Share- holder Return ($)(4)	Peer Group Total Shareholder Return ($)(4)
2024	2,445,027	1,173,130	1,011,421	747,315	268.59	236.26	(47,841)	43,973
2023	2,060,136	1,056,571	1,175,670	891,365	376.44	280.74	99,756	15,409
2022	2,747,850	1,484,907	686,862	427,754	325.13	224.98	(59,944)	49,702
2021	1,252,750	5,793,092	421,088	1,275,744	399.48	264.62	1,448	29,294
2020	850,750	3,025,346	481,341	521,238	223.04	137.94	(27,872)	32,178
2019					100.00	100.00

Notes:

(1) For the years 2024, 2023, 2022, 2021, and 2020, this is the total compensation, as depicted in the Summary Compensation Table below, for President and CEO, Mr. Chalmers.

(2) For 2024, this is the average total compensation, as depicted in the Summary Compensation Table above, for the Company's NEOs other than Mr. Chalmers, being: David C. Frydenlund, Executive VP, CLO and Corporate Secretary, Curtis H. Moore, Senior VP, Marketing and Corporate Development, Nathan R. Bennett, Chief Accounting Officer/Interim CFO and Timothy J. Carstens, Executive VP, Heavy Mineral Sands Operations. For 2023, this is the average total compensation, as depicted in the Summary Compensation Table above, for the Company's NEOs other than Mr. Chalmers, being: David C. Frydenlund, Executive VP, CLO and Corporate Secretary, Tom L. Brock, CFO through December 31, 2023, John L. Uhrie, Chief Operating Officer through July 14, 2023, Curtis H. Moore, Senior VP, Marketing and Corporate Development, and Scott A. Bakken, VP, Regulatory Affairs. For 2022, this represents the average total compensation for David C. Frydenlund, Executive VP, CLO and Corporate Secretary, Tom L. Brock, CFO, John L. Uhrie, Chief Operating Officer, and Curtis H. Moore, Senior VP, Marketing and Corporate Development. For 2021, this represents the average total compensation for David C. Frydenlund, CFO, General Counsel and Corporate Secretary, Curtis H. Moore, VP, Marketing and Corporate Development, Scott A. Bakken, VP, Regulatory Affairs, and Dee Ann Nazarenus, VP, Human Resources and Administration. For 2020, this represents the average total compensation for David C. Frydenlund, CFO, General Counsel and Corporate Secretary, W. Paul Goranson, Chief Operating Officer, through August 30, 2020, Curtis H. Moore, VP, Marketing and Corporate Development, Scott A. Bakken, VP, Regulatory Affairs, Dee Ann Nazarenus, VP, Human Resources and Administration, and Matthew J. Tarnowski, Chief Accounting Officer and Controller, through October 31, 2020.

(3) For 2023, the average total compensation includes a severance payment made to Mr. Uhrie of $1,069,071 and a severance payment made to Mr. Brock of $1,077,828.

(4) The Company's TSR represents a cumulative total 5-year return based on an initial investment of $100 in Energy Fuels Common Shares beginning on December 31, 2018, as compared with a peer group consisting of Arafura Rare Earths Ltd, Boss Resources, Cameco, Deep Yellow Ltd., Denison Mines, Eramet S.A., GoviEx Uranium, Iluka Resources Limited, Image Resources, Kenmare Resources plc, Lynas Rare Earth Ltd., MP Materials Corp, Neo Performance Materials, NexGen Energy, Fission, Paladin Energy, Peninsula Energy, Rare Element Resources Ltd., Texas Mineral Resources Corp., Tronox Holdings Plc, Ucore Rare Metals Inc., Uranium Energy Corp, and Ur-Energy. The closing prices of Energy Fuels' Common Shares on December 31, 2024, 2023, 2022, 2021 and 2020 (or the last trading day prior thereto) were $5.13, $7.19, $6.21, $7.63 and $4.26, respectively.

To calculate CAP to the President and CEO and the average CAP to the other NEOs, the following amounts were deducted from and added to total compensation, as depicted in the Summary Compensation Table:

Year	Summary Compensation Total ($)	Deductions		Additions
		Amounts Reported in the Summary Compensation Table for Stock Awards ($)	Aggregate Change in Value of Accumulated Benefits Under Pension Plan and ESSRP ($)	Fair Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology (1) ($)	Value of Service Cost and Prior Service Cost Attributable to the Executive Under the Pension Plan ($)	Compensation Actually Paid(1) ($)
Principal Executive Officer
2024	2,445,027	1,187,933	Nil	(83,964)	Nil	1,173,130
2023	2,060,136	1,061,280	Nil	57,715	Nil	1,056,571
2022	2,747,850	1,894,000	Nil	631,057	Nil	1,484,907
2021	1,252,750	510,000	Nil	5,050,342	Nil	5,793,092
2020	850,750	190,000	Nil	2,364,596	Nil	3,025,346
Average for other NEOs
2024	1,011,421	538,154	Nil	274,048	Nil	747,315
2023	1,175,670(2)	351,311	Nil	67,006	Nil	891,365(2)
2022	686,862	349,708	Nil	90,600	Nil	427,754
2021	421,088	123,521	Nil	978,177	Nil	1,275,744
2020	481,341(3)	70,065	Nil	109,962	Nil	521,238(3)

Notes:

(1) For 2024, the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology for the Principal Executive Officer was calculated as $755,418 for awards granted during the year that remain unvested, less a decrease of $851,075 for changes in the fair value for awards granted in prior years that remain unvested, plus an increase of $11,694 for RSU awards that vested during the year due to an increase in the share price from $7.19 on December 31, 2023 to the vested share price of $7.30 on January 27, 2024, totaling a net decrease for the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology during 2024 of $83,964. The Compensation actually paid to the Principal Executive Officer in 2024 using the SEC's CAP methodology was then calculated as the Principal Executive Officer's Total Compensation for 2024 as set out in the Summary Compensation Table, less the amount reported in the Summary Compensation Table for Stock Awards made to the Principal Executive Officer, plus the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology. This resulted in Compensation Actually Paid to the Principal Executive Officer in 2024 of $1,173,130. For 2023, the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology for the Principal Executive Officer was calculated as $1,001,843 for awards granted during the year that remain unvested, less a decrease of $1,084,552 for changes in the fair value for awards granted in prior years that remain unvested, plus an increase of $140,673 for RSU awards that vested during the year due to an increase in the share price from $6.21 on December 31, 2022 to the vested share price of $7.54 on January 27, 2023, totaling a net amount for the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology during 2023 of $57,715. The Compensation actually paid to the Principal Executive Officer in 2023 using the SEC's CAP methodology was then calculated as the Principal Executive Officer's Total Compensation for 2023 as set out in the Summary Compensation Table, less the amount reported in the Summary Compensation Table for Stock Awards made to the Principal Executive Officer, plus the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology. This resulted in Compensation Actually Paid to the Principal Executive Officer in 2023 of $1,056,571. For 2022, the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology for the Principal Executive Officer was calculated as $1,840,035 for awards granted during the year that remain unvested, less a decrease of $936,552 for changes in the fair value for awards granted in prior years that remain unvested, less a decrease of $272,426 for RSU awards that vested during the year due to a decrease in the share price from $7.63 on December 31, 2021 to the vested share price of $5.65 on January 27, 2022, totaling a net amount for the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology during 2022 of $631,057. The Compensation actually paid to the Principal Executive Officer in 2022 using the SEC's CAP methodology was then calculated as the Principal Executive Officer's Total Compensation for 2022 as set out in the Summary Compensation Table, less the amount reported in the Summary Compensation Table for Stock Awards made to the Principal Executive Officer, plus the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology. This resulted in Compensation Actually Paid to the Principal Executive Officer in 2022 of $1,484,907. For 2021, the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology for the Principal Executive Officer was calculated as $1,000,331 for awards granted during the year that remain unvested, plus an increase of $1,281,388 for changes in the fair value for awards granted in prior years that remain unvested, plus an addition of $2,768,623 for awards that vested during the year, nearly all of which were related to SARs with an exercise price of $2.92 whereby the share price was $7.14 on March 17, 2021 for the vesting of the first tranche and $9.77 on November 3, 2021 for the vesting of the second tranche, totaling $5,050,342, resulting in Compensation Actually Paid to the Principal Executive Officer using this methodology of $5,793,092 for 2021. For 2020, the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology for the Principal Executive Officer was calculated as $461,588 for awards granted during the year that remain unvested, plus an increase of $1,950,026 for changes in the fair value for awards granted in prior years that remain unvested, less a decrease of $47,018 for awards that vested during the year due to a decrease in the share price from $1.91 on December 31, 2019 to the vested share price of $1.61 on January 27, 2020, totaling $2,364,596, resulting in Compensation Actually Paid to the Principal Executive Officer using this methodology of $3,025,346 for 2020. For 2024, the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology for the average of other NEOs was calculated as $408,092 for awards granted during the year that remain unvested, less a decrease of $136,228 for changes in the fair value for awards granted in prior years that remain unvested, plus an increase of $2,185 for RSU awards that vested during the year due to an increase in the share price from $7.19 on December 31, 2023 to the vested share price of $7.30 on January 27, 2024, totaling $274,048, resulting in Compensation Actually Paid to the average of other NEOs using this methodology of $747,315 for 2024. For 2023, the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology for the average of other NEOs was calculated as $170,258 for awards granted during the year that remain unvested, less a decrease of $103,161 for changes in the fair value for awards granted in prior years that remain unvested, plus an increase of $31,600 for RSU awards that vested during the year due to an increase in the share price from $6.21 on December 31, 2022 to the vested share price of $7.54 on January 27, 2023, less $31,692 for awards granted in prior years that did not meet the applicable vesting conditions during the year, totaling $67,006, resulting in Compensation Actually Paid to the average of other NEOs using this methodology of $891,365 for 2023. For 2022, the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology for the average of other NEOs was calculated as $344,901 for awards granted during the year that remain unvested, less a decrease of $201,080 for changes in the fair value for awards granted in prior years that remain unvested, less a decrease of $53,222 for RSU awards that vested during the year due to a decrease in the share price from $7.63 on December 31, 2021 to the vested share price of $5.65 on January 27, 2022, totaling $90,600, resulting in Compensation Actually Paid to the average of other NEOs using this methodology of $427,754 for 2022. For 2021, the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology for the average of other NEOs was calculated as $242,273 for awards granted during the year that remain unvested, plus an increase of $404,704 for changes in the fair value for awards granted in prior years that remain unvested, plus an addition of $331,200 for awards that vested during the year , nearly all of which were related to SARs with an exercise price of $2.92 whereby the share price was $7.14 on March 17, 2021 for the vesting of the first tranche and $9.77 on November 3, 2021 for the vesting of the second tranche, totaling $978,177, resulting in Compensation Actually Paid to the average of other NEOs using this methodology of $1,275,744 for 2021. For 2020, the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology for the average of other NEOs was calculated as $150,188 for awards granted during the year that remain unvested, plus an increase of $205,953 for changes in the fair value for awards granted in prior years that remain unvested, less a decrease of $15,249 for awards that vested during the year due to a decrease in the share price from $1.91 on December 31, 2019 to the vested share price of $1.61 on January 27, 2020, less a reduction of $230,930 for awards that were forfeited during the year, totaling $109,962, resulting in Compensation Actually Paid to the average of other NEOs using this methodology of $521,238 for 2020.

(2) This amount includes a severance payment made to Mr. Uhrie of $1,069,071 and a severance payment made to Mr. Brock of $1,077,828, each in connection with their terminations of employment, "without just cause" as defined in their Employment Agreements, in 2023.

(3) This amount includes severance payments of $803,925 paid to Mr. William Paul Goranson and $184,000 paid to Mr. Matthew Tarnowski, each in connection with their termination of employment in 2020.

The fair value of Common Share awards includes the value of RSU awards, performance-based SAR awards and Performance-Based Options granted as of December 31, 2024. The measurement date fair value of RSU awards was determined based on the higher of (i) the five-day VWAP of the Company's Common Shares on the NYSE American ending on the trading day immediately prior to the date of grant, and (ii) the market closing price of the Company's Common Shares on the NYSE American on the trading day immediately prior to the date of grant.

The SAR awards include three (3) tiered, market-based vesting components that require the sustained retention of set Common Share values, each over a 90-calendar-day period within the grant's five-year term. While market-based, the SARs are nonetheless viewed as performance-based instruments because they only vest upon the achievement of performance goals designed to significantly increase TSR, which the Company directly links to management's performance in developing, implementing and growing its initiatives, all while balancing compensation incentives with risk management. The measurement date fair value of the market-based component of the performance share awards was determined using a Monte Carlo fair value simulation model incorporating the assumptions outlined below.

Grant Year	2019
Measurement Date	12/31/2019	12/31/2020	12/31/2021	12/31/2022	12/31/2023

Risk-free interest rate	1.7%	0.2%	0.7%	4.7%	5.6%
Expected term (in years)	4.1	3.1	2.1	1.1	0.1
Expected volatility	65.0%	72.5%	85.0%	80.0%	57.5%
Dividend yield	0%	0%	0%	0%	0%

Grant Year	2022			2023
Measurement Date	12/31/2022	12/31/2023	12/31/2024	12/31/2023	12/31/2024

Risk-free interest rate	4.1%	4.0%	4.3%	3.9%	4.3%
Expected term (in years)	4.1	3.1	2.1	4.1	3.1
Expected volatility	82.5%	57.5%	62.5%	57.5%	62.5%
Dividend yield	0%	0%	0%	0%	0%

The Performance-Based Option awards are set at a 10% premium to the higher of (i) the VWAP of the Common Shares of the Company on the NYSE American for the five trading days ending on the last trading day prior to the date of the meeting when granted, and (ii) the closing price of the common shares of the Company on the NYSE American on the last trading day prior to the date of such meeting.The measurement date fair value of the market-based component of the performance share awards was determined using a Black Scholes fair value simulation model incorporating the assumptions outlined below.

Grant Year	2024
Measurement Date	12/31/2024

Risk-free interest rate	4.3%
Expected term (in years)	2.5
Expected volatility	56.1%
Dividend yield	0%

Compensation Actually Paid Versus Financial Performance Measures

The following disclosure summarizes the relationship between each of the financial performance measures in the pay versus performance table above and CAP to our President and CEO and, on average, to our other NEOs, for each of the five years ended December 31, 2024, 2023, 2022, 2021 and 2020.

Relationship Between Executive Compensation Actually Paid and the Cumulative Total Shareholder Return Over the Last Five Years

Over the last five years spanning December 31, 2019 through December 31, 2024, the Company’s increase in TSR was 168.59% (an increase from $100.00 to $268.59 over that time period) compared to an increase of 136.26% (an increase from $100.00 to $236.26) for the Company’s uranium peers. The Company’s stronger performance relative to the Company is particularly noteworthy due to the fact that during that time period the Company has not only focused on maintaining a strong position in the uranium market but has also diversified into other commodities (most particularly HMS and REEs) to provide more protection in down uranium markets. A 168.59% TSR over a five-year period with the added diversification into other commodities besides uranium, particularly compared to a lesser performance by the Company’s peer group as a whole during the same period, is viewed by the Company as significantly positive and was therefore taken into account, along with other factors, in connection with the increases in total compensation paid to the Company’s President and CEO and other NEOs in 2024 compared to 2023. Other factors that contributed to increases in compensation levels for the President and CEO and other NEOs of the Company over the last five years were: the increase in the market capitalization of the Company and an increase in the size of other companies in the Company’s peer group used for compensation decisions; and the success of the Company in a number of its initiatives, as more particularly set forth in the 2024 Subjective Factors described under 2024 STIP Goals and Performance, above.

Relationship Between Executive Compensation Actually Paid and Net Income Over the Last Five Years

The Company is in an industry that is heavily dependent on the prices of uranium, certain REEs, HMS, vanadium and radioisotopes. When these commodity prices are high, development, extraction, production and related operations can be ramped up and in full swing. However, when commodity prices are low, operations and other development activities are generally curtailed, and properties and facilities are placed on standby or are potentially shut down. During periods of low commodity prices, which the Company has experienced in varying degrees over the last several years, and with projects in the development and permitting stages, industry participants can face negative cashflows and losses and are often tasked with minimizing those negative cashflows and losses, while at the same time maintaining their valuable assets in a state of readiness for a ramp-up when commodity prices recover, and in the case of the Company growing and diversifying its asset base. As a result of this heavy reliance on commodity prices and large fluctuations in cashflows and income and losses, typical performance metrics, such as net income or loss, earnings per share, revenue growth, and earnings before interest, taxes, depreciation and amortization, etc. are not always meaningful to the Company at this stage in its growth and development. Further, the Company's share price and TSR are heavily impacted by commodity price changes and expectations of future commodity price changes, which are often unrelated to net income and other typical performance measures for companies whose operations are on standby or in a negative cash-flow growth/diversification mode. As a result, the CAP to the CEO and other NEOs can be heavily influenced by the impact of share price fluctuations on unvested securities, which can often outweigh any impacts that changes in net income and other typical performance metrics may have on CAP.

For example, net income (loss) for the Company is currently not a meaningful metric to measure against the compensation of our President and CEO and other NEOs. After an uptick in 2019, uranium prices were low during most of the period 2020 through mid-2023, so the Company, along with its uranium peers, had to manage negative cash flows and losses during such period. Although uranium prices rose again in 2022 and 2023, and the Company has been rehabilitating and developing a number of its standby mines for future production, resulting in three coming back into production commencing in late 2023, the majority of such rehabilitation and development expenses have been required to be expensed, rather than capitalized, because the Company has not had any mineral reserves, under U.S. definitions, at the majority of its standby uranium mines (with the Pinyon Plain mine being the sole exception). In addition, the Company has been required to expense a portion of its development expenses for its REE initiative over those years. Further, spot uranium prices have generally been declining since early February 2024, which has impacted uranium property development activities and profits from uranium mining in 2024.

These factors resulted in approximately $27.8 million in net losses for the Company in 2020. The Company had net income of approximately $1.5 million in 2021, due primarily to the sale of several of its non-core properties to Consolidated Uranium Inc. ("CUR," which merged into IsoEnergy Limited in late 2023) during that year. However, that net income did not directly factor into any compensation decisions, as it was not considered by the Company to represent recurring net income. During 2022, the Company had a net loss of approximately $59.9 million, which also did not directly factor into compensation decisions. This is because approximately $16.90 million of that loss was due to a non-cash mark-to-market loss on investments accounted for at fair value due primarily to a decrease in the market price of our CUR shares over 2022. In addition, the Company faced increased expenses associated with significantly advancing our uranium, REE and radioisotope initiatives in 2022, including: preparing four of our uranium mines for production; development expenses associated with developing commercial REE separation capabilities, in addition to our existing mixed RE Carbonate commercial production capabilities; expenses associated with advancing our medical isotope initiatives; increased transaction expenses arising from costs associated with acquiring our Bahia Project in Brazil, and costs associated with the sale of our now former Alta Mesa Project in Texas; and increased other selling, general and administrative expenses associated with significant additions to executive and management/supervisory personnel, enhanced business processes, and other general and administrative expenses required to support all these increased levels of activity. Further, a number of transactions, including the sale of the Company's Alta Mesa Project, resulted in expenses in 2022, followed by a significant gain of $119.26 million in 2023 due to the respective sales of the Alta Mesa project and the transaction's underlying Convertible Note, which ultimately resulted in net income in 2023 of $99.76 million. During 2024, the Company incurred a net loss of $47.84 million primarily due to one-time transaction and integration costs that totaled $10.34 million related to the acquisition of Base Resources and the Donald Project Joint Venture, recurring operating expenses, and additional operating expenses associated with the increased headcount of retained Base Resources employees and Kwale HMS mine reclamation costs. As a result of all these factors, in our case, net income is not considered to be an appropriate metric to compare directly against compensation decisions for the Company's President and CEO and other NEOs due to its variability from year to year.

To address the Company's inability to rely on typical performance metrics, such as net income or loss, earnings per share, revenue growth, and earnings before interest, taxes, depreciation and amortization, etc., the Company implemented its STIP in January 2016 and its LTIP in January 2018, which as discussed in more detail above, are intended to set out meaningful performance criteria tailored specifically to the Company, in light of the general inability to rely on more standard performance indicators. The STIP sets short-term performance goals each year that are tied primarily to the Company meeting its annual budget, as set by the Board, as well as the objectives over the year as set out in the Company's long-term strategic plan. Cash bonuses for NEOs are awarded each year based on performance relative to the STIP performance goals for the year, as determined by the Board in January of the following year.

As also discussed in more detail above, the LTIP sets long-term performance goals each year tailored specifically to the Company that have implications beyond the current year. Equity awards for NEOs are awarded for each year based on performance relative to the LTIP performance goals for the year, as determined by the Board in January of the following year.

Relationship Between Executive Compensation Actually Paid and Net Cash Used in Operating Activities Over the Last Five Years

Although the Company does not rely on net cash used in operating activities, per se, in its compensation decisions, one of the performance goals in the Company's STIP over the last several years has been related to Net Recurring and Discretionary Cash Flows, which can be similar to Net cash used in operating activities. STIP performance goals are typically set to ensure that management meets the Company's budget expectations. Compensation decisions are based in part on how well management manages the Company's annual budget to maintain Net Recurring and Discretionary Cash Flows within budget while achieving the budgeted initiatives. Net cash used in operating activities was approximately $32.2 million and $29.3 million in 2020 and 2021 but increased to approximately $49.7 million in 2022, which is consistent with increased budgeted Net Recurring and Discretionary Cash Flows in 2022 compared to previous years as a result of increased budgeted initiatives in 2022 relative to previous years. In 2023, net cash used in operating activities was $15.4 million, which was consistent with net Recurring Cash Outflows of $20.3 million. In 2024, net cash used in operating activities was $44.0 million, which was consistent with Recurring Cash Outflows and Discretionary Cash Flows of $47.6 million.

Performance Measures

As described in detail above, the performance measures which we believe are most important and are used in our STIP and LTIP in determining compensation paid to each of our NEOs are generally applied equally across each NEO, recognizing the need for all top executives to focus primarily on working as a team to achieve the objective corporate goals set out for the Company in a given year and on a long-term basis. In 2024, Messrs. Chalmers, Frydenlund Moore, Bennett and Carstens were considered NEOs of the Company. Only the NEOs and other officers of the Company were subject to the STIP and LTIP in 2024.

Included in the table below are the most important performance measures used to link compensation actually paid to Company performance, by NEO, for the year ended December 31, 2024.

Named Executive Officer	Total Shareholder Return(1)	Total Recurring and Non-Recurring Cash Flow(2)	Working Capital(3)	Company satisfies specified milestones for advancement of REE initiative(4)	Company satisfies specified milestones for advancement of radioisotope initiative(5)	Company secures additional activities expected to result in Net Cash Increment to Company beyond 2024(6)	Company obtains specified permitting milestones(7)	Company satisfies specified milestones for Mining Activities(8)
Mark Chalmers	✓	✓	✓	✓	✓	✓	✓	✓
David Frydenlund	✓	✓	✓	✓	✓	✓	✓	✓
Curtis Moore	✓	✓	✓	✓	✓	✓	✓	✓
Nathan Bennett	✓	✓	✓	✓	✓	✓	✓	✓
Tim Carstens	✓	✓	✓	✓	✓	✓	✓	✓

Notes:

(1) For more on this performance measure, refer to the Performance Graph “Comparison of 5-Year Cumulative Total Return” and 2024 LTIP Goals and Performance, “Total Shareholder Return Performance,” above.

(2) For more on this performance measure, refer to 2024 STIP Goals and Performance, “Total Recurring and Non-Recurring Cash Flow, plus Minimum Liquid Working Capital Balance,” above."

(3) For more on this performance measure, refer to 2024 STIP Goals and Performance, “Total Recurring and Non-Recurring Cash Flow, plus Minimum Liquid Working Capital Balance,” 2024 LTIP Goals and Performance, “Secure Additional Activities that are Expected to Result in a Net Cash Increment to the Company Beyond 2024,” and the STIP and LTIP subjective component, “Strong Working Capital Position,” above."

(4) For more on this performance measure, refer to 2024 STIP Goals and Performance, “ESG Goal: Advance REE Initiative” and “ESG Goal: Advance South Bahia Project,” 2024 LTIP Goals and Performance, “ESG Goal: Advance Long Term REE Initiatives” and the STIP and LTIP subjective components, “M&A Activity,” “Advancing Toliara,” “Advancing Toward FIC for Donald Project,” “REE Program Advancement” and “Expanded the Management Team,” above.

(5) For more on this performance measure, refer to 2024 STIP Goals and Performance, “ESG Goal: Advance TAT Development and Permitting,” and the STIP and LTIP subjective components, “M&A Activity,” and “TAT Program” and “Expanded the Management Team,” above.

(6) For more on this performance measure, refer to 2024 LTIP Goals and Performance, “Secure Additional Activities that are Expected to Result in a Net Cash Increment to the Company Beyond 2024” and the STIP and LTIP subjective component, “Uranium Sales,” above.

(7) For more on this performance measure, refer to 2024 LTIP Goals and Performance, “Scalability of Production” and the STIP and LTIP subjective component, “Permitting,” above.

(8) For more on this performance measure, refer to 2024 STIP Goals and Performance, “Uranium Mining and Production,” “Advance Development at Nichols Ranch,” 2024 LTIP Goals and Performance, “Expand Uranium Resource Base,” and the STIP and LTIP subjective components, “Uranium and Uranium/Vanadium Mining,” “Navajo Nation Discussions,” “Development Activities” and “Permitting,” above.

Equity Grants in 2025 for Performance in 2024

Under the Company's LTIP and standard corporate practices, equity awards were made in January 2025 for performance during 2024, based on satisfaction of the various performance goals set out in the LTIP for 2024 for the NEOs and applying established bonus and equity thresholds that correspond to the individuals' respective employment classifications, as discussed above, for any other NEOs and salaried Company employees. See "Long-Term Incentives - Equity Compensation" in the Company's Compensation Analysis and Discussion, above. The following share-based equity grants (made in RSUs) and option-based equity grants (made in Performance-Based Options) were made in January 2025 for performance in 2024 and are not included in the Summary Compensation Table, above, which includes only equity grants made during the relevant fiscal years.

Name and Principal Position	Share Based Awards(1)	Option Based Awards(2)
Mark S. Chalmers President and CEO	922,862	372,874
David C. Frydenlund Executive VP, CLO and Corporate Secretary	552,020	223,038
Curtis H. Moore Senior VP, Marketing and Corporate Development	285,863	115,500
Nathan R. Bennett CFO	146,525	59,202
Timothy J. Carstens Executive VP, Heavy Mineral Sands Operations	570,663	285,331

Notes:

(1) The share-based awards were comprised of RSUs, which were granted in 2025 for performance in 2024, and which will appear in the Summary Compensation Table in the Proxy Statement Filed in 2026 as compensation for 2025. The fair value of each RSU award granted was calculated as the higher of (a) the closing trading price of the Common Shares on the NYSE American on the last trading day prior to the date of grant of the RSU, or (b) the VWAP of the Common Shares on the NYSE American for the five trading days ending on the last trading day prior to the date of grant of the RSU.

(2) Option-based awards granted in 2025 were in the form of Performance-Based Options (i.e., having a strike price set at a 10% premium to the FMV at the time of grant) granted in January 2025 for performance in 2024, and which will appear in the Summary Compensation Table in the Proxy Statement filed in 2026 as compensation for 2025. Each Performance-Based Option granted in 2025 for performance in 2024, which has vested, entitles the holder, on exercise, to be issued a fully paid and non-assessable Common Share of the Company. The fair value of each Performance-Based Option award granted, being $2.2939/Performance-Based Option, was calculated using the Black Scholes valuation model. The Performance Based Options granted in 2025 are subject to a term of five years and vest as to 50% one year from the date of grant and as to 50% two years from the date of grant.

CEO Pay Ratio

We have prepared the ratio of annual total compensation of our CEO, to the median of the annual total compensation of all our employees, excluding the CEO. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2024, the median of the annual total compensation (comprised of the 2024 base salary, 2024 equity granted, and 2024 cash bonus earned) of all employees of the Company and its consolidated subsidiaries (other than Base Resources), excluding the CEO was $154,000. The annual total compensation of Mark Chalmers, the CEO, was $2,445,027 for 2024, which is the amount reported for Mr. Chalmers in the "Total Compensation" column of the Summary Compensation Table, above. As a result, for 2024, the ratio of annual total compensation of our CEO, to the median of annual total compensation of all employees of the Company and its consolidated subsidiaries, other than the CEO, was approximately 15.88 to 1.

In calculating the median of the annual total compensation of all our employees, excluding the CEO, we identified the Company's "median employee" by reviewing the consistently applied compensation measure of annual cash base salary, per payroll records, for all our employees, including the Company's consolidated subsidiaries (other than Base Resources), as of December 31, 2024, which concluded the last pay period for the 2024 fiscal year. In accordance with SEC rules, we have excluded 1,160 employees who were employed by Base Resources as of its acquisition date of October 2, 2024. All the Company's full-time and part-time employees were included in the calculation and adjustments were made to annualize base salary for any permanent employees not employed by the Company for the entire fiscal year or any unpaid leave during the fiscal year. We used the annual cash base salary as our consistently applied compensation measure as it represents the primary compensation component paid to all our employees each fiscal year. Once the median employee was identified, we then calculated the median employee's total compensation for 2024 in accordance with the rules for calculating total compensation for the Summary Compensation Table. The CEO was excluded from these calculations.

This pay ratio is an estimate calculated in a manner consistent with SEC rules based on the Company's payroll and employment records and the methodology described above. SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by the Company in calculating their pay ratio. As such, the pay ratio reported by other companies may not be comparable to the pay ratio as reported above.

Incentive Plan Awards

The tables below show, as of December 31, 2024: (a) all grants of plan-based equity awards made to NEOs in 2024 (whether or not earned in that year); (b) the number of Options held by NEOs that were exercised in 2024 and the number of Common Share-based awards held by NEOs that vested in 2024; (c) the number of Options, Performance-Based Options and RSUs outstanding for each NEO and their value based on the closing price of Common Shares on the NYSE American on December 31, 2024; and (d) all grants of cash-based awards/bonuses earned by NEOs in 2024 (whether or not made in that year).

Grants of Plan-Based Awards(5)

Name	Grant date		Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities under- lying options (#)	Exercise or base price of option awards (#/Sh)	Grant date fair value of stock and option awards ($)
		Award Type	Thre shold ($)	Target ($)	Max ($)	Thre shold (#)	Target ($)	Max ($)
Mark S. Chalmers		Cash(1)	0	528,238	792,356	-	-	-	-	-	-	-
	1/25/24	RSU(2)	-	-	-	0	745,747	1,118,621	-	-	-	660,190
	1/25/24	Performance-Based Option(3)	-	-	-	-	-	-	-	94,118	7.48	338,976
	12/12/24	RSU(2)(4)	-	-	-	-	-	-	-	-	-	125,845
	12/12/24	Performance-Based Option(3)(4)	-	-	-	-	-	-	-	21,970	7.24	62,922
David C. Frydenlund		Cash(1)	0	312,252	468,381	-	-	-	-	-	-	-
	1/25/24	RSU(2)	-	-	-	0	446,077	669,115	-	-	-	394,899
	1/25/24	Performance-Based Option (3)	-	-	-	-	-	-	-	56,297	7.48	202,762
	12/12/24	RSU(2)(4)	-	-	-	-	-	-	-	-	-	75,275
	12/12/24	Performance-Based Option(3)(4)	-	-	-	-	-	-	-	13,142	7.24	37,638
Curtis H. Moore		Cash(1)	0	184,800	277,200	-	-	-	-	-	-	-
	1/25/24	RSU(2)	-	-	-	0	231,000	346,500	-	-	-	204,498
	1/25/24	Performance-Based Option(3)	-	-	-	-	-	-	-	29,153	7.48	105,000
	12/12/24	RSU(2)(4)	-	-	-	-	-	-	-	-	-	54,574
	12/12/24	Performance-Based Option(3)(4)	-	-	-	-	-	-	-	9,528	7.24	27,287
Nathan R. Bennett		Cash(1)	0	78,936	118,404	-	-	-	-	-	-	-
	1/25/24	RSU(2)	-	-	-	0	118,404	177,606	-	-	-	45,760
	1/25/24	Performance-Based Option(3)	-	-	-	-	-	-	-	6,352	7.48	22,880
	12/12/24	RSU(2)(4)	-	-	-	-	-	-	-	-	-	59,942
	12/12/24	Performance-Based Option(3)(4)	-	-	-	-	-	-	-	10,465	7.24	29,971
Timothy J. Carstens		Cash(6)		224,280	336,420							-
	10/2/24	RSU(2)(6)	-	-	-	0	-	-	-	-	-	892,130

Notes:

(1) Annual Incentive Awards for Fiscal 2024 Performance: Cash, includes the potential range of 2024 annual incentive awards as described in the Compensation Discussion and Analysis. The actual amount earned for fiscal 2024 performance is reported under the "Non-Equity Incentive Plan Compensation" column in the Summary Compensation Table.

(2) Long-Term Incentive Awards: Restricted Stock Units, includes the potential range of number of RSUs granted in fiscal 2024, based on an RSU grant price of $7.48 per RSU and on 2023 performance, under the Company's LTIP as described in the Compensation Discussion and Analysis. The actual value of RSUs granted in fiscal 2024, based on 2023 performance, is reported under the Share Based Awards column in the Summary Compensation Table. RSUs granted in 2025 for performance in 2024 are reported under the Equity Grants in 2025 for Performance in the table, above.

(3)  All other Option Awards: Performance-Based Options, discretionary and not subject to the Company's STIP or LTIP. Performance-Based Options granted in 2024 were for performance in 2023.

(4) On December 12, 2024, the Board approved a special transaction bonus relating to the Base Resources acquisition. The Special Bonus was awarded in the form of RSU, stock option and performance-based stock option grant values to the Energy Fuels management employees who had been involved in the Base Resources acquisition. See "Special Transaction Bonus" above for a discussion regarding these awards.

(5) Information on the terms of these awards is described under "Elements of Compensation" in the Compensation Discussion and Analysis. See "Employment Agreements and Termination and Change of Control Benefits" below for a discussion of how equity awards are treated under various termination scenarios.

(6)  Target Annual Incentive Plan Awards and Long-Term Incentive Awards calculated on Mr. Carsten's salary as of December 31, 2024 ($448,560).

Option Exercises and Stock Vested

Name	Award Type	Option Awards		Stock Awards

		Number of shares acquired on exercise (#)	Value realized on exercise ($)(2)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(1)
Mark S. Chalmers	RSUs	-	-	106,305	776,027
David C. Frydenlund	RSUs	-	-	60,056	438,409
	SARs	195,028	1,552,423	-	-
Curtis H. Moore	RSUs	-	-	14,891	108,704
Nathan R. Bennett	RSUs	-	-	4,495	32,814

Notes:

(1) The value realized on the vesting of RSUs is the closing market price of the underlying Common Shares on the vesting date, which was $7.30, multiplied by the number of RSUs vested.

(2) Represents totals prior to applicable tax withholding adjustments.

Outstanding Share-Based Awards and Option-Based Awards

Option-Based Awards						Share-Based Awards
Name	Number of Securities Under- lying Unexer-cised Options (#) Exercis- able(1)	Number of Securities Under-lying Unexer- cised Options (#) Unexer- cisable(1)	Number of Securities Underlying Unexercised Unearned Options (#)(1)	Option Exer- cise Price (1)	Option Expir- ation Date(1)	Number of Shares or Units of Shares that Have Not Vested (#) (2)	Market Value of Share- Based Awards that Have Not Vested(3)	Number of Un-earned Share- Based Awards that Have Not Vested (#)	Market or Payout Value of Unearned Share- Based Awards that Have Not Vested
Mark S. Chalmers	Nil	21,970	21,970	7.25	12/11/2029	180,884	927,935	Nil	Nil
	Nil	94,118	94,118	8.23	1/24/2029	-	-	-	-
	Nil	91,826	91,826	7.36	1/26/2028	-	-	-	-
	Nil	361,111	361,111	6.47	1/25/2027	-	-	-	-
David C. Frydenlund	Nil	13,142	13,142	7.25	12/11/2029	105,453	540,974	Nil	Nil
	Nil	56,297	56,297	8.23	1/24/2029	-	-	-	-
	Nil	54,926	54,926	7.36	1/26/2028	-	-	-	-
	Nil	180,555	180,555	6.47	1/25/2027	-	-	-	-
Curtis H. Moore	Nil	9,528	9,528	7.25	12/11/2029	45,683	234,354	Nil	Nil
	Nil	29,153	29,153	8.23	1/24/2029	-	-	-	-
	Nil	12,658	12,658	7.36	1/26/2028	-	-	-	-
	Nil	22,222	22,222	6.47	1/25/2027	-	-	-	-
Nathan R. Bennett	Nil	10,465	10,465	7.25	12/11/2029	19,710	101,112	Nil	Nil
	Nil	6,352	6,352	8.23	1/24/2029	-	-	-	-
	Nil	6,376	6,376	7.36	1/26/2028	-	-	-	-
Timothy J. Carstens	Nil	-	-	-	-	159,594	818,717	Nil	Nil

Notes:

(1) This table reports holdings as of December 31, 2024. The number of securities listed in column 1 (Name column excluded) is comprised of unvested SARs from SARs granted on January 25, 2022 (the "2022 SARs"), the 2023 SARs and Performance-Based Options. Each 2022 SAR outstanding entitles the holder, on exercise, to a payment in cash or shares (at the election of the Company) equal to the difference between the market price of the Common Shares at the time of exercise and $6.47 (the market price at the time of grant) over a five-year period, but vest only upon the achievement of the following performance goals: as to one-third of the 2022 SARs granted upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $12.00 for any continuous 90-calendar-day period; as to an additional one-third of the 2022 SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $14.00 for any continuous 90-calendar-day period; and as to the final one-third of the 2022 SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $16.00 for any continuous 90-calendar-day period. None of the 2022 SARs had vested as of December 31, 2024. Each 2023 SAR outstanding entitles the holder, on exercise, to a payment in cash or shares (at the election of the Company) equal to the difference between the market price of the Common Shares at the time of exercise and $7.36 (the market price at the time of grant) over a five-year period, but vest only upon the achievement of the same performance goals applying to the 2022 SARs. None of the 2023 SARs had vested as of December 31, 2024. Each Performance-Based Option granted has an exercise price set to at a 10% premium to the higher of (i) the VWAP of the Common Shares of the Company on the NYSE American for the five trading days ending on the last trading day prior to the date of the meeting when granted, and (ii) the closing price of the common shares of the Company on the NYSE American on the last trading day prior to the date of such meeting. Performance-Based Options were granted on January 25, 2024 with an exercise price of $8.23 and December 12, 2024 with an exercise price of $7.25. None of the Performance-Based Options had vested as of December 31, 2024.

(2) While the January 2025 grants of Performance-Based Options discussed above were earned in 2024, they had not yet been awarded as of December 31, 2024 and, as such, the 2025 Performance-Based Options are not reflected in the Number of Securities Underlying Unexercised Options as of December 31, 2025.

(3) The share-based awards as of December 31, 2024 were comprised of RSUs, which were granted during 2022, 2023 and 2024. One half of the RSUs vest on January 27th on or following the first anniversary of the date of grant, another 25% vest on January 27th on or following the second anniversary of the date of grant and the remaining 25% vest on January 27th on or following the third anniversary of the date of grant. Upon vesting, each RSU entitles the holder thereof to one Common Share without the payment of any additional consideration.

(4) The Market or Payout Value of Share-Based Awards that Have Not Vested is determined as the number of unvested RSUs as of December 31, 2024 multiplied by the closing price of the Common Shares on the NYSE American as of December 31, 2024 ($5.13).

Incentive Plan Awards - Value Vested or Earned

Name	Option-Based Awards - Value Vested During the Year(1)	Share-Based Awards - Value Vested During the Year(2)	Non-Equity Incentive Plan Compensation - Value Earned During the Year(3)
Mark S. Chalmers	Nil	776,027	607,473
David C. Frydenlund	Nil	438,409	359,092
Curtis H. Moore	Nil	108,704	212,520
Nathan R. Bennett	Nil	32,814	90,776
Timothy J. Carstens	Nil	Nil	64,303

Notes:

(1) No SARs or Performance-Based Options vested during 2024.

(2) These values are calculated as the number of RSUs that vested in 2024 multiplied by the closing price of the Common Shares on the NYSE American as of December 31, 2024, being the last trading day of the year, of $5.13 per Common Share.

(3) These values constitute the cash bonuses earned in 2024 and paid in February 2025.

Company Policies and Practices Relating to the Grant of Equity Awards

The Company maintains strict conformance with its Insider Trading Policy in all aspects of its business, and particularly in relation to its Insiders who are expected to model best practices for all others in the Company and to maintain the highest levels of ethical conduct and propriety at all times.

The Company's standard practice is for the President and CEO to put before the Compensation Committee all proposed equity awards, in accordance with the above-summarized compensation procedures and plans, at its mid-January meeting annually, for review and approval for recommendation to the Board. The Board then considers and, if deemed fit, approves all such equity awards at its late-January Board meeting, which is held annually to address routine corporate governance matters. For the vast majority of recipients, the January grant is their sole equity grant annually.

For new Directors or employees (including NEOs) who join the Company mid-year, equity grants are typically approved by the Board at its regularly scheduled meeting held closest to such individuals' effective dates of employment/retention, respectively. A set number of stock options, Performance-Based Options, RSUs or SARs, as the case may be, is typically approved by the Board where the individual's start date occurred prior to the Board meeting and the FMV of the award could be determined in advance, whereas a specific dollar amount worth of stock options, Performance-Based Options, RSUs or SARs, as the case may be, is typically approved where the individual's effective date of employment/retention is scheduled to commence after the Board meeting and the FMV of the award is not yet known. This standard practice does, at times, mean that new equity grants are made during a Board meeting at which the Board also approves its Annual Report on Form 10-K or its interim financial statements on Form 10-Q (typically held one business day prior to the applicable filing date). However, where the Company is ever in doubt as to the potential acceptability of a given equity grant or other action or inaction due to its possession of material non-public information, which it evaluates on an ongoing basis, the Company takes the most conservative approach in favor of its shareholders (e.g., delaying a proposed equity grant until such time when all material nonpublic information has been disclosed, followed by an acceptable waiting period) to ensure no conflicts arise and no known or anticipated benefits are inappropriately realized. Considerations may include, for instance, past market responses to similar information upon announcement, planned corporate reorganizations or collaborations, or matters of high public/political interest.

In addition, the Board may, at times where appropriate, award Directors, NEOs and/or certain other senior employees one-time extraordinary grants in connection with a notably significant achievement, such as the successful closing of a major business acquisition or merger. In such cases, management and the Board carefully evaluate whether they are then in possession of any material nonpublic information when determining the timing and terms of the proposed awards. Except in rare instances, the particular circumstances of which would be disclosed, extraordinary grants are not made while the Company possesses material nonpublic information.

There is no instance where the Board, the Compensation Committee or management may time the Company's disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

During the last completed fiscal year, the Company did not award any stock options or Performance-Based Options (together, "Options") to any of its NEOs in any period beginning four business days prior to the filing of a periodic report on Form 10-Q, Form 10-K or current report on Form 8-K that discloses material nonpublic information, and ending one business day after the filing of such Form 10-Q, Form 10-K or Form 8-K, as summarized in the following table:

Pension Plan Benefits and Deferred Compensation Plans

The Company does not provide defined pension plan benefits or any other pension plans that provide for payments or benefits following or in connection with retirement to its Directors or officers.

The Company does not have any deferred compensation plans relating to its NEOs.

The Company has a 401(k) plan for the benefit of all its employees. Under the 401(k) plan, employees are entitled to contribute up to statutorily permitted amounts, and the Company matches 100% of contributions up to the first 3% of base salary and 50% of contributions up to the next 2% of base salary made by each employee into such employee's 401(k) plan.

Employment Agreements and Termination and Change of Control Benefits

The Company has, or intends to put in place, employment agreements with each of its NEOs, which were (or will be) negotiated on a case-by-case basis.

The events that trigger payment to an NEO on account of a termination, change of control or retirement are negotiated and documented in each employment contract. These benefits attempt to balance the protection of the employee upon the occurrence of such events with the preservation of the executive base in the event such a change of control occurs. As noted below, there are certain circumstances that trigger payment, vesting of stock options, SARs and/or RSUs, or the provision of other benefits to an NEO upon termination, change of control or retirement.

As disclosed last year, during 2023 and early 2024, the Company renegotiated amended and restated employment agreements with Mr. Chalmers, the Company's President and CEO, whose employment commitment expired in 2023, and Mr. Frydenlund, the Company's Executive VP, CLO and Corporate Secretary, whose existing employment agreement does not have a commitment by Mr. Frydenlund to extend his employment beyond normal retirement age. Both Messrs. Chalmers and Frydenlund are currently beyond normal retirement age and are considered to be key members of the Company's management team and essential elements in the Company's current growth plans. The Board determined that it is in the best interests of the Company to negotiate amendments to Messrs. Chalmers' and Frydenlund's employment agreements under which they would each agree to extend their employment and postpone their retirement beyond normal retirement age, agree to specified succession transition requirements, agree to non-solicitation and global non-compete provisions, and commit their exclusive attention to Company matters during this crucial period of growth for the Company.

As a result, after thoughtful and focused negotiations during which the Company was represented by independent counsel and by its executive compensation consultant Zayla, on April 10, 2024, the Company entered into amended employment agreements with Messrs. Chalmers and Frydenlund under which Mr. Chalmers agreed to commit to defer his retirement until April 15, 2026, Mr. Frydenlund agreed to defer his retirement until October 15, 2026 (each a "Planned Retirement Date"), and both committed to: identify and transition qualified successors to each of their positions; to enter into non-solicitation and non-compete provisions and to commit to post-retirement consulting arrangements with the Company to further ensure adequate transition.

As described in more detail below, in consideration for these commitments on the part of Messrs. Chalmers and Frydenlund, and as a further incentive over their extended employment and consulting years, the Company and Messrs. Chalmers and Frydenlund each agreed to the following: the payment of an extension/retention bonus in the amount of $1,000,000 to Mr. Chalmers and $500,000 to Mr. Frydenlund payable on each of their Planned Retirement Dates; the payment of a succession bonus in the amount of $1,000,000 to Mr. Chalmers and $500,000 to Mr. Frydenlund on their Planned Retirement Dates, conditional upon each of them identifying and securing a suitable successor no less than 6 months prior to their Planned Retirement Dates; and the payment of consideration for a global non-compete for the period of two years after retirement in the amount of RSUs having a value of $1,000,000 to Mr. Chalmers and $500,000 to Mr. Frydenlund payable on each of their Planned Retirement Dates. Each of these dollar amounts will be adjusted for inflation from the effective dates of the amended and restated employment agreements.

In addition, as described in more detail below, Mr. Frydenlund's employment agreement was amended to provide that, conditional upon a suitable successor to Mr. Frydenlund being appointed no less than six months prior to Mr. Frydenlund's Planned Retirement Date, then on such Planned Retirement Date: all of Mr. Frydenlund's unvested RSUs would vest; all of Mr. Frydenlund's unvested stock options would vest and generally be exercisable until the earlier of the expiry of their terms and the termination date of Mr. Frydenlund's consulting agreement; all SARs would be treated the same as for a termination following a Change of Control where the termination is generally deemed to be the date of termination of Mr. Frydenlund's consulting agreement; and any other form of equity granted would generally vest or accelerate effective as of the date of termination of Mr. Frydenlund's consulting agreement. Similar provisions are contained in Mr. Chalmers previous employment agreement and are also contained in his restated and amended employment agreement. While RSUs, SARs and other forms of equity typically act as an effective retention tool for employees, retirement poses a unique dilemma in that no period of time with the Company will result in those awards being fully realized on a single retirement date due to the tiered vesting schedule. However, the awards, when granted, were for performance in the year prior to grant and were deemed fully earned based on past performance under the LTIP. For that reason, and as further consideration for each of them agreeing to extend their normal retirement dates, the Board agreed to accelerate the vesting periods of all equity previously granted to them.

As described in more detail below, under the consulting agreements to be entered into by Mr. Chalmers and Mr. Frydenlund, each of Messrs. Chalmers and Frydenlund will agree to devote up to 20 hours per week for the first twelve months and 15 hours per week for the second twelve months of the two-year term of their agreements, and the Company will commit to pay for a minimum of 10 hours of services per week for each of Messrs. Chalmers and Frydenlund, as a retainer. Consideration for these consulting services will be an hourly fee comparable to that which would be paid to senior partners of global consulting firms, which the parties agreed would be $1,250 per hour for Mr. Chalmers and $800 per hour for Mr. Frydenlund, in each case adjusted for inflation from the effective date of the amended and restated employment agreements.

The Company is pleased with these arrangements. The Company is at a critical point in its business growth efforts. The primary aims in renegotiating the employment agreements were the incentivization of Messrs. Chalmers and Frydenlund's retention as employees beyond their planned retirements, the achievement of key succession milestones for both roles and the arrangement of post-retirement consulting services on a guaranteed and globally exclusive basis so as to ensure, to the fullest extent possible, a seamless transition of the key executive roles without the loss of Messrs. Chalmers and Frydenlund's extensive institutional and industry knowledge, having reached retirement age with expertise attractive to others in the industry. The Board feels strongly that the sum of these arrangements achieves these objectives, and the arrangements are appropriate and essential to protect shareholder value over the coming years.

The specific terms of Messrs. Chalmers and Frydenlund's revised employment agreements are as follows, with summaries of the other NEOs' employment agreements immediately following:

Mark S. Chalmers

Mr. Chalmers's employment agreement (the "Chalmers Agreement"), as amended on April 10, 2024, has a term commencing on the effective date of the Chalmers Agreement and terminating on his Planned Retirement Date of April 15, 2026, which may be extended to a later retirement date of Mr. Chalmers's choice by the mutual agreement of Mr. Chalmers and the Company. Pursuant to the Chalmers Agreement, Mr. Chalmers is currently paid an annual salary of $646,314 (the "Chalmers Base Salary"), subject to review and increase at the discretion of the Company. Pursuant to the Chalmers Agreement, Mr. Chalmers will continue to act as President and CEO of the Company. Mr. Chalmers is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Company's benefit plans extended to other employees of the Company with a similar position or of a similar level. In addition, Mr. Chalmers has a cash bonus opportunity during each calendar year with a target equal to 85% (the "Chalmers Target Cash Bonus Percentage") of his Base Salary (the "Chalmers Target Cash Bonus"), in accordance with the Company's STIP, and an equity award opportunity during each calendar year with a target value equal to 120% (the "Chalmers Target Equity Award Percentage") of his Base Salary (the "Chalmers Target Equity Award"), in accordance with the Company's LTIP.

The Company may terminate the Chalmers Agreement for just cause, without just cause or in the event of a determination of disability. Mr. Chalmers may terminate his employment for "good reason" upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office, which has not been cured by the Company within thirty (30) days; (ii) a reduction in the Chalmers Base Salary, Chalmers Target Cash Bonus Percentage, Chalmers Target Equity Award Percentage or rights to participate in the Company's Stock Appreciation Rights Plan; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Chalmers's employment is terminated by the Company without just cause or upon a disability, or Mr. Chalmers elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay equal to 2.99 times (the "Chalmers Severance Factor") the sum of the Chalmers Base Salary and the Chalmers Target Cash Bonus for the full year in which the date of termination occurs (the "Chalmers Severance Amount"), plus all accrued obligations, including outstanding Chalmers Base Salary, accrued and unused vacation pay and any other cash benefits accrued up to and including the date of termination ("Accrued Obligations"), less required withholdings. The estimated amount payable to Mr. Chalmers in the case of such a termination, assuming that the termination took place on December 31, 2024, would be a cash payment in the amount of the Chalmers Severance Amount of $3,437,584 (pursuant to the current Chalmers Agreement but based on his base salary as of December 31, 2024 of $621,456).

If Mr. Chalmers's employment is terminated without just cause or for a disability, or Mr. Chalmers elects to resign for good reason, or Mr. Chalmers dies, in any case whether before or after a change of control or in the absence of any change of control, then, in addition to the payment of the Chalmers Severance Amount (to be paid in full within thirty (30) calendar days after the termination date) and all Accrued Obligations (to be paid in full within five (5) working days after the termination date), Mr. Chalmers or his estate will (A) have up to the earlier of (i) 90 days from the date of termination for all cases other than death and twelve (12) months from the date of termination in the case of death, or (ii) the expiry date when the particular stock option expires, to exercise the stock options previously granted to Mr. Chalmers that have vested but have not yet been exercised; (B) be paid (or issued shares issuable thereunder) any RSUs that have vested and are unpaid as of the date of termination; and (C) receive any other rights available to him or his estate in respect of any SARs or other awards granted to Mr. Chalmers up to his date of termination. Any stock options and RSUs that are not vested on or before his date of termination will be immediately cancelled and forfeited to the Company. Upon such a termination, Mr. Chalmers and his dependents may be eligible for continuation coverage of health insurance under the Consolidated Omnibus Reconciliation Act of 1985 ("COBRA"), in which case the Company will reimburse Mr. Chalmers for the full cost of the continuation rate charged for the coverage through the Company's Health and Welfare Plan, on a monthly basis, for a period of months equal to twelve (12) times the Chalmers Severance Factor(i.e., just under a period of three (3) years). The reimbursement will be to Mr. Chalmers or his dependents directly and will be grossed up so that there is no negative tax impact to Mr. Chalmers or his dependents for coverage of the premiums charged by the insurance carriers for the COBRA continuation coverage for the current month of reimbursement. Mr. Chalmers and his dependents may, at their choosing, enroll in the COBRA continuation plan through the Company to the extent permitted under COBRA or enroll in a separate plan of their choosing, to be covered by the reimbursements.

In the event of a change of control, Mr. Chalmers's employment is terminated and/or the successor entity does not assume and agree to perform all of the Company's obligations under the Chalmers Agreement (i.e., a double triggering event), then Mr. Chalmers's employment will be deemed to have been terminated without just cause and Mr. Chalmers will be entitled to receive the same rights as described above for a termination without just cause under the normal course, except that, in addition, if Mr. Chalmers's employment is deemed terminated without just cause or, within 12 months after a change of control, Mr. Chalmers's employment is terminated without just cause or by reason of disability, or Mr. Chalmers elects to resign for good reason, then all of Mr. Chalmers's unvested RSUs will automatically vest and be settled, all of Mr. Chalmers's unvested, unexpired stock options will automatically vest and become exercisable, and will continue to be exercisable during the 90-calendar day period following termination, and Mr. Chalmers's SARs will be exercisable during the 270-calendar day period following termination (unless they earlier expire by their terms) without any change to the performance or vesting conditions, which will still need to be met. The estimated Severance Amount payable to Mr. Chalmers in the case of termination upon a change of control would be a cash payment in the amount of $3,437,076, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Company of $927,935, totaling $4,365,519, assuming that the triggering event took place on December 31, 2024 (pursuant to the current Chalmers Agreement but based on his base salary as of December 31, 2024 of $621,456).

The Chalmers Agreement also provides that if any Covered Payments constitute "parachute payments" within the meaning of Section 280G of the Code and would otherwise be subject to the excise tax imposed under Section 4999 of the Code or any Excise Tax, then the Covered Payments will be reduced (but not below zero) to the extent necessary so that the sum of all Covered Payments does not exceed a specified threshold amount (generally an amount equal to three times Mr. Chalmers's average annual compensation from the Company for the five years preceding the year of the change of control).

The Chalmers Agreement includes a succession obligation, which requires that Mr. Chalmers work toward securing a replacement CEO (the "Replacement CEO") in concert with, and acceptable to, the Board. The Replacement CEO must be employed by the Company in a transition capacity (e.g., as an executive vice president or as president) at least six (6) months prior to the date of retirement of Mr. Chalmers (or such lesser time as the Board may approve) and will be appointed CEO of the Company upon Mr. Chalmers's retirement. Mr. Chalmers will be considered to have satisfied his succession obligation if (a) the Board has appointed a Replacement CEO within the stipulated 6-month time period; or (b) Mr. Chalmers has placed before the Board at least one willing, eligible reasonably suitable candidate for appointment as Replacement CEO within the stipulated 6-month time period and the candidate was not appointed as Replacement CEO due to the action or inaction on the part of the Board.

If Mr. Chalmers retires from the Company on his Planned Retirement Date, provided he has satisfied the above succession obligation, then, as discussed above, upon retirement: (A) he will receive all Accrued Obligations, COBRA coverage as summarized above and other benefits consistent with the Company's benefit plans extended to other employees of the Company with a similar position or of a similar level; (B) he will receive a $1,000,000 extension/retention bonus in cash on the Planned Retirement Date in consideration of his successful completion of an extended employment period past his normal retirement age; (C) he will receive an additional $1,000,000 succession bonus in cash on his Planned Retirement Date in consideration of his successful satisfaction of his succession obligation, as detailed above; (D) all of Mr. Chalmers's previously granted, unvested and unexpired stock options will automatically vest and become immediately exercisable, and will continue to be exercisable for a period of six (6) months after the later of (i) his date of retirement, and (ii) the date of termination of his consulting agreement, as discussed below; (E) all of Mr. Chalmers's previously granted, unvested RSUs will automatically vest and be settled; (F) all of Mr. Chalmers's previously granted SARs will be exercisable during the 270-calendar day period following the later of (i) his date of retirement and (ii) the date of termination of his consulting agreement (unless they earlier expire by their terms) without any change to the performance or vesting conditions, which will still need to be met; (G) Mr. Chalmers will receive a grant of $1,000,000 worth of RSUs on his Planned Retirement Date, which vest as to 50% one year after the Planned Retirement Date and the remainder two years after the Planned Retirement Date, in consideration of the non-competition provisions of the Chalmers Agreement and his consulting agreement, as detailed below; and (H) Mr. Chalmers is eligible to receive the full STIP and LTIP awards granted in the year of Mr. Chalmers's termination of employment, in the ordinary course, with no pro-ration for the duration of his employment in that year. The retirement elements discussed in (B), (C) and (G), above, are each subject to an inflation adjustment based on the Gross Domestic Product Implicit Price Deflator as published by the U.S. Department of Commerce from the effective date of the Chalmers Agreement. In addition, while still an employee of the Company, Mr. Chalmers will continue to have the benefit of any approved base salary increases and any increases in his Chalmers Target Cash Bonus Percentage under the STIP and/or Chalmers Target Equity Award Percentage under the LTIP, and will receive any approved extraordinary cash bonuses or equity grants based on his position, each in the same fashion as and commensurate with past practice and other executive officers of the Company, without regard to his pending retirement.

Finally, if Mr. Chalmers retires on the Planned Retirement Date, he resigns for good reason, or the Company terminates his employment without just cause, then he and the Company will enter into an agreement for Mr. Chalmers to provide consulting services, effective on the date immediately following the Planned Retirement Date, making Mr. Chalmers available for a period of time to aid in the transition of his duties to the Replacement CEO and will involve his management of special projects and as otherwise required by the Company. Pursuant to the consulting agreement, if entered into, Mr. Chalmers will agree to be available for twenty (20) hours of work per week during the first twelve (12) months and for fifteen (15) hours of work per week during the second twelve (12) months of its two (2)-year term, unless otherwise extended by the parties, at a retainer fee of $1,250 per hour. The Company will guarantee to pay Mr. Chalmers for a minimum of 10 hours of work per week during the term of the consulting agreement (the "Chalmers Minimum Guaranteed Fee"). In exchange, during the term of the consulting agreement, Mr. Chalmers will be bound to a duty of loyalty to the Company prohibiting him from taking any step on behalf of himself or any other person or entity to compete with the Company, as well as by a fiduciary duty of care that prevents him from diverting business opportunities away from the Company and from co-opting the Company's business opportunities for personal profit or in order to benefit an unrelated entity during his affiliation with the Company under his consulting agreement. Mr. Chalmers will additionally be bound by a non-solicitation period lasting the term and for 12 months following the date of termination of his consulting agreement, as well as by a non-competition period lasting the term of his consulting agreement (which will generally be 24 months following the date of his Planned Retirement Date) in regard to all defined "competitive activities" for any competitive business anywhere within the world. Upon termination of the consulting agreement by the Company for just cause, or due to death or disability, or upon the planned expiration of the consulting agreement, the Company will pay to Mr. Chalmers all fees earned before such termination that have not yet been paid. Any RSUs held by Mr. Chalmers that have vested on or before the termination date will be paid (or shares issued), and any unvested RSUs will be immediately cancelled and forfeited to the Company on the termination date. Alternatively, upon termination of the consulting agreement by Mr. Chalmers due to the Company's breach of the consulting agreement, which has not been cured within 45 days' notice of the alleged breach, or for any other reason by the Company not covered above, then the Company will pay to Mr. Chalmers all fees earned before such termination that have not yet been paid, as well as the Chalmers Minimum Guaranteed Fee through the remainder of the current term (paid promptly upon termination), and any period of restriction on all RSUs shall lapse and shall be immediately settled and payable/issuable.

The estimated total amount payable to Mr. Chalmers in the case of retirement on his Planned Retirement Date, in consideration of Mr. Chalmers' commitments as described above, would be cash payments totaling $2,000,000, an RSU grant having a value of $1,000,000, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Company of $927,935, totaling $3,927,935, assuming that the retirement took place on December 31, 2024 (pursuant to the current Chalmers Agreement). Mr. Chalmers would also enter into his consulting agreement, as described above.

Mr. Chalmers is also subject to a Confidentiality and Non-Solicitation Agreement.

David C. Frydenlund

Mr. Frydenlund's employment agreement (the "Frydenlund Agreement"), as amended on April 10, 2024, has a term commencing on the effective date of the Frydenlund Agreement and terminating on his Planned Retirement Date of October 15, 2026, which may be extended to a later retirement date of Mr. Frydenlund's choice by the mutual agreement of Mr. Frydenlund and the Company. Pursuant to the Frydenlund Agreement, Mr. Frydenlund is currently paid an annual salary of $463,919 (the "Frydenlund Base Salary"), subject to review and increase at the discretion of the Company. Pursuant to the Frydenlund Agreement, Mr. Frydenlund will act as Executive VP, CLO and Corporate Secretary of the Company. Mr. Frydenlund is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Company's benefit plans extended to other employees of the Company with a similar position or of a similar level. In addition, Mr. Frydenlund has a cash bonus opportunity during each calendar year with a target equal to 70% (the "Frydenlund Target Cash Bonus Percentage") of his Base Salary (the "Frydenlund Target Cash Bonus"), in accordance with the Company's STIP, and an equity award opportunity during each calendar year with a target value equal to 100% (the "Frydenlund Target Equity Award Percentage") of his Base Salary (the "Frydenlund Target Equity Award"), in accordance with the Company's LTIP.

The Company may terminate the Frydenlund Agreement for just cause, without just cause or in the event of disability. Mr. Frydenlund may terminate his employment for "good reason" upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office; (ii) a reduction in the Frydenlund Base Salary, Frydenlund Target Cash Bonus Percentage or Frydenlund Target Equity Award Percentage or rights to participate in the Company's Stock Appreciation Rights Plan; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Frydenlund's employment is terminated by the Company without just cause or upon a disability, or Mr. Frydenlund elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay equal to 2.0 times (the "Frydenlund Severance Factor") the sum of the Frydenlund Base Salary and the Frydenlund Target Cash Bonus for the full year in which the date of termination occurs (the "Frydenlund Severance Amount"), plus all accrued obligations, including outstanding Frydenlund Base Salary, Accrued Obligations, less required withholdings. The estimated amount payable to Mr. Frydenlund in the case of such a termination, assuming that the termination took place on December 31, 2024, would be a cash payment in the amount of the Frydenlund Severance Amount of $1,516,658 (pursuant to Mr. Frydenlund's current employment agreement but assuming his base salary as of December 31, 2024 of $446,076).

If Mr. Frydenlund's employment is terminated without just cause or for a disability, or Mr. Frydenlund elects to resign for good reason, or Mr. Frydenlund dies, in any case whether before or after a change of control or in the absence of any change of control, then, in addition to the payment of the Frydenlund Severance Amount (to be paid in full within thirty (30) calendar days after the termination date) and all Accrued Obligations (to be paid in full within five (5) working days after the termination date), Mr. Frydenlund or his estate will (A) have up to the earlier of (i) 90 days from the date of termination for all cases other than death and twelve (12) months from the date of termination in the case of death, or (ii) the expiry date when the particular stock option expires, to exercise the stock options previously granted to Mr. Frydenlund that have vested but have not yet been exercised; (B) be paid (or issued shares issuable thereunder) any RSUs that have vested and are unpaid as of the date of termination; and (C) receive any other rights available to him or his estate in respect of any SARs or other awards granted to Mr. Frydenlund up to his date of termination. Any stock options and RSUs that are not vested on or before his date of termination will be immediately cancelled and forfeited to the Company. Upon such a termination, Mr. Frydenlund and his dependents may be eligible for continuation coverage of health insurance under COBRA, in which case the Company will reimburse Mr. Frydenlund for the full cost of the continuation rate charged for the coverage through the Company's Health and Welfare Plan, on a monthly basis, for a period of months equal to twelve (12) times the Frydenlund Severance Factor (i.e., a period of two (2) years). The reimbursement will be to Mr. Frydenlund or his dependents directly and will be grossed up so that there is no negative tax impact to Mr. Frydenlund or his dependents for coverage of the premiums charged by the insurance carriers for the COBRA continuation coverage for the current month of reimbursement. Mr. Frydenlund and his dependents may, at their choosing, enroll in the COBRA continuation plan through the Company to the extent permitted under COBRA or enroll in a separate plan of their choosing, to be covered by the reimbursements.

In the event of a change of control, Mr. Frydenlund's employment is terminated and/or the successor entity does not assume and agree to perform all of the Company's obligations under the Frydenlund Agreement (i.e., a double triggering event), then Mr. Frydenlund's employment will be deemed to have been terminated without just cause and Mr. Frydenlund will be entitled to receive the same rights as described above for a termination without just cause under the normal course, except that, in addition, if Mr. Frydenlund's employment is deemed terminated without just cause or, within 12 months after a change of control, Mr. Frydenlund's employment is terminated without just cause or by reason of disability, or Mr. Frydenlund elects to resign for good reason, then all of Mr. Frydenlund's unvested RSUs will automatically vest and be settled, all of Mr. Frydenlund's unvested, unexpired stock options will automatically vest and become exercisable, and will continue to be exercisable during the 90-calendar day period following termination, and Mr. Frydenlund's SARs will be exercisable during the 270-calendar day period following termination (unless they earlier expire by their terms) without any change to the performance or vesting conditions, which will still need to be met. The estimated Severance Amount payable to Mr. Frydenlund in the case of termination upon a change of control would be a cash payment in the amount of $1,516,658, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Company of $540,974, totaling $2,057,632, assuming that the triggering event took place on December 31, 2024 (pursuant to the current Frydenlund Agreement but assuming his base salary as of December 31, 2024 of $446,077).

The Frydenlund Agreement also provides that if any Covered Payments constitute "parachute payments" within the meaning of Section 280G of the Code and would otherwise be subject to the excise tax imposed under Section 4999 of the Code or any Excise Tax, then the Covered Payments will be reduced (but not below zero) to the extent necessary so that the sum of all Covered Payments does not exceed a specified threshold amount (generally an amount equal to three times Mr. Frydenlund's average annual compensation from the Company for the five years preceding the year of the change of control).

The Frydenlund Agreement includes a succession obligation, which requires that Mr. Frydenlund work toward securing a replacement Chief Legal Officer (or General Counsel) and Corporate Secretary (the "Replacement CLO") in concert with, and acceptable to, the Board. The Replacement CLO must be employed by the Company in a transition capacity at least six (6) months prior to the date of retirement of Mr. Frydenlund (or such lesser time as the Board may approve) and will be appointed CLO (or General Counsel) and Corporate Secretary of the Company upon Mr. Frydenlund's retirement. Mr. Frydenlund will be considered to have satisfied his succession obligation if (a) the Board has appointed a Replacement CLO within the stipulated 6-month time period; or (b) Mr. Frydenlund has placed before the Board at least one willing, eligible reasonably suitable candidate for appointment as Replacement CLO within the stipulated 6-month time period and the candidate was not appointed as Replacement CLO due to the action or inaction on the part of the Board. It is also acknowledged that the Corporate Secretary function may be performed by a separate person, if so approved by the Board.

If Mr. Frydenlund retires from the Company on the Planned Retirement Date, provided he has satisfied the above succession obligation, then, as discussed above, upon retirement: (A) he will receive all Accrued Obligations, COBRA coverage as summarized above and other benefits consistent with the Company's benefit plans extended to other employees of the Company with a similar position or of a similar level; (B) he will receive a $500,000 extension/retention bonus in cash on the Planned Retirement Date in consideration of his successful completion of an extended employment period past his normal retirement age; (C) he will receive an additional $500,000 succession bonus in cash on the Planned Retirement Date in consideration of his successful satisfaction of his succession obligation, as detailed above; (D) all of Mr. Frydenlund's previously granted, unvested and unexpired stock options will automatically vest and become immediately exercisable, and will continue to be exercisable for a period of six (6) months after the later of (i) his date of retirement, and (ii) the date of termination of his consulting agreement, as discussed below; (E) all of Mr. Frydenlund's previously granted, unvested RSUs will automatically vest and be settled; (F) all of Mr. Frydenlund's previously granted SARs will be exercisable during the 270-calendar day period following the later of (i) his date of retirement and (ii) the date of termination of his consulting agreement (unless they earlier expire by their terms) without any change to the performance or vesting conditions, which will still need to be met; (G) Mr. Frydenlund will receive a grant of $500,000 worth of RSUs on his Planned Retirement Date, which vest as to 50% one year after the Planned Retirement Date and the remainder two years after the Planned Retirement Date, in consideration of the non-competition provisions of the Frydenlund Agreement and his consulting agreement, as detailed below; and (H) Mr. Frydenlund is eligible to receive the full STIP and LTIP awards granted in the year of Mr. Frydenlund's termination of employment, in the ordinary course, with no pro-ration for the duration of his employment in that year. The retirement elements discussed in (B), (C) and (G), above, are each subject to an inflation adjustment based on the Gross Domestic Product Implicit Price Deflator as published by the U.S. Department of Commerce from the effective date of the Frydenlund Agreement. In addition, while still an employee of the Company, Mr. Frydenlund will continue to have the benefit of any approved base salary increases and any increases in his Frydenlund Target Cash Bonus Percentage under the STIP and/or Frydenlund Target Equity Award Percentage under the LTIP, and will receive any approved extraordinary cash bonuses or equity grants based on his position, each in the same fashion as and commensurate with past practice and other executive officers of the Company, without regard to his pending retirement.

Finally, if Mr. Frydenlund retires on the Planned Retirement Date, he resigns for good reason, or the Company terminates his employment without just cause, then he and the Company will enter into an agreement for Mr. Frydenlund to provide consulting services, effective on the date immediately following the Planned Retirement Date, making Mr. Frydenlund available for a period of time to aid in the transition of his duties to the Replacement CEO and will involve his management of special projects and as otherwise required by the Company. Pursuant to the consulting agreement, if entered into, Mr. Frydenlund will agree to be available for twenty (20) hours of work per week during the first twelve (12) months and for fifteen (15) hours of work per week during the second twelve (12) months of its two (2)-year term, unless otherwise extended by the parties, at a retainer fee of $800.00 per hour. The Company will guarantee to pay Mr. Frydenlund for a minimum of 10 hours of work per week during the term of the consulting agreement (the "Frydenlund Minimum Guaranteed Fee"). In exchange, during the term of the consulting agreement, Mr. Frydenlund will be bound to a duty of loyalty to the Company prohibiting him from taking any step on behalf of himself or any other person or entity to compete with the Company, as well as by a fiduciary duty of care that prevents him from diverting business opportunities away from the Company and from co-opting the Company's business opportunities for personal profit or in order to benefit an unrelated entity during his affiliation with the Company under his consulting agreement. Mr. Frydenlund will additionally be bound by a non-solicitation period lasting the term and for 12 months following the date of termination of his consulting agreement, as well as by a non-competition period lasting the term of his consulting agreement (which will generally be 24 months following the date of his Planned Retirement Date) in regard to all defined "competitive activities" for any competitive business anywhere within the world. Upon termination of the consulting agreement by the Company for just cause, or due to death or disability, or upon the planned expiration of the consulting agreement, the Company will pay to Mr. Frydenlund all fees earned before such termination that have not yet been paid. Any RSUs held by Mr. Frydenlund that have vested on or before the termination date will be paid (or shares issued), and any unvested RSUs will be immediately cancelled and forfeited to the Company on the termination date. Alternatively, upon termination of the consulting agreement by Mr. Frydenlund due to the Company's breach of the consulting agreement, which has not been cured within 45 days' notice of the alleged breach, or for any other reason by the Company not covered above, then the Company will pay to Mr. Frydenlund all fees earned before such termination that have not yet been paid, as well as the Frydenlund Minimum Guaranteed Fee through the remainder of the current term (paid promptly upon termination), and any period of restriction on all RSUs shall lapse and shall be immediately settled and payable/issuable.

The estimated total amount payable to Mr. Frydenlund in the case of retirement on his Planned Retirement Date, in consideration of Mr. Frydenlund's commitments as described above, would be cash payments totaling $1,000,000, an RSU grant having a value of $500,000, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Company of $540,974, totaling $2,040,974, assuming that the retirement took place on December 31, 2023 (pursuant to the current Frydenlund Agreement). Mr. Frydenlund would also enter into his consulting agreement, as described above.

Mr. Frydenlund is also subject to a Confidentiality and Non-Solicitation Agreement.

Timothy J. Carstens

Mr. Carstens' employment agreement (the "Carstens Agreement"), effective May 5, 2008, as amended on October 19, 2009, has an indefinite term and will continue to be in effect until terminated in accordance with the agreement. The Company assumed the Carstens Agreement effective October 2, 2024 when the Company closed on its acquisition of Base Resources. With the acquisition of Base Resources, the Company appointed Mr. Carstens as Executive Vice President, Heavy Mineral Sands Operations.

The Company or Mr. Carstens may terminate the Carstens Agreement at any time by giving to the other not less than three months' notice in writing. The Company may terminate the Carstens Agreement at any time by one months' notice to Mr. Carstens, if Mr. Carstens is unable by reason of illness or incapacity (mental or physical) to perform his duties under the Carstens Agreement and has been unable to do so for a total period of 60 days or more (whether or not consecutive) in the 12 months preceding the date of giving that notice. Unless the Company in its absolute discretion withdraws a notice, that notice remains in effect notwithstanding that prior to expiration of the three-month notice period Mr. Carstens ceases to be unable to perform his duties under the Carstens Agreement. The Company may terminate the Carstens Agreement at any time summarily without notice if Mr. Carstens: (i) (after reasonable warning) unreasonably refuses or persistently and without sufficient cause neglects to perform his duties under the Carstens Agreement or to comply with any reasonable or proper direction or regulation given or made by, on behalf, at the direction or with the consent of the Company; (ii) engages in any conduct which in the reasonable opinion of the Board has the effect in a material sense of bringing the Company into disrepute; (iii) becomes a bankrupt or commits any act of bankruptcy; or (iv) refuses or fails to agree to accept employment in the event of an acquisition in accordance with the terms of the Carstens Agreement.

In the event Mr. Carstens' employment is terminated by the Company without cause, Mr. Carstens will be entitled to severance pay (the "Carstens Severance Amount") equal to 12 months remuneration. The estimated CarstensSeverance Amount payable to Mr. Carstensin the case of such a termination, assuming that the termination took place on December 31, 2024, would be a cash payment in the amount of $448,560 (pursuant to Mr. Carstens' current employment agreement but assuming his base salary as of December 31, 2024 of $448,560).

Mr. Carstens is subject to certain non-competition and non-solicitation provisions for a period of 6-months after termination, under which Mr. Carstens (i) may not employ, engage, solicit, interfere with or endeavor to entice away from the Company any employee within the Commonwealth of Australia; (ii) may not be engaged, concerned or interested either directly or indirectly in any business which is or is about to be engaged in activities in competition with the Company within the Commonwealth of Australia; and (iii) may not assist any person engaged, concerned or interested or about to be engaged, concerned or interested in any such business with technical advice in relation to certain restricted activities as described in the Carstens Agreement.

Curtis H. Moore

Mr. Moore's employment agreement (the "Moore Agreement"), effective October 6, 2017, as amended on March 31, 2023, has a term of two years and will automatically renew for additional one-year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Pursuant to the Moore Agreement, Mr. Moore is currently paid an annual salary of $320,320 (the "Moore Base Salary"), subject to review and increase at the discretion of the Company. Pursuant to the Moore Agreement, Mr. Moore will act as Senior Vice President, Marketing and Corporate Development of the Company.

Mr. Moore is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Company's benefit plans extended to other employees of the Company with a similar position or of a similar level. In addition, Mr. Moore has a cash bonus opportunity during each calendar year with a target equal to 60% (the "Moore Target Cash Bonus Percentage") of his Base Salary (the "Moore Target Cash Bonus"), in accordance with the Company's STIP, and an equity award opportunity during each calendar year with a target value equal to 75% (the "Moore Target Equity Award Percentage") of his Base Salary (the "Moore Target Equity Award"), in accordance with the Company's LTIP.

The Company may terminate the Moore Agreement for just cause, without just cause or in the event of disability. Mr. Moore may terminate his employment for "good reason" upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office; (ii) a reduction in the Moore Base Salary; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Moore's employment is terminated by the Company without just cause or upon a disability or by the Company giving a notice not to renew the Moore Agreement, or Mr. Moore elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay (the "Moore Severance Amount") equal to 2.0 (the "Moore Severance Factor") times the sum of the Moore Base Salary for the full year in which the date of termination occurs and an amount equal to the greater of: (A) the Moore Severance Factor multiplied by the highest total aggregate cash bonus paid to Mr. Moore in any one of the last three years or the year in which Mr. Moore's termination occurs; or (B) fifteen percent of the Moore Base Salary in effect at the time of such termination. The estimated Moore Severance Amount payable to Mr. Moore in the case of such a termination, assuming that the termination took place on December 31, 2024, would be a cash payment in the amount of $985,600 (pursuant to Mr. Moore's current employment agreement but assuming his base salary as of December 31, 2024 of $308,000).

Further, in the event of a change of control, Mr. Moore's employment is terminated and/or the successor entity does not assume and agree to perform all of the Company's obligations under the Moore Agreement, then Mr. Moore's employment will be deemed to have been terminated without just cause and Mr. Moore will be entitled to receive the same Moore Severance Amount as described above for a termination without just cause under the normal course. In addition, if Mr. Moore's employment is terminated without just cause or for a disability, or Mr. Moore elects to resign for good reason, within 12 months after a change of control, then, in addition to the payment of the Moore Severance Amount described above, all of Mr. Moore's unvested RSUs will automatically vest, all of Mr. Moore's unvested stock options will automatically vest and will be exercisable during the 90-calendar day period following termination, and Mr. Moore's SARs will be exercisable during the 270-calendar day period following termination (unless they earlier expire by their terms) without any change to the performance or vesting conditions which will still need to be met. The estimated Severance Amount payable to Mr. Moore in the case of termination upon a change of control would be a cash payment in the amount of $958,600, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Company of $234,354, totaling $1,219,954, assuming that the triggering event took place on December 31, 2024 (pursuant to the current Moore Agreement, but assuming his base salary as of December 31, 2024 of $308,000).

The Moore Agreement also provides that if any Covered Payments constitute "parachute payments" within the meaning of the Code and would otherwise be subject to the excise tax imposed under Section 4999 of the Code or any Excise Tax, then the Covered Payments will be reduced (but not below zero) to the extent necessary so that the sum of all Covered Payments does not exceed a specified threshold amount (generally an amount equal to three times Mr. Moore's average annual compensation from the Company for the five years preceding the year of the change of control).

Mr. Moore is subject to non-solicitation provisions during the term of the Moore Agreement and for a period of 12-months after termination, under which Mr. Moore may not solicit any business from any customer, client or business relation of the Company, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Company, except however, that Mr. Moore may solicit any utility customer, trading partner, intermediary, broker, investor, strategic partner, joint venture partner, or other similar entity for new business that does not conflict with any active negotiations that were ongoing by the Company at the time of the termination.

COMPENSATION COMMITTEE REPORT

Based on the Compensation Committee's review of the Compensation Discussion and Analysis and discussions with the Board and the Company's management, the Compensation Committee recommended that the foregoing Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the members of the Compensation Committee of the Board:

Barbara A. Filas

Dennis L. Higgs
Robert W. Kirkwood, Chair

Alexander G. Morrison

DIRECTOR COMPENSATION

Director Compensation Table

The Company's policy with respect to Directors' compensation was developed by the Board, on the recommendation of the Compensation Committee. The following table sets forth the compensation awarded, paid to or earned by the Directors of the Company during the most recently completed fiscal year. Directors of the Company who are also officers or employees of the Company are not compensated for service on the Board; therefore, no fees were payable to Mark S. Chalmers for his service as a Director of the Company in 2024.

Name(1)	Fees Earned (2)	Share- Based Awards (3)	Option- Based Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	Pension Value	All Other Compen- sation	Total
J. Birks Bovaird	76,666	139,392	Nil	Nil	Nil	Nil	Nil	216,058
Benjamin Eshleman III	56,967	103,576	Nil	Nil	Nil	Nil	Nil	160,543
Ivy V. Estabrooke	52,410	95,290	Nil	Nil	Nil	Nil	Nil	147,700
Barbara A. Filas	56,967	103,576	Nil	Nil	Nil	Nil	Nil	160,543
Bruce D. Hansen	52,410	95,290	Nil	Nil	Nil	Nil	Nil	147,700
Jaqueline Herrera	52,410	95,290	Nil	Nil	Nil	Nil	Nil	147,700
Dennis Higgs	52,410	95,290	Nil	Nil	Nil	Nil	Nil	147,700
Robert W. Kirkwood	56,967	103,576	Nil	Nil	Nil	Nil	Nil	160,543
Alexander G. Morrison	63,803	116,006	Nil	Nil	Nil	Nil	Nil	179,809
Michael H. Stirzaker(4)	13,103	26,128	Nil	Nil	Nil	Nil	Nil	39,230

Notes:

(1) As President and CEO, Mr. Chalmers was not paid any fees for acting as a Director and is therefore not represented on the Director Compensation Table.

(2) All fees were calculated in U.S. dollars. Messrs. Bovaird and Higgs were then paid in Cdn$ equivalents based on rates at the time of payment.

(3) The share-based awards were comprised of RSUs, which were granted during 2024. One half of the RSUs issued in 2024 vested on January 27, 2025, another 25% will vest on January 27, 2026 and the remaining 25% will vest on January 27, 2027. Upon vesting, each RSU entitles the holder thereof to one Common Share without the payment of any additional consideration.

(4) Mr. Stirzaker was appointed a Director of the Company effective October 2, 2024. As such, he received compensation for the fourth quarter of 2024 only.

Retainer and Meeting Fees

The Company's Director compensation program is designed to enable the Company to attract and retain highly qualified individuals to serve as Directors. Based on advice from Zayla to ensure that the compensation payable to the Company's Directors is in line with the peer group used for determining NEO compensation, and on recommendation of the Compensation Committee, during 2024, the compensation payable to Directors, which is paid only to non-employee Directors, was:

  annual retainer for Board member of $52,410;
  annual retainer for committee (other than Audit Committee) Chairs of $56,967;
  annual retainer for Audit Committee Chair of $63,803;
  annual retainer for Chair of the Board of $76,666;
  reimbursement of related travel and out-of-pocket expenses; and
  no additional fees for attendance at Board or committee meetings.

Incentive Plan Awards

The table below shows the number of stock options and RSUs outstanding for each Director (other than Mr. Chalmers) and their value as of December 31, 2024 based on the last trade of the Common Shares on the NYSE American prior to December 31, 2024 of $5.13.

Outstanding Share-Based Awards and Option-Based Awards as of December 31, 2024

Name(2)	Option-Based Awards					Share-Based Awards(1)
	Number of Securities Underlying Unexercised Options Exercisable (3)	Number of Securities Underlying Unexercised Options Unexer- cisable	Number of Securities Underlying Un- exercised Unearned Options	Option Exercise Price(3)	Option Expir- ation Date	Number of Shares or Units of Shares that Have Not Vested	Market Value of Share- Based Awards that Have Not Vested(3)	Number of Un- earned Share- Based Awards that Have Not Vested	Market or Payout Value of Unearned Share- Based Awards that Have Not Vested
J. Birks Bovaird (Chair)	Nil	Nil	Nil	Nil	Nil	32,594	167,207	Nil	Nil
Benjamin Eshleman III	Nil	Nil	Nil	Nil	Nil	24,624	126,321	Nil	Nil
Ivy V. Estabrooke	Nil	Nil	Nil	Nil	Nil	22,428	115,056	Nil	Nil
Barbara A. Filas	Nil	Nil	Nil	Nil	Nil	24,624	126,321	Nil	Nil
Bruce D. Hansen	Nil	Nil	Nil	Nil	Nil	22,644	116,164	Nil	Nil
Jaqueline Herrera	Nil	Nil	Nil	Nil	Nil	21,297	109,254	Nil	Nil
Dennis Higgs	Nil	Nil	Nil	Nil	Nil	22,654	116,215	Nil	Nil
Robert W. Kirkwood	Nil	Nil	Nil	Nil	Nil	24,624	126,321	Nil	Nil
Alexander G. Morrison	Nil	Nil	Nil	Nil	Nil	27,578	141,475	Nil	Nil
Michael H. Stirzaker	Nil	Nil	Nil	Nil	Nil	4,674	23,978	Nil	Nil

Notes:

(1) The share-based awards were comprised of RSUs, which were granted during 2022, 2023 and 2024. One half of the RSUs vest on January 27th on or following the first anniversary of the date of grant, another 25% vest on January 27th on or following the second anniversary of the date of grant, and the remaining 25% vest on January 27th on or following the third anniversary of the date of grant. Upon vesting, each RSU entitles the holder thereof to one Common Share without the payment of any additional consideration.

(2) As President and CEO, Mr. Chalmers is not paid any fees or equity grants for acting as a Director.

(3) The Market Value of Share-Based Awards that Have Not Vested is determined as the number of unvested RSUs as of December 31, 2024 multiplied by the closing price of the Common Shares on the NYSE American as of December 31, 2024 ($5.13).

Incentive Plan Awards - Value Vested or Earned During the 12-Month Period Ended December 31, 2024

Name(1)	Option-Based Awards - Value Vested During the Year	Share-Based Awards - Value Vested During the Year(2)	Non-Equity Incentive Plan Compensation - Value Earned During the Year
J. Birks Bovaird	Nil	100,615	Nil
Benjamin Eshleman III	Nil	79,464	Nil
Ivy V. Estabrooke	Nil	49,694	Nil
Barbara A. Filas	Nil	79,464	Nil
Bruce D. Hansen	Nil	77,879	Nil
Jaqueline Herrera	Nil	43,892	Nil
Dennis L. Higgs	Nil	73,108	Nil
Robert W. Kirkwood	Nil	79,464	Nil
Alexander G. Morrison	Nil	84,163	Nil
Michael H. Stirzaker	Nil	Nil	Nil

Notes:

(1) Mark S. Chalmers, the current President and CEO of the Company, was appointed to the Board on February 1, 2018. As President and CEO, Mr. Chalmers will not be paid any fees or equity grants for acting as a Director and is therefore not represented on the foregoing table.

(2) These values are calculated as the number of RSUs that vested in 2024 multiplied by the closing price of the Common Shares on the NYSE American as of December 31, 2024, being the last trading day of the year, of $5.13 per Common Share.

(3) The value of share-based awards vesting reported herein reflect previously granted RSUs that vested in 2024 and include the value of those shares withheld from issuance to cover the Directors' respective tax withholding obligations (with the exception of U.S. and Australian-based Directors, who are not considered employees of the Company for tax purposes and therefore are responsible for remitting their own taxes in connection with any vested RSUs).

Share Ownership Requirement

At its meeting held on January 23, 2014, the Board adopted a share ownership requirement for Board members. It provides that all non-employee Directors must own a requisite number of Common Shares by the later of five years from the commencement of their Directorship or the date on which the Common Share ownership requirement was adopted. Under this requirement, non-employee Directors are required to own Common Shares with a value equal to twice (2x) the value of their annual Director retainers, before any Chair or Committee-related fees. The Common Shares are valued at the higher of the price they were acquired or the year-end closing price of the Common Shares on the TSX or NYSE American for the previous year. Further, until such time as a non-employee Director reaches his or her share ownership requirement, the non-employee Director is required to hold 50% of all Common Shares received upon the exercise of stock options or SARs (net of any Common Shares utilized to pay for the exercise price of the option and tax withholding) or upon the vesting of RSUs (net of any shares utilized to pay for tax withholding) and shall not otherwise sell or transfer any Common Shares.

Shares that count toward satisfaction of this share ownership requirement, referred to as the "Qualifying Shares," include:

  Common Shares purchased on the open market;
  Common Shares obtained through stock option or SAR exercises pursuant to the Company's Equity Incentive Plan, as amended from time to time;
  Common Shares obtained upon the vesting of RSUs granted pursuant to the Equity Incentive Plan;
  Common Shares owned by a company that is controlled by the non-employee Director; and
  Common Shares owned by the spouse or a child of the non-employee Director.

This requirement does not apply to a nominee of a shareholder of the Company pursuant to a contractual right of the shareholder to nominate one or more Directors to the Board. In instances where the share ownership requirement is deemed inappropriate for, or would place a severe hardship on, a non-employee Director, the Governance and Nominating Committee may recommend to the Board that it exempt that non-employee Director from all or part of this requirement or, alternatively, that it develop an alternative share ownership requirement that reflects both the intention of the requirement and the personal circumstances of the non-employee Director. A non-employee Director who does not meet the share ownership requirements in the prescribed time period may be asked to resign from the Board and may not be re-nominated.

All Directors of the Company are currently in compliance with this policy.

Director Share Ownership Requirement

Until such time as a Non-Employee Director reaches the share ownership requirement, the Non-Employee Director is required to hold 50% of all Common Shares received upon exercise of stock options or SARs (net of any shares utilized to pay for the exercise price of the option or SAR and tax withholding) or upon the vesting of RSUs (net of any shares utilized to pay for tax withholding) and shall not otherwise sell or transfer any Qualifying Shares.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2024 concerning stock options (including Performance-Based Options, if any), RSUs and SARs outstanding pursuant to the Equity Incentive Plan, as well as outstanding Uranerz Replacement Options (defined below, see "Uranerz Replacement Options"), which have been approved by shareholders:

Plan Category	Number of Common Shares to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(1)(3)	Number of Common Shares remaining available for future issuance(1)
Equity compensation plans approved by security holders(7)	3,292,862 (2)(4)(5)(6)	$6.62	6,356,854
Equity compensation plans not approved by security holders	Nil	NA	Nil
Total	3,292,862	$6.62	6,356,854

Notes:

(1) There are no warrants outstanding at this time.

(2) Includes 1,132,972 stock options and 1,143,146 RSUs. With a few exceptions, each RSU vests annually at approximately the following intervals: as to 50% on January 27th approximately one year after the date of grant, as to another 25% on January 27th approximately two years after the date of grant and as to the remaining 25% on January 27th approximately three years after the date of grant. Upon vesting, each RSU entitles the holder to receive one Common Share without any additional payment.

(3) 1,143,146 RSUs have been excluded from the weighted average exercise price because they have no exercise price.

(4) Includes 785,476 2022 SARs earned in 2021 (excluding any SARs granted but since forfeited). As noted above, each 2022 SAR granted entitles the holder, on exercise, to a payment in cash or shares (at the election of the Company) equal to the difference between the market price of the Common Shares at the time of exercise and $6.47 (the market price at the time of grant) over a five-year period, but vest only upon the achievement of the following performance goals: as to one-third of the SARs granted upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $12.00 for any continuous 90-calendar-day period; as to an additional one-third of the SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $14.00 for any continuous 90-calendar-day period; and as to the final one-third of the SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $16.00 for any continuous 90-calendar-day period. Further, notwithstanding the foregoing vesting schedule, no SARs were able to be exercised by the holder for an initial period of one year from the date of grant; the date first exercisable being January 25, 2023. As of December 31, 2023, none of the performance goals had been achieved and none of the underlying SARs have vested.

(5) Includes 231,269 2023 SARs earned in 2022 (excluding any SARs granted but since forfeited). As noted above, each 2023 SAR granted entitles the holder, on exercise, to a payment in cash or shares (at the election of the Company) equal to the difference between the market price of the Common Shares at the time of exercise and $7.36 (the market price at the time of grant) over a five-year period, but vest only upon the achievement of the following performance goals: as to one-third of the SARs granted upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $12.00 for any continuous 90-calendar-day period; as to an additional one-third of the SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $14.00 for any continuous 90-calendar-day period; and as to the final one-third of the SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $16.00 for any continuous 90-calendar-day period. Further, notwithstanding the foregoing vesting schedule, no SARs were able to be exercised by the holder for an initial period of one year from the date of grant; the date first exercisable being January 26, 2024. As of December 31, 2023, none of the performance goals had been achieved and none of the underlying SARs have vested.

(6) For purposes of this table, all equity is reported in the year granted, not necessarily earned.

(7) Represents a weighted average exercise price of stock options and SARs pursuant to the Omnibus Equity Incentive Plan.

There are no compensation plans under which equity securities of the Company are authorized for issuance that were adopted without the approval of the Company's shareholders.

2024 Omnibus Equity Incentive Compensation Plan, as Amended on May 24, 2024 and April 21, 2025

Summary of Equity Incentive Plan

The summary of the principal terms of the Equity Incentive Plan, as provided in Proposal 3 - Amendment of the Omnibus Equity Incentive Compensation Plan to Increase Share Authorization Limits, above, is qualified in its entirety by reference to the text of the Equity Incentive Plan. The Board or a Committee is responsible for administering the Equity Incentive Plan.

The annual burn rate under the Equity Incentive Plan, as defined by Section 613(p) of the TSX Company Manual, is the number of securities granted under the arrangement during the applicable fiscal year divided by the weighted average number of securities outstanding for the applicable fiscal year, for the years ended December 31, 2024, 2023 and 2022, respectively, are as follows:(1)

	2024	2023	2022
Weighted Average Number of Securities Outstanding	171,964,321	159,107,039	157,343,250
Options Granted	772,189	153,299(2)	118,318
RSUs Granted	879,699	450,232	411,467
SARs Granted	Nil	308,333	833,315
Total Securities Awarded under the Arrangement	1,651,888	911,864	1,363,100
Burn Rate	1.0%	0.6%	0.9%

Notes:

(1)  For purposes of this table, all equity is reported in the year granted, not necessarily earned.

(2) While the January 2025 grants of Performance-Based Options discussed above were earned in 2024, they had not yet been awarded as of December 31, 2024 and, as such, the 2025 Performance-Based Options are not reflected in the Number of Options Granted in 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED SHAREHOLDER MATTERS

The following tables set forth information as of April 17, 2025 regarding the ownership of our Common Shares by each NEO, each Director and all Directors and NEOs as a group, as well as certain other beneficial owners. Except as set out below, the Company is not aware of any person who owns more than 5% of our Common Shares.

The number of Common Shares beneficially owned, and the percentage of common shares beneficially owned, are based on a total of 214,837,845 Common Shares issued and outstanding as of April 17, 2025.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Common Shares subject to Options and SARs that are exercisable within 60 days following April 17, 2025 are deemed to be outstanding and beneficially owned by the optionee or holder for the purpose of computing share and percentage ownership of that optionee or holder but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. No RSUs vest within 60 days after April 17, 2025. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole or shared voting and investment power for all Common Shares shown as beneficially owned by them.

As of April 17, 2025, there were 214,837,845 Common Shares issued and outstanding as fully paid and non-assessable and carrying a right to one vote per share. The following table sets forth certain information regarding the direct ownership of Common Shares as of April 17, 2025, except where otherwise noted, by: (i) each of Energy Fuels' Directors; (ii) each of Energy Fuels' current NEOs; and (iii) all of Energy Fuels' current NEOs and Directors as a group.

Beneficial Ownership

Security Ownership of Certain Beneficial Owners

Title of Class	Name of Beneficial Owner	Address of Beneficial Owner	Amount of Beneficial Ownership (Direct)	Amount of Beneficial Ownership (Indirect)	Total	Percent of Class(3)
Common Shares	BlackRock, Inc.(1)	BlackRock, Inc. 50 Hudson Yards New York, NY 10001 USA	15,327,577	Nil	15,327,577	7.13%
Common Shares	ALPS Advisors, Inc.(2)	1290 Broadway, Suite 1000 Denver, CO 80203 USA	12,348,901	Nil	12,348,901	5.75%
Common Shares	Global X Management(1)	Global X Management Company, LLC ("GXMC") 605 3rd Avenue, 43rd Floor New York, NY 10158 USA	11,336,443	Nil	11,336,443	5.28%
TOTALS	Certain Beneficial Owners (3 total)	NA	39,012,921	Nil	39,012,921	18.16%

Notes:

(1) The beneficial ownerships reported for BlackRock, Inc. and GXMC are based on their respective 13G filings dated December 31, 2024.

(2) The beneficial ownership reported for ALPS Advisors, Inc. is based on its 13F filing dated December 31, 2024.

(3) The ownership percentages set forth in this column are based upon the assumption that each of the owners continued to own the number of shares reflected in the table above as of April 21, 2025, being the Record Date.

Security Ownership of NEOs and Directors

Title of Class	Name of Beneficial Owner (1)	Amount of Beneficial Ownership (Direct)	Amount of Beneficial Ownership (Indirect)	Common Shares Acquirable Within 60 days(2)	Total	Percent of Class(3)
Common Shares	Nathan Bennett	12,722	Nil	Nil	12,722	0.01%
Common Shares	J. Birks Bovaird	158,151	Nil	Nil	158,151	0.07%
Common Shares	Timothy J. Carstens(4)	465,374	10,914	Nil	476,288	0.22%
Common Shares	Mark S. Chalmers	835,431	Nil	Nil	835,431	0.39%
Common Shares	Benjamin Eshleman III(5)	176,202	4,000	Nil	180,202	0.08%
Common Shares	Ivy V. Estabrooke	30,677	Nil	Nil	30,677	0.01%
Common Shares	Barbara A. Filas	129,219	Nil	Nil	129,219	0.06%
Common Shares	David C. Frydenlund	495,516	Nil	Nil	495,516	0.23%
Common Shares	Bruce D. Hansen	272,819	Nil	Nil	272,819	0.13%
Common Shares	Jaqueline Herrera	28,391	Nil	Nil	28,391	0.01%
Common Shares	Dennis L. Higgs	277,916	Nil	Nil	277,916	0.13%
Common Shares	Robert W. Kirkwood(6)	431,473	228,475	Nil	659,948	0.31%
Common Shares	Curtis H. Moore	79,745	Nil	Nil	79,745	0.04%
Common Shares	Alexander G. Morrison	153,833	Nil	Nil	153,833	0.07%
Common Shares	Michael H. Stirzaker(7)	2,337	11,050	Nil	13,387	0.01%
TOTALS	Current Directors and NEOs (15 total)(8)	3,549,806	254,439	Nil	3,804,245	1.77%

Notes:

(1) Except as otherwise indicated, the address for each beneficial owner is 225 Union Blvd., Suite 600, Lakewood, Colorado 80228 USA.

(2) This column represents the right to acquire beneficial ownership of Common Shares through the exercise of any option, warrant or right, or through the conversion of a security, such as Restricted Stock Units, within 60 days of April 17, 2025.

(3) Based on 214,837,845 Common Shares outstanding on April 17, 2025.

(4) Timothy J. Carstens has an indirect beneficial interest in Varadero Pty Ltd.

(5) Benjamin Eshleman III has an indirect beneficial interest in the Katherine Kilpatrick Eshleman Revocable Trust and the Margaret Shinkle Eshleman Revocable Trust.

(6) Robert W. Kirkwood has an indirect beneficial interest in the Kirkwood Son Trust #2.

(7) Michael H. Stirzaker has an indirect beneficial interest in Stith Pty Ltd.

(8) The percent of class of Common Shares both directly and indirectly held by the current NEOs and Directors of the Company, excluding Common Shares acquirable within 60 days of April 17, 2025, is 0%.

INTEREST OF MANAGEMENT & OTHERS IN MATERIAL TRANSACTIONS

The Company reviews all known relationships and transactions in which the Company and its Directors and executive officers or their immediate family members are participants to determine whether they qualify for disclosure as a transaction with related persons under Item 404(d) of Regulation S-K of the Exchange Act. We screen for these relationships and transactions through the annual circulation of a D&O Questionnaire to each member of the Board and each of our officers who is a reporting person under Section 16 of the Exchange Act. The D&O Questionnaire contains questions intended to identify related persons and transactions between the Company and related persons. The Company's Code of Business Conduct and Ethics requires that any situation that presents an actual or potential conflict between a Director, officer or employee's personal interest and the interests of the Company must be reported to the Company's Chief Legal Officer or, in the case of reports by Directors, to the Chair of the Company's Audit Committee. Generally, any related-party transaction that would require disclosure pursuant to Item 404 of Regulation S-K would require prior approval. Any waivers from these requirements that are granted for the benefit of the Company's Directors or executive officers must be granted by the Board.

Except as described in this Proxy Statement, no (i) officer, Director, promoter or affiliate of the Company, (ii) proposed Director of the Company, or (iii) associate or affiliate of any of the foregoing persons, has had any material interest, direct or indirect, in any transaction during the two fiscal years ended December 31, 2024 and 2023 or in any proposed transaction which has materially affected or would materially affect the Company or its subsidiaries.

RadTran LLC Acquisition

On August 16, 2024, the Company acquired RadTran, a private company specializing in the separation of critical radioisotopes, to further the Company's plans for development and production of medical isotopes used in cancer treatments.

Under the acquisition, the purchase price paid by Energy Fuels to the owners of RadTran consisted of: (i) on closing, $1.50 million in cash, $1.50 million in Common Shares and the grant of a 2% royalty on future revenues from the sale of produced radium, as well as certain other contractual commitments; and up to an additional $14.00 million total in cash and Common Shares based on the satisfaction of a number of performance-based milestones, including (i) $1.00 million in cash and $1.00 million in Common Shares upon achieving initial production; (ii) $1.00 million in cash and $1.00 million in Common Shares upon securing suitable offtake agreements to justify commercial production; and (iii) $10.00 million in cash upon reaching commercial production.

As part of the Company's acquisition of RadTran, Saleem Drera, PhD, President and CEO and 83% owner of RadTran, joined Energy Fuels as Vice President of Radioisotopes, Radiological Systems, and Intellectual Property. In this role, Dr. Drera leads Energy Fuels' efforts to integrate RadTran's proprietary technology, which includes a number of patents, pending patents, trade secrets and know-how relating to efficient separation of Ra-226 and Ra-228 from process streams, and drive innovation in the production of medical radioisotopes. As a former owner of RadTran, Dr. Drera is entitled to his 83% proportionate share of the 2% royalty on future revenues from the sale of produced radium, as well as certain other contractual commitments, and up to an additional $14.00 million total in cash and Common Shares based on the satisfaction of a number of performance-based milestones.

AUDIT COMMITTEE DISCLOSURE

Registrant Disclosure

The Company is a listed issuer, as defined in section 240.10A-3 of the Exchange Act. In addition, the Company is neither i) a subsidiary of another listed issuer that is relying on the exemption in section 240.10A-3(c)(4) through (c)(7) of CFR Title 17, Chapter II, nor ii) relying on any of the exemptions in section 240.10A-3(c)(4) through (c)(7) of CFR Title 17, Chapter II.

Audit Committee Disclosure

The Company has a separately designated standing audit committee (the "Audit Committee") that complies with Rule 10A-3 of the Exchange Act and the requirements of the NYSE Guide. The Audit Committee was established in accordance with section 3(a)(58)(A) of the Exchange Act. The Directors of the Company have determined that each member of the Audit Committee is considered to be "independent" and "financially literate" within the meaning of National Instrument 52-110 - Audit Committees ("NI 52-110"). The Board has further determined that at least one member of the Audit Committee qualifies as a financial expert (as defined in Item 407(d)(5) of Regulation S-K under the Exchange Act), and that each member of the Audit Committee is financially sophisticated, as determined in accordance with Section 803B(2)(iii) of the NYSE Guide and is independent (as determined under Exchange Act Rule 10A-3 and section 803A and 803B of the NYSE Guide). The current members of the Company's Audit Committee are J. Birks Bovaird, Benjamin Eshleman III, Bruce D. Hansen, Alexander G. Morrison and Michael H. Stirzaker, all of whom are independent. Alexander G. Morrison is the Chair of the Audit Committee. Mr. Morrison's experience as a Certified Public Accountant, together with his vast financial expertise attained through his years of work in public accounting and through numerous management and executive positions, including Vice President and Chief Financial Officer of Franco-Nevada Company, Vice President and Chief Financial Officer of Novagold Resources Inc. and Vice President and Controller of Homestake Mining Company, qualifies him as a financial expert on the Company's Audit Committee. Mr. Hansen is also a financial expert, having served as CEO and a Director of General Moly Inc. from 2007 to November 2020, and additionally as its CFO from May 2017 to November 2020. Mr. Hansen was also CFO of Newmont Mining Company from 1999 to 2005. He holds a Master of Business Administration degree and a Bachelor of Science Degree in Mining Engineering. Likewise, Mr. Stirzaker is a financial expert, having previously served as CFO of Finders Resources Ltd, at the director-level in investment banking for mergers and acquisitions, and in a finance advisory capacity. Mr. Stirzaker also served as a partner in a natural resource equity fund that required financial literacy, and currently acts as the Audit Committee Chair for both Southern Palladium Ltd and Firestone Diamonds Ltd. He is a member of the Institute of Chartered Accountants in Australia and holds a Bachelor of Commerce degree.

The Board has adopted a Charter for the Audit Committee which sets out the Committee's mandate, organization, powers and responsibilities. A copy of the Audit Committee Charter can be found on the Company's website at www.energyfuels.com. The Audit Committee Charter complies with Rule 10A-3 and the requirements of the NYSE American, as well as applicable requirements of the SEC, the Ontario Securities Commission and the TSX. During the fiscal year ended December 31, 2024, the Audit Committee met seven times.

The Audit Committee is a committee established and appointed by and among the Board members to assist the Board in fulfilling its oversight responsibilities with respect to the Company. In so doing, the Audit Committee provides an avenue of communication among the external auditor, management, and the Board. The Committee's purpose is to ensure the integrity of financial reporting and the audit process, and that sound risk management and internal control systems are developed and maintained. In pursuing these objectives, the Audit Committee oversees relations with the external auditor, reviews the effectiveness of the internal audit function, and oversees the accounting and financial reporting processes of the Company and audits of financial statements of the Company.

The Board has also delegated to the Audit Committee direct and primary oversight of the Company's cybersecurity risk exposures and the steps taken by management to monitor, mitigate and manage/respond to cybersecurity risks and incidents. See "Corporate Governance Disclosure - Cybersecurity," below.

No member of the Committee may earn fees from the Company or any of its subsidiaries, including any consulting, advisory or other compensatory fees, other than Directors' fees or committee member fees (which fees may include cash, options or other "in-kind" consideration ordinarily available to Directors).

Principal Accountant Fees and Services

The table below sets forth the aggregate fees and expenses provided to the Company by KPMG LLP (in thousands):

	Year Ended December 31,
	2024	2023
Audit(1)	$1,876	$1,052
Audit-related	-	-
Tax	-	-
All other	-	-
Total	$1,876	$1,052

Notes:

(1) Includes the audit of Energy Fuels' annual consolidated financial statements included in the Annual Report on Form 10-K and internal controls over financial reporting, review of Energy Fuels' quarterly financial statements included in Quarterly Reports on Form 10-Q and statutory audits required internationally.

Policy on Pre-Approval by our Audit Committee of Services Performed by Independent Auditors

Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility to review and approve the fees charged by the external auditors for audit services, and to review and approve all services other than audit services to be provided by the external auditors, and associated fees. All engagements and fees for the fiscal year ended December 31, 2024 were pre-approved by the Audit Committee.

The Company also has in place a "Policy for Hiring Members (or Former Members) of Independent Public Auditors." Such Policy mandates that the Company or its subsidiaries will not hire any person in a Financial Reporting Oversight Role, as defined therein, during a fiscal period unless the individual is not a Member of the Audit Engagement Team (defined as the lead partner, the concurring partner or any other member of the audit engagement team who provided more than ten hours of audit, review or attest services for the Company during the relevant period) at any time during the fiscal period and had not been a Member of the Audit Engagement Team during the one-year period preceding the Initiation of the Audit (defined for a fiscal period as the day after the Form 10-K covering the previous fiscal period is filed with the SEC) for the fiscal period.

Audit Committee Report

In the course of providing its oversight responsibilities regarding the Company's financial statements for the year ended December 31, 2024, the Audit Committee reviewed and discussed the audited financial statements, which appear in our Annual Report on Form 10-K, with management and our independent auditors. The Audit Committee reviewed accounting principles, practices and judgments as well as the adequacy and clarity of the notes to the financial statements. Since the commencement of our most recently completed fiscal year, our Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61, as superseded by Statement of Auditing Standard 114 - the Auditor's Communication with those Charged with Governance.

The Audit Committee meets regularly with the independent auditors to discuss their audit plans, scope and timing on a regular basis, without management present in executive sessions. The Audit Committee met seven times during the fiscal year ended December 31, 2024, with six in-camera sessions held, five of which were with the independent auditors first and then with the Audit Committee members only. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable standards for auditors of public companies.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to Shareholders on Form 10-K for the year ended December 31, 2024. The Audit Committee and the Board have also recommended the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2025.

Submitted by the Audit Committee Members:
J. Birks Bovaird

Benjamin Eshleman III
Bruce D. Hansen
Alexander G. Morrison, Chair

Michael H. Stirzaker

CORPORATE GOVERNANCE DISCLOSURE

The Board is currently comprised of eleven Directors, and eleven are nominated for reelection as Directors of the Company at the Meeting.

The Board is responsible for determining whether or not each Director is independent. This assessment is made in accordance with standards set forth in Section 803 of the NYSE Guide, as well as NI 52-110, and the Company's corporate governance policies. Under NI 52-110, a Director is considered to be unrelated and independent by the Board if the Board determines that the Director has no direct or indirect material relationship with the Company. A material relationship is a relationship that could, in the view of the Board, be reasonably expected to interfere with the exercise of the Director's judgment independent of management. With the assistance of the Governance and Nominating Committee, the Board reviews each Director's independence annually and upon the appointment or election of a new Director. The Board last considered this matter at its meeting on April 21, 2025.

Ten of the eleven existing Directors are considered by the Board to be independent within the meaning of NI 52-110 and Section 803A of the NYSE Guide. Mark S. Chalmers is not an independent Director, as he is the President and CEO of the Company. However, each of the remaining Directors, namely, J. Birks Bovaird, Benjamin Eshleman III, Ivy V. Estabrooke, Barbara A. Filas, Bruce D. Hansen, Jaqueline Herrera, Dennis L. Higgs, Robert W. Kirkwood, Alexander G. Morrison and Michael H. Stirzaker, are independent Directors of the Company since none have been an executive officer or employee of the Company during the last three years, nor has a relationship that would interfere with the exercise of independent judgement in carrying out the responsibilities as a Director.

The Chair of the Board and the Chairs of all the Board's Committees are independent Directors.

A number of Directors of the Company are also Directors of other reporting issuers. See "Particulars of Matters to be Acted Upon at the Meeting - Election of Directors."

The Chair of the Board, J. Birks Bovaird, is not a member of management and is an unrelated and independent Director. One of his principal responsibilities is to oversee the Board processes so that it operates efficiently and effectively in carrying out its duties and to act as a liaison between the Board and management.

The independent Directors of the Board are encouraged by the Board to hold private sessions as such independent Directors deem necessary in the circumstances. In the year ended December 31, 2024, the independent Directors held separate in-camera sessions following 14 out of 17 total Board meetings and had informal discussions from time to time.The four committees likewise hold in-camera sessions with their independent members on a frequent basis, as necessary for the effective governance of the Company.

The Board held a total of 18 meetings during the year ended December 31, 2024. The following table shows the number of Board meetings each Director attended during that period.

Name	Number of Board Meetings Held While a Director	Number of Board Meetings Attended
J. Birks Bovaird	18	18
Mark S. Chalmers	18	18
Benjamin Eshleman III	18	17
Ivy V. Estabrooke	18	18
Barbara A. Filas	18	17
Bruce D. Hansen	18	18
Jaqueline Herrera	18	16
Dennis L. Higgs	18	17
Robert W. Kirkwood	18	18
Alexander G. Morrison	18	17
Michael H. Stirzaker	5	5

During 2024, the Directors collectively attended 97% of the Board meetings held and 96.7% of the committee meetings held, as applicable to the individual Directors. Overall, the combined Board and committee meeting attendance for the 2024 year was 96.91%.

Board Mandate

The Board's mandate is set out in the Company's Corporate Governance Manual, a copy of which can be found on our website at www.energyfuels.com, as approved by the Board, and reviewed on an annual basis. The Board is responsible, directly and through its committees, for the supervision of the management of the business and affairs of the Company. The Board seeks to ensure the viability and long-term financial strength of the Company and the creation of enduring shareholder value. In pursuing these objectives, the Board will have regard to the best interests of shareholders and the Company and to the needs of its other stakeholders, including the needs of the communities in which the Company conducts its business and the needs of its employees and suppliers.

To assist the Board in the implementation of its mandate, it delegates some of its responsibility to committees. The Board reviews and approves the structure, mandate and composition of its committees. It also receives and reviews periodic reports of the activities and findings of those committees.

The Board selects and appoints the Company's President and CEO and, through such person, other officers and senior management to whom the Board delegates certain of its power of management. The Board approves strategy, sets targets, performance standards and policies to guide them; monitors and advises management; sets their compensation and, if necessary, replaces them.

The Board reviews and approves, for release to shareholders, quarterly and annual reports on the performance of the Company, and certain other material public communications. The Board has implemented a Corporate Disclosure Policy, which it reviews annually, to ensure effective communication between the Company, its shareholders, prospective investors, the public and other stakeholders, including the dissemination of information on a regular and timely basis. The CEO has dedicated a portion of his time to communicate with shareholders and prospective investors. Through its officers, the Company responds to questions and provides information to individual shareholders, institutional investors, financial analysts and the media.

The Board ensures that mechanisms are in place to guide the organization in its activities. The Board reviews and approves a broad range of internal control and management systems, including expenditure approvals and financial controls. Management is required by the Board to comply with legal and regulatory requirements with respect to all of the Company's activities.

Position Descriptions

The Board has adopted a written position description for the CEO of the Company. The primary role of the CEO is to develop and recommend to the Board a long-term strategy and vision for the Company that leads to the creation of shareholder value, to develop and recommend to the Board annual business plans and budgets that support the Company's long-term strategy, and to ensure that the day-to-day business affairs of the Company are appropriately managed, including evaluation of the Company's operating performance and initiating appropriate action where required. In order to fulfill this role, the CEO is expected to ensure that the Company has an effective management team and to have an active plan for its development and succession, and to foster a corporate culture that promotes ethical practices, encourages individual integrity and fulfills social responsibility, including ensuring that the Company is in compliance with its Corporate Disclosure Policy and EHSS Policy and internal controls and procedures. Finally, the CEO is expected to ensure that the Company builds and maintains strong, positive relationships with its investors, employees and the corporate and public community.

The position description for the Chair of the Board is set out in the Company's Corporate Governance Manual. The primary role of the Chair is to provide leadership to the Board, to ensure that the Board can function independently of management and fully discharge its duties. This involves acting as a liaison between the Board and management, working with management to schedule Board meetings and with committee chairs to coordinate scheduling committee meetings, ensuring the appropriate agendas for meetings, ensuring the proper flow of information to the Board, and reviewing the adequacy and timing of documented material in support of management's proposals. The Chair of the Board also works with the Governance and Nominating Committee to ensure proper committee structure, including assignments of members and committee Chairs, as well as chairs all meetings of the Board, and when requested by the CEO, meetings of shareholders.

The Board has developed written position descriptions for the Chair of each committee. The primary responsibilities of the Chair of each committee are to: develop the agenda for each meeting of the committee; preside over committee meetings; oversee the committee's compliance with its Charter; work with management to develop the committee's annual work plan; together with management, identify, review and evaluate matters of concern to the committee; and report regularly to the Board.

Succession Plan

On an annual basis, management provides the Board with its "Succession Plan" identifying potential candidates for the Company's executive and other management roles. The Plan is presented in the form of a matrix sorted according to position, incumbent, incumbent age, potential successor and current title, whether internal, external or a consultant, the successor's age, the successor's current level of competency for the position, the period of time necessary for the successor to be ready to assume the role, and training needs. To the extent possible, the Company works to provide opportunities for career growth to its current employees within the Company, both for purposes of retention and motivation. The Plan provides all levels of decision-makers within the Company with a good understanding of its most crucial roles/positions, the expertise and training required for each to function adequately, and those potential candidates who show promise in the field so that current management knows where to focus any training efforts and promotional decisions.

The Company is currently working on a succession plan for President and CEO Mark S. Chalmers. The Board has formed a Special Committee on Succession Planning to work with the President and CEO in the identification, evaluation and selection of one or more highly qualified individuals as successor to the President and CEO of the Company.  In all aspects of succession planning, the Board and senior executive management work carefully together to ensure that all actions taken are, to the best of their ability, in the best interests of the Company's shareholders in both the short- and long-term.

Orientation and Continuing Education

New Directors are provided with a comprehensive information package on the Company and its management and are fully briefed by senior management on the corporate organization and key current issues. The information package includes contact information, the Company's organizational chart, the Articles and by-laws of the Company, the Company's Corporate Governance Manual and certain key documents and plans such as the Company's Equity Incentive Plan, Shareholder Rights Plan, Directors' and Officers' ("D&O") Insurance Policy and Indemnity Agreement. The Company's Corporate Governance Manual describes the roles, responsibilities and mandates of the Board, its committees, its Directors, the Chair of the Board, the Chairs of each committee and the CEO, and also includes, as appendices, the following key documents of the Company:

(1) Charter of the Audit Committee;

(2) Charter of the Governance and Nominating Committee;

(3) Charter of the Compensation Committee;

(4) Charter of the EHSS Committee;

(5) Clawback Policy;

(6) Cybersecurity Policy (maintained on a confidential basis due to sensitive content);

(7) EHSS Policy;

(8) Corporate Disclosure Policy;

(9) Insider Trading Policy;

(10) Whistleblower Standard;

(11) Code of Business Conduct and Ethics;

(12) Excerpts from National Policy 51-201 "Disclosure Standards" Regarding Materiality;

(13) Procedure for Hiring Outside Counsel or Consultants;

(14) Share Ownership Requirements for Directors;

(15) Policy Regarding Loans to Directors and Officers;

(16) Diversity Policy;

(17) Policy for Hiring Members (or Former Members) of Independent Public Auditors;

(18) Majority Voting Policy;

(19) Cash Investment Policy;

(20) Disclosure Controls and Procedures;

(21) Management's Limits of Authority;

(22) Climate Change Policy;

(23) Human Rights Policy; and

(24) Vendor Code of Conduct.

Notably, the Code of Business Conduct and Ethics and Vendor Code of Conduct directly address matters designed to ensure that the Company, its employees and representatives at all times comply with the U.S. Foreign Corrupt Practices Act and applicable international equivalents. The Company also has subsidiary-level policies in place that address site-specific needs and circumstances, as well as specific jurisdictional and regulatory requirements.

New Directors are also introduced to the Company's website, which includes the Company's most recent annual filings, proxy statements, press releases, material change reports, the Sustainability Report and other continuous and periodic disclosure documents, all of which provide the information necessary for a new Director to become familiar with the nature and operation of the Company's business. New Directors partake in a day-long orientation program at the Company's head office in Lakewood Colorado, during which they are instructed on all matters relevant to the Company's business, assets and risks, and their roles and duties as Directors. Management is also available to answer any questions from or to provide any additional orientation for new Directors that may be required. Visits to key operations may be arranged for new Directors.

A list of upcoming, relevant continuing education programming, memberships, certifications and literature is provided to the Board biannually (each iteration, the "CE Memo"). Board members are also periodically provided with updates from the Company's legal counsel and other advisors, who report on developments affecting corporate and securities law matters and governance generally. Any material developments affecting the ability of Directors to meet their obligations as Directors are brought to the attention of the Chair of the Board and the GN Committee by management, and appropriate actions are taken by the GN Committee to ensure that Directors maintain the skill and knowledge necessary to meet their obligations.

In 2024, the Board put in place a Policy on Continuing Education Requirements for Directors (the "Continuing Education Policy"), which applies to all non-employee Directors. Under the Continuing Education Policy, new Directors appointed to the Board (each, a "New Director") must take a minimum of fifteen hours of Qualifying Courses as defined in the Continuing Education Policy as soon as practicable after first joining the Board and, in any event, within three (3) years after joining the Board. For New Directors who are also first-time board members, the Qualifying Courses must address a broad range of relevant topics that serve as a solid foundation for the New Director going forward (e.g., governance essentials, board best practices, etc.), whereas, for New Directors who are seasoned board members from other companies, the Qualifying Courses may address either a range of relevant topics or more nuanced/narrowly defined topics, at that New Director's preference. Unless prohibited by the Qualifying Courses due to copyright distribution concerns, a copy of the presentation materials must be provided to the Corporate Secretary, who shall have discretion to circulate them to the full Board or certain Committees as appropriate so that the full Board may benefit from the continuing education experiences of others. The Continuing Education Policy sets out annual and biannual budgeted amounts that may be incurred by Directors in attending Qualifying Courses.

Cybersecurity

The Company maintains a cyber risk management program designed to identify, assess, manage, mitigate and respond to cybersecurity threats. This program is integrated within the Company's enterprise risk management program. The Company regularly assesses the threat landscape and takes a holistic view of cybersecurity risks, with a layered cybersecurity strategy based on prevention, detection and mitigation. The Company has an interdisciplinary team to oversee cybersecurity at the management level, which reviews all enterprise-level cybersecurity risks at least annually, or more frequently as needed.

The Audit Committee has been delegated, by and on behalf of the Board, direct and primary oversight of the Company's cybersecurity risk exposures and the steps taken by management to monitor, mitigate and manage/respond to cybersecurity risks and incidents. The CFO, together with the appropriate members from the Company's interdisciplinary team as needed, brief the Audit Committee on the effectiveness of the Company's cyber risk management program on at least a quarterly basis, or more frequently as needed on a wide range of topics, including recent developments, evolving standards, vulnerability assessments, third-party and independent reviews, the threat environment, technological trends and information security considerations arising with respect to the Company, its peers and third parties. In addition, cybersecurity risks are reviewed by the Board, at least annually, as part of the Company's corporate enterprise risk mapping exercise. The Board and the Audit Committee also receive prompt and timely information regarding any cybersecurity incident that meets the SEC, Ontario Securities Commission and stock exchange-established reporting thresholds, as well as ongoing updates and follow-up disclosures regarding any such incident until it has been wholly addressed and remediated.

Ethical Business Conduct

The Board has adopted a written Code of Business Conduct and Ethics (the "Code of Ethics") for Directors, officers, and employees of the Company, which is contained in the Company's Corporate Governance Manual. The Corporate Governance Manual is provided to each new Director, and a copy of the Code of Ethics is provided to each new employee. The Code of Ethics is also published on the Company's website at www.energyfuels.com. All the Directors and officers of the Company are required to affirm their compliance with the Code of Ethics in writing annually.

The Code of Ethics sets out in detail the core values and the principles by which the Company is governed, and addresses topics such as: conflicts of interest, including transactions and agreements in respect of which a Director or executive officer has a material interest; protection and proper use of corporate assets and opportunities; confidentiality of corporate information; fair dealing with the Company's security holders, customers, suppliers, competitors and employees; compliance with laws, rules and regulations, including (but not limited to) those applicable to insider trading, fraud, bribery and corruption, particularly in dealings with public officials domestically and abroad; and reporting of any illegal or unethical behavior. Under the Code of Ethics and applicable law, any Director or officer who has a material interest in a transaction or agreement is required to disclose that Director or officer's interest and refrain from voting or participating in any decision relating to the transaction or agreement.

The Company's management team is committed to fostering and maintaining a culture of high ethical standards and compliance that ensures a work environment that encourages employees to raise concerns to the attention of management and that promptly addresses any employee compliance concerns. Under the Code of Ethics, all Directors, officers, and employees must take all reasonable steps to prevent contraventions of the Code of Ethics, to identify and raise issues before they lead to problems, and to seek additional guidance when necessary. If breaches of the Code of Ethics occur, they must be reported promptly. The Company maintains appropriate records that evidence ongoing compliance with the Code of Ethics. It is ultimately the Board's responsibility for monitoring compliance with the Code of Ethics. The Board will review the Code of Ethics periodically and review management's monitoring of compliance with the Code of Ethics, and if necessary, consult with members of the Company's senior management team and Audit Committee, as appropriate, to resolve any reported violations of the Code of Ethics. Any waivers from the Code of Ethics that are granted for the benefit of the Company's Directors or executive officers shall be granted by the Board but shall not, in any case, be given where such a waiver would be in violation of applicable law. Violations of the Code of Ethics by a Director, officer or employee are grounds for disciplinary action, up to and including immediate termination and possible legal prosecution.

Where a material departure from the Code of Ethics by a Director or executive officer constitutes a material change, the Company will file a material change report disclosing the date of the departure, the parties involved in the departure, the reason why the Board has or has not sanctioned the departure, and any measures the Board has taken to address or remedy the departure. No "material change" reports have been filed and no waivers of the Code of Ethics have been made since the beginning of the year ended December 31, 2024 that pertain to any conduct of a Director or NEO that constitutes a departure from the Code of Ethics.

The Company expects all agents, consultants and contractors to comply with the Code of Ethics and also maintains a Vendor Code of Conduct, with similar provisions applicable to all suppliers, merchants and vendors and other persons doing business with the Company and their respective employees, agents, subcontractors and affiliates (collectively, "Vendors"). As a part of its standard vendor intake process, the Company's finance department provides to all Vendors a copy of the Vendor Code of Conduct to ensure they are made aware of the Company's expectations and standards.

Restriction on Hedging and Certain Transactions in Publicly Traded Options

The Company has in place an Insider Trading Policy, to be reviewed and approved by the Board annually, which includes a section on "Hedging Transactions" that, in order to ensure the effectiveness of share ownership policies aimed at aligning the interests of Insiders with shareholders, restricts Insiders (i.e., the Company's NEOs and Directors) from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, which are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or Director. These types of transactions allow a person to lock in much of the value of the person's share holdings, often in exchange for all or part of the potential for upside appreciation in the stock. These transactions allow the person to continue to own the covered securities but without the full risks and rewards of ownership. When that occurs, the person may no longer have the same objectives as the Company's other shareholders. Therefore, the Company prohibits Insiders from engaging in such transactions.

Similarly, a transaction in publicly traded options is, in effect, a bet on the short-term movement of the Company's stock and may create the appearance that an Insider is trading based on inside information. Because transactions in publicly traded options may focus a person's attention on short-term performance at the expense of the Company's long-term objectives, transactions in puts, calls or other derivative securities by Insiders, on an exchange or in any other organized market, are prohibited by the Company's Insider Trading Policy.

Governance and Nominating Committee

The Board has a GN Committee, which is composed entirely of independent Directors, including its current Chair Benjamin Eshleman III, who is an independent Director. The GN Committee has the general responsibility for developing and monitoring the Company's approach to corporate governance issues and for identifying and recommending to the Board nominees for appointment or election as Directors. The GN Committee has a charter which can be found on the Company's website at www.energyfuels.com. The GN Committee's responsibilities include the following: assessing the effectiveness of the Board as a whole, the Chair of the Board, the committees of the Board and the contribution of individual Directors on a periodic basis; ensuring that, where necessary, appropriate structures and procedures are in place to ensure that the Board can function independently of management; periodically examining the size of the Board, with a view to determining the impact of the number of Directors upon effectiveness; identifying individuals qualified to become new Board members and recommending to the Board all Director nominees for election or appointment to the Board; assessing Directors on an ongoing basis; and recommending to the Board the members to serve on the various committees. In addition, the GN Committee reviews the Company's disclosure of its corporate governance practices in the Company's Proxy Statement each year.

Nomination of Directors

During the year ended December 31, 2024, the GN Committee met six times, which included five in-camera sessions with the GN Committee members only and was responsible for proposing all candidates for Board nomination. In making its recommendations to the Board, the GN Committee considers what competencies and skills the Board as a whole should possess, the competencies and skills each existing Director possesses, and the competencies and skills each new nominee will bring to the boardroom, as well as increased representation through gender, ethnic and racial diversification. The GN Committee also considers whether or not each new nominee can devote sufficient time and resources to the nominee's duties as a Board member.

Age and Term Limits

It is proposed that each of the persons elected as a Director at the Meeting will serve until the close of the next annual meeting of the Company or until the Director's successor is elected or appointed. The Board has not adopted a term limit for Directors. The Board believes that the imposition of Director term limits on a board may discount the value of experience and continuity amongst Board members and runs the risk of excluding experienced and potentially valuable Board members. The Board relies on an annual Director assessment procedure in evaluating Board members and believes that it can best strike the right balance between continuity and fresh perspectives without mandated term limits. While age and tenure of a Director will not be determinative, those factors may be considered in conjunction with the Director's overall expertise, competencies and skills (as they relate to the needs of the Board), contributions, independence, time and resources, and attendance, in addition to any other criteria deemed relevant by the GN Committee. Tenure considerations would generally be expected to weigh more heavily into the analysis if the average tenure of all Directors on the Board were to surpass 15 years or more. The Board has demonstrated the effectiveness of its approach, as nine of the eleven current Directors, or nearly 82% of the Board, were appointed in 2015 or later.

Board Diversity

On January 28, 2015, the Board adopted a written Diversity Policy that sets out the Company's approach to diversity, including gender, on the Board and among the executive officers of the Company. The GN Committee and the Board aim to attract and maintain a Board and an executive team that have an appropriate mix of diversity, skill and expertise. All Board and executive officer appointments will be based on merit, and the skill and contribution that the candidate is expected to bring to the Board and the executive team, with due consideration given to the benefits of diversity.

Pursuant to the Diversity Policy, when considering the composition of, and individuals to nominate or hire to, the Board and the executive team, the GN Committee and the Board, as applicable, shall consider diversity from a number of perspectives, including but not limited to gender, age, race, ethnicity and cultural diversity, with a priority of maintaining and increasing Board gender diversity through set measurable targets. In addition, when assessing and identifying potential new members to join the Board or the executive team, the GN Committee and the Board, as applicable, consider the current level of diversity on the Board and the executive team.

The GN Committee and the Board are responsible for developing measurable objectives to implement the diversity policy and to measure its effectiveness. The GN Committee annually considers whether to set targets based on diversity for the appointment of individuals to the Board or the executive team, recognizing that notwithstanding any targets set in any given year, the selection of diverse candidates will depend on the pool of available candidates with the necessary skills, knowledge and experience.

In January 2025, the Board confirmed and approved a number of diversity-based recommendations of the GN Committee that include maintaining its measurable objectives of having, at current Board size, a qualified Board that is at least 30% gender diverse (including a minimum of one woman) at all times with at least one qualified racially or ethnically diverse Director on the Board at all times. The Board is proud to have met, and to have maintained over several years, these commitments through its selection of highly qualified individuals, all of whom were selected first and foremost for their ability to contribute meaningfully to the Company through unique skill sets that complement the existing Board expertise.

Notably, in October 2024, the Board size increased from ten directors to eleven directors when Mr. Stirzaker, former chair of the Base Resource board of directors, was appointed to the Board effective upon the closing of the Company's acquisition of all the fully paid ordinary shares of Base Resources. Mr. Stirzaker is a strong and qualified director and was highly desired for appointment by the Board, as he offers significant insights into the Base Resources business, including its personnel, operating history, strengths and challenges, as well as international finance expertise. However, his appointment did result in the ratio of gender-diverse Board members falling from 30% (3/10) to 27.27% (3/11). To make a fully informed decision relating to Board size, composition and diversity priorities, the Board has undertaken a formal, consultant-based gap analysis of the skills and expertise currently represented on the Board to determine whether (and how) to make any adjustments. This process is not expected to be completed by the Meeting and, as such, all eleven existing directors are recommended for re-election to the Board at this time.

Majority Voting Policy

On January 25, 2013, the Board adopted a majority voting policy. Pursuant to the majority voting policy, forms of proxy for meetings of the shareholders of the Company at which Directors are to be elected provide the option of voting in favor, or withholding from voting, for each individual nominee to the Board. If, with respect to any particular nominee, the number of shares withheld from voting exceeds the number of shares voted in favor of the nominee, then the nominee will be considered to have not received the support of the shareholders, and such nominee is expected to submit a resignation to the Board, to take effect on acceptance by the Board. The GN Committee and the Compensation Committee will review any such resignation and make a recommendation to the Board regarding whether or not such resignation should be accepted. The Board will determine whether to accept the resignation within 90 days following the shareholders' meeting. If the resignation is accepted, subject to any corporate law restrictions, the Board may (i) leave the resultant vacancy in the Board unfilled until the next annual meeting of shareholders of the Company, (ii) fill the vacancy by appointing a Director whom the Board considers to merit the confidence of the shareholders, or (iii) call a special meeting of the shareholders of the Company to consider the election of a nominee recommended by the Board to fill the vacant position. The majority voting policy applies only in the case of an uncontested shareholders' meeting.

Compensation Committee

The Company has a Compensation Committee, which is comprised entirely of independent Directors within the meaning of Section 805(c) of the NYSE American Company Guide, including its current Chair Robert Kirkwood who is an independent Director. The Board has delegated to the Compensation Committee the task of reviewing the Company's existing compensation policies on a periodic basis to ensure they remain current, competitive and consistent with the Company's overall goals and of recommending to the Board any new compensation policies that the Committee deems prudent and necessary. The Compensation Committee also has the authority and responsibility to review and approve corporate goals and objectives relevant to the CEO's compensation, evaluating the CEO's performance in light of those corporate goals and objectives, and making recommendations to the Board with respect to the CEO's compensation level (including salary incentive compensation plans and equity-based plans) based on this evaluation, as well as making recommendations to the Board with respect to any employment, severance or change of control agreements for the CEO. The ultimate decision relating to the CEO's compensation rests with the Board, taking into consideration the Compensation Committee's recommendations, corporate and individual performance, and industry standards. The Board has also delegated to the Compensation Committee the task of reviewing and approving for NEOs, other than the CEO, all compensation (including salary, incentive compensation plans and equity-based plans) and any employment, severance or change of control agreements, although the ultimate decision relating to any equity incentive-based compensation grants rests with the Board. The experience of Board and committee members who are also involved as management of, or board members or advisors to, other companies also factor into decisions concerning compensation. The Compensation Committee is governed by a charter, which can be found on the Company's website at www.energyfuels.com.

The Compensation Committee is also responsible for making recommendations to the Board with respect to the adequacy and form of compensation payable to and benefits of Directors in their capacity as Directors (including Board and committee retainers, meeting and committee fees, incentive compensation plans, and equity-based plans), so as to ensure that such compensation realistically reflects the responsibilities and risks involved in being an effective Director. Additional responsibilities of the Compensation Committee include: (i) considering the implications of the risks associated with the Company's compensation policies and practices and the steps that may be taken to mitigate any identified risks; (ii) reviewing executive compensation disclosure before the Company publicly discloses such information; and (iii) reviewing, and approving periodically management's succession plans for executive management, including specific development plans and career planning for potential successors, and recommending them to the Board.

During the year ended December 31, 2024, the Compensation Committee met five times, with five in-camera sessions held, and was responsible for administering the executive compensation program of the Company. For further information regarding how the Board determines the compensation for the Company's Directors and officers please see "Executive Compensation," above.

Clawback Policy

For a full discussion on the Company's Clawback Policy, which both meets and exceeds applicable legal requirements, refer to page 66 above.

Share Ownership Requirement

For a full discussion on the Company's Share Ownership Requirement for non-employee Directors, refer to page 95 above.

Environment, Health, Safety and Sustainability Committee

The energy and mining industries, by their very nature, can have impacts on the natural environment. As a result, environmental planning and compliance must play a very important part in the operations of any company engaged in these activities. The Company takes these issues very seriously and has established the EHSS Committee, which it considers a key committee to the responsible management of the Company, to assist the Board in fulfilling its oversight responsibilities for environmental, health, safety and sustainability matters. The mandate of the EHSS Committee is to oversee the development and implementation of policies and best practices relating to environmental, health, safety and sustainability issues in order to ensure compliance with applicable laws, regulations and policies in the jurisdictions in which the Company and its subsidiaries carry on business. Due to the complexity of uranium, REE, thorium, and steel alloy/vanadium exploration, mining, recovery and milling, as well as the recovery of radioisotopes for use in TAT cancer treatments, as expanded upon below, the Board determined that it was appropriate that a member of management sit on the EHSS Committee to ensure that technical expertise is properly brought before the EHSS Committee. The fact that all the members of the EHSS Committee are not independent is balanced by the fact that a majority of the members of the EHSS Committee and the Chair of the EHSS Committee are independent, and that the key recommendations of the EHSS Committee are considered by the full Board. During 2024, the EHSS Committee met four times, with four in-camera sessions held.

Environmental, Social and Governance Efforts and Climate Change

ESG considerations and initiatives are fully integrated into the Company's business model, with all capital investments and operations serving the dual purpose of working to (i) increase shareholder value while (ii) directly supporting and contributing to green energy and related technologies that are key to slowing the impacts of climate change through the reduction of additional CO2 emissions into the atmosphere. With its uranium, vanadium, REE and potential radioisotope production for TAT, the Mill is working to establish itself as a U.S.-based critical minerals hub having environmentally sound, humane and just international operations.

The Board has delegated authority to the EHSS Committee to monitor the Company's development and implementation of the Company's core EHSS principles, including: maintaining radiation exposures not only within regulatory limits but as low as reasonably achievable ("ALARA") through an extensive internal audit program (with set ALARA targets at each of the sites, which are adjusted as necessary with the availability of improved technologies); and monitoring programs to identify and mitigate risks in ensuring the highest standards of environmental protection and health and safety across the Company's operations.

Uranium - the Company's primary business - is the fuel for carbon-free, emission-free baseload nuclear power and is a key factor in successfully combating global climate change, as it lessens the global reliance on coal and other fossil fuels and supports renewable energies not able to sustain baseload power on their own. In addition to producing uranium from our mines, the Company recycles other companies' uranium-bearing tailings or residues, known as "alternate feed materials," at the Mill for the extraction of uranium that would otherwise have been permanently disposed of, thereby reducing the need for new mining by maximizing recoveries from existing extraction sources and by limiting the number of constituents ultimately disposed of. The Company also recycles previously disposed of vanadium by recovering it from the Mill's tailings impoundments. Furthermore, the Company's production of a commercially salable REE carbonate through the recycling of natural ores, which many REE separation and recovery facilities are not able to handle due to the contained uranium or thorium, and the Company's development of REE separation capabilities, allow the Company to provide crucial links in a commercially viable U.S. REE supply chain for use in key green energy technologies such as wind turbines for renewable wind energy sources and permanent magnets for use in electric vehicles.

In addition, the Company is evaluating the feasibility of recovering Th-232 and Ra-226 from its existing uranium process streams at the Mill and, the feasibility of recovering Ra-228 from the Th-232 and potentially Th-228 from the Ra-228 and concentrating Ra-226 to commercial specifications at the Mill. Recovered Ra-228, Th-228 and Ra-226 would then be sold to pharmaceutical companies and others to produce Pb-212, Ac-225, Bi-213, Ra-224 and/or Ra-223, which are the leading medically attractive TAT isotopes for the treatment of cancer at this time. Existing supplies of these isotopes for TAT applications are in short supply, and methods of production are costly and currently cannot be scaled to meet the demand created as new drugs are developed and approved. This is a major roadblock in the research and development of new TAT drugs as pharmaceutical companies wait for scalable and affordable production technologies to become available. Under this initiative, the Company has the potential to recover valuable isotopes from its existing process streams, thereby recycling back into the market material that would otherwise be lost to disposal, for use in treating cancer.

Reclamation is a fundamental part of responsible contemporary mining practices and is a keystone to every one of the Company's existing mining operations plans. The Company's newly acquired Kwale HMS Project in Kenya is a prime example of largescale modern reclamation in practice. Reclamation has been ongoing throughout the life of the Kwale Project, which officially concluded mining activity in December 2024, and will continue until all the mining areas are fully reclaimed, with one portion of the mining area completed in 2024 and reclamation of the remaining mining areas scheduled for completion in 2025. Reclamation of the tailings storage facility onsite has commenced with planting of water hungry eucalyptus species, with planting planned to be completed by 2027.

The Company's operations are located primarily in rural and underserved areas and support the local economies, not only through the taxes paid to local authorities and the salaries and wages paid to Company employees and to numerous third-party contractors, such as transportation companies, equipment rental companies, equipment vendors and service providers, but also indirectly through the "multiplier effect" to the communities as a whole. That is, the money paid directly to the Company's employees, contractors, vendors and providers is spent by them in the communities, thereby providing income to local businesses and wages and salaries to employees and owners of those businesses, who in turn spend their income, salaries and wages on other businesses in the community. Indeed, as the largest private employer in San Juan County, Utah, the Mill is a very significant factor in the local economy.

San Juan County Clean Energy Foundation

On September 16, 2021, the Company announced its establishment of the San Juan County Clean Energy Foundation (the "Foundation"), a fund specifically designed to contribute to the communities surrounding the Mill in southeastern Utah. Energy Fuels deposited an initial $1 million into the Foundation at the time of formation and now provides ongoing funding equal to 1% of the Mill's revenues, thereby providing an ongoing source of funding to support local priorities. The Foundation focuses on supporting education, the environment, health/wellness, and local economic development in the City of Blanding, San Juan County, the White Mesa Ute Community, the Navajo Nation and other area communities. A seven-person Advisory Board, comprised of local citizens from San Juan County, evaluates grant applications on a quarterly basis and is making its recommendations to the Foundation's Managers for final review and approval, who are currently the President and Chief Executive Officer and the Executive VP and CLO of the Company. As of April 17, 2025, the Foundation had awarded 32 grants totaling $0.67 million, of which $0.25were committed to American Indian initiatives.

The Foundation's website address is: https://sanjuancountycleanenergy.org/. The Foundation's website and the contents thereof should not be considered to be incorporated by reference into this Proxy Statement.

Through these initiatives, the Company is diligent in its efforts to ensure that its operations not only minimize any impacts to public health, safety and the environment, including any impacts to water, air, wildlife, soil, vegetation, cultural resources, the occupational health and safety of our workers and any impacts to members of the public, but also that our operations actively seek to improve the quality of life in the communities in which we operate, where possible.

For additional information on the Company's ESG initiatives, efforts and set targets, please reference the Company's Sustainability Report, which is in the process of being updated to demonstrate sustainability in the Company's increasingly diverse and complementary range of operations as a whole, as well as its Whistleblower Standard, Climate Change Policy, Human Rights Policy, EHSS Policy, Code of Business Conduct and Ethics and Vendor Code of Conduct, available here: https://www.energyfuels.com/governance.

Assessments

Annual Board Assessment

The GN Committee reviews the compiled, anonymized results of the Company's written Board effectiveness assessments each year. The assessments question members of the Board as to their level of satisfaction with the functioning of the Board, its interaction with management, and the performance of the standing committees of the Board. The assessments also include peer reviews of all other Directors and a self-assessment as to each Director's effectiveness and contribution as a Board member. After the assessments are reviewed, the GN Committee reports the results to the Board on an anonymous basis and makes any recommendations to the Board to improve the Company's corporate governance practices. This process occurs prior to the consideration by the GN Committee of nominations for Board member elections at the annual meeting of shareholders each year.

Annual Audit Committee Effectiveness Assessment

Per the terms of the Audit Committee Charter, the Audit Committee reviews, discusses and assesses on an annual basis its own performance, as well as its roles and responsibilities. To help accomplish this, each member of the Audit Committee is requested to evaluate the role and responsibilities of the Committee as set out in the Committee's Charter, the effectiveness of the Committee as a whole, the effectiveness of the Chair of the Committee, the contribution of individual members, the policies and procedures observed by the Committee, and the quality of the relationship between the Committee and the Company's external auditor for discussion during the January meeting of the Committee. To this end, each member of the Audit Committee completes an Annual Audit Committee Effectiveness Assessment Questionnaire each year.

After the completed Assessments are returned and reviewed on an anonymous basis, the Audit Committee reports the results to the Board and makes its recommendations to the Board to improve the Company's corporate governance practices.

Shareholder Engagement

The Board continues to welcome increased engagement between the Company's shareholders and Management and will continue to consider any feedback received from shareholders during the year.

SHAREHOLDER PROPOSALS

To be included in the proxy materials for our 2026 annual meeting of shareholders, proposals of shareholders must be received by us no later than January 1, 2026, which is 120 calendar days prior to the first anniversary of the expected mailing date of this Proxy Statement. To be included in the proxy materials for our 2026 annual meeting of shareholders, in accordance with our by-laws, Director nominations must be received by us not less than 35, nor more than 65, days prior to the date of our 2026 annual meeting of shareholders. Proposals to be included in our proxy materials must comply with the requirements established by the SEC for such proposals, which are set forth in Rule 14a-8 under the Exchange Act.

For contested Director elections, both the Company and dissident shareholders presenting their own nominees will distribute universal proxy cards that include all Director nominees. To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of Director nominees other than the Company's nominees must provide advance notice that sets forth the information required by Rule 14a-19 under the Exchange Act, to our principal office, at 225 Union Boulevard, Suite 600, Lakewood, Colorado 80228 USA, Attn: Corporate Secretary, no later than April 12, 2026.

PRINCIPAL EXECUTIVE OFFICE

Our principal executive office is located at 225 Union Boulevard, Suite 600, Lakewood, Colorado, 80228 USA.

OTHER MATTERS

We do not know of any business other than that described in this Proxy Statement that will be presented for consideration or action by the shareholders at the Meeting. If, however, any other business is properly brought before the Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

This Proxy Statement and the proxy card are being furnished at the direction of the Board of Directors. We will pay all solicitation costs, including the fee of Okapi Partners LLC, who will help us solicit proxies, for a fee of $12,500 plus expenses. We will reimburse brokerage firms, nominees, fiduciaries, custodians and other agents for their expenses in distributing proxy material to the beneficial owners of our Common Shares. In addition, certain of our Directors, officers and employees may solicit proxies by telephone and personal contact.

APPENDIX "A"

ENERGY FUELS INC.

2024 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN

(as amended and restated as of April 10, 2024)

(as further amended as of May 24, 2024 and April 21, 2025)

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ENERGY FUELS INC.

2024 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN

ARTICLE 1. AMENDMENT AND RESTATEMENT, PURPOSE AND DURATION

1.1 Amendment and Restatement of the Plan. The Company's 2015 Omnibus Equity Incentive Compensation Plan (the "2015 Plan") was approved by the Company's shareholders on June 18, 2015 (the "Approval Date").  The 2015 Plan was subsequently amended and restated by the Board, first on March 29, 2018 (the "2018 Plan"), then on March 18, 2021 (the "2021 Plan"), and then on April 10, 2024 (the "Effective Date") (the "Plan"). The Plan was most recently amended on April 21, 2025 subject to approval by the Company's shareholders and the TSX.  The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares, Performance Units and Stock-Based Awards.  For the terms and conditions of the Plan applicable to an Award, refer to the version of the Plan in effect as of the date such Award was granted.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of the Participants to those of the Company's stockholders, and by providing Participants with an incentive for outstanding performance.  The Plan is further intended to provide flexibility to the Company in its ability to attract, motivate and retain the services of Participants upon whose judgment, interest and special effort the success of the Company is substantially dependent.

1.3 Duration of the Plan. The Plan, as amended and restated, shall commence as of the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Committee or the Board to amend or terminate the Plan at any time pursuant to Article 16 hereof, until the earlier of (i) the tenth anniversary of the Effective Date, or (ii) all Shares subject to the Plan have been purchased or acquired according to the Plan's provisions.

1.4 Successor Plan. This Plan is the successor to the Company's Stock Option Plan, (the "Predecessor Plan"), and no further awards have been made under the Predecessor Plan from and after the Approval Date of this Plan.  All outstanding awards under the Predecessor Plan immediately prior to the Approval Date of this Plan are hereby incorporated into this Plan and shall accordingly be treated as Awards under this Plan.  However, each such Award shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant or issuance and, except as otherwise expressly provided herein or by the Committee, no provision of this Plan shall affect or otherwise modify the rights or obligations of holders of such incorporated awards.

ARTICLE 2. DEFINITIONS

Whenever used in the Plan, the following terms shall have the respective meanings set forth below, unless the context clearly requires otherwise, and when such meaning is intended, such term shall be capitalized.

2.1 "Affiliate" shall have the meaning ascribed to such term in the OSA.

2.2 "Award" means, individually or collectively, a grant under this Plan of NQSOs, ISOs, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Stock-Based Awards, in each case subject to the terms of this Plan.

2.3 "Award Agreement" means either (i) a written agreement entered into by the Company or an Affiliate of the Company and a Participant setting forth the terms and provisions applicable to Awards granted under this Plan; or (ii) a written statement issued by the Company or an Affiliate of the Company to a Participant describing the terms and provisions of such Award.  All Award Agreements shall be deemed to incorporate the provisions of the Plan.  An Award Agreement need not be identical to other Award Agreements either in form or substance.

2.4 "Beneficial Ownership" shall have the meaning ascribed to such term in Section 90 of the OSA.

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2.5 "Blackout Period" means a period of time during which the Participant cannot sell Shares, due to applicable law or policies of the Company in respect of insider trading.

2.6 "Board" or "Board of Directors" means the Board of Directors of the Company.

2.7 "Change of Control" shall occur if any of the following events occur:

(i) any transaction at any time and by whatever means pursuant to which (A) the Company goes out of existence by any means, except for any corporate transaction or reorganization in which the proportionate voting power among holders of securities of the entity resulting from such corporate transaction or reorganization is substantially the same as the proportionate voting power of such holders of Company voting securities immediately prior to such corporate transaction or reorganization or (B) any Person or any group of two or more Persons acting jointly or in concert (other than the Company, a wholly-owned Subsidiary of the Company, an employee benefit plan of the Company or of any of its wholly-owned Subsidiaries, including the trustee of any such plan acting as trustee) hereafter acquires the direct or indirect "beneficial ownership" (as defined by the Business Corporations Act (Ontario) of, or acquires the right to exercise control or direction over, securities of the Company representing 50% or more of the Company's then issued and outstanding securities in any manner whatsoever, including, without limitation, as a result of a take-over bid, an exchange of securities, an amalgamation of the Company with any other entity, an arrangement, a capital reorganization or any other business combination or reorganization;

(ii) the sale, assignment or other transfer of all or substantially all of the assets of the Company to a Person other than a wholly owned Subsidiary of the Company;

(iii) the dissolution or liquidation of the Company except in connection with the distribution of assets of the Company to one or more Persons which were wholly-owned Subsidiaries of the Company immediately prior to such event;

(iv) the occurrence of a transaction requiring approval of the Company's shareholders whereby the Company is acquired through consolidation, merger, exchange of securities, purchase of assets, amalgamation, arrangement or otherwise by any other Person (other than a short form amalgamation or exchange of securities with a wholly-owned Subsidiary of the Company);

(v) a majority of the members of the Board of Directors of the Company are replaced or changed, as a result of or in connection with any: (A) take-over bid, consolidation, merger, exchange of securities, amalgamation, arrangement, capital reorganization or any other business combination or reorganization involving or relating to the Company; (B) sale, assignment or other transfer of all or substantially all of the assets of the Company in one or a series of transactions, or any purchase of assets; or (C) dissolution or liquidation of the Company;

(vi) during any two-year period, a majority of the members of the Board of Directors of the Company is replaced by directors who are not nominated and approved by the Board of Directors of the Company;

(vii) with respect to holders of any Award who are employed by a subsidiary of the Company, an event set forth in (i), (ii), (iii), (iv), or (v) has occurred with respect to such subsidiary (the "Employing Subsidiary"), in which case the term "Company" in those paragraphs will be read to mean "Employing Subsidiary" and the phrase " wholly-owned Subsidiary(ies)" will be read to mean " Affiliate(s) or wholly-owned Subsidiary(ies)"; or

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(viii) the Board passes a resolution to the effect that, for the purposes of some or all of the Award Agreements, an event set forth in (i), (ii), (iii), (iv), (v), (vi) or (vii) above has occurred.

Notwithstanding the foregoing, the Committee may modify the definition of a Change of Control for a particular Award or Awards as the Committee deems appropriate to comply with Section 409A of the Code.

2.8 "Change of Control Price" means the highest price per Share offered in conjunction with any transaction resulting in a Change of Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash).  In the case of a Change of Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change of Control occurs, except if the relevant participant is subject to taxation under the ITA, such Change of Control Price shall be deemed to be a price determined by the Committee based on the closing price of a Share on the TSX or the NYSE on the trading day preceding the Change of Control date or based on the volume weighted average trading price of the Shares on the TSX and NYSE for the five trading days immediately preceding the Change of Control date.

2.9 "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

2.10 "Committee" means the Board of Directors, or, if so delegated in whole or in part by the Board, the Compensation Committee, or any other duly authorized committee of the Board appointed by the Board to administer the Plan.

2.11 "Company" means Energy Fuels Inc., an Ontario corporation, and any successor thereto as provided in Article 18 herein.

2.12 "Constructively Terminated" means, unless otherwise specified by the Committee in the Award Agreement, a voluntary termination of employment by an Employee within ten (10) business days after any of the following actions by the Company, an Affiliate, or a person acting on behalf of either:

(i) Requiring the Employee to be based as his/her regular or customary place of employment at any office or location more than fifty (50) miles from the location at which the Employee performed his/her duties immediately prior to the Change of Control, or in a state or province other than the one in which the Employee performed his/her duties immediately prior to the Change of Control, in each case except for travel reasonably required in the performance of the individual's responsibilities;

(ii) Materially reducing the Employee's base salary below the rate in effect at the time of a Change of Control;

(iii) Failing to pay the Employee's base salary, other wages or employment-related benefits as required by law; or

(iv) A material reduction or diminution in the level of responsibility, or office of the Employee, provided that before any claim of material reduction or diminution of responsibility may be relied upon by the Employee, the Employee must have provided written notice to the Employee's supervisor and the Board of the alleged material reduction or diminution of responsibility and have given the Company or Affiliate, as the case may be, at least thirty (30) calendar days within which to cure the alleged material reduction or diminution of responsibility.

2.13 "Consultant" means a Person that:

(i) is a natural person;

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(ii) is engaged to provide services to the Company or an Affiliate other than services provided in relation to a distribution of securities of the Company or an Affiliate;

(iii) provides the services under a written contract with the Company or an Affiliate;

(iv) spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate; and

(v) provides bona fide services to the Company or its majority-owned subsidiaries and such services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

2.14 "Deferred Share Unit" means an Award denominated in units that provides the holder thereof with a right to receive Shares or cash or a combination thereof upon settlement of the Award, granted under Article 9 herein and subject to the terms of this Plan.

2.15 "Director" means any individual who is a member of the Board of Directors of the Company.

2.16 "Dividend Equivalent" means a right with respect to an Award to receive cash, Shares or other property equal in value and form to dividends declared by the Board and paid with respect to outstanding Shares.  Dividend Equivalents shall not apply to an Award unless specifically provided for in the Award Agreement, and if specifically provided for in the Award Agreement shall be subject to such terms and conditions set forth in the Award Agreement as the Committee shall determine.

2.17 "Employee" means any employee of the Company or an Affiliate.  Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under this Plan.

2.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.19 "Fair Market Value" or "FMV" means, unless otherwise required by any applicable provision of the Code or any regulations thereunder or by any applicable accounting standard for the Company's desired accounting for Awards or by the rules of the NYSE or the TSX, a price that is determined by the Committee, provided that such price cannot be less than the greater of (a) the volume weighted average trading price of the Shares on the TSX or the NYSE for the five trading days immediately prior to the grant date or (b) the closing price of the Shares on the TSX or the NYSE on the trading day immediately prior to the grant date.

2.20 "Fiscal Year" means the Company's fiscal year commencing on January 1 and ending on December 31 or such other fiscal year as approved by the Board.

2.21 "Freestanding SAR" means a SAR that is not a Tandem SAR, as described in Article 7 herein.

2.22 "Full Value Award" means any Award other than an Option or Stock Appreciation Right or similar Award, the value of which Option, Stock Appreciation Right or similar Award is based solely on an increase in the value of the Shares over the Grant Price, Option Price or similar exercise price applicable to such Award.

2.23 "Grant Price" means the price against which the amount payable is determined upon exercise of a SAR.

2.24 "Incentive Stock Option" or "ISO" means an Option to purchase Shares granted under Article 6 herein and that is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code, or any successor provision.

2.25 "ITA" means the Income Tax Act (Canada).

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2.26 "Non-Employee Director" means a Director who is not an Employee.

2.27 "Nonqualified Stock Option" or "NQSO" means an Option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option or that otherwise does not meet the requirements for treatment as an Incentive Stock Option under Section 422 of the Code, or any successor provision.

2.28 "NYSE" means the NYSE American LLC.

2.29 "Option" means the conditional right to purchase Shares at a stated Option Price for a specified period of time in the form of an Incentive Stock Option or a Nonqualified Stock Option subject to the terms of this Plan.

2.30 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

2.31 "OSA" means the Securities Act (Ontario), as may be amended from time to time.

2.32 "Participant" means an Employee, Non-Employee Director or Consultant who has been selected to receive an Award, or who has an outstanding Award granted under the Plan.

2.33 "Performance Goal" means a performance criterion selected by the Committee for a given Award for purposes of Article 11 based on one or more performance measures.

2.34 "Performance Period" means the period of time during which the assigned performance criteria must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.35 "Performance Share" means an Award granted under Article 10 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.36 "Performance Unit" means an Award granted under Article 10 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.37 "Period of Restriction" means the period when an Award of Restricted Stock or Restricted Stock Units is subject to forfeiture based on the passage of time, the achievement of performance criteria, and/or upon the occurrence of other events as determined by the Committee, in its discretion.

2.38 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof; provided, however, that "Person" shall not include (i) the Company or any Affiliate, or (ii) any employee benefit plan (including an employee stock ownership plan) sponsored by the Company or any Affiliate.

2.39 "Restricted Stock" means an Award of Shares subject to a Period of Restriction, granted under Article 8 herein and subject to the terms of this Plan.

2.40 "Restricted Stock Unit" means an Award denominated in units subject to a Period of Restriction, with a right to receive Shares or cash or a combination thereof upon settlement of the Award, granted under Article 8 herein and subject to the terms of this Plan.

2.41 "Shares" means common shares of the Company.

2.42 "Significant Stockholder" means a person who at the time of a grant of an ISO to such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any of its Affiliates.

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2.43 "Stock Appreciation Right" or "SAR" means the conditional right to receive the difference between the FMV of a Share on the date of exercise over the Grant Price, pursuant to the terms of Article 7 herein and subject to the terms of this Plan.

2.44 "Stock-Based Award" means an equity-based or equity-related Award granted under Article 11 herein and subject to the terms of this Plan, and not otherwise described by the terms of this Plan.

2.45 "Tandem SAR" means a SAR that the Committee specifies is granted in connection with a related Option pursuant to Article 7 herein and subject to the terms of this Plan, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be cancelled) or a SAR that is granted in tandem with an Option but the exercise of such Option does not cancel the SAR, but rather results in the exercise of the related SAR.  Regardless of whether an Option is granted coincident with a SAR, a SAR is not a Tandem SAR unless so specified by the Committee at the time of grant.

2.46 "TSX" means the Toronto Stock Exchange.

2.47 "Voting Power" shall mean such number of Voting Securities as shall enable the holders thereof to cast all the votes which could be cast in an annual election of directors of a company.

2.48 "Voting Securities" shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company.

ARTICLE 3. ADMINISTRATION

3.1 General. The Committee shall be responsible for administering the Plan.  The Committee may employ attorneys, consultants, accountants, agents and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.  All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive and binding upon the Participants, the Company, and all other interested parties.

3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement ancillary to or in connection with the Plan, to determine eligibility for Awards, and to adopt such rules, regulations and guidelines for administering the Plan as the Committee may deem necessary or proper.  Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including grant and exercise price, and vesting terms and, subject to Article 16, adopting modifications and amendments, or sub-plans to the Plan or any Award Agreement, including, without limitation, any that are necessary or appropriate to comply with the laws or compensation practices of the jurisdictions in which the Company and Affiliates operate.

3.3 Delegation. The Committee may delegate to one or more of its members any of the Committee's administrative duties or powers as it may deem advisable; provided, however, that any such delegation shall not be inconsistent with the provisions of Rule 16b-3 under the Exchange Act as to actions to be taken by the Committee in connection therewith and must be permitted under applicable corporate law.

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1 Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall not exceed 17,500,000 (the "Total Share Authorization").  In addition to being subject to the Total Share Authorization limit, the aggregate number of Shares that may be issued under all Full Value Awards shall not exceed 12,500,000 (the "Full Value Share Authorization").  Subject to applicable law, the requirements of the TSX or the NYSE, prior shareholder approval as required by Section 16.1(c) of the Plan, and any other approval(s) which may be required, the Board may in its discretion amend the Plan to increase the Total Share Authorization and the Full Value Share Authorization without notice to any Participants.  The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4.1(b) below.

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(a) Without limiting the applicability of the Total Share Authorization and Full Value Share Authorization limits above, the number of Shares reserved for issue to Insiders pursuant to this Plan, together with Shares reserved for issue to Insiders under any other existing share compensation arrangement of the Company, shall not exceed 10% of the aggregate outstanding Shares of the Company. Without limiting the applicability of the Total Share Authorization and Full Value Share Authorization limits above, within any one-year period, the number of Shares issued to Insiders pursuant to this Plan and all other existing share compensation arrangements of the Company shall not exceed 10% of the aggregate outstanding Shares of the Company.  If the number of Shares shall be increased or decreased as a result of a stock split, consolidation reclassification or recapitalization and not as a result of the issuance of Shares for additional consideration or by way of a stock dividend in the ordinary course, the Company may make appropriate adjustments to the maximum number of Shares which may be issued from the treasury of the Company under the Plan.

(b) For each Award issued on and after the Approval Date, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the Total Share Authorization and Full Value Authorization limits.  For greater clarity, any Awards that are not settled in Shares shall not reduce any of these reserves.  Any Shares related to Awards (or, after the Approval Date, awards granted under the Predecessor Plan) which (i) terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such Shares, (ii) are settled in cash either in lieu of Shares or otherwise, or (iii) are exchanged with the Committee's approval for Awards not involving Shares, shall be available again for issuance under the Plan.  The maximum number of Shares available for issuance under the Plan shall be reduced to reflect any dividends or Dividend Equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares or Stock-Based Awards.  The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

4.2 Adjustments in Authorized Shares. In the event of any corporate event or transaction (collectively, a "Corporate Reorganization") (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, arrangement, amalgamation, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee shall make or provide for such adjustments or substitutions, as applicable, in the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Award Limits, the limit on issuing Awards other than Options granted with an Option Price equal to at least the FMV of a Share on the date of grant or Stock Appreciation Rights with a Grant Price equal to at least the FMV of a Share on the date of grant, and any other value determinations applicable to outstanding Awards or to this Plan, as are equitably necessary to prevent dilution or enlargement of Participants' rights under the Plan that otherwise would result from such corporate event or transaction. Any changes to the Option Price applicable to outstanding Options or Grant Price applicable to outstanding SARs, which are deemed appropriate or necessary by the Committee in the event of a Corporate Reorganization, but which constitute more than an adjustment or substitution for equivalent value, shall require the prior approval of the Company's shareholders. In connection with a Corporate Reorganization, the Committee shall have the discretion to permit a holder of Options to purchase (at the times, for the consideration, and subject to the terms and conditions set out in this Plan) and the holder will then accept on the exercise of such Option, in lieu of the Shares that such holder would otherwise have been entitled to purchase, the kind and amount of shares or other securities or property that such holder would have been entitled to receive as a result of the Corporate Reorganization if, on the effective date thereof, that holder had owned all Shares that were subject to the Option.  Such adjustments shall be made automatically, without the necessity of Committee action, on the customary arithmetical basis in the case of any stock split, including a stock split effected by means of a stock dividend, and in the case of any other dividend paid in Shares.

The Committee shall also make appropriate adjustments in the terms of any Awards under the Plan as are equitably necessary to reflect such corporate event or transaction and may modify any other terms of outstanding Awards, including modifications of performance criteria and changes in the length of Performance Periods.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan, provided that any such adjustments must comply with Section 409A of the Code with respect to any U.S. Participants.

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Subject to the provisions of Article 14 and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution or conversion of Awards under this Plan in connection with any such corporate event or transaction, upon such terms and conditions as it may deem appropriate.  Additionally, the Committee may amend the Plan, or adopt supplements to the Plan, in such manner as it deems appropriate to provide for such issuance, assumption, substitution or conversion as provided in the previous sentence.

ARTICLE 5. ELIGIBILITY, PARTICIPATION AND VESTING

5.1 Eligibility. Individuals eligible to participate in the Plan include all Employees, Non-Employee Directors and Consultants.

5.2 Actual Participation.. Subject to the provisions of the Plan, the Committee may, from time to time, in its sole discretion select from among eligible Employees, Non-Employee Directors and Consultants, those to whom Awards shall be granted under the Plan, and shall determine in its discretion the nature, terms, conditions and amount of each Award.

5.3 Vesting Requirements. Vesting requirements for each Award shall be determined at the discretion of the Committee, provided that:

(a) Annual or regularly scheduled grants of Awards to Participants that are Employees or Directors shall generally have a minimum vesting period of at least one year;

(b) Initial grants of Awards to Employees or Directors who commence employment or appointment to the Board between annual or regularly scheduled grants of Awards may, at the discretion of the Committee, have a vesting period of less than one year in order to tie to the vesting schedule applicable to the most recent annual or regularly scheduled grants of Awards to other Employees and Directors; and

(c) Any special or extraordinary Awards to Participants shall have vesting schedules as determined by the Committee to be appropriate for the special or extraordinary circumstances of the Awards.

ARTICLE 6. STOCK OPTIONS

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee in its discretion.  ISOs may be granted only to Employees of the Company or a parent or subsidiary corporation of the Company within the meaning of Section 424 of the Code, and no ISOs may be granted more than ten (10) years after the Effective Date.

6.2 Award Agreement.. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and any such other provisions as the Committee shall determine.  The Award Agreement shall also specify whether the Option is intended to be an ISO or a NQSO.

6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee and shall be specified in the Award Agreement.  The Option Price for an Option shall be not less than the FMV of the Shares on the date of grant; provided, however, that the Option Price for an ISO granted to a Significant Stockholder shall be not less than one hundred ten percent (110%) of the FMV of the Shares on the date of grant.

6.4 Duration of Options.. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant, and provided further, that no ISO granted to a Significant Stockholder shall be exercisable after the expiration of five (5) years from the date of grant.  Notwithstanding the foregoing, the expiry date of any NQSO shall be extended to the tenth business day following the last day of a Blackout Period if the expiry date would otherwise occur in a Blackout Period or within five days of the end of the Blackout Period; provided that, solely with respect to a Participant subject to taxation under the Code, the expiry date of the NQSO shall not be extended if such extension would violate Section 409A of the Code.

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6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash, certified cheque or wire transfer; or (b) by any other method approved or accepted by the Committee in its sole discretion subject to the rules of the TSX and NYSE, as applicable and such rules and regulations as the Committee may establish.

Subject to Section 6.7 and any governing rules or regulations, as soon as practicable after receipt of a notification of exercise and full payment for the Shares, the Shares in respect of which the Option has been exercised shall be issued as fully paid and non-assessable shares of the Company.  As of the business day the Company receives such notice and such payment, the Participant (or the person claiming through him, as the case may be) shall be entitled to be entered on the share register of the Company as the holder of the number of Shares in respect of which the Option was exercised and to receive as promptly as possible thereafter a certificate or evidence of book entry representing the said number of Shares.  The Company shall cause to be delivered to the Participant Share certificates or evidence of book entry Shares in an appropriate amount based upon the number of Shares purchased under the Option(s), but in any event, on or before the 15th day of the third month of the year following the year in which the Option was exercised.

6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted pursuant to this Plan as it may deem advisable, including, without limitation, requiring the Participant to hold the Shares acquired pursuant to exercise for a specified period of time, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed and/or traded.

6.8 Death, Retirement and Termination of Employment.

(a) Death:  If a Participant dies while an Employee, officer or director of or Consultant to the Company or an Affiliate:

(i) the executor or administrator of the Participant's estate may exercise Options of the Participant equal to the number of Options that were exercisable at the Termination Date (as defined below);

(ii) the right to exercise such Options terminates on the earlier of: (i) the date that is 12 months after the Termination Date; and (ii) the date on which the exercise period of the particular Option expires.  Any Options held by the Participant that are not yet vested at the Termination Date immediately expire and are cancelled and forfeited to the Company on the Termination Date; and

(iii) such Participant's eligibility to receive further grants of Options under the Plan ceases as of the Termination Date.

(b) Retirement: If a Participant voluntarily retires then:

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(i) any Options held by the Participant that are exercisable at the Termination Date continue to be exercisable by the Participant until the earlier of: (i) the date that is six months after the Termination Date, provided that if an ISO is exercised after the date that is three months from the Termination Date, then such Option shall no longer be considered to be an ISO; and (ii) the date on which the exercise period of the particular Option expires.  Any Options held by the Participant that are not yet vested at the Termination Date immediately expire and are cancelled and forfeited to the Company on the Termination Date,

(ii) the eligibility of a Participant to receive further grants under the Plan ceases as of the date that the Company or an Affiliate, as the case may be, provides the Participant with written notification that the Participant's employment or term of office or engagement, is terminated, notwithstanding that such date may be prior to the Termination Date, and

(iii) notwithstanding (b)(i) and (ii) above, unless the Committee, in its sole discretion, otherwise determines, at any time and from time to time, Options are not affected by a change of employment arrangement within or among the Company or an Affiliate for so long as the Participant continues to be an employee of the Company or an Affiliate.

(c) Termination of Employment:  Where a Participant's employment or term of office or engagement terminates (for any reason other than death or voluntary retirement (whether such termination occurs with or without any or adequate notice or reasonable notice, or with or without any or adequate compensation in lieu of such notice)), then:

(i) any Options held by the Participant that are exercisable at the Termination Date continue to be exercisable by the Participant until the earlier of: (i) the date that is three months after the Termination Date; and (ii) the date on which the exercise period of the particular Option expires.  Any Options held by the Participant that are not yet vested at the Termination Date immediately expire and are cancelled and forfeited to the Company on the Termination Date,

(ii) the eligibility of a Participant to receive further grants under the Plan ceases as of the date that the Company or an Affiliate, as the case may be, provides the Participant with written notification that the Participant's employment or term of office or engagement, is terminated, notwithstanding that such date may be prior to the Termination Date, and

(iii) notwithstanding (c)(i) and (ii) above, unless the Committee, in its sole discretion, otherwise determines, at any time and from time to time, Options are not affected by a change of employment arrangement within or among the Company or an Affiliate for so long as the Participant continues to be an employee of the Company or an Affiliate.

(d) For purposes of section 6.8, the term, "Termination Date" means, in the case of a Participant whose employment or term of office or engagement with the Company or an Affiliate terminates:

(i) by reason of the Participant's death, the date of death;

(ii) for any reason whatsoever other than death, the date of the Participant's last day actively at work for or actively engaged by the Company or the Affiliate, as the case may be; and for greater certainty "Termination Date" in any such case specifically does not mean the date on which any period of contractual notice or reasonable notice that the Company or the Affiliate, as the case may be, may be required at law to provide to a Participant would expire; and

(iii) the resignation of a director or the expiry of a director's term on the Board without re-election (or nomination for election) shall be considered to be a termination of his or her term of office.

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6.9 Non-transferability of Options

(a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during such Participant's lifetime only by such Participant.

(b) Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, a NQSO granted under this Article 6 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, all NQSOs granted to a Participant under this Article 6 shall be exercisable during such Participant's lifetime only by such Participant.

6.10 Notification of Disqualifying Disposition. The Participant to whom an ISO is granted shall notify the Company upon the disposition of Shares issued pursuant to the exercise of an ISO or Shares received as a dividend on ISO stock.  The Company shall use such information to determine whether a disqualifying disposition as described in Section 421(b) of the Code has occurred.

6.11 $100,000 Annual ISO Limitation.. To the extent that the aggregate FMV of Shares (determined as of the time the ISOs with respect to such Shares are granted) with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and any Affiliate) exceeds $100,000 (or such other amount as may be allowed under Section 422 of the Code), such ISOs shall be treated as NQSOs.  The foregoing provisions shall be applied by taking ISOs into account in the order in which they were granted.

ARTICLE 7. STOCK APPRECIATION RIGHTS

7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time and upon such terms as shall be determined by the Committee in its discretion.  The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

The SAR Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement.  The SAR Grant Price may include a Grant Price based on one hundred percent (100%) of the FMV of the Shares on the date of grant, a Grant Price that is set at a premium to the FMV of the Shares on the date of grant, or is indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion, provided that the Grant Price may never be less than the FMV of the Shares on the date of Grant.  The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and any such other provisions as the Committee shall determine.

7.3 Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, the expiry date of any SAR shall be extended to the tenth business day following the last day of a Blackout Period if the expiry date would otherwise occur in a Blackout Period or within five days of the end of the Blackout Period;  provided that, solely with respect to a Participant subject to taxation under the Code, the expiry date of a SAR shall not be extended if such extension would violate Section 409A of the Code

7.4 Exercise of Freestanding SARs.. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5 Exercise of Tandem SARs. With respect to Participants who are not subject to taxation under the ITA, Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option.  With respect to Participants subject to taxation under the ITA, prior to exercising a Tandem SAR the Participant must elect to receive the Tandem SAR in consideration for the disposition of that Participant's right to receive shares under the Option.  A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

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Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the FMV of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may be exercised only when the FMV of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.6 Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount representing the difference between the FMV of the underlying Shares on the date of exercise over the Grant Price.  At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares of equivalent value (based on the FMV on the date of exercise of the SAR, as defined in the Award Agreement or otherwise defined by the Committee thereafter), in some combination thereof, or in any other form approved by the Committee at its sole discretion.  Payment shall be made no earlier than the date of exercise, nor later than 2-1/2 months after the close of the year in which the SAR is exercised.  The Committee's determination regarding the form of SAR payout shall be set forth or reserved for later determination in the Award Agreement for the grant of the SAR.

7.7 Termination of Employment.. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment or other relationship with the Company or Affiliates.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.8 Non-transferability of SARs. Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, an SAR granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during such Participant's lifetime only by such Participant.

7.9 Other Restrictions.. Without limiting the generality of any other provision of this Plan, the Committee may impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to the Plan as it may deem advisable.  This includes, but is not limited to, requiring the Participant to hold the Shares received upon exercise of an SAR for a specified period of time.

ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts and upon such terms as the Committee shall determine.

8.2 Restricted Stock or Restricted Stock Unit Agreement.. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, the settlement date for Restricted Stock Units, and any such other provisions as the Committee shall determine, provided that unless otherwise determined by the Committee or as set out in any Award Agreement, no Restricted Stock Unit shall vest later than three years after the date of grant.

8.3 Non-transferability of Restricted Stock and Restricted Stock Units. Except as otherwise provided in this Plan or the Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction specified in the Award Agreement (and in the case of Restricted Stock Units until the date of settlement through delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement at the time of grant or thereafter by the Committee.  All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during such Participant's lifetime only to such Participant, except as otherwise provided in the Award Agreement at the time of grant or thereafter by the Committee.

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8.4 Other Restrictions.. The Committee shall impose, in the Award Agreement at the time of grant or anytime thereafter, such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance criteria, time-based restrictions on vesting following the attainment of the performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, subject to Section 19.5, the Company may retain the certificates representing Shares of Restricted Stock, or Shares delivered in settlement of Restricted Stock Units, in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse, but in no event will delivery of such Shares be made later than the earlier of (i)  2-1/2 months after the close of the year in which such conditions or restrictions were satisfied or lapsed and (ii) December 31 of the third year following the year of the grant date.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse, and Restricted Stock Units shall be settled through payment in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.

8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following:

"The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in the 2018 Omnibus Equity Incentive Compensation Plan and in the associated Award Agreement.  A copy of the Plan and such Award Agreement may be obtained from Energy Fuels Inc."

8.6 Voting Rights. To the extent required by law, Participants holding Shares of Restricted Stock granted hereunder shall have the right to exercise full voting rights with respect to those Shares during the Period of Restriction.  A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or Dividend Equivalents while they are so held in a manner determined by the Committee in its sole discretion. Restricted Stock Units held by a Participant having surpassed the Period of Restriction may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or Dividend Equivalents while they are so held in a manner determined by the Committee in its sole discretion. Notwithstanding the foregoing, the payment of dividends or Dividend Equivalents is strictly prohibited with respect to Restricted Stock Units still subject to a Period of Restriction.  Dividend Equivalents shall not apply to an Award unless specifically provided for in the Award Agreement.  The Committee may apply any restrictions to the dividends or Dividend Equivalents that the Committee deems appropriate.  The Committee, in its sole discretion, may determine the form of payment of dividends or Dividend Equivalents, including cash, Shares, Restricted Stock or Restricted Stock Units.

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8.8 Death and other Termination of Employment

(a) Death:  If a Participant dies while an Employee, officer or director of or Consultant to the Company or an Affiliate:

(i) any Restricted Stock Units held by the Participant that have vested as at the Termination Date (as defined below), shall be paid to the Recipient's estate.  Any Restricted Stock Units that have not vested as at the Termination Date will be immediately cancelled and forfeited to the Company on the Termination Date; and

(ii) such Participant's eligibility to receive further grants of Restricted Stock Units under the Plan ceases as of the Termination Date.

(b) Termination other than Death: Where a Participant's employment or term of office or engagement terminates for any reason other than death (whether such termination occurs with or without any or adequate notice or reasonable notice, or with or without any or adequate compensation in lieu of such notice), then:

(i) any Restricted Stock Units held by the Participant that have vested before the Termination Date shall be paid to the Recipient.  Any Restricted Stock Units held by the Participant that are not yet vested at the Termination Date will be immediately cancelled and forfeited to the Company on the Termination Date;

(ii) the eligibility of a Participant to receive further grants under the Plan ceases as of the date that the Company or an Affiliate, as the case may be, provides the Participant with written notification that the Participant's employment or term of office or engagement, is terminated, notwithstanding that such date may be prior to the Termination Date; and

(iii) notwithstanding (b)(i) and (ii) above, unless the Committee, in its sole discretion, otherwise determines, at any time and from time to time, Restricted Stock Units are not affected by a change of employment arrangement within or among the Company or an Affiliate for so long as the Participant continues to be an employee of the Company or an Affiliate.

(c) For purposes of section 8.8, the term, "Termination Date" means, in the case of a Participant whose employment or term of office or engagement with the Company or an Affiliate terminates:

(i) by reason of the Participant's death, the date of death;

(ii) for any reason whatsoever other than death, the date of the Participant's last day actively at work for or actively engaged by the Company or the Affiliate, as the case may be; and for greater certainty "Termination Date" in any such case specifically does not mean the date on which any period of contractual notice or reasonable notice that the Company or the Affiliate, as the case may be, may be required at law to provide to a Participant would expire; and

(iii) the resignation of a director or the expiry of a director's term on the Board without re-election (or nomination for election) shall be considered to be a termination of his or her term of office.

8.9 Payment in Settlement of Restricted Stock Units. When and if Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in settlement of such units in cash, Shares of equivalent value (based on the FMV, as defined in the Award Agreement at the time of grant or thereafter by the Committee), in some combination thereof, or in any other form determined by the Committee at its sole discretion.  The Committee's determination regarding the form of payout shall be set forth or reserved for later determination in the Award Agreement for the grant of the Restricted Stock Unit.

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ARTICLE 9. DEFERRED SHARE UNITS

9.1 Grant of Deferred Share Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Deferred Share Units to Non-Employee Directors in such amounts and upon such terms as the Committee shall determine.

9.2 Deferred Share Unit Agreement. Each Deferred Share Unit grant shall be evidenced by an Award Agreement that shall specify the number of Deferred Share Units granted, the settlement date for Deferred Share Units, and any other provisions as the Committee shall determine, including, but not limited to a requirement that Participants pay a stipulated purchase price for each Deferred Share Unit, restrictions based upon the achievement of specific performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which the Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Deferred Share Units.

9.3 Non-transferability of Restricted Stock and Restricted Stock Units. Except as otherwise provided in this Plan or the Award Agreement, the Deferred Share Units granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.  All rights with respect to the Deferred Share Units granted to a Participant under the Plan shall be available during such Participant's lifetime only to such Participant, except as otherwise provided in the Award Agreement at the time of grant or thereafter by the Committee.

9.4 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Deferred Share Units following termination of the Participant's employment or other relationship with the Company or Affiliates.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Deferred Share Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

ARTICLE 10. PERFORMANCE SHARES AND PERFORMANCE UNITS

10.1 Grant of Performance Shares and Performance Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Performance Shares and/or Performance Units to Participants in such amounts and upon such terms as the Committee shall determine.

10.2 Value of Performance Shares and Performance Units. Each Performance Share and Performance Unit shall have an initial value equal to the FMV of a Share on the date of grant.  The Committee shall set performance criteria for a Performance Period in its discretion, which, depending on the extent to which they are met, will determine, in the manner determined by the Committee and set forth in the Award Agreement, the value and/or number of each Performance Share or Performance Unit that will be paid to the Participant.

10.3 Earning of Performance Shares and Performance Units. Subject to the terms of this Plan and the applicable Award Agreement, after the applicable Performance Period has ended, the holder of Performance Shares/Performance Units shall be entitled to receive payout on the value and number of Performance Shares/Performance Units, determined as a function of the extent to which the corresponding performance criteria have been achieved.  Notwithstanding the foregoing, the Company shall have the ability to require the Participant to hold any Shares received pursuant to such Award for a specified period of time.

10.4 Form and Timing of Payment of Performance Shares and Performance Units. Payment of earned Performance Shares/Performance Units shall be as determined by the Committee and as set forth in the Award Agreement.  Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Shares/Performance Units in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Shares/Performance Units at the end of the applicable Performance Period.  Any Shares may be granted subject to any restrictions deemed appropriate by the Committee.  The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement for the grant of the Award or reserved for later determination.

10.5 Dividends and Other Distributions. The Committee shall determine whether Participants holding Performance Shares will receive Dividend Equivalents with respect to dividends declared with respect to the Shares.  Dividends or Dividend Equivalents may be subject to accrual, forfeiture or payout restrictions as determined by the Committee in its sole discretion. Notwithstanding the foregoing, the payment of dividends or Dividend Equivalents to a Participant is prohibited in respect to any Performance Shares for which the requisite performance criteria have not been achieved.

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10.6 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Shares/Performance Units following termination of the Participant's employment or other relationship with the Company or an Affiliate.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards of Performance Shares/Performance Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.7 Non-transferability of Performance Shares and Performance Units. Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, Performance Shares/Performance Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant's Award Agreement or otherwise by the Committee at any time, a Participant's rights under the Plan shall inure during such Participant's lifetime only to such Participant.

ARTICLE 11. FULL VALUE STOCK-BASED AWARDS

11.1 Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, including, but not limited to, being subject to performance criteria, or in satisfaction of such obligations, as the Committee shall determine.  Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares.

11.2 Termination of Employment.. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive Stock-Based Awards following termination of the Participant's employment or other relationship with the Company or Affiliates.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

11.3 Non-transferability of Stock-Based Awards. Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, Stock-Based Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, a Participant's rights under the Plan shall be exercisable during such Participant's lifetime only by such Participant.

ARTICLE 12. BENEFICIARY DESIGNATION

A Participant's "beneficiary" is the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant's death.  A Participant may designate a beneficiary or change a previous beneficiary designation at such times as prescribed by the Committee and by using such forms and following such procedures approved or accepted by the Committee for that purpose.  If no beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant's death, the beneficiary shall be the Participant's estate.

Notwithstanding the provisions above, the Committee may, in its discretion, after notifying the affected Participants, modify the foregoing requirements, institute additional requirements for beneficiary designations, or suspend the existing beneficiary designations of living Participants or the process of determining beneficiaries under this Article 12, or both, in favor of another method of determining beneficiaries.

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ARTICLE 13. DEFERRALS

The Committee may permit or require a Participant to defer such Participant's receipt of any Award, or payment in settlement or exercise of any Award, provided that any such deferral must comply with the applicable requirements of Section 409A of the Code and the Treasury regulations thereunder so that such deferral does not cause the Participant to be subject to taxes and interest pursuant to Section 409A of the Code.

ARTICLE 14. RIGHTS OF PERSONS ELIGIBLE TO PARTICIPATE

14.1 Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant's employment, consulting or other service relationship with the Company or an Affiliate at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or an Affiliate.

Neither an Award nor any benefits arising under this Plan shall constitute part of an employment or service contract with the Company or an Affiliate, and, accordingly, subject to the terms of this Plan, this Plan may be terminated or modified at any time in the sole and exclusive discretion of the Committee or the Board without giving rise to liability on the part of the Company or an Affiliate for severance payments or otherwise, except as provided in this Plan.

For purposes of the Plan, unless otherwise provided by the Committee, a transfer of employment of a Participant between the Company and an Affiliate or among Affiliates shall not be deemed a termination of employment.  The Committee may provide in a Participant's Award Agreement or otherwise the conditions under which a transfer of employment to an entity that is spun off from the Company or an Affiliate shall not be deemed a termination of employment for purposes of an Award.

14.2 Participation. No Employee or other Person eligible to participate in the Plan shall have the right to be selected to receive an Award.  No person selected to receive an Award shall have the right to be selected to receive a future Award, or, if selected to receive a future Award, the right to receive such future Award on terms and conditions identical or in proportion in any way to any prior Award.

14.3 Rights as a Shareholder. A Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 15. CHANGE OF CONTROL

15.1 Accelerated Vesting and Payment. Subject to the provisions of Section 15.2 or as otherwise provided in the Award Agreement, in the event of a Change of Control, unless otherwise specifically prohibited under law or by the rules and regulations of a national securities exchange or market on which Shares are listed or traded:

(a) Any and all Options and SARs granted hereunder shall be accelerated to become immediately exercisable in full, unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2;

(b) Any Period of Restriction and other restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse, and Restricted Stock Units shall be immediately settled and payable, unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2;

(c) The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units and Performance Shares shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change of Control, unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2;

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(d) The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change of Control, (or such other time prior to the time of the Change of Control, if the Committee in its reasonable discretion determines is appropriate) and shall be paid out to Participants within thirty (30) days following the effective date of the Change of Control, unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2;

(e) Awards denominated in cash shall be paid to Participants in cash within thirty (30) days following the effective date of the Change of Control, unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2;

(f) Upon a Change of Control, unless otherwise specifically provided in a written agreement entered into between the Participant and the Company or an Affiliate, the Committee shall immediately cause all other Stock-Based Awards to vest and be paid out as determined by the Committee, unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2; and

(g) Unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2, the Committee shall have the discretion to unilaterally determine that all outstanding Awards shall be cancelled upon a Change of Control, and that the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreements, shall be paid out in cash in an amount based on the Change of Control Price within a reasonable time subsequent to the Change of Control; provided, however, that no such payment shall be made to a Participant subject to taxation under the Code using a value higher than the closing price of the underlying Shares on the TSX or the NYSE on the date of settlement.

15.2 Alternative Awards. Notwithstanding Section 15.1, no cancellation, acceleration of vesting, lapsing of restrictions, payment of an Award, cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change of Control that such Award shall be honored or assumed, or new rights substituted therefor (with such honored, assumed or substituted Award hereinafter referred to as an "Alternative Award") by any successor to the Company or an Affiliate as described in Article 17; provided, however, that any such Alternative Award must:

(a) Be based on stock which is traded on the TSX and/or an established U.S. securities market;

(b) Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

(c) Recognize, for the purpose of vesting provisions, the time that the Award has been held prior to the Change of Control;

(d) Have substantially equivalent economic value to such Award (determined prior to the time of the Change of Control); and

(e) Have terms and conditions which provide that in the event that the Participant's employment with the Company, an Affiliate or any successor as described in Article 18 is involuntarily terminated or Constructively Terminated at any time within at least twelve months following a Change of Control, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse and the Award shall vest, as the case may be.

15.3 Compliance with Section 280G of the Code. In the event that any accelerated Award vesting or payment received or to be received by a Participant pursuant to Section 15.1 herein (the "Benefit") would (i) constitute a "parachute payment" within the meaning of and subject to Section 280G of the Code and (ii) but for this Section 15.3, be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then such Benefit shall be reduced to the extent necessary so that no portion of the Benefit will be subject to the Excise Tax, as determined in good faith by the Committee; provided, however, that if, in the absence of any such reduction (or after such reduction), the Participant believes that the Benefit or any portion thereof (as reduced, if applicable) would be subject to the Excise Tax, the Benefit shall be reduced (or further reduced) to the extent determined by the Participant in his or her discretion so that the Excise Tax would not apply.  If, notwithstanding any such reduction (or in the absence of such reduction), the Internal Revenue Service ("IRS") determines that the Participant is liable for the Excise Tax as a result of the Benefit, then the Participant shall be obligated to return to the Company, within thirty days of such determination by the IRS, a portion of the Benefit sufficient such that none of the Benefit retained by the Participant constitutes a "parachute payment" within the meaning of Section 280G of the Code that is subject to the Excise Tax.

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ARTICLE 16. AMENDMENT, MODIFICATION, SUSPENSION AND TERMINATION

16.1 Amendment, Modification, Suspension and Termination.

(a) Except as set out in clauses (b) and (c) below, and as otherwise provided by law, or stock exchange rules, the Committee or Board may, at any time and from time to time, alter, amend, modify, suspend or terminate the Plan or any Award in whole or in part without notice to, or approval from, shareholders, including, but not limited to for the purposes of:

(i) making any acceleration of or other amendments to the general vesting provisions of any Award previously granted to a Participant in cases involving death, disability or retirement;

(ii) waiving any termination of, extending the expiry date of, or making any other amendments to the general term of any Award or exercise period thereunder, provided that no Award held by an Insider may be extended beyond its original expiry date;

(iii) making any amendments to add covenants or obligations of the Company for the protection of Participants;

(iv) making any amendments not inconsistent with the Plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, it may be expedient to make, including amendments that are desirable as a result of changes in law or as a "housekeeping" matter; or

(v) making such changes or corrections which are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error.

(b) Other than as expressly provided in an Award Agreement or as set out herein with respect to a Change of Control, the Committee shall not alter or impair any rights or increase any obligations with respect to an Award previously granted under the Plan without the consent of the Participant.

(c) The following amendments to the Plan shall require the prior approval of the Company's shareholders:

(i) A reduction in the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, except for adjustments to the Option Price or Grant Price applicable to outstanding Awards pursuant to Section 4.2 hereof.

(ii) Any amendment or modification which would increase the total number of Shares available for issuance under the Plan or the total number of Shares available for ISOs under the Plan;

(iii) An increase to the limit on the number of Shares issued or issuable under the Plan to Insiders of the Company;

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(iv) An extension of the expiry date of an Option or SAR, other than as otherwise permitted hereunder in relation to a Blackout Period; or

(v) Any amendment to the amendment provisions of the Plan under this Article 16.1.

16.2 Adjustment of Awards Upon the Occurrence of Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events in addition to the events described in Article 4.2 hereof affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

16.3 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

ARTICLE 17. WITHHOLDING

The Company or any Affiliate shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any Affiliate, an amount sufficient to satisfy federal, state and local taxes or provincial, domestic or foreign (including the Participant's FICA obligation), required by law or regulation to be withheld with respect to any taxable event arising or as a result of this Plan or any Award hereunder.  The Committee may provide for Participants to satisfy withholding requirements by having the Company issuing a number of Shares net of amounts required to satisfy withholding requirements, the Company withholding and selling Shares, or the Participant making such other arrangements, including the sale of Shares, in either case on such conditions as the Committee specifies.

Participant acknowledges and agrees that the ultimate liability for all taxes legally payable by Participant is and remains Participant's responsibility and may exceed the amount actually withheld by the Company.  Participant further acknowledges that the Company (a) makes no representations or undertakings regarding the treatment of any taxes in connection with any aspect of this Plan; and (b) does not commit to and is under no obligation to structure the terms of this Plan to reduce or eliminate Participant's liability for taxes or achieve any particular tax result.  Further, if Participant has become subject to tax in more than one jurisdiction, Participant acknowledges that the Company may be required to withhold or account for taxes in more than one jurisdiction.

ARTICLE 18. SUCCESSORS

Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the businesses and/or assets of the Company or Affiliate, as applicable.

ARTICLE 19. GENERAL PROVISIONS

19.1 Forfeiture Events. Without limiting in any way the generality of the Committee's power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, failure to accept the terms of the Award Agreement, termination of employment under certain or all circumstances, violation of material Company and Affiliate policies, breach of noncompetition, confidentiality, non-solicitation, non-interference, corporate property protection or other agreements that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and Affiliates.

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Except as expressly otherwise provided in this Plan or an Award Agreement, the termination and the expiry of the period within which an Award will vest and may be exercised by a Participant shall be based upon the last day of actual service by the Participant to the Company and specifically does not include any period of notice that the Company may be required to provide to the Participant under applicable employment law.

19.2 Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

19.3 Delivery of Title.. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable law or ruling of any governmental body that the Company determines to be necessary or advisable.

19.4 Investment Representations. The Committee may require each Participant receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

19.5 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis to the extent not prohibited by applicable law or the rules of any applicable stock exchange.

19.6 Unfunded Plan. Participants shall have no right, title or interest whatsoever in or to any investments that the Company or an Affiliate may make to aid it in meeting its obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or an Affiliate and any Participant, beneficiary, legal representative or any other person.  Awards shall be general unsecured obligations of the Company, except that if an Affiliate executes an Award Agreement instead of the Company the Award shall be a general unsecured obligation of the Affiliate and not any obligation of the Company.  To the extent that any individual acquires a right to receive payments from the Company or an Affiliate, such right shall be no greater than the right of an unsecured general creditor of the Company or Affiliate, as applicable.  All payments to be made hereunder shall be paid from the general funds of the Company or Affiliate, as applicable, and no special or separate fund shall be established, and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.  The Plan is not intended to be subject to ERISA.

19.7 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award Agreement.  In such an instance, unless the Committee determines otherwise, fractional Shares and any rights thereto shall be forfeited or otherwise eliminated.

19.8 Other Compensation and Benefit Plans.. Nothing in this Plan shall be construed to limit the right of the Company or an Affiliate to establish other compensation or benefit plans, programs, policies or arrangements.  Except as may be otherwise specifically stated in any other benefit plan, policy, program or arrangement, no Award shall be treated as compensation for purposes of calculating a Participant's rights under any such other plan, policy, program or arrangement.

19.9 No Constraint on Corporate Action. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company's or an Affiliate's right or power to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets, or (ii) to limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

24

19.10 Compliance with United States Securities Laws. All Awards and the issuance of Shares underlying such Awards issued pursuant to the Plan will be issued pursuant to the registration requirements of the United States Securities Act of 1933, as amended, or an exemption from such registration requirements.

ARTICLE 20. LEGAL CONSTRUCTION

20.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.2 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  The Company or an Affiliate shall receive the consideration required by law for the issuance of Awards under the Plan. The inability of the Company or an Affiliate to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company or an Affiliate to be necessary for the lawful issuance and sale of any Shares hereunder, shall relieve the Company or Affiliate of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.4 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the Province of Ontario excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

20.5 Compliance with Section 409A of the Code.

(a) To the extent applicable, it is intended that this Plan and any Awards made hereunder shall not provide for the payment of "deferred compensation" within the meaning of Section 409A of the Code or shall be structured in a manner and have such terms and conditions that would not cause a Participant to be subject to taxes and interest pursuant to Section 409A of the Code.  This Plan and any Awards made hereunder shall be administrated and interpreted in a manner consistent with this intent, and any provision that would cause this Plan or any Award made hereunder to become subject to taxation under Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of Participants).

(b) Notwithstanding anything in this Plan or in any Award Agreement to the contrary, but subject to this Article 20.5(b) to the extent that any amount or benefit that would constitute "deferred compensation" for purposes of Section 409A of the Code would otherwise be payable or distributable under this Plan or any Award Agreement by reason of the occurrence of a Change of Control or the Participant's disability or separation from service, such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless (i) the circumstances giving rise to such Change of Control, disability or separation from service meet the description or definition of "change in control event," "disability," or "separation from service," as the case may be, in Section 409A of the Code and applicable proposed or final Treasury regulations thereunder, and (ii) the payment or distribution of such amount or benefit would otherwise comply with Section 409A of the Code and not subject the Participant to taxes and interest pursuant to Section 409A of the Code (which may require, if the Participant is a "specified employee" within the meaning of Section 409A of the Code, that the payment date shall not be earlier than the date that is six (6) months after the date of the Participant's separation from service).  This provision does not prohibit the vesting of any Award or the vesting of any right to eventual payment or distribution of any amount or benefit under this Plan or any Award Agreement.

(c) The Committee shall use its reasonable discretion to determine the extent to which the provisions of Article 20.5 will apply to a Participant who is subject to taxation under the ITA.

25

Important Notice of Internet Availability of Proxy Materials for the Annual and Special Meeting of Shareholders of

ENERGY FUELS INC.

to be held on June 11, 2025

at 10:00 a.m. MDT

via the Internet at https://web.lumiconnect.com/255057223 (password: ef2025)

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/28/2025.

Please visit http://www.astproxyportal.com/ast/23865/, where the following materials are available to view:

- Notice of Annual and Special Meeting of Shareholders
- Proxy Statement
- Form of Electronic Proxy Card
- "Glossy" Annual Report on Form 10-K

TO REQUEST MATERIAL: **TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers)**
E-MAIL: help@equiniti.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Daylight Time the day before the cut-off or meeting date.

VIRTUALLY AT THE MEETING: The Company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit **https://web.lumiconnect.com/255057223** (password: ef2025) and be sure to have your control number available.

TELEPHONE: To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. Election of Directors:

NOMINEES:

1. J. Birks Bovaird
2. Mark S. Chalmers
3. Benjamin Eshleman III
4. Ivy V. Estabrooke
5. Barbara A. Filas
6. Bruce D. Hansen
7. Jaqueline Herrera
8. Dennis L. Higgs
9. Robert W. Kirkwood
10. Alexander G. Morrison
11. Michael H. Stirzaker

Please note that you cannot use this notice to vote by mail.

2. Appointment of Auditors

Appointment of KPMG LLP of Denver, Colorado, an independent registered public accounting firm, as the auditors of the Company for 2025, and to authorize the directors to fix the remuneration of the auditors, as set out on page 16 of the Proxy Statement.

3. Amendment of Equity Incentive Plan

If deemed advisable, ratification and approval of amendment of the Company's Omnibus Equity Incentive Compensation Plan to increase share authorization limits, as set out on page 16 of the Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR, AND "FOR" PROPOSALS 2 AND 3

0

ENERGY FUELS INC.

Proxy for Annual and Special Meeting of Shareholders on June 11, 2025

Solicited on Behalf of the Board of Directors

I/We, being holder(s) of Common Shares of Energy Fuels Inc. (the "Company"), hereby appoint: Mark S. Chalmers, President and Chief Executive Officer, or, failing him, David C. Frydenlund, Executive Vice President, or ______________________________________ (print the name of the person you are appointing if this person is someone other than the individuals listed above) as proxyholder of the undersigned, to attend, act and vote on behalf of the undersigned in accordance with the below direction (or if no directions have been given, as the proxyholder sees fit) on all the following matters and any other matter that may properly come before the Annual and Special Meeting of Shareholders of the Company (the "Meeting"). Further details regarding the Meeting, the matters to be voted on at the Meeting and how to vote can be found in the Proxy Statement of the Company dated April 23, 2025 (the "Proxy Statement").

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF

ENERGY FUELS INC.

June 11, 2025

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Proxy Statement and Proxy Card are available at http://www.astproxyportal.com/ast/23865/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

061125

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR, AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

	Nominee	FOR	WITHHOLD
1.	J. Birks Bovaird	☐	☐
2.	Mark S. Chalmers	☐	☐
3.	Benjamin Eshleman III	☐	☐
4.	Ivy V. Estabrooke	☐	☐
5.	Barbara A. Filas	☐	☐
6.	Bruce D. Hansen	☐	☐
7.	Jaqueline Herrera	☐	☐
8.	Dennis L. Higgs	☐	☐
9.	Robert W. Kirkwood	☐	☐
10.	Alexander G. Morrison	☐	☐
11.	Michael H. Stirzaker	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. Appointment of Auditors

	FOR	WITHHOLD
Appointment of KPMG LLP of Denver, Colorado, an independent registered public accounting firm, as the auditors of the Company for 2025, and to authorize the directors to fix the remuneration of the auditors, as set out on page 16 of the Proxy Statement.	☐	☐

3. Amendment of Equity Incentive Plan

	FOR	AGAINST	ABSTAIN
If deemed advisable, ratification and approval of amendment of the Company's Omnibus Equity Incentive Compensation Plan to increase share authorization limits, as set out on page 16 of the Proxy Statement.	☐	☐	☐

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted "FOR" for all proposals by management's appointees or, if you appoint another proxyholder, as that other proxyholder sees fit. On any amendments or variations proposed or any new business properly submitted before the Meeting, I/We authorize you to vote as you see fit.**

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF

ENERGY FUELS INC.

June 11, 2025

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The Company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit **https://web.lumiconnect.com/255057223** (password: ef2025) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at http://www.astproxyportal.com/ast/23865/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

061125

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR, AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

		FOR	WITHHOLD
1.	J. Birks Bovaird	☐	☐
2.	Mark S. Chalmers	☐	☐
3.	Benjamin Eshleman III	☐	☐
4.	Ivy V. Estabrooke	☐	☐
5.	Barbara A. Filas	☐	☐
6.	Bruce D. Hansen	☐	☐
7.	Jaqueline Herrera	☐	☐
8.	Dennis L. Higgs	☐	☐
9.	Robert W. Kirkwood	☐	☐
10.	Alexander G. Morrison	☐	☐
11.	Michael H. Stirzaker	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. Appointment of Auditors

	FOR	WITHHOLD
Appointment of KPMG LLP of Denver, Colorado, an independent registered public accounting firm, as the auditors of the Company for 2025, and to authorize the directors to fix the remuneration of the auditors, as set out on page 16 of the Proxy Statement.	☐	☐

3. Amendment of Equity Incentive Plan

	FOR	AGAINST	ABSTAIN
If deemed advisable, ratification and approval of amendment of the Company's Omnibus Equity Incentive Compensation Plan to increase share authorization limits, as set out on page 16 of the Proxy Statement.	☐	☐	☐

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted "FOR" for all proposals by management's appointees or, if you appoint another proxyholder, as that other proxyholder sees fit. On any amendments or variations proposed or any new business properly submitted before the Meeting, I/We authorize you to vote as you see fit.**

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.